UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22375

PIMCO Equity Series

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

PIMCO Equity Series

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Adam T. Teufel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: June 30

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

•	PIMCO Dividend and Income Fund

•	PIMCO REALPATH® Blend Income Fund

•	PIMCO REALPATH® Blend 2025 Fund

•	PIMCO REALPATH® Blend 2030 Fund

•	PIMCO REALPATH® Blend 2035 Fund

•	PIMCO REALPATH® Blend 2040 Fund

•	PIMCO REALPATH® Blend 2045 Fund

•	PIMCO REALPATH® Blend 2050 Fund

•	PIMCO REALPATH® Blend 2055 Fund

•	PIMCO REALPATH® Blend 2060 Fund

•	PIMCO REALPATH® Blend 2065 Fund

•	PIMCO RAE US Fund

•	PIMCO RAE US Small Fund

•	PIMCO RAE Emerging Markets Fund

•	PIMCO RAE International Fund

•	PIMCO RAE Global ex-US Fund

•	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

•	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

•	PIMCO RAFI Dynamic Multi-Factor International Equity ETF

•	PIMCO RAFI ESG U.S. ETF

PIMCO EQUITY SERIES®

Semiannual Report

December 31, 2023

PIMCO Dividend and Income Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Market Insights

Dear Shareholder,

This semiannual report covers the six-month reporting period ended December 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to grow despite inflation that remains elevated, interest rate increases, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience was particularly evident in the United States (“U.S.”). Some European economies experienced slower growth and generally continued to expand over the reporting period.

Central banks slowed interest rate hikes

Inflation eased over the reporting period, and several bank officials suggested that central banks may slow aggressive interest-rate hikes. From March 2022 through July 2023, the U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25 percentage points. In September, November and December 2023, the Fed did not increase interest rates. In December 2023, Fed communications conveyed a belief that the policy rate may be likely at or near its peak for the tightening cycle. From July 2022 through September 2023, the European Central Bank (“ECB”) raised its deposit facility overnight rate a total of 4.50 percentage points and then held rates steady at its October and December 2023 meetings. Meanwhile, from December 2019 through July 2023, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15 percentage points and then held rates steady in September, November and December 2023. Both the ECB and BoE acknowledged the possibility of rate cuts in 2024.

Mixed financial market returns

The yield on the benchmark 10-year U.S. Treasury increased during the reporting period. In many other developed markets, yields on 10-year government bonds fluctuated. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. During the reporting period, lower-rated bonds generally outperformed their higher-rated counterparts. Global equities and commodities rose amid market volatility. The U.S. dollar weakened relative to the euro, British pound and Japanese yen.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Total Returns of Certain Asset Classes for the Period Ended December 31, 2023

Asset Class (as measured by, currency)	Six-Month

U.S. large cap equities (S&P 500 Index, USD)	8.04%

Global equities (MSCI World Index, USD)	7.56%

European equities (MSCI Europe Index, EUR)	4.24%

Emerging market equities (MSCI Emerging Markets Index, EUR)	4.71%

Japanese equities (Nikkei 225 Index, JPY)	1.74%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	4.55%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	6.40%

Below investment grade bonds (ICE BofAML Developed Markets High Yield Constrained Index, USD Hedged)	7.90%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	5.52%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	3.48%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO EQUITY SERIES

Important Information About the PIMCO Dividend and Income Fund

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO Dividend and Income Fund (the “Fund”).

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

The Fund may be subject to various risks as described in its prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Fund’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact a Fund. The extent, duration and impact of Russia’s military action in

SEMIANNUAL REPORT	DECEMBER 31, 2023	3

Important Information About the PIMCO Dividend and Income Fund (Cont.)

Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, a Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause a Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that a Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of a Fund and its shareholders.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable). The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector

4	PIMCO EQUITY SERIES

could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or share class may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Diversification Status

PIMCO Dividend and Income Fund	12/14/11	12/14/11	12/14/11	—	12/14/11	12/14/11	Diversified

SEMIANNUAL REPORT	DECEMBER 31, 2023	5

Important Information About the PIMCO Dividend and Income Fund (Cont.)

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither the Fund’s prospectus nor the Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

6	PIMCO EQUITY SERIES

In May 2022, the SEC proposed a framework that would require certain registered portfolios (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Fund must comply with certain new requirements which include, but are not limited to, making significant updates to the content of its shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Investment Company Act of 1940, as amended, to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments are effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

SEMIANNUAL REPORT	DECEMBER 31, 2023	7

PIMCO Dividend and Income Fund

Cumulative Returns Through December 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended December 31, 2023

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/14/11)
PIMCO Dividend and Income Fund Institutional Class	7.19%	12.18%	7.29%	4.49%	6.45%
PIMCO Dividend and Income Fund I-2	7.13%	12.06%	7.18%	4.39%	6.36%
PIMCO Dividend and Income Fund Class A	7.04%	11.76%	6.90%	4.12%	6.08%
PIMCO Dividend and Income Fund Class A (adjusted)	1.17%	5.64%	5.70%	3.53%	5.59%
PIMCO Dividend and Income Fund Class C	6.57%	10.88%	6.09%	3.34%	5.28%
PIMCO Dividend and Income Fund Class C (adjusted)	5.57%	9.88%	6.09%	3.34%	5.28%
MSCI ACWI High Dividend Yield Net USD±	5.42%	9.32%	7.81%	5.43%	7.51%
50% MSCI ACWI High Dividend Yield Index / 50% Bloomberg US Aggregate Index±±	4.42%	7.50%	4.67%	3.80%	4.65%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 11/30/2011.

8	PIMCO EQUITY SERIES

Institutional Class - PQIIX	I-2 - PQIPX
Class A - PQIZX	Class C - PQICX

± MSCI ACWI High Dividend Yield Net USD includes large and mid cap stocks across a group of developed markets and emerging markets countries. The index is designed to include companies with high dividend income and quality characteristics, and that have higher than average dividend yields that are both sustainable and persistent. Securities are screened based on track record of consistent dividend payments with capacity to sustain dividend payouts into the future. Securities are also screened based on certain quality factors such as return on equity, earnings variability, debt to equity, and recent 12-month price performance. Issuer weights are capped at 5%. The index is market cap weighted and rebalanced semi-annually in May and November.

±± The MSCI ACWI High Dividend Yield Index includes large and mid cap stocks across a group of developed markets and emerging markets countries. The index is designed to include companies with high dividend income and quality characteristics, and that have higher than average dividend yields that are both sustainable and persistent. Securities are screened based on track record of consistent dividend payments with capacity to sustain dividend payouts into the future. Securities are also screened based on certain quality factors such as return on equity, earnings variability, debt to equity, and recent 12-month price performance. Issuer weights are capped at 5%. The index is market cap weighted and rebalanced semi-annually in May and November. The Bloomberg US Aggregate Index represents securities that are registered with the Securities and Exchange Commission, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87- PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.76% for Institutional Class shares, 0.86% for I-2 shares, 0.96% for I-3 shares, 1.11% for Class A shares and 1.86% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

SEMIANNUAL REPORT	DECEMBER 31, 2023	9

PIMCO Dividend and Income Fund (Cont.)

Geographic Breakdown as of December 31, 2023†§

United States	69.0%
United Kingdom	4.3%
Switzerland	3.3%
Short-Term Instruments‡	2.8%
Japan	2.7%
France	2.3%
Cayman Islands	2.2%
Brazil	1.5%
Spain	1.4%
Taiwan	1.4%
China	1.1%
Italy	1.1%
Netherlands	1.0%
Other	5.9%

Sector Breakdown as of December 31, 2023†§

U.S. Government Agencies	24.7%
Asset-Backed Securities	10.6%
U.S. Treasury Obligations	7.9%
Non-Agency Mortgage-Backed Securities	7.0%
Financials	6.4%
Health Care	6.0%
Industrials	5.7%
Consumer Staples	5.1%
Real Estate	4.1%
Information Technology	3.8%
Materials	3.0%
Short-Term Instruments‡	2.8%
Consumer Discretionary	2.7%
Energy	2.6%
Banking & Finance	2.4%
Communication Services	1.9%
Utilities	1.7%
Other	1.6%

†	% of Investments, at value.
§	Geographic and Sector Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

10	PIMCO EQUITY SERIES

Institutional Class - PQIIX	I-2 - PQIPX
Class A - PQIZX	Class C - PQICX

Investment Objective and Strategy Overview

PIMCO Dividend and Income Fund seeks to provide current income, and as a secondary objective, seeks to provide long-term capital appreciation, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of income-producing investments, and will typically invest between 35-65% of its assets in equity and equity-related securities (such portion of the Fund’s portfolio, the “Equity Sleeve”) selected in accordance with PIMCO’s systematic equity income strategy. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital, certain real estate investment trusts (“REITs”) and business development companies (“BDCs”)) and equity derivatives. With respect to investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Fund may invest. The securities for the Equity Sleeve are selected by PIMCO from a broad universe of global equities. The Fund will also typically invest 35-65% of its assets in “Fixed Income Instruments” of varying maturities selected primarily based on their ability to deliver consistent income, subject to prudent risk management. Fixed Income Instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to the cash interest rate in the U.S. contributed to performance, as U.S. cash rates increased.

»	Long exposure to U.S. equities contributed to performance, as U.S. equities had positive returns.

»	U.S. duration and curve positioning, particularly long exposure in the intermediate portion of the curve, contributed to performance, as these interest rates fell.

»	Long exposure to agency mortgage-backed securities detracted from performance, as the Fund’s exposure was elevated in periods when spreads widened more than when spreads tightened.

»	U.K. duration and curve positioning, particularly short exposure to the 10-year portion of the curve, detracted from performance, as these interest rates fell.

»	Long exposure to Chinese equities detracted from performance, as Chinese equities had negative returns.

SEMIANNUAL REPORT	DECEMBER 31, 2023	11

Expense Example

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2023 to December 31, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During Period*	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,071.90	$4.20	$1,000.00	$1,020.95	$4.09	0.81%
I-2	1,000.00	1,071.30	4.71	1,000.00	1,020.45	4.60	0.91
Class A	1,000.00	1,070.40	6.00	1,000.00	1,019.20	5.86	1.16
Class C	1,000.00	1,065.70	9.86	1,000.00	1,015.45	9.62	1.91

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO EQUITY SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	DECEMBER 31, 2023	13

Financial Highlights PIMCO Dividend and Income Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

07/01/2023 - 12/31/2023+	$11.57	$0.22	$0.60	$0.82	$(0.35)	$0.00	$(0.35)

06/30/2023	11.35	0.46	0.51	0.97	(0.75)	0.00	(0.75)

06/30/2022	12.72	0.47	(1.42)	(0.95)	(0.42)	0.00	(0.42)

06/30/2021	9.71	0.44	3.03	3.47	(0.46)	0.00	(0.46)

06/30/2020	11.27	0.33	(1.57)	(1.24)	(0.32)	0.00	(0.32)

06/30/2019	11.54	0.39	(0.18)	0.21	(0.48)	0.00	(0.48)

I-2

07/01/2023 - 12/31/2023+	11.59	0.22	0.60	0.82	(0.35)	0.00	(0.35)

06/30/2023	11.37	0.45	0.50	0.95	(0.73)	0.00	(0.73)

06/30/2022	12.74	0.48	(1.44)	(0.96)	(0.41)	0.00	(0.41)

06/30/2021	9.72	0.41	3.06	3.47	(0.45)	0.00	(0.45)

06/30/2020	11.29	0.32	(1.58)	(1.26)	(0.31)	0.00	(0.31)

06/30/2019	11.56	0.38	(0.19)	0.19	(0.46)	0.00	(0.46)

Class A

07/01/2023 - 12/31/2023+	11.54	0.20	0.60	0.80	(0.33)	0.00	(0.33)

06/30/2023	11.33	0.42	0.50	0.92	(0.71)	0.00	(0.71)

06/30/2022	12.71	0.43	(1.42)	(0.99)	(0.39)	0.00	(0.39)

06/30/2021	9.70	0.39	3.04	3.43	(0.42)	0.00	(0.42)

06/30/2020	11.27	0.29	(1.57)	(1.28)	(0.29)	0.00	(0.29)

06/30/2019	11.53	0.35	(0.19)	0.16	(0.42)	0.00	(0.42)

Class C

07/01/2023 - 12/31/2023+	11.53	0.16	0.60	0.76	(0.29)	0.00	(0.29)

06/30/2023	11.32	0.33	0.51	0.84	(0.63)	0.00	(0.63)

06/30/2022	12.72	0.34	(1.43)	(1.09)	(0.31)	0.00	(0.31)

06/30/2021	9.70	0.27	3.07	3.34	(0.32)	0.00	(0.32)

06/30/2020	11.29	0.21	(1.57)	(1.36)	(0.23)	0.00	(0.23)

06/30/2019	11.48	0.26	(0.18)	0.08	(0.27)	0.00	(0.27)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)	Effective November 1, 2021, the Fund’s Investment advisory fee was decreased by 0.01% to an annual rate of 0.44%.
(f)	Effective November 1, 2021, the Class’s Supervisory and Administrative fees was decreased by 0.05% to an annual rate of 0.25%.
(g)	Effective October 1, 2020, the Fund’s Investment advisory fee was decreased by 0.04% to an annual rate of 0.45%.
(h)	Effective November 1, 2021, the Class’s Supervisory and Administrative fees was decreased by 0.05% to an annual rate of 0.35%.

14	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.04	7.19%	$16,881	0.81	%*	0.82	%*	0.70	%*	0.71	%*	3.83	%*	203%

11.57	8.81	18,032	0.75		0.76		0.69		0.70		4.05		344

11.35	(7.76)	12,660	0.71	(e)(f)	0.72	(e)(f)	0.71	(e)(f)	0.72	(e)(f)	3.80		254

12.72	36.27	32,512	0.79	(g)	0.80	(g)	0.77	(g)	0.78	(g)	3.79		218

9.71	(11.38)	16,438	0.83		0.84		0.80		0.81		3.05		158

11.27	2.06	20,685	0.95		0.96		0.80		0.81		3.48		108

12.06	7.13	16,420	0.91	*	0.92	*	0.80	*	0.81	*	3.75	*	203

11.59	8.68	15,876	0.85		0.86		0.79		0.80		3.88		344

11.37	(7.78)	17,950	0.81	(e)(h)	0.82	(e)(h)	0.81	(e)(h)	0.82	(e)(h)	3.83		254

12.74	36.19	19,919	0.89	(g)	0.90	(g)	0.87	(g)	0.88	(g)	3.64		218

9.72	(11.52)	19,236	0.93		0.94		0.90		0.91		2.95		158

11.29	1.91	25,573	1.05		1.06		0.90		0.91		3.40		108

12.01	7.04	130,377	1.16	*	1.17	*	1.05	*	1.06	*	3.50	*	203

11.54	8.37	122,269	1.10		1.11		1.04		1.05		3.65		344

11.33	(8.08)	120,215	1.06	(e)(h)	1.07	(e)(h)	1.06	(e)(h)	1.07	(e)(h)	3.47		254

12.71	35.89	136,346	1.14	(g)	1.15	(g)	1.12	(g)	1.13	(g)	3.41		218

9.70	(11.72)	96,148	1.18		1.19		1.15		1.16		2.70		158

11.27	1.61	122,533	1.30		1.31		1.15		1.16		3.13		108

12.00	6.66	11,842	1.91	*	1.92	*	1.80	*	1.81	*	2.75	*	203

11.53	7.63	13,403	1.85		1.86		1.79		1.80		2.88		344

11.32	(8.76)	15,021	1.81	(e)(h)	1.82	(e)(h)	1.81	(e)(h)	1.82	(e)(h)	2.73		254

12.72	34.82	18,882	1.89	(g)	1.90	(g)	1.87	(g)	1.88	(g)	2.52		218

9.70	(12.36)	46,644	1.93		1.94		1.90		1.91		1.92		158

11.29	0.87	83,059	2.05		2.06		1.90		1.91		2.34		108

SEMIANNUAL REPORT	DECEMBER 31, 2023	15

Statement of Assets and Liabilities PIMCO Dividend and Income Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$226,439
Investments in Affiliates	940

Financial Derivative Instruments
Exchange-traded or centrally cleared	90
Over the counter	263
Cash	117
Deposits with counterparty	1,902
Foreign currency, at value	512
Receivable for investments sold	19
Receivable for investments sold on a delayed-delivery basis	15
Receivable for TBA investments sold	68,223
Receivable for Fund shares sold	101
Interest and/or dividends receivable	1,210
Dividends receivable from Affiliates	8
Reimbursement receivable from PIMCO	3

Total Assets	299,842

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$6,001

Financial Derivative Instruments
Exchange-traded or centrally cleared	63
Over the counter	416
Payable for investments purchased	1
Payable for investments in Affiliates purchased	8
Payable for TBA investments purchased	115,871
Deposits from counterparty	1,720
Payable for Fund shares redeemed	85
Accrued investment advisory fees	67
Accrued supervisory and administrative fees	51
Accrued distribution fees	8
Accrued servicing fees	31

Total Liabilities	124,322

Commitments and contingent liabilities^

Net Assets	$175,520

Net Assets Consist of:

Paid in capital	$258,839
Distributable earnings (accumulated loss)	(83,319)

Net Assets	$175,520

Cost of investments in securities	$219,983
Cost of investments in Affiliates	$939
Cost of foreign currency held	$514
Proceeds received on short sales	$5,984
Cost or premiums of financial derivative instruments, net	$(383)

* Includes repurchase agreements of:	$1,596

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.

16	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2023 (Unaudited)

Net Assets:

Institutional Class	$16,881
I-2	16,420
Class A	130,377
Class C	11,842

Shares Issued and Outstanding:

Institutional Class	1,402
I-2	1,361
Class A	10,855
Class C	987

Net Asset Value Per Share Outstanding(a):

Institutional Class	$12.04
I-2	12.06
Class A	12.01
Class C	12.00

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	DECEMBER 31, 2023	17

Statement of Operations PIMCO Dividend and Income Fund

Six Months Ended December 31, 2023 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$1,939
Dividends, net of foreign taxes*	1,746
Dividends from Investments in Affiliates	215
Total Income	3,900

Expenses:

Investment advisory fees	368
Supervisory and administrative fees	285
Distribution and/or servicing fees - Class A	154
Distribution and/or servicing fees - Class C	61
Trustee fees	6
Interest expense	90
Miscellaneous expense	9
Total Expenses	973
Waiver and/or Reimbursement by PIMCO	(6)
Net Expenses	967

Net Investment Income (Loss)	2,933

Net Realized Gain (Loss):

Investments in securities	1,256
Investments in Affiliates	17
Exchange-traded or centrally cleared financial derivative instruments	27
Over the counter financial derivative instruments	152
Foreign currency	38

Net Realized Gain (Loss)	1,490

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	6,835
Investments in Affiliates	(16)
Exchange-traded or centrally cleared financial derivative instruments	451
Over the counter financial derivative instruments	(137)
Foreign currency assets and liabilities	(23)

Net Change in Unrealized Appreciation (Depreciation)	7,110

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,533

* Foreign tax withholdings - Dividends	$77

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO EQUITY SERIES	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Dividend and Income Fund

(Amounts in thousands†)	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,933	$6,017
Net realized gain (loss)	1,490	(4,038)
Net change in unrealized appreciation (depreciation)	7,110	11,263

Net Increase (Decrease) in Net Assets Resulting from Operations	11,533	13,242

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(478)	(909)
I-2	(475)	(1,004)
Class A	(3,573)	(7,378)
Class C	(294)	(820)

Total Distributions(a)	(4,820)	(10,111)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(773)	603

Total Increase (Decrease) in Net Assets	5,940	3,734

Net Assets:

Beginning of period	169,580	165,846
End of period	$175,520	$169,580

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	DECEMBER 31, 2023	19

Schedule of Investments PIMCO Dividend and Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 129.0%

ASSET-BACKED SECURITIES 13.7%

CAYMAN ISLANDS 2.8%

AGL CLO Ltd.
6.877% due 07/20/2034		$400	$400

Bain Capital Credit CLO
6.764% due 10/17/2032		800	801

Ballyrock CLO Ltd.
6.807% due 07/20/2034		400	400

CIFC Funding Ltd.
6.795% due 07/15/2036		400	399

Magnetite Ltd.
6.935% due 10/25/2033		400	401

Newark BSL CLO Ltd.
6.610% due 07/25/2030 •		339	338

Palmer Square CLO Ltd.
6.736% due 04/20/2035		800	795

Trinitas CLO Ltd.
6.797% due 01/20/2032		400	400

TruPS Financials Note Securitization Ltd.
7.202% due 09/20/2039 •		210	205

Voya CLO Ltd.
6.744% due 10/17/2032		800	801

Total Cayman Islands			4,940

IRELAND 0.1%

Palmer Square European Loan Funding DAC
5.472% due 05/15/2033	EUR	250	275

Total Ireland			275

UNITED STATES 10.8%

Avis Budget Rental Car Funding AESOP LLC
3.350% due 09/22/2025		$400	395

Bear Stearns Asset-Backed Securities Trust
5.823% due 12/25/2034 •		855	840

Carvana Auto Receivables Trust
5.820% due 08/10/2028		400	405
6.160% due 10/10/2028		400	408

Citigroup Mortgage Loan Trust, Inc.
6.100% due 02/25/2035 •		952	871

Credit Suisse First Boston Mortgage Securities Corp.
5.077% due 01/25/2032 •		436	419

ECMC Group Student Loan Trust
6.602% due 11/25/2069 •		767	765

EMC Mortgage Loan Trust
6.770% due 02/25/2041 «•		21	20

Ent Auto Receivables Trust
6.240% due 01/16/2029		392	400

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FBR Securitization Trust
6.175% due 11/25/2035 •	$705	$687

First Investors Auto Owner Trust
6.440% due 10/16/2028	374	378

GLS Auto Select Receivables Trust
6.370% due 06/15/2028	400	404

Home Equity Asset Trust
6.175% due 01/25/2036 •	120	112

LCCM Trust
6.926% due 11/15/2038 ~	1,000	993

Morgan Stanley Home Equity Loan Trust
5.570% due 12/25/2036 ~	1,325	643

Navient Private Education Refi Loan Trust
1.330% due 04/15/2069	209	188

Navient Student Loan Trust
6.352% due 08/26/2069	713	705
6.502% due 12/27/2066 •	359	358

Nelnet Student Loan Trust
5.910% due 09/27/2066	639	637

Option One Mortgage Loan Trust
5.690% due 04/25/2037 •	1,830	1,280

Pagaya AI Debt Selection Trust
7.128% due 06/16/2031	380	381
7.600% due 12/16/2030	280	282

PRET LLC
8.232% due 09/25/2053 þ	733	749

Research-Driven Pagaya Motor Asset Trust
7.130% due 01/26/2032	790	795

Residential Asset Mortgage Products Trust
6.535% due 05/25/2035 •	1,000	945

Residential Asset Securities Corp. Trust
6.355% due 01/25/2034 •	208	208

SLM Private Credit Student Loan Trust
5.976% due 06/15/2039 •	738	715

SLM Student Loan Trust
6.252% due 03/25/2026	765	757

SMB Private Education Loan Trust
6.788% due 02/16/2055 •	649	648

Soundview Home Loan Trust
5.875% due 12/25/2036 •	867	845
6.470% due 09/25/2037 •	1,819	1,265

Structured Asset Investment Loan Trust
5.620% due 09/25/2036 •	329	321

Upstart Securitization Trust
1.310% due 11/20/2031	83	82

Total United States		18,901

Total Asset-Backed Securities (Cost $24,963)		24,116

20	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOAN PARTICIPATIONS AND ASSIGNMENTS 0.8%

UNITED KINGDOM 0.2%

Softbank Vision Fund
5.000% due 12/21/2025 «	$282	$269

Total United Kingdom		269

UNITED STATES 0.6%

Amsurg
TBD% due 11/03/2026 «	124	124
TBD% due 09/15/2028 «	448	448

Emerald TopCo, Inc.
8.970% due 07/24/2026	3	3

Lealand Finance Co. BV
8.470% due 06/28/2024	1	1

Lealand Finance Co. BV (6.431% Cash and 3.000% PIK)
9.431% due 06/30/2025 (b)	3	1

PUG LLC
8.970% due 02/12/2027	4	4

Sotera Health Holdings LLC
8.395% due 12/11/2026	525	525

Syniverse Holdings, Inc.
12.348% due 05/13/2027	8	7

U.S. Renal Care, Inc.
10.470% due 06/20/2028	13	10

Westmoreland Mining Holdings LLC
8.000% due 03/15/2029	2	2

Total United States		1,125

Total Loan Participations and Assignments (Cost $1,395)		1,394

	SHARES
COMMON STOCKS 46.6%

AUSTRALIA 1.1%

CONSUMER STAPLES 0.1%

Coles Group Ltd.	20,582	226

MATERIALS 1.0%

BHP Group Ltd.	25,218	862

Fortescue Ltd.	41,889	826

		1,688

Total Australia		1,914

	SHARES	MARKET VALUE (000S)
AUSTRIA 0.2%

FINANCIALS 0.2%

Erste Group Bank AG	8,430	$341

Total Austria		341

BELGIUM 0.1%

FINANCIALS 0.1%

Ageas SA	5,217	227

Total Belgium		227

BRAZIL 1.3%

CONSUMER STAPLES 0.2%

Ambev SA	115,800	326

ENERGY 0.4%

Petroleo Brasileiro SA	92,100	735

FINANCIALS 0.2%

Banco do Brasil SA	20,700	236

BB Seguridade Participacoes SA	17,300	120

		356

MATERIALS 0.5%

Vale SA	57,000	903

Total Brazil		2,320

CANADA 0.2%

FINANCIALS 0.2%

Manulife Financial Corp.	17,897	395

Total Canada		395

CHILE 0.1%

FINANCIALS 0.1%

Banco de Chile	1,066,885	125

Total Chile		125

CHINA 1.5%

ENERGY 0.2%

China Shenhua Energy Co. Ltd. ‘H’	81,500	280

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2023	21

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Yankuang Energy Group Co. Ltd. ‘H’	57,000	$108

		388

FINANCIALS 1.2%

China Construction Bank Corp. ‘H’	2,013,000	1,197

China Merchants Bank Co. Ltd. ‘H’	35,000	122

China Pacific Insurance Group Co. Ltd. ‘A’	63,000	127

Industrial & Commercial Bank of China Ltd. ‘H’	777,000	379

PICC Property & Casualty Co. Ltd. ‘H’	168,000	200

		2,025

HEALTH CARE 0.1%

CSPC Pharmaceutical Group Ltd.	214,000	199

Total China		2,612

CZECH REPUBLIC 0.1%

UTILITIES 0.1%

CEZ AS	3,869	166

Total Czech Republic		166

DENMARK 0.2%

INDUSTRIALS 0.2%

AP Moller - Maersk AS ‘A’	73	130

AP Moller - Maersk AS ‘B’	117	210

		340

Total Denmark		340

FINLAND 0.1%

UTILITIES 0.1%

Fortum Oyj	10,695	154

Total Finland		154

FRANCE 2.4%

FINANCIALS 0.9%

Amundi SA	1,733	118

AXA SA	44,578	1,456

		1,574

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 1.1%

Cie de Saint-Gobain SA	11,262	$831

Eiffage SA	1,762	189

Thales SA	1,419	210

Vinci SA	5,597	704

		1,934

UTILITIES 0.4%

Engie SA	39,765	701

Total France		4,209

GERMANY 0.8%

CONSUMER DISCRETIONARY 0.2%

Bayerische Motoren Werke AG	2,681	298

INDUSTRIALS 0.3%

Deutsche Post AG	5,528	274

GEA Group AG	3,585	149

Siemens AG	757	142

		565

MATERIALS 0.2%

HeidelbergCement AG	3,451	308

UTILITIES 0.1%

E.ON SE	14,934	201

Total Germany		1,372

INDONESIA 0.3%

COMMUNICATION SERVICES 0.2%

Telkom Indonesia Persero Tbk PT	1,223,200	314

INDUSTRIALS 0.1%

Astra International Tbk PT	482,600	177

Total Indonesia		491

IRELAND 0.5%

MATERIALS 0.5%

CRH PLC	12,091	836

Total Ireland		836

22	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2023

	SHARES	MARKET VALUE (000S)
ITALY 1.3%

FINANCIALS 0.7%

Assicurazioni Generali SpA	24,876	$526

Intesa Sanpaolo SpA	158,053	462

Mediobanca SpA	13,152	163

Poste Italiane SpA	12,422	141

		1,292

UTILITIES 0.6%

Enel SpA	129,502	964

Total Italy		2,256

JAPAN 3.0%

COMMUNICATION SERVICES 0.8%

Nintendo Co. Ltd.	25,700	1,337

CONSUMER DISCRETIONARY 0.4%

Honda Motor Co. Ltd.	51,000	526

Subaru Corp.	14,900	272

		798

CONSUMER STAPLES 0.5%

Japan Tobacco, Inc.	29,500	762

MEIJI Holdings Co. Ltd.	5,800	138

		900

FINANCIALS 0.2%

Sompo Holdings, Inc.	7,300	357

HEALTH CARE 0.1%

Kyowa Kirin Co. Ltd.	6,600	111

INDUSTRIALS 1.0%

Mitsubishi Corp.	42,000	669

Mitsui & Co. Ltd.	9,400	352

Mitsui OSK Lines Ltd.	8,300	265

Nippon Yusen KK	11,800	365

Obayashi Corp.	15,900	137

		1,788

Total Japan		5,291

	SHARES	MARKET VALUE (000S)
LUXEMBOURG 0.2%

ENERGY 0.1%

Tenaris SA	11,314	$197

FINANCIALS 0.1%

Intelsat Emergence SA «(d)(j)	2,890	82

INDUSTRIALS 0.0%

Drillco Holding Lux SA «(d)	1,980	49

Forsea Holding SA «(d)	220	6

		55

Total Luxembourg		334

MEXICO 0.3%

CONSUMER DISCRETIONARY 0.0%

Desarrolladora Homex SAB de CV (d)	41,996	0

CONSUMER STAPLES 0.1%

Arca Continental SAB de CV	12,300	135

MATERIALS 0.2%

Grupo Mexico SAB de CV ‘B’	76,300	423

Total Mexico		558

NETHERLANDS 1.3%

COMMUNICATION SERVICES 0.1%

Koninklijke KPN NV	38,777	134

CONSUMER DISCRETIONARY 0.7%

Stellantis NV	54,669	1,281

FINANCIALS 0.2%

ABN AMRO Bank NV	8,052	121

NN Group NV	6,059	239

		360

INFORMATION TECHNOLOGY 0.3%

NXP Semiconductors NV	2,043	469

Total Netherlands		2,244

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2023	23

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
POLAND 0.2%

ENERGY 0.1%

ORLEN SA	14,262	$238

FINANCIALS 0.1%

Powszechny Zaklad Ubezpieczen SA	14,490	174

Total Poland		412

PORTUGAL 0.1%

CONSUMER STAPLES 0.1%

Jeronimo Martins SGPS SA	6,903	176

Total Portugal		176

SINGAPORE 0.1%

FINANCIALS 0.1%

Singapore Exchange Ltd.	20,400	152

Total Singapore		152

SOUTH AFRICA 0.4%

FINANCIALS 0.4%

FirstRand Ltd.	124,393	499

Nedbank Group Ltd.	10,632	126

Sanlam Ltd.	37,276	148

		773

Total South Africa		773

SOUTH KOREA 0.3%

CONSUMER DISCRETIONARY 0.2%

Kia Corp.	6,469	500

FINANCIALS 0.1%

Samsung Fire & Marine Insurance Co. Ltd.	727	148

Total South Korea		648

SPAIN 1.6%

CONSUMER DISCRETIONARY 0.4%

Industria de Diseno Textil SA	15,435	674

	SHARES	MARKET VALUE (000S)
FINANCIALS 1.0%

Banco Bilbao Vizcaya Argentaria SA	147,409	$1,343

CaixaBank SA	97,847	403

		1,746

INDUSTRIALS 0.1%

ACS Actividades de Construccion y Servicios SA	4,570	203

UTILITIES 0.1%

Endesa SA	7,849	160

Total Spain		2,783

SWEDEN 0.1%

INDUSTRIALS 0.1%

SKF AB ‘B’	6,409	128

Total Sweden		128

SWITZERLAND 3.5%

CONSUMER DISCRETIONARY 0.1%

Garmin Ltd.	1,871	241

FINANCIALS 0.6%

Julius Baer Group Ltd.	4,482	251

Swiss Re AG	7,452	839

		1,090

HEALTH CARE 2.2%

Novartis AG	16,008	1,617

Roche Holding AG	7,601	2,210

		3,827

MATERIALS 0.6%

Holcim AG	12,878	1,011

Total Switzerland		6,169

TAIWAN 1.7%

CONSUMER STAPLES 0.1%

President Chain Store Corp.	15,000	132

24	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2023

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 1.6%

ASE Technology Holding Co. Ltd.	75,000	$329

Asustek Computer, Inc.	12,000	191

Lite-On Technology Corp.	49,000	186

MediaTek, Inc.	37,000	1,222

Novatek Microelectronics Corp.	14,000	235

Pegatron Corp.	49,000	139

Realtek Semiconductor Corp.	12,000	184

United Microelectronics Corp.	278,000	474

		2,960

Total Taiwan		3,092

TURKEY 0.1%

CONSUMER STAPLES 0.1%

BIM Birlesik Magazalar AS	10,091	103

Total Turkey		103

UNITED KINGDOM 2.2%

CONSUMER DISCRETIONARY 0.2%

Next PLC	2,925	302

CONSUMER STAPLES 0.7%

British American Tobacco PLC	3,291	96

Imperial Brands PLC	5,236	121

J Sainsbury PLC	38,923	150

Tesco PLC	175,769	651

Unilever PLC	2,320	113

		1,131

FINANCIALS 0.4%

3i Group PLC	23,984	738

INDUSTRIALS 0.6%

BAE Systems PLC	74,906	1,060

MATERIALS 0.3%

Rio Tinto PLC	8,108	603

Total United Kingdom		3,834

	SHARES	MARKET VALUE (000S)
UNITED STATES 21.3%

COMMUNICATION SERVICES 1.4%

Clear Channel Outdoor Holdings, Inc. (d)	29,821	$54

Electronic Arts, Inc.	5,956	815

iHeartMedia, Inc. ‘A’ (d)	6,979	19

iHeartMedia, Inc. ‘B’ «(d)	5,486	13

Verizon Communications, Inc.	41,902	1,580

		2,481

CONSUMER DISCRETIONARY 1.2%

Best Buy Co., Inc.	1,319	103

eBay, Inc.	13,119	572

Lennar Corp. ‘A’	5,891	878

PulteGroup, Inc.	4,939	510

		2,063

CONSUMER STAPLES 4.8%

Altria Group, Inc.	42,732	1,724

Coca-Cola Co.	42,616	2,511

Kimberly-Clark Corp.	8,337	1,013

PepsiCo, Inc.	2,589	440

Philip Morris International, Inc.	7,387	695

Procter & Gamble Co.	10,663	1,563

Target Corp.	3,778	538

		8,484

ENERGY 2.0%

ConocoPhillips	4,028	468

HF Sinclair Corp.	3,566	198

Marathon Petroleum Corp.	9,022	1,338

Phillips 66	2,264	301

Valero Energy Corp.	8,705	1,132

		3,437

FINANCIALS 1.4%

Ameriprise Financial, Inc.	1,559	592

BlackRock, Inc.	247	201

Hartford Financial Services Group, Inc.	7,539	606

State Street Corp.	1,688	131

Synchrony Financial	10,309	394

T Rowe Price Group, Inc.	5,158	555

		2,479

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2023	25

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
HEALTH CARE 5.4%

AbbVie, Inc.	18,570	$2,878

Amgen, Inc.	1,276	368

Amsurg Equity «(d)(j)	4,188	215

Bristol-Myers Squibb Co.	3,331	171

Gilead Sciences, Inc.	7,909	641

Johnson & Johnson	18,058	2,830

Merck & Co., Inc.	9,387	1,023

Pfizer, Inc.	44,720	1,287

		9,413

INDUSTRIALS 1.6%

3M Co.	11,988	1,311

Caterpillar, Inc.	543	161

Lockheed Martin Corp.	1,189	539

Neiman Marcus Group Ltd. LLC «(d)(j)	1,124	168

Owens Corning	2,214	328

PACCAR, Inc.	3,943	385

Westmoreland Mining Holdings «(d)(j)	52	0

Westmoreland Mining LLC «(d)(j)	53	0

		2,892

INFORMATION TECHNOLOGY 2.9%

Apple, Inc.	6,386	1,229

Cisco Systems, Inc.	44,742	2,260

KLA Corp.	242	141

Microsoft Corp.	2,322	873

NetApp, Inc.	5,122	452

QUALCOMM, Inc.	1,300	188

		5,143

MATERIALS 0.6%

Nucor Corp.	4,053	705

Steel Dynamics, Inc.	2,633	311

		1,016

UTILITIES 0.0%

Windstream Units «(d)	40	1

Total United States		37,409

Total Common Stocks (Cost $73,195)		81,864

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 6.1%

BERMUDA 0.0%

INDUSTRIALS 0.0%

Valaris Ltd.
8.375% due 04/30/2030		$2	$2

Total Bermuda			2

BRAZIL 0.0%

INDUSTRIALS 0.0%

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/29/2024 (f)(i)		46	2

Total Brazil			2

CAYMAN ISLANDS 0.0%

BANKING & FINANCE 0.0%

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		3	3

Total Cayman Islands			3

FRANCE 0.6%

BANKING & FINANCE 0.6%

BPCE SA
6.714% due 10/19/2029		250	263

Societe Generale SA
6.446% due 01/10/2029 •		400	414
6.691% due 01/10/2034 •		400	423

			1,100

Total France			1,100

GERMANY 0.1%

BANKING & FINANCE 0.1%

Deutsche Bank AG
3.547% due 09/18/2031 •		200	176

Total Germany			176

IRELAND 0.2%

INDUSTRIALS 0.2%

Russian Railways Via RZD Capital PLC
7.487% due 03/25/2031 ^(c)	GBP	300	249

Total Ireland			249

26	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ITALY 0.1%

BANKING & FINANCE 0.1%

Intesa Sanpaolo SpA
7.200% due 11/28/2033		$200	$213

Total Italy			213

JAPAN 0.5%

INDUSTRIALS 0.5%

Nissan Motor Co. Ltd.
4.810% due 09/17/2030		868	812

Total Japan			812

LUXEMBOURG 0.1%

INDUSTRIALS 0.1%

Intelsat Jackson Holdings SA
6.500% due 03/15/2030		208	199

UTILITIES 0.0%

FORESEA Holding SA
7.500% due 06/15/2030		27	25

Total Luxembourg			224

PERU 0.0%

BANKING & FINANCE 0.0%

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	100	26

Total Peru			26

SPAIN 0.3%

BANKING & FINANCE 0.3%

Banco Santander SA
6.607% due 11/07/2028		$400	426

Total Spain			426

SWITZERLAND 0.7%

BANKING & FINANCE 0.7%

UBS Group AG
5.959% due 01/12/2034 •		637	659
3.091% due 05/14/2032 •		673	574

			1,233

Total Switzerland			1,233

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED KINGDOM 1.2%

BANKING & FINANCE 1.0%

Barclays PLC
7.437% due 11/02/2033 •		$700	$784

HSBC Holdings PLC
5.402% due 08/11/2033 •		800	804

Nationwide Building Society
6.557% due 10/18/2027		200	207

			1,795

INDUSTRIALS 0.2%

Market Bidco Finco PLC
4.750% due 11/04/2027	EUR	100	99

Marston’s Issuer PLC
7.889% (SONIO/N + 2.669%) due 07/16/2035 ~	GBP	200	189

Mitchells & Butlers Finance PLC
5.789% (SONIO/N + 0.569%) due 12/15/2030 ~		71	84

			372

Total United Kingdom			2,167

UNITED STATES 2.3%

BANKING & FINANCE 0.3%

Credit Suisse AG AT1 Claim		$365	43

EPR Properties
4.750% due 12/15/2026		2	2
4.950% due 04/15/2028		2	2

GLP Capital LP
5.300% due 01/15/2029		19	19
5.250% due 06/01/2025		3	3

JPMorgan Chase & Co.
6.087% due 10/23/2029		190	200

VICI Properties LP
4.625% due 06/15/2025		237	233

			502

INDUSTRIALS 1.1%

American Airlines Pass-Through Trust
3.350% due 04/15/2031		7	6

Carvana Co. (12.000% PIK)
12.000% due 12/01/2028 (b)		82	66

Carvana Co. (13.000% PIK)
13.000% due 06/01/2030 (b)		123	98

Carvana Co. (14.000% PIK)
14.000% due 06/01/2031 (b)		147	119

CVS Pass-Through Trust
8.353% due 07/10/2031		351	379

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2023	27

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DISH DBS Corp.
5.250% due 12/01/2026	$490	$421

Energy Transfer LP
4.950% due 05/15/2028	4	4

Exela Intermediate LLC (11.500% PIK)
11.500% due 04/15/2026 (b)	10	2

Prime Healthcare Services, Inc.
7.250% due 11/01/2025	408	398

RegionalCare Hospital Partners Holdings, Inc.
9.750% due 12/01/2026	230	229

Topaz Solar Farms LLC
4.875% due 09/30/2039	8	8
5.750% due 09/30/2039	64	63

U.S. Renal Care, Inc.
10.625% due 06/28/2028	2	2

Venture Global Calcasieu Pass LLC
3.875% due 08/15/2029	230	209

		2,004

UTILITIES 0.9%

Pacific Gas & Electric Co.
3.300% due 03/15/2027	20	19
3.400% due 08/15/2024	35	34
4.500% due 12/15/2041	2	2
3.750% due 08/15/2042	2	1
4.200% due 03/01/2029	200	189
3.250% due 06/01/2031	559	485
4.950% due 07/01/2050	805	689
3.750% due 07/01/2028	110	103

Sprint LLC
7.625% due 03/01/2026	7	7

		1,529

Total United States		4,035

VENEZUELA 0.0%

INDUSTRIALS 0.0%

Petroleos de Venezuela SA
6.000% due 05/16/2034	20	2
6.000% due 11/15/2036	300	35
9.750% due 05/17/2045	20	3

		40

Total Venezuela		40

Total Corporate Bonds & Notes (Cost $11,423)		10,708

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 9.1%

IRELAND 0.4%

Kinbane DAC
4.685% due 09/25/2062 ~	EUR	545	$596

Total Ireland			596

UNITED KINGDOM 1.9%

Avon Finance
6.087% due 12/28/2049	GBP	666	846

Bridgegate Funding PLC
7.470% due 10/16/2062 •		1,330	1,705

Eurosail PLC
6.039% due 09/13/2045 •		258	325
6.289% due 06/13/2045 ~		52	66
6.289% due 06/13/2045 •		229	290

Grifonas Finance PLC
4.212% due 08/28/2039 •	EUR	159	171

Total United Kingdom			3,403

UNITED STATES 6.8%

Banc of America Alternative Loan Trust
6.000% due 07/25/2046		$39	33

Banc of America Funding Trust
4.379% due 05/20/2036 «~		5	5

Banc of America Mortgage Trust
3.755% due 11/20/2046 ~		3	2
6.000% due 10/25/2036 «		9	7

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 «þ		7	7

Benchmark Mortgage Trust
3.509% due 09/15/2048 ~		865	762

Chase Home Lending Mortgage Trust
3.500% due 06/25/2062		1,619	1,468

Chase Mortgage Finance Trust
4.153% due 09/25/2036 «~		17	15

CIM Trust
5.000% due 05/25/2062		1,477	1,465

Countrywide Alternative Loan Trust
6.000% due 06/25/2036 «		79	43
6.000% due 02/25/2037		49	20
6.250% due 12/25/2036 •		20	8

Countrywide Home Loan Mortgage Pass-Through Trust
5.970% due 07/25/2037 «~		14	4

Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036		28	17

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
6.000% due 11/25/2035		309	83

28	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Certificates
3.945% due 12/29/2037 ~	$105	$57

Credit Suisse Mortgage Capital Trust
3.904% due 04/25/2062	1,457	1,372

DBGS Mortgage Trust
8.126% due 10/15/2036 •	900	611

First Horizon Alternative Mortgage Securities Trust
5.856% due 06/25/2036 ~	106	82

HSI Asset Loan Obligation Trust
6.000% due 06/25/2037	2	2

JP Morgan Alternative Loan Trust
5.843% due 05/26/2037 ~	37	28

JP Morgan Chase Commercial Mortgage Securities Trust
7.235% due 10/05/2040	400	411
7.991% due 11/15/2038 ~	967	940

JP Morgan Mortgage Trust
6.500% due 07/25/2036	79	30

Legacy Mortgage Asset Trust
7.221% due 01/28/2070 •	87	87

Merrill Lynch Mortgage Investors Trust
3.853% due 03/25/2036 ~	9	5

MFA Trust
4.400% due 03/25/2068 þ	1,502	1,455

Morgan Stanley Capital Trust
7.609% due 07/15/2035 •	977	956

OBX Trust
6.320% due 04/25/2048 •	12	12

Residential Accredit Loans, Inc. Trust
5.500% due 03/25/2037	205	158
6.250% due 03/25/2037	18	13
6.270% due 10/25/2045 «•	43	35

Structured Adjustable Rate Mortgage Loan Trust
4.471% due 10/25/2036 ~	1,148	625

Wells Fargo Alternative Loan Trust
5.332% due 07/25/2037 ~	376	339

Wells Fargo Commercial Mortgage Trust
3.412% due 09/15/2058	327	321

WSTN Trust
6.297% due 07/05/2037	500	510

Total United States		11,988

Total Non-Agency Mortgage-Backed Securities (Cost $16,659)		15,987

MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	14	14
7.350% due 07/01/2035	4	5

Total Illinois		19

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PUERTO RICO 0.0%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	$39	$21

Puerto Rico Electric Power Authority Revenue Bonds, (BABs), Series 2010
6.125% due 07/01/2040 ^	100	25

Total Puerto Rico		46

Total Municipal Bonds & Notes (Cost $72)		65

	SHARES
PREFERRED STOCKS 0.8%

BRAZIL 0.6%

ENERGY 0.5%

Petroleo Brasileiro SA	117,900	900

INDUSTRIALS 0.1%

Gerdau SA	25,100	121

Total Brazil		1,021

GERMANY 0.1%

INDUSTRIALS 0.1%

Bayerische Motoren Werke AG	1,414	141

Total Germany		141

UNITED KINGDOM 0.1%

FINANCIALS 0.1%

Nationwide Building Society
10.250% ~	1,130	187

Total United Kingdom		187

Total Preferred Stocks (Cost $1,135)		1,349

REAL ESTATE INVESTMENT TRUSTS 5.3%

UNITED STATES 5.3%

REAL ESTATE 5.3%

Apartment Income REIT Corp.	12,299	427

Apple Hospitality REIT, Inc.	25,352	421

Boston Properties, Inc.	4,678	328

CareTrust REIT, Inc.	9,191	206

CBL & Associates Properties, Inc.	39	1

Cousins Properties, Inc.	8,695	212

Crown Castle, Inc.	3,189	367

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2023	29

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

		SHARES	MARKET VALUE (000S)

Digital Realty Trust, Inc.		4,252	$572

EPR Properties		8,538	414

Equity Residential		4,330	265

Gaming & Leisure Properties, Inc.		11,964	590

Healthcare Realty Trust, Inc.		17,450	301

Healthpeak Properties, Inc.		12,547	249

Highwoods Properties, Inc.		22,270	511

Kilroy Realty Corp.		9,406	375

Macerich Co.		13,311	205

National Storage Affiliates Trust		10,426	432

Omega Healthcare Investors, Inc.		6,734	207

Park Hotels & Resorts, Inc.		39,337	602

Public Storage		781	238

Realty Income Corp.		6,082	349

Simon Property Group, Inc.		4,495	641

Uniti Group, Inc.		28	0

VICI Properties, Inc.		32,179	1,026

WP Carey, Inc.		5,178	336

			9,275

Total Real Estate Investment Trusts (Cost $8,535)			9,275

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 1.2%

ARGENTINA 0.3%

Argentina Government International Bond
0.750% due 07/09/2030 þ		$299	118
1.000% due 07/09/2029		31	13
3.500% due 07/09/2041 þ		196	67
3.625% due 07/09/2035 þ		373	125
4.250% due 01/09/2038 þ		269	107

Provincia de Buenos Aires
129.126% due 04/12/2025	ARS	389	0

Total Argentina			430

MEXICO 0.3%

Mexico Government International Bond
2.750% due 11/27/2031 (h)	MXN	5,270	274
3.000% due 12/03/2026 (h)		4,311	236
4.000% due 11/30/2028 (h)		479	28

Total Mexico			538

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PERU 0.0%

Peru Government International Bond
6.150% due 08/12/2032	PEN	4	$1
6.900% due 08/12/2037		5	1
6.950% due 08/12/2031		2	1

Total Peru			3

ROMANIA 0.1%

Romania Government International Bond
5.500% due 09/18/2028	EUR	200	227

Total Romania			227

SOUTH AFRICA 0.3%

South Africa Government International Bond
10.500% due 12/21/2026	ZAR	9,600	549

Total South Africa			549

TURKEY 0.2%

Turkey Government International Bond
4.250% due 03/13/2025		$200	197
5.250% due 03/13/2030		200	184

Total Turkey			381

VENEZUELA 0.0%

Venezuela Government International Bond
7.000% due 03/31/2038 ^(c)		2	0
7.650% due 04/21/2025 ^(c)		3	1
9.250% due 09/15/2027 ^(c)		44	8

Total Venezuela			9

Total Sovereign Issues (Cost $2,504)			2,137

U.S. GOVERNMENT AGENCIES 32.0%

UNITED STATES 32.0%

Ginnie Mae
5.500% due 07/20/2053 - 08/20/2053		396	399

Ginnie Mae, TBA
3.500% due 01/01/2054		100	93
4.500% due 02/01/2054		600	586
5.000% due 01/01/2054		300	298

Uniform Mortgage-Backed Security
3.000% due 11/01/2029 - 05/01/2052		337	298
3.500% due 02/01/2050		29	27
4.000% due 08/01/2042 - 10/01/2042		99	95

30	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security, TBA
3.000% due 02/01/2054	$3,900	$3,454
3.500% due 02/01/2054	3,100	2,847
4.000% due 01/01/2054 - 02/01/2054	13,400	12,680
4.500% due 02/01/2054	5,300	5,141
5.000% due 02/01/2054	5,800	5,741
5.500% due 02/01/2054	5,000	5,023
6.000% due 02/01/2054	9,200	9,342
6.500% due 02/01/2054	8,800	9,018
7.000% due 03/01/2054	1,000	1,030

Total U.S. Government Agencies (Cost $55,359)		56,072

U.S. TREASURY OBLIGATIONS 10.2%

UNITED STATES 10.2%

U.S. Treasury Bonds
2.875% due 11/15/2046	600	481
3.000% due 02/15/2049	1,133	923
4.375% due 08/15/2043	300	306

U.S. Treasury Inflation Protected Securities (h)
0.125% due 07/15/2024	2,177	2,140
0.125% due 10/15/2024 (m)	1,655	1,619
0.125% due 04/15/2025	387	373
0.125% due 07/15/2030	336	304
0.125% due 07/15/2031	2,445	2,175
0.125% due 02/15/2051	355	220
0.250% due 01/15/2025	357	347
0.250% due 07/15/2029 (m)	864	798
0.375% due 01/15/2027	41	39
0.375% due 07/15/2027	13	12
0.500% due 04/15/2024	988	976
0.625% due 01/15/2024	475	473
0.625% due 07/15/2032	635	581
0.750% due 07/15/2028	257	246
0.875% due 01/15/2029	423	405
1.000% due 02/15/2048	125	101
1.000% due 02/15/2049	122	98
1.375% due 07/15/2033	1,114	1,081

U.S. Treasury Notes
0.500% due 10/31/2027	100	88
0.625% due 11/30/2027	550	485
0.625% due 12/31/2027	220	193
0.750% due 01/31/2028	110	97
2.375% due 03/31/2029	2,800	2,600
4.000% due 10/31/2029	800	804

Total U.S. Treasury Obligations (Cost $19,323)		17,965

		SHARES	MARKET VALUE (000S)
WARRANTS 0.0%

LUXEMBOURG 0.0%

FINANCIALS 0.0%

Intelsat Emergence SA - Exp. 02/17/2027 «		132	$0

Total Warrants (Cost $53)			0

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 3.2%

REPURCHASE AGREEMENTS (k) 0.9%
			1,596

SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
3.750% due 05/20/2024	ARS	2,442	3

HUNGARY TREASURY BILLS 0.1%
10.900% due 01/04/2024 (f)(g)	HUF	35,000	101

JAPAN TREASURY BILLS 2.1%
(0.203)% due 01/22/2024 - 04/04/2024 (e)(f)	JPY	510,000	3,618

U.S. TREASURY BILLS 0.1%
5.392% due 02/15/2024 (f)(g)(o)		$190	189

Total Short-Term Instruments (Cost $5,367)			5,507

Total Investments in Securities (Cost $219,983)			226,439

		SHARES
INVESTMENTS IN AFFILIATES 0.5%

SHORT-TERM INSTRUMENTS 0.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.5%

PIMCO Short-Term Floating NAV Portfolio III		96,614	940

Total Short-Term Instruments (Cost $939)			940

Total Investments in Affiliates (Cost $939)			940

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2023	31

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

MARKET VALUE (000S)
Total Investments 129.5% (Cost $220,922)	$227,379

Financial Derivative Instruments (l)(n) (0.1)% (Cost or Premiums, net $(383))	(126)

Other Assets and Liabilities, net (29.4)%	(51,733)

Net Assets 100.0%	$175,520

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

(b)	Payment in-kind security.

(c)	Security is not accruing income as of the date of this report.

(d)	Security did not produce income within the last twelve months.

(e)	Coupon represents a weighted average yield to maturity.

(f)	Zero coupon security.

(g)	Coupon represents a yield to maturity.

(h)	Principal amount of security is adjusted for inflation.

(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Amsurg Equity	11/02/2023 - 11/06/2023	$175	$215	0.12%
Intelsat Emergence SA	06/19/2017 - 07/03/2023	208	82	0.05
Neiman Marcus Group Ltd. LLC	09/25/2020	36	168	0.10
Westmoreland Mining Holdings	03/26/2019	0	0	0.00
Westmoreland Mining LLC	06/30/2023	0	0	0.00

		$419	$465	0.27%

32	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2023

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	12/29/2023	01/02/2024	$1,596	U.S. Treasury Notes 4.875% due 11/30/2025	$(1,628)	$1,596	$1,596

Total Repurchase Agreements						$(1,628)	$1,596	$1,596

SHORT SALES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (3.4)%
United States (3.4)%
Ginnie Mae, TBA	5.500%	01/01/2054	$300	$(299)	$(302)
Uniform Mortgage-Backed Security, TBA	4.000	01/01/2054	5,000	(4,736)	(4,729)
Uniform Mortgage-Backed Security, TBA	4.500	03/01/2054	1,000	(949)	(970)

Total Short Sales (3.4)%				$(5,984)	$(6,001)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,596	$0	$0	$1,596	$(1,628)	$(32)

Total Borrowings and Other Financing Transactions	$1,596	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2023	33

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

(l) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note March Futures	03/2024	1	$206	$2	$0	$0
U.S. Treasury 5-Year Note March Futures	03/2024	4	435	10	1	0
U.S. Treasury 10-Year Note March Futures	03/2024	99	11,176	394	0	0

				$406	$1	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	4	$946	$(15)	$0	$0
3-Month SOFR Active Contract December Futures	03/2025	1	(241)	4	0	0
3-Month SOFR Active Contract December Futures	03/2026	1	(242)	2	0	0
3-Month SOFR Active Contract June Futures	09/2024	2	(477)	11	0	0
3-Month SOFR Active Contract June Futures	09/2025	2	(484)	5	0	(1)
3-Month SOFR Active Contract March Futures	06/2024	3	(713)	18	0	0
3-Month SOFR Active Contract March Futures	06/2025	1	(241)	3	0	0
3-Month SOFR Active Contract March Futures	06/2026	1	(242)	2	0	0
3-Month SOFR Active Contract September Futures	12/2024	2	(480)	9	0	0
3-Month SOFR Active Contract September Futures	12/2025	1	(242)	3	0	0
Australia Government 10-Year Bond March Futures	03/2024	18	(1,431)	(42)	7	(9)
U.S. Treasury 10-Year Ultra Long-Term Bond March Futures	03/2024	14	(1,652)	(72)	1	0
U.S. Treasury Long-Term Bond March Futures	03/2024	9	(1,124)	(83)	2	0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2024	4	(534)	(46)	2	0

				$(201)	$12	$(10)

Total Futures Contracts				$205	$13	$(10)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2028	0.750%	$600	$(5)	$11	$6	$0	$0
Ford Motor Co.	5.000	Quarterly	06/20/2027	1.562	200	24	(2)	22	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2026	1.145	600	52	3	55	0	(1)
Verizon Communications, Inc.	1.000	Quarterly	06/20/2026	0.561	500	11	(6)	5	0	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2028	0.700	250	0	4	4	0	0

						$82	$10	$92	$0	$(1)

34	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2023

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-36 5-Year Index	1.000%	Quarterly	12/20/2026	552	$(21)	$18	$(3)	$0	$0
CDX.EM-40 5-Year Index	1.000	Quarterly	12/20/2028	600	(30))	13	(17)	0	0
CDX.HY-41 5-Year Index	5.000	Quarterly	12/20/2028	6,039	37	326	363	0	(1)
CDX.IG-41 5-Year Index	1.000	Quarterly	12/20/2028	2,200	28	15	43	0	(1)

					$14	$372	$386	$0	$(2)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	1-Day GBP-SONIO Compounded-OIS	5.000%	Annual	03/20/2029	GBP	2,200	$216	$2	$218	$0	$(7)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	4.500	Annual	03/20/2034		1,200	(37)	(123)	(160)	13	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.176	Annual	04/27/2027	JPY	30,000	0	(1)	(1)	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.020	Semi-Annual	09/20/2028		210,000	4	32	36	1	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	03/15/2029		641,000	46	81	127	2	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.400	Annual	06/15/2032		90,200	2	14	16	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.500	Annual	03/15/2042		48,000	13	28	41	2	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.711	Annual	04/27/2042		9,000	0	5	5	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.088	Maturity	02/03/2024		$200	0	(2)	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	03/06/2024		400	0	(2)	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	5.100	Annual	05/22/2024		27,940	(44)	(30)	(74)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	5.400	Annual	06/06/2024		16,380	(10)	17	7	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.950	Annual	06/20/2024		600	(3)	(5)	(8)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.040	Annual	06/20/2024		300	(2)	(2)	(4)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.060	Annual	06/20/2024		1,400	(7)	(11)	(18)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.140	Annual	06/22/2024		800	(4)	(6)	(10)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.993	Annual	10/13/2024		100	(1)	(1)	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.920	Annual	10/17/2024		300	(2)	(4)	(6)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.018	Annual	10/24/2024		100	(1)	(1)	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.140	Annual	10/25/2024		100	(1)	(1)	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.190	Annual	10/25/2024		100	(1)	(1)	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.225	Annual	10/25/2024		100	(1)	(1)	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.973	Annual	10/27/2024		100	(1)	(1)	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.841	Annual	10/31/2024		100	(1)	(1)	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.088	Annual	11/07/2024		100	(1)	(1)	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.020	Annual	11/08/2024		200	(1)	(3)	(4)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.910	Annual	11/14/2024		100	(1)	(1)	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.845	Annual	11/15/2024		200	(1)	(3)	(4)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	11/21/2024		200	(1)	(1)	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.650	Annual	11/22/2024		200	(1)	(2)	(3)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.650	Annual	12/05/2024		200	(1)	(1)	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/11/2024		200	(1)	(1)	(2)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/18/2024		3,100	(113)	193	80	1	0
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024		3,200	0	75	75	1	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		1,600	0	36	36	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.500	Annual	05/22/2025		14,420	(42)	(30)	(72)	2	0
Pay	1-Day USD-SOFR Compounded-OIS	4.900	Annual	06/06/2025		8,480	12	18	30	1	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.600	Annual	01/16/2026		1,200	15	40	55	0	(1)
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		1,000	0	33	33	0	(1)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2023	35

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	0.928%	Semi-Annual	05/06/2026	$100	$0	$8	$8	$0	$0
Receive	1-Day USD-SOFR Compounded-OIS	0.940	Semi-Annual	06/08/2026	100	0	8	8	0	0
Receive	1-Day USD-SOFR Compounded-OIS	0.500	Semi-Annual	06/16/2026	1,000	9	79	88	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2026	2,300	(188)	254	66	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/21/2026	170	1	2	3	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	12/15/2026	100	(2)	10	8	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.740	Semi-Annual	12/16/2026	100	(5)	12	7	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.380	Semi-Annual	01/04/2027	100	0	(8)	(8)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.570	Semi-Annual	01/11/2027	200	0	(15)	(15)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.425	Semi-Annual	01/18/2027	100	0	(8)	(8)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.443	Semi-Annual	01/18/2027	100	0	(8)	(8)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.350	Semi-Annual	01/20/2027	500	0	41	41	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.550	Semi-Annual	01/20/2027	2,400	(6)	(175)	(181)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.580	Semi-Annual	02/16/2027	200	0	(14)	(14)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.450	Semi-Annual	02/17/2027	1,200	0	92	92	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/17/2027	4,900	(13)	(322)	(335)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	1.928	Annual	03/25/2027	200	0	(16)	(16)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027	200	8	14	22	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.850	Annual	08/30/2027	200	(1)	(6)	(7)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.900	Annual	10/04/2027	900	(7)	(22)	(29)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2027	200	14	(2)	12	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	03/10/2028	100	0	0	0	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.280	Semi-Annual	03/24/2028	400	0	(39)	(39)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.235	Semi-Annual	05/12/2028	100	0	11	11	0	0
Pay	1-Day USD-SOFR Compounded-OIS	0.500	Semi-Annual	06/16/2028	1,610	(67)	(155)	(222)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	06/20/2028	4,900	(419)	745	326	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028	2,110	2	49	51	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	09/05/2028	200	(2)	3	1	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.265	Semi-Annual	09/28/2028	100	0	(11)	(11)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	12/15/2028	422	9	(54)	(45)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028	1,690	10	(26)	(16)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.379	Semi-Annual	12/22/2028	100	0	11	11	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	01/12/2029	55	0	6	6	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	01/12/2029	200	(1)	(19)	(20)	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	4.250	Annual	03/20/2029	180	(6)	(1)	(7)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029	220	(9)	(24)	(33)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029	310	18	28	46	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2029	282	16	14	30	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029	3,400	(63)	(2)	(65)	0	(2)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	12/10/2029	100	(9)	19	10	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	12/18/2029	200	(11)	36	25	0	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029	1,370	120	(9)	111	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/15/2030	300	(22)	56	34	0	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	02/12/2030	200	(18)	37	19	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.470	Annual	02/22/2030	100	0	(2)	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.340	Annual	02/23/2030	200	(1)	(4)	(5)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	03/10/2030	100	(9)	18	9	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	06/17/2030	2,400	(96)	445	349	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030	2,460	35	65	100	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/22/2030	200	(1)	(1)	(2)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Semi-Annual	12/16/2030	127	0	22	22	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2030	2,120	46	(48)	(2)	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	4.250	Annual	03/20/2031	280	(13)	(2)	(15)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031	2,600	174	338	512	2	0
Pay	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031	663	(49)	(81)	(130)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.450	Semi-Annual	07/16/2031	100	0	16	16	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.370	Semi-Annual	07/19/2031	100	0	16	16	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.360	Semi-Annual	07/20/2031	100	0	16	16	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.405	Semi-Annual	09/07/2031	100	0	16	16	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	10/05/2031	100	0	(16)	(16)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.535	Semi-Annual	10/15/2031	100	0	(15)	(15)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.545	Semi-Annual	10/26/2031	100	0	(15)	(15)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.768	Semi-Annual	02/02/2032	100	0	(14)	(14)	0	0

36	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2023

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	2.000%	Semi-Annual	02/18/2032		$200	$(1)	$(23)	$(24)	$0	$0
Pay	1-Day USD-SOFR Compounded-OIS	1.817	Annual	04/05/2032		400	(2)	(56)	(58)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.872	Annual	04/06/2032		200	(1)	(27)	(28)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		210	(21)	(18)	(39)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		280	(23)	(18)	(41)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		399	35	23	58	0	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		2,100	246	(9)	237	2	0
Pay	1-Day USD-SOFR Compounded-OIS	3.430	Annual	02/27/2033		100	0	(2)	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.370	Annual	03/01/2033		100	(1)	(1)	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.405	Annual	03/01/2033		100	0	(2)	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.425	Annual	03/01/2033		100	0	(2)	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.300	Annual	03/06/2033		100	0	(3)	(3)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.450	Annual	03/07/2033		100	0	(2)	(2)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	05/22/2033		6,420	63	(6)	57	4	0
Receive	1-Day USD-SOFR Compounded-OIS	3.700	Annual	06/06/2033		3,870	(31)	(4)	(35)	2	0
Pay	1-Day USD-SOFR Compounded-OIS	3.300	Annual	06/14/2033		200	(1)	(4)	(5)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		725	10	26	36	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/21/2033		100	(1)	0	(1)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.650	Annual	07/10/2033		100	0	1	1	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	07/12/2033		100	0	1	1	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.760	Annual	08/23/2033		100	0	2	2	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	08/30/2033		100	0	2	2	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.900	Annual	08/30/2033		100	0	3	3	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.950	Annual	09/13/2033		100	0	3	3	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.165	Annual	09/27/2033		200	(1)	12	11	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.155	Annual	10/02/2033		100	0	5	5	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.170	Annual	10/03/2033		100	0	5	5	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.030	Annual	10/04/2033		100	0	4	4	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.175	Annual	10/10/2033		100	0	6	6	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.150	Annual	10/12/2033		100	0	5	5	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.220	Annual	10/20/2033		100	0	6	6	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.450	Annual	10/31/2033		100	0	8	8	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.450	Annual	11/01/2033		100	0	8	8	0	0
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	11/22/2033		100	(1)	(5)	(6)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	4.030	Annual	12/15/2033		100	0	(5)	(5)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.950	Annual	12/19/2033		100	0	(4)	(4)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		40	0	0	0	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.684	Annual	01/03/2034		100	(1)	(1)	(2)	0	(2)
Receive	1-Day USD-SOFR Compounded-OIS	1.910	Semi-Annual	10/17/2049		100	(22)	52	30	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.895	Semi-Annual	10/18/2049		100	(21)	52	31	0	0
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	12/11/2049		900	(269)	485	216	3	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050		100	(24)	52	28	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.625	Semi-Annual	01/16/2050		100	(15)	50	35	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050		500	(89)	252	163	2	0
Receive	1-Day USD-SOFR Compounded-OIS	1.625	Semi-Annual	02/03/2050		300	(44)	148	104	1	0
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	03/12/2050		600	(183)	324	141	2	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	12/16/2050		400	38	129	167	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.491	Semi-Annual	01/21/2051		100	(1)	(37)	(38)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.590	Semi-Annual	02/09/2051		900	(7)	(315)	(322)	0	(3)
Receive	1-Day USD-SOFR Compounded-OIS	1.785	Semi-Annual	08/12/2051		100	(1)	34	33	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.370	Annual	07/12/2053		100	(1)	1	0	0	(1)
Pay	1-Year BRL-CDI	11.157	Maturity	01/02/2025	BRL	100	0	0	0	0	0
Pay	1-Year BRL-CDI	11.177	Maturity	01/02/2025		100	0	0	0	0	0
Pay	1-Year BRL-CDI	11.367	Maturity	01/02/2025		100	0	0	0	0	0
Pay	1-Year BRL-CDI	12.018	Maturity	01/02/2025		200	0	0	0	0	0
Pay	1-Year BRL-CDI	12.098	Maturity	01/02/2025		300	0	0	0	0	0
Pay	1-Year BRL-CDI	12.158	Maturity	01/02/2025		200	0	0	0	0	0
Pay	1-Year BRL-CDI	12.163	Maturity	01/02/2025		200	0	0	0	0	0
Pay	1-Year BRL-CDI	12.178	Maturity	01/02/2025		300	0	0	0	0	0
Pay	1-Year BRL-CDI	9.874	Maturity	01/02/2026		500	0	0	0	0	0
Pay	1-Year BRL-CDI	9.899	Maturity	01/02/2026		200	0	0	0	0	0
Pay	1-Year BRL-CDI	9.939	Maturity	01/02/2026		400	0	0	0	0	0
Pay	1-Year BRL-CDI	10.052	Maturity	01/02/2026		1,000	0	0	0	0	0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2023	37

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	10.085%	Maturity	01/02/2026	BRL	900	$0	$0	$0	$0	$0
Pay	1-Year BRL-CDI	10.105	Maturity	01/02/2026		900	0	0	0	0	0
Pay	1-Year BRL-CDI	9.998	Maturity	01/04/2027		700	0	0	0	0	0
Pay	1-Year BRL-CDI	10.037	Maturity	01/04/2027		200	0	0	0	0	0
Pay	1-Year BRL-CDI	10.041	Maturity	01/04/2027		800	0	0	0	0	0
Pay	1-Year BRL-CDI	10.090	Maturity	01/04/2027		1,500	0	0	0	0	0
Pay	1-Year BRL-CDI	10.138	Maturity	01/04/2027		400	0	0	0	0	0
Pay	1-Year BRL-CDI	11.250	Maturity	01/04/2027		100	0	0	0	0	0
Pay	1-Year BRL-CDI	11.290	Maturity	01/04/2027		100	0	0	0	0	0
Pay	1-Year BRL-CDI	11.746	Maturity	01/04/2027		100	0	1	1	0	0
Pay	1-Year BRL-CDI	11.901	Maturity	01/04/2027		300	0	2	2	0	0
Pay	3-Month EUR-EURIBOR	2.100	Annual	04/05/2024	EUR	800	(2)	3	1	0	0
Pay	3-Month EUR-EURIBOR	2.100	Annual	04/06/2024		400	(1)	1	0	0	0
Pay	3-Month EUR-EURIBOR	2.100	Annual	04/11/2024		300	(1)	1	0	0	0
Pay	3-Month EUR-EURIBOR	2.100	Annual	04/13/2024		600	(1)	1	0	0	0
Pay	3-Month EUR-EURIBOR	2.250	Annual	04/26/2024		300	(1)	2	1	0	0
Pay	3-Month EUR-EURIBOR	2.250	Annual	04/28/2024		300	(1)	2	1	0	0
Pay	3-Month EUR-EURIBOR	2.250	Annual	05/03/2024		300	(1)	2	1	0	0
Pay	3-Month EUR-EURIBOR	2.100	Annual	05/16/2024		400	(1)	1	0	0	0
Pay	3-Month EUR-EURIBOR	2.100	Annual	05/17/2024		300	(1)	1	0	0	0
Receive	3-Month EUR-EURIBOR	2.920	Annual	12/13/2028		100	0	(2)	(2)	1	0
Receive	3-Month EUR-EURIBOR	2.880	Annual	12/19/2028		100	0	(2)	(2)	1	0
Receive(5)	3-Month EUR-EURIBOR	2.760	Annual	01/03/2029		100	0	(2)	(2)	0	(2)
Receive	3-Month EUR-EURIBOR	2.970	Annual	12/15/2033		100	0	(5)	(5)	1	0
Receive	3-Month EUR-EURIBOR	2.890	Annual	12/22/2033		100	0	(4)	(4)	1	0
Pay	3-Month ZAR-JIBAR	8.410	Quarterly	07/31/2028	ZAR	400	0	0	0	0	0
Pay	3-Month ZAR-JIBAR	8.415	Quarterly	07/31/2028		400	0	0	0	0	0
Pay	3-Month ZAR-JIBAR	8.420	Quarterly	07/31/2028		1,300	0	1	1	0	0
Pay	3-Month ZAR-JIBAR	8.428	Quarterly	07/31/2028		900	0	1	1	0	0
Pay	3-Month ZAR-JIBAR	8.426	Quarterly	08/01/2028		500	0	1	1	0	0
Pay	3-Month ZAR-JIBAR	8.460	Quarterly	08/01/2028		900	0	1	1	0	0
Pay	3-Month ZAR-JIBAR	8.460	Quarterly	08/02/2028		900	0	1	1	0	0
Pay	3-Month ZAR-JIBAR	8.464	Quarterly	08/02/2028		900	0	1	1	0	0
Pay	3-Month ZAR-JIBAR	8.550	Quarterly	08/03/2028		900	0	1	1	0	0
Pay	3-Month ZAR-JIBAR	8.380	Quarterly	08/04/2028		400	0	0	0	0	0
Pay	3-Month ZAR-JIBAR	8.410	Quarterly	08/04/2028		1,100	0	1	1	0	0
Pay	3-Month ZAR-JIBAR	8.415	Quarterly	08/04/2028		400	0	0	0	0	0
Pay	3-Month ZAR-JIBAR	8.421	Quarterly	08/04/2028		500	0	1	1	0	0
Pay	3-Month ZAR-JIBAR	8.543	Quarterly	08/04/2028		500	0	1	1	0	0
Pay	3-Month ZAR-JIBAR	8.360	Quarterly	08/07/2028		900	0	1	1	0	0
Pay	3-Month ZAR-JIBAR	8.400	Quarterly	08/07/2028		900	0	1	1	0	0
Pay	3-Month ZAR-JIBAR	8.410	Quarterly	08/07/2028		200	0	0	0	0	0
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	AUD	5,080	483	(588)	(105)	1	0
Receive	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		80	(9)	11	2	0	0
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/20/2033		1,300	(3)	27	24	1	0
Pay	6-Month EUR-EURIBOR	3.370	Annual	10/09/2028	EUR	100	0	4	4	0	(1)
Pay	6-Month EUR-EURIBOR	3.450	Annual	10/20/2028		100	0	5	5	0	(1)
Receive	6-Month EUR-EURIBOR	3.270	Annual	11/08/2028		100	0	(4)	(4)	1	0
Pay(5)	6-Month EUR-EURIBOR	3.250	Annual	03/20/2029		2,600	121	(1)	120	0	(9)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		800	(2)	144	142	4	0
Pay	6-Month EUR-EURIBOR	2.000	Annual	09/21/2032		680	8	(40)	(32)	0	(6)
Pay	6-Month EUR-EURIBOR	3.300	Annual	10/03/2033		100	0	7	7	0	(1)
Receive(5)	6-Month EUR-EURIBOR	3.000	Annual	03/20/2034		1,000	10	(62)	(52)	11	0
Receive(5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		1,500	9	87	96	8	0
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024	MXN	8,800	0	5	5	0	0
Receive	28-Day MXN-TIIE	8.660	Lunar	04/04/2024		3,700	0	2	2	0	0
Receive	28-Day MXN-TIIE	8.750	Lunar	04/05/2024		3,600	0	2	2	0	0
Pay	28-Day MXN-TIIE	5.990	Lunar	01/30/2026		4,300	9	(28)	(19)	0	0
Pay	28-Day MXN-TIIE	6.080	Lunar	03/10/2026		15,500	35	(100)	(65)	0	(1)
Pay	28-Day MXN-TIIE	6.490	Lunar	09/08/2026		30,000	97	(220)	(123)	0	(1)
Receive	28-Day MXN-TIIE	8.410	Lunar	03/31/2027		1,000	0	1	1	0	0
Receive	28-Day MXN-TIIE	8.730	Lunar	04/06/2027		1,500	0	1	1	0	0
Receive	28-Day MXN-TIIE	7.984	Lunar	12/10/2027		2,900	(22)	27	5	0	0

38	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2023

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	28-Day MXN-TIIE	8.005%	Lunar	12/21/2027	MXN	11,400	$(86)	$103	$17	$0	$0
Receive	28-Day MXN-TIIE	7.800	Lunar	12/28/2027		1,200	(8)	10	2	0	0
Receive	28-Day MXN-TIIE	7.910	Lunar	12/30/2027		700	(5)	6	1	0	0
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028		2,000	(15)	18	3	0	0
Receive	28-Day MXN-TIIE	8.050	Lunar	01/31/2028		1,900	(15)	18	3	0	0
Pay	28-Day MXN-TIIE	8.300	Lunar	06/16/2028		1,300	(1)	0	(1)	0	0
Pay	28-Day MXN-TIIE	8.512	Lunar	07/24/2028		2,300	0	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	8.444	Lunar	07/25/2028		3,000	0	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	8.471	Lunar	07/26/2028		1,500	0	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	8.550	Lunar	07/27/2028		800	0	0	0	0	0
Pay	28-Day MXN-TIIE	8.556	Lunar	07/27/2028		4,600	0	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	8.620	Lunar	07/28/2028		800	0	0	0	0	0
Pay	28-Day MXN-TIIE	8.636	Lunar	07/28/2028		1,600	0	0	0	0	0
Pay	28-Day MXN-TIIE	8.640	Lunar	07/28/2028		300	0	0	0	0	0
Pay	28-Day MXN-TIIE	8.650	Lunar	07/28/2028		900	0	0	0	0	0
Pay	28-Day MXN-TIIE	8.660	Lunar	07/28/2028		800	0	0	0	0	0
Pay	28-Day MXN-TIIE	8.600	Lunar	07/31/2028		1,300	0	0	0	0	0
Receive	28-Day MXN-TIIE	7.495	Lunar	01/14/2032		700	3	(1)	2	0	0
Receive	28-Day MXN-TIIE	7.498	Lunar	01/15/2032		2,900	12	(2)	10	0	0
Receive	28-Day MXN-TIIE	8.732	Lunar	03/30/2032		700	0	(1)	(1)	0	0
Receive	28-Day MXN-TIIE	8.701	Lunar	03/31/2032		1,700	0	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	7.165	Lunar	09/06/2032		400	2	(4)	(2)	0	0
Pay	28-Day MXN-TIIE	7.380	Lunar	08/14/2037		100	1	(2)	(1)	0	0
Pay	28-Day MXN-TIIE	7.360	Lunar	08/21/2037		100	1	(2)	(1)	0	0
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		900	(9)	11	2	0	0
Pay	CAONREPO Index	3.750	Semi-Annual	12/20/2025	CAD	1,200	(20)	18	(2)	1	0
Pay	UKRPI	4.000	Maturity	09/15/2031	GBP	100	0	(15)	(15)	0	0
Pay	UKRPI	4.140	Maturity	10/15/2031		100	0	(13)	(13)	0	0
Pay	UKRPI	4.250	Maturity	11/15/2031		100	(1)	(10)	(11)	0	0

							$(312)	$2,269	$1,957	$77	$(50)

Total Swap Agreements							$(216)	$2,651	$2,435	$77	$(53)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$13	$77	$90	$0	$(10)	$(53)	$(63)

(m)

Securities with an aggregate market value of $900 and cash of $1,902 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2023	39

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	03/2024		CNH	1,648	$		229	$0	$(4)
BOA	01/2024		GBP	127			161	0	(1)
	01/2024	$		699		JPY	103,187	33	0
	03/2024		CNH	2,640	$		365	0	(8)
	03/2024		IDR	862,869			55	0	(1)
	06/2024		KRW	64,801			50	0	(1)
BPS	01/2024		EUR	30			33	0	0
	01/2024		GBP	484			614	0	(3)
	01/2024		HUF	35			0	0	0
	01/2024	$		1		HUF	348	0	0
	01/2024			946		JPY	139,200	42	0
	01/2024			280		ZAR	5,199	4	0
	02/2024		TWD	9,733	$		306	0	(16)
	03/2024		CNH	1,605			223	0	(4)
	03/2024	$		130		IDR	1,987,616	0	(1)
	06/2024		KRW	168,505	$		129	0	(2)
BRC	01/2024			64,615			50	0	0
	01/2024	$		86		TRY	2,594	0	0
	02/2024		JPY	170,000	$		1,145	0	(70)
	02/2024		TRY	7			0	0	0
	02/2024	$		111		TRY	3,397	0	0
	03/2024		JPY	189,000	$		1,339	0	(17)
	03/2024	$		172		TRY	5,385	0	(1)
	04/2024		JPY	36,000	$		257	0	(2)
	04/2024	$		230		TRY	7,412	0	(3)
	06/2024		KRW	173,686	$		133	0	(2)
CBK	01/2024		EUR	29			31	0	(1)
	01/2024		GBP	19			24	0	0
	01/2024		MXN	7,903			444	0	(20)
	01/2024		ZAR	2,962			156	0	(6)
	02/2024	$		2,707		BRL	13,888	147	0
	03/2024			20		PEN	77	0	0
	04/2024		JPY	28,000	$		200	0	(2)
DUB	03/2024		CNH	1,532			213	0	(4)
	03/2024	$		100		IDR	1,539,672	0	0
	06/2024		KRW	187,769	$		144	0	(2)
GLM	01/2024		CAD	2,714			1,997	0	(51)
	01/2024	$		614		MXN	10,776	18	0
	01/2024			100		TRY	3,059	1	0

40	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2023

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	02/2024		BRL	24	$		5	$0	$0
	03/2024		CNH	718			99	0	(2)
	03/2024	$		40		IDR	613,822	0	0
	03/2024			31		TRY	965	0	0
JPM	01/2024		HUF	31,623	$		90	0	(1)
	01/2024	$		50		IDR	769,350	0	0
	02/2024		TWD	1,102	$		34	0	(2)
	02/2024	$		207		BRL	1,018	2	0
	02/2024			803		INR	67,075	1	0
	02/2024			12		TRY	353	0	0
	03/2024		IDR	2,394,293	$		154	0	(1)
	03/2024		TWD	18,839			606	0	(18)
	06/2024		KRW	257,513			198	0	(3)
MBC	01/2024		EUR	262			285	0	(4)
	01/2024		JPY	20,000			136	0	(7)
	02/2024		CNY	223			31	0	(1)
	03/2024		TWD	5,078			161	0	(7)
	03/2024	$		77		TRY	2,409	0	0
MYI	01/2024		EUR	1,004	$		1,104	0	(5)
	01/2024		HUF	3,554			10	0	0
	01/2024		TRY	13			0	0	0
	02/2024	$		0		TRY	13	0	0
	03/2024		CNH	1,573	$		218	0	(4)
	03/2024		JPY	37,000			254	0	(11)
	03/2024	$		395		IDR	6,089,741	1	0
	06/2024		KRW	116,853	$		90	0	(1)
NGF	02/2024		JPY	9,000			61	0	(3)
	03/2024		TWD	2,802			89	0	(4)
RBC	04/2024	$		1		MXN	16	0	0
SCX	01/2024		ZAR	335	$		18	0	(1)
	03/2024		CNH	1,544			213	0	(5)
	03/2024	$		26		IDR	400,581	0	0
UAG	01/2024		GBP	2,628	$		3,326	0	(24)
	01/2024		JPY	21,000			142	0	(7)
	01/2024		MXN	888			50	0	(2)
	01/2024		TRY	462			16	0	0
	01/2024	$		87		ZAR	1,670	4	0
	02/2024			16		TRY	476	0	0

Total Forward Foreign Currency Contracts								$253	$(335)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.690%	04/02/2024	100	$(1)	$0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.690	04/02/2024	100	(1)	(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.235	01/22/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.685	01/22/2024	100	0	0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2023	41

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.790%	04/08/2024	100	$(1)	$0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.790	04/08/2024	100	(1)	(2)
FAR	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.688	04/02/2024	100	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.688	04/02/2024	100	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.781	04/05/2024	200	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.781	04/05/2024	200	(2)	(3)
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	200	(2)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	200	(2)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.721	04/08/2024	100	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.721	04/08/2024	100	(1)	(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.648	01/04/2024	100	0	(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.560	01/05/2024	100	(1)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.594	01/05/2024	100	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.010	01/05/2024	100	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.044	01/05/2024	100	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.300	01/16/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	01/16/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.215	01/22/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.665	01/22/2024	100	0	0
GST	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.440	01/08/2024	100	0	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.860	01/08/2024	100	0	0
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.670	01/04/2024	100	0	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.120	01/04/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.455	01/08/2024	100	0	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.955	01/08/2024	100	0	0
NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.785	04/08/2024	100	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.785	04/08/2024	100	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.835	04/08/2024	100	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.835	04/08/2024	100	(1)	(1)

							$(23)	$(24)

42	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2023

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 01/01/2054	$97.891	01/09/2024	500	$(2)	$(6)
	Call - OTC Uniform Mortgage-Backed Security, TBA 6.000% due 02/01/2054	101.094	02/06/2024	500	(2)	(4)
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 6.000% due 02/01/2054	99.227	02/06/2024	500	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 6.000% due 02/01/2054	101.227	02/06/2024	500	(2)	(4)
SAL	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 01/01/2054	98.469	01/09/2024	500	(2)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 01/01/2054	99.906	01/09/2024	500	(1)	0

					$(12)	$(17)

Total Written Options					$(35)	$(41)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	Mexico Government International Bond	1.000%	Quarterly	06/20/2024	0.106%	$40	$(1)	$1	$0	$0
CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2024	0.279	300	(5)	7	2	0
GST	Brazil Government International Bond	1.000	Quarterly	12/20/2024	0.279	200	(3)	5	2	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	1.154	100	(9)	8	0	(1)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.153	100	(1)	2	1	0
	Turkey Government International Bond	1.000	Quarterly	12/20/2024	0.587	100	(11)	11	0	0
MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.153	100	(1)	2	1	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	0.563	100	0	1	1	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2028	0.782	100	(2)	3	1	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2028	0.883	300	(3)	5	2	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.239	200	(9)	8	0	(1)

							$(45)	$53	$10	$(2)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2023	43

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$4,000	$(85)	$85	$0	$0
MYC	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072	5,700	(2)	(36)	0	(38)

						$(87)	$49	$0	$(38)

Total Swap Agreements						$(132)	$102	$10	$(40)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$0	$0	$0	$0	$(4)	$0	$0	$(4)	$(4)	$0	$(4)
BOA	33	0	0	33	(11)	(10)	0	(21)	12	0	12
BPS	46	0	0	46	(26)	0	0	(26)	20	0	20
BRC	0	0	0	0	(95)	0	0	(95)	(95)	18	(77)
CBK	147	0	2	149	(29)	(2)	0	(31)	118	0	118
DUB	0	0	0	0	(6)	(2)	0	(8)	(8)	0	(8)
FAR	0	0	0	0	0	(5)	0	(5)	(5)	0	(5)
GLM	19	0	0	19	(53)	(9)	0	(62)	(43)	51	8
GST	0	0	3	3	0	0	(1)	(1)	2	0	2
JPM	3	0	0	3	(25)	(4)	0	(29)	(26)	0	(26)
MBC	0	0	0	0	(19)	0	0	(19)	(19)	0	(19)
MYC	0	0	5	5	0	(3)	(39)	(42)	(37)	0	(37)
MYI	1	0	0	1	(21)	0	0	(21)	(20)	0	(20)
NGF	0	0	0	0	(7)	(3)	0	(10)	(10)	0	(10)
SAL	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
SCX	0	0	0	0	(6)	0	0	(6)	(6)	0	(6)
UAG	4	0	0	4	(33)	0	0	(33)	(29)	0	(29)

Total Over the Counter	$253	$0	$10	$263	$(335)	$(41)	$(40)	$(416)

(o)

Securities with an aggregate market value of $69 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

44	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2023

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$13	$13
Swap Agreements	0	0	0	0	77	77

	$0	$0	$0	$0	$90	$90

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$253	$0	$253
Swap Agreements	0	10	0	0	0	10

	$0	$10	$0	$253	$0	$263

	$0	$10	$0	$253	$90	$353

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$10	$10
Swap Agreements	0	3	0	0	50	53

	$0	$3	$0	$0	$60	$63

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$335	$0	$335
Written Options	0	0	0	0	41	41
Swap Agreements	0	40	0	0	0	40

	$0	$40	$0	$335	$41	$416

	$0	$43	$0	$335	$101	$479

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2023	45

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$27	$27
Futures	0	0	0	0	(389)	(389)
Swap Agreements	0	325	0	0	64	389

	$0	$325	$0	$0	$(298)	$27

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$197	$0	$197
Written Options	0	0	0	0	56	56
Swap Agreements	0	39	(140)	0	0	(101)

	$0	$39	$(140)	$197	$56	$152

	$0	$364	$(140)	$197	$(242)	$179

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$7	$7
Futures	0	0	0	0	279	279
Swap Agreements	0	116	0	0	49	165

	$0	$116	$0	$0	$335	$451

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(221)	$0	$(221)
Written Options	0	0	0	0	9	9
Swap Agreements	0	75	0	0	0	75

	$0	$75	$0	$(221)	$9	$(137)

	$0	$191	$0	$(221)	$344	$314

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Asset-Backed Securities
Cayman Islands	$0	$4,940	$0	$4,940
Ireland	0	275	0	275
United States	0	18,881	20	18,901
Loan Participations and Assignments
United Kingdom	0	0	269	269
United States	0	553	572	1,125
Common Stocks
Australia
Consumer Staples	0	226	0	226
Materials	0	1,688	0	1,688
Austria
Financials	0	341	0	341
Belgium
Financials	0	227	0	227

46	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2023

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Brazil
Consumer Staples	$0	$326	$0	$326
Energy	0	735	0	735
Financials	0	356	0	356
Materials	0	903	0	903
Canada
Financials	395	0	0	395
Chile
Financials	0	125	0	125
China
Energy	0	388	0	388
Financials	0	2,025	0	2,025
Health Care	0	199	0	199
Czech Republic
Utilities	166	0	0	166
Denmark
Industrials	0	340	0	340
Finland
Utilities	0	154	0	154
France
Financials	0	1,574	0	1,574
Industrials	0	1,934	0	1,934
Utilities	0	701	0	701
Germany
Consumer Discretionary	0	298	0	298
Industrials	0	565	0	565
Materials	0	308	0	308
Utilities	0	201	0	201
Indonesia
Communication Services	0	314	0	314
Industrials	0	177	0	177
Ireland
Materials	836	0	0	836
Italy
Financials	0	1,292	0	1,292
Utilities	0	964	0	964
Japan
Communication Services	0	1,337	0	1,337
Consumer Discretionary	0	798	0	798
Consumer Staples	0	900	0	900
Financials	0	357	0	357
Health Care	0	111	0	111
Industrials	0	1,788	0	1,788
Luxembourg
Energy	0	197	0	197
Financials	0	0	82	82
Industrials	0	0	55	55
Mexico
Consumer Staples	135	0	0	135
Materials	423	0	0	423
Netherlands
Communication Services	0	134	0	134
Consumer Discretionary	0	1,281	0	1,281
Financials	0	360	0	360
Information Technology	469	0	0	469
Poland
Energy	0	238	0	238
Financials	0	174	0	174
Portugal
Consumer Staples	0	176	0	176

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2023	47

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Singapore
Financials	$0	$152	$0	$152
South Africa
Financials	148	625	0	773
South Korea
Consumer Discretionary	0	500	0	500
Financials	0	148	0	148
Spain
Consumer Discretionary	0	674	0	674
Financials	0	1,746	0	1,746
Industrials	0	203	0	203
Utilities	0	160	0	160
Sweden
Industrials	0	128	0	128
Switzerland
Consumer Discretionary	241	0	0	241
Financials	0	1,090	0	1,090
Health Care	0	3,827	0	3,827
Materials	0	1,011	0	1,011
Taiwan
Consumer Staples	0	132	0	132
Information Technology	0	2,960	0	2,960
Turkey
Consumer Staples	0	103	0	103
United Kingdom
Consumer Discretionary	0	302	0	302
Consumer Staples	0	1,131	0	1,131
Financials	0	738	0	738
Industrials	1,060	0	0	1,060
Materials	0	603	0	603
United States
Communication Services	2,468	0	13	2,481
Consumer Discretionary	2,063	0	0	2,063
Consumer Staples	8,484	0	0	8,484
Energy	3,437	0	0	3,437
Financials	2,479	0	0	2,479
Health Care	9,198	0	215	9,413
Industrials	2,724	0	168	2,892
Information Technology	5,143	0	0	5,143
Materials	1,016	0	0	1,016
Utilities	0	0	1	1
Corporate Bonds & Notes
Bermuda
Industrials	0	2	0	2
Brazil
Industrials	0	2	0	2
Cayman Islands
Banking & Finance	0	3	0	3
France
Banking & Finance	0	1,100	0	1,100
Germany
Banking & Finance	0	176	0	176
Ireland
Industrials	0	249	0	249
Italy
Banking & Finance	0	213	0	213
Japan
Industrials	0	812	0	812

48	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2023

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Luxembourg
Industrials	$0	$199	$0	$199
Utilities	0	25	0	25
Peru
Banking & Finance	0	26	0	26
Spain
Banking & Finance	0	426	0	426
Switzerland
Banking & Finance	0	1,233	0	1,233
United Kingdom
Banking & Finance	0	1,795	0	1,795
Industrials	0	372	0	372
United States
Banking & Finance	0	502	0	502
Industrials	0	2,004	0	2,004
Utilities	0	1,529	0	1,529
Venezuela
Industrials	0	40	0	40
Non-Agency Mortgage-Backed Securities
Ireland	0	596	0	596
United Kingdom	0	3,403	0	3,403
United States	0	11,872	116	11,988
Municipal Bonds & Notes
Illinois	0	19	0	19
Puerto Rico	0	46	0	46
Preferred Stocks
Brazil
Energy	0	900	0	900
Industrials	0	121	0	121
Germany
Industrials	0	141	0	141
United Kingdom
Financials	0	187	0	187
Real Estate Investment Trusts
United States
Real Estate	9,275	0	0	9,275
Sovereign Issues
Argentina	0	430	0	430
Mexico	0	538	0	538
Peru	0	3	0	3
Romania	0	227	0	227
South Africa	0	549	0	549
Turkey	0	381	0	381
Venezuela	0	9	0	9
U.S. Government Agencies
United States	0	56,072	0	56,072
U.S. Treasury Obligations
United States	0	17,965	0	17,965
Short-Term Instruments
Repurchase Agreements	0	1,596	0	1,596
Short-Term Notes	0	3	0	3
Hungary Treasury Bills	0	101	0	101
Japan Treasury Bills	0	3,618	0	3,618
U.S. Treasury Bills	0	189	0	189

	$50,160	$174,768	$1,511	$226,439

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$940	$0	$0	$940

Total Investments	$51,100	$174,768	$1,511	$227,379

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2023	49

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

(Unaudited)

December 31, 2023

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Short Sales, at Value - Liabilities
U.S. Government Agencies
United States	$0	$(6,001)	$0	$(6,001)

	$0	$(6,001)	$0	$(6,001)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	7	83	0	90
Over the counter	0	263	0	263

	$7	$346	$0	$353

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(9)	(54)	0	(63)
Over the counter	0	(416)	0	(416)

	$(9)	$(470)	$0	$(479)

Total Financial Derivative Instruments	$(2)	$(124)	$0	$(126)

Totals	$51,098	$168,643	$1,511	$221,252

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

50	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

December 31, 2023

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, Class A and Class C shares of the PIMCO Dividend and Income Fund (the “Fund”). Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

The Fund may invest in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, or PIMCO ETF Trust or PIMCO Funds, each an affiliated open-end investment company, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (“Underlying PIMCO Funds”), and may also invest in other unaffiliated funds and exchange-traded funds (collectively, “Acquired Funds”).

Hereinafter, the Board of Trustees of the Fund shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of

SEMIANNUAL REPORT	DECEMBER 31, 2023	51

Notes to Financial Statements (Cont.)

Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Taxes  The Fund may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of December 31, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

(c) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(d) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are

52	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2023

allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(e) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between

SEMIANNUAL REPORT	DECEMBER 31, 2023	53

Notes to Financial Statements (Cont.)

distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(f) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the U.S. Securities and Exchange Commission (“SEC”) adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Fund must comply with certain new requirements which include, but are not limited to, making significant updates to the content of its shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The

54	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2023

amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments are effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The

SEMIANNUAL REPORT	DECEMBER 31, 2023	55

Notes to Financial Statements (Cont.)

Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by the Fund normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

56	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2023

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized

SEMIANNUAL REPORT	DECEMBER 31, 2023	57

Notes to Financial Statements (Cont.)

gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds, and short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral

58	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2023

performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

SEMIANNUAL REPORT	DECEMBER 31, 2023	59

Notes to Financial Statements (Cont.)

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2023 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 06/30/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$13,363	$11,616	$(24,040)	$17	$(16)	$940	$215	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

60	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2023

Inflation-Indexed Bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

SEMIANNUAL REPORT	DECEMBER 31, 2023	61

Notes to Financial Statements (Cont.)

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

62	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2023

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of December 31, 2023, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

SEMIANNUAL REPORT	DECEMBER 31, 2023	63

Notes to Financial Statements (Cont.)

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase

64	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2023

additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Short Sales Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to

SEMIANNUAL REPORT	DECEMBER 31, 2023	65

Notes to Financial Statements (Cont.)

cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(c) Interfund Lending In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2023, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market

66	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2023

value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The

SEMIANNUAL REPORT	DECEMBER 31, 2023	67

Notes to Financial Statements (Cont.)

Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Interest Rate Swaptions may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Securities may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

68	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2023

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would

SEMIANNUAL REPORT	DECEMBER 31, 2023	69

Notes to Financial Statements (Cont.)

effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. Credit default swaps on credit indexes may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indexes are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the

70	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2023

cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

SEMIANNUAL REPORT	DECEMBER 31, 2023	71

Notes to Financial Statements (Cont.)

Allocation Risk  is the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions. The Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives. In addition, the Fund’s performance will be reduced by the Fund’s proportionate amount of the expenses of any Acquired Funds in which it invests.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights.

Dividend-Oriented Stocks Risk  is the risk that companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Fund or the Fund receiving less income. In addition, equity securities with higher dividend yields may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. The Fund’s use of a dividend capture strategy (i.e., purchasing an equity security shortly before the issuer pays a dividend and selling it shortly thereafter) exposes the Fund to higher portfolio turnover, increased trading costs, the potential for capital loss, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading and may result in negative tax consequences.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

72	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2023

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or and reduced demand for the issuer’s goods or services.

Interest Rate Risk  is the risk that fixed income securities and dividend-paying equity securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield and Distressed Company Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Real Estate Risk  is the risk that the Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs or real

SEMIANNUAL REPORT	DECEMBER 31, 2023	73

Notes to Financial Statements (Cont.)

estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector.

Leveraging Risk is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Small-Cap and Mid-Cap Company Risk is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance.

Model Risk is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, or may contain design flaws or faulty

74	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2023

assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in the Fund.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks

Short Exposure Risk  is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Fund invested in the exchange-traded fund.

Tracking Error Risk  is the risk that the portfolio of a Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of the Fund and the underlying index may vary due to asset valuation differences and differences between the Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the underlying index than if the Fund held all of the securities in the underlying index.

Indexing Risk  is the risk that an Underlying PIMCO Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with

SEMIANNUAL REPORT	DECEMBER 31, 2023	75

Notes to Financial Statements (Cont.)

financial, economic and global market disruptions, and cyber security risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks

76	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2023

resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to the Funds, their service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

SEMIANNUAL REPORT	DECEMBER 31, 2023	77

Notes to Financial Statements (Cont.)

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or

78	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2023

as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Class A	Class C

0.44%	0.25%	0.35%	0.45%*(1)	0.35%	0.35%

(1)

PIMCO has contractually agreed, through October 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

*	This particular share class has been registered with the SEC, but was not operational during the period ended December 31, 2023.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

SEMIANNUAL REPORT	DECEMBER 31, 2023	79

Notes to Financial Statements (Cont.)

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended December 31, 2023, the Distributor retained $13,980 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker dealers, from the Trust.

(d) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Fund, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through October 31, 2024, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, (the “Expense Limit”) (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver, if any, is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

80	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2023

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO As of December 31, 2023, were as follows (amounts in thousands†):

Expiring within

12 months	13-24 months	25-36 months	Total

12	13	10	35

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2023, the amount was $5,649.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Fund, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Fund’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through October 31, 2024, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the Fund in an amount equal to its proportionate share of the Investment Advisory Fees and Supervisory and Administrative Fees charged by PIMCO to the Underlying Funds in which the Fund invests (the “Underlying Fund Fees”) indirectly incurred by the Fund in connection with its investments in Underlying Funds, to the extent the Fund’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

SEMIANNUAL REPORT	DECEMBER 31, 2023	81

Notes to Financial Statements (Cont.)

The waivers are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2023, there were no waived amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2023, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$386,899	$369,963	$47,490	$35,620

†	A zero balance may reflect actual amounts rounding to less than one thousand.

82	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2023

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 12/31/2023 (Unaudited)		Year Ended 06/30/2023

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	235	$2,736	662	$7,569

I-2	137	1,609	257	2,921

Class A	844	9,748	1,360	15,469

Class C	152	1,748	330	3,756

Issued as reinvestment of distributions

Institutional Class	40	475	80	905

I-2	31	368	69	777

Class A	260	3,065	552	6,221

Class C	23	270	67	755

Cost of shares redeemed

Institutional Class	(432)	(4,979)	(299)	(3,403)

I-2	(177)	(2,059)	(535)	(6,112)

Class A	(843)	(9,738)	(1,933)	(21,881)

Class C	(351)	(4,016)	(561)	(6,374)

Net increase (decrease) resulting from Fund share transactions	(81)	$(773)	49	$603

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of December 31, 2023, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations,

SEMIANNUAL REPORT	DECEMBER 31, 2023	83

Notes to Financial Statements (Cont.)

(Unaudited)

December 31, 2023

which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended June 30, 2023, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$69,382	$23,249

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO Dividend and Income Fund	$214,555	$20,980	$(11,670)	$9,310

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

84	PIMCO EQUITY SERIES

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JPM	JP Morgan Chase Bank N.A.
BOA	Bank of America N.A.	MBC	HSBC Bank Plc
BPS	BNP Paribas S.A.	MYC	Morgan Stanley Capital Services LLC
BRC	Barclays Bank PLC	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	NGF	Nomura Global Financial Products, Inc.
DUB	Deutsche Bank AG	RBC	Royal Bank of Canada
FAR	Wells Fargo Bank National Association	SAL	Citigroup Global Markets, Inc.
FICC	Fixed Income Clearing Corporation	SCX	Standard Chartered Bank, London
GLM	Goldman Sachs Bank USA	UAG	UBS AG Stamford
GST	Goldman Sachs International

Currency Abbreviations:
ARS	Argentine Peso	INR	Indian Rupee
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
CNY	Chinese Renminbi (Mainland)	TRY	Turkish New Lira
EUR	Euro	TWD	Taiwanese Dollar
GBP	British Pound	USD (or $)	United States Dollar
HUF	Hungarian Forint	ZAR	South African Rand
IDR	Indonesian Rupiah

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CAONREPO	Canadian Overnight Repo Rate Average	SONIO	Sterling Overnight Interbank Average Rate
CDX.EM	Credit Derivatives Index - Emerging Markets	SOFR	Secured Overnight Financing Rate
CDX.HY	Credit Derivatives Index - High Yield	SOFR30A	30-day Secured Overnight Financing Rate Average
CDX.IG	Credit Derivatives Index - Investment Grade	TSFR1M	Term SOFR 1-Month
CMBX	Commercial Mortgage-Backed Index	TSFR3M	Term SOFR 3-Month
EUR003M	3 Month EUR Swap Rate	UKRPI	United Kingdom Retail Prices Index
MUTKCALM	Tokyo Overnight Average Rate

Other Abbreviations:
BABs	Build America Bonds	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
BBR	Bank Bill Rate	OIS	Overnight Index Swap
BBSW	Bank Bill Swap Reference Rate	PIK	Payment-in-Kind
BRL-CDI	Brazil Interbank Deposit Rate	REIT	Real Estate Investment Trust
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	TBD	To-Be-Determined
EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
JIBAR	Johannesburg Interbank Agreed Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
LIBOR	London Interbank Offered Rate

SEMIANNUAL REPORT	DECEMBER 31, 2023	85

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Fund estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended December 31, 2023 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Dividend and Income Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2023	$0.1121	$0.0000	$0.0000	$0.1121

December 2023	$0.2413	$0.0000	$0.0000	$0.2413

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2023	$0.1109	$0.0000	$0.0000	$0.1109

December 2023	$0.2373	$0.0000	$0.0000	$0.2373

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2023	$0.1055	$0.0000	$0.0000	$0.1055

December 2023	$0.2290	$0.0000	$0.0000	$0.2290

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2023	$0.0894	$0.0000	$0.0000	$0.0894

December 2023	$0.2012	$0.0000	$0.0000	$0.2012

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

86	PIMCO EQUITY SERIES

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

At a meeting held on August 22-23, 2023, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of PIMCO Dividend and Income Fund, PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund, PIMCO RAE US Small Fund, PIMCO REALPATH® Blend Income Fund, PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund, PIMCO REALPATH® Blend 2060 Fund, and PIMCO REALPATH® Blend 2065 Fund (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2024. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2024.

In addition, the Board considered and unanimously approved the renewal of the Second Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”) between PIMCO, on behalf of PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund (the “RAE Funds”), each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2024.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed: During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements.

SEMIANNUAL REPORT	DECEMBER 31, 2023	87

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(b) Review Process: In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 22-23, 2023 meeting. The Independent Trustees also met via video conference with Counsel on July 25, 2023, and conducted a video conference meeting on August 11, 2023 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. In connection with its review of the Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, the expense structure of certain Funds and classes, outflows for certain Funds, Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel and Resources: The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Agreement. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed for the competitive investment management industry and to strengthen its ability to deliver advisory services under the Investment Advisory Contract. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered

88	PIMCO EQUITY SERIES

(Unaudited)

PIMCO’s continuous investment in its disciplines and personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time and other investment options that have the potential to benefit shareholders.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including the ongoing development of its own proprietary software and applications to support the Funds.

Similarly, the Board considered the sub-advisory services provided by Research Affiliates to the RAE Funds. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing sub-advisory services to the RAE Funds. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services: The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement. The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement is expected to continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2023 and other performance data, as available, over short- and long-term periods ended June 30, 2023 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2023 (the “Broadridge Report”). The Board also noted that while historically the Broadridge Report included peer classifications from only Lipper, as part of this approval process the Broadridge Report incorporated peer classifications from Morningstar for Funds for which it was believed that Morningstar provided a materially improved comparison.

SEMIANNUAL REPORT	DECEMBER 31, 2023	89

Approval of Investment Advisory Contract and Other Agreements (Cont.)

The Board considered information regarding both the short- and long-term relative and absolute investment performance of each Fund relative to its Fund peer group, where appropriate, and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2023. The Board also noted the amounts of the Funds’ assets (based on Institutional Class performance) that outperformed their relevant benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended March 31, 2023. The Board discussed these and other performance-related developments. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. With respect to Funds that underperformed to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Funds. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance. Depending on the circumstances, the Independent Trustees may be satisfied with a Fund’s performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate due to competitive positioning considerations, observed long-term notable underperformance and significant misalignments with the level or quality of services being provided or a change in the overall strategic positioning of the Funds.

The Board reviewed the advisory fees, supervisory and administrative fees and total expense ratios of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid

90	PIMCO EQUITY SERIES

(Unaudited)

by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, where appropriate, as well as the universe of other similar funds. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate. The Board also reviewed data comparing certain Funds’ advisory fees to the fee rates PIMCO charged to private funds, separate accounts, sub-advised clients, and collective investment trusts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees.

The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less onerous and proscriptive regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The

SEMIANNUAL REPORT	DECEMBER 31, 2023	91

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that in most cases the Funds’ total expense ratios were lower than the total expense ratios of competitor funds. The Board discussed with PIMCO certain Funds and/or classes of Funds that had above median total expense ratios. Upon comparing the Funds’ total expense ratios to other funds in the “Peer Groups” provided by the Broadridge Report where appropriate, the Board found total expense ratios of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the expense limitation agreement in place for all of the Funds and the various fee waiver agreements in place for certain of the Funds and/or classes and the Funds of Funds. Based on the information presented by PIMCO, Research Affiliates and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Sub-Advisory Agreement, and that the total expense ratios of each Fund are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits attributable to the Funds. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the recruitment and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce existing services, offer new services, and accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of such economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for

92	PIMCO EQUITY SERIES

(Unaudited)

fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds received the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in administrative and operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. In addition, the Board considered that PIMCO may benefit indirectly from its use of the HUB technology platform, a joint venture between PIMCO, Man Group, S&P Global, Microsoft and State Street. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO

SEMIANNUAL REPORT	DECEMBER 31, 2023	93

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

and Research Affiliates supported the renewal of the Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements continued to be fair and reasonable to the Funds and their shareholders, that the fees charged under the Agreements were fair and reasonable in light of the services provided, and the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreement on behalf of the Funds were fair and reasonable in light of the services provided, and that the renewal of the Agreements was in the best interests of the Funds and their shareholders.

94	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Portfolio Implementer

Parametric Portfolio Associates

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PES4001SAR_123123

PIMCO EQUITY SERIES®

Semiannual Report

December 31, 2023

PIMCO RAE Emerging Markets Fund

PIMCO RAE Global ex-US Fund

PIMCO RAE International Fund

PIMCO RAE US Fund

PIMCO RAE US Small Fund

Fund	Fund Summary	Schedule of Investments

PIMCO RAE Emerging Markets Fund	8	32

PIMCO RAE Global ex-US Fund	10	39

PIMCO RAE International Fund	12	40

PIMCO RAE US Fund	14	47

PIMCO RAE US Small Fund	16	49

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Market Insights

Dear Shareholder,

This semiannual report covers the six-month reporting period ended December 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to grow despite inflation that remains elevated, interest rate increases, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience was particularly evident in the United States (“U.S.”). Some European economies experienced slower growth and generally continued to expand over the reporting period.

Central banks slowed interest rate hikes

Inflation eased over the reporting period, and several bank officials suggested that central banks may slow aggressive interest-rate hikes. From March 2022 through July 2023, the U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25 percentage points. In September, November and December 2023, the Fed did not increase interest rates. In December 2023, Fed communications conveyed a belief that the policy rate may be likely at or near its peak for the tightening cycle. From July 2022 through September 2023, the European Central Bank (“ECB”) raised its deposit facility overnight rate a total of 4.50 percentage points and then held rates steady at its October and December 2023 meetings. Meanwhile, from December 2019 through July 2023, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15 percentage points and then held rates steady in September, November and December 2023. Both the ECB and BoE acknowledged the possibility of rate cuts in 2024.

Mixed financial market returns

The yield on the benchmark 10-year U.S. Treasury increased during the reporting period. In many other developed markets, yields on 10-year government bonds fluctuated. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. During the reporting period, lower-rated bonds generally outperformed their higher-rated counterparts. Global equities and commodities rose amid market volatility. The U.S. dollar weakened relative to the euro, British pound and Japanese yen.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Total Returns of Certain Asset Classes for the Period Ended December 31, 2023

Asset Class (as measured by, currency)	Six-Month

U.S. large cap equities (S&P 500 Index, USD)	8.04%

Global equities (MSCI World Index, USD)	7.56%

European equities (MSCI Europe Index, EUR)	4.24%

Emerging market equities (MSCI Emerging Markets Index, EUR)	4.71%

Japanese equities (Nikkei 225 Index, JPY)	1.74%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	4.55%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	6.40%

Below investment grade bonds (ICE BofAML Developed Markets High Yield Constrained Index, USD Hedged)	7.90%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	5.52%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	3.48%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO EQUITY SERIES

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund (each, a “Fund” and collectively, the “Funds”).

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

PIMCO RAE Global ex-US Fund is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the PIMCO RAE Global ex-US Fund invests substantially all of its assets in Institutional Class shares of the International Fund and Emerging Markets Fund, equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The PIMCO RAE Global ex-US Fund may invest in other affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “Act”) (together with the Underlying Funds, “Acquired Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact a Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, a Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause a Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that a Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of a Fund and its shareholders.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	3

Important Information About the Funds	(Cont.)

contributed to and may continue to contribute to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable). The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

A Fund may have investments in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, regional armed conflict and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions, export and import controls and other similar measures may be imposed by the United States and/or other countries. Other similar measures may include, but are not limited to, banning or expanding bans on Russia or certain persons or entities associated with Russia from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing Russian assets or those of particular countries, entities or persons with ties to Russia (e.g. Belarus). Such sanctions and other similar measures — which may impact companies in many sectors, including energy, financial services, technology, accounting, quantum computing, shipping, aviation, metals and mining, and defense, among others — and Russia’s countermeasures may negatively impact a Fund’s performance and/or ability to achieve its investment objective. For example, certain investments may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited, securities markets close, or market participants cease transacting in certain investments in light of geopolitical events, sanctions or related considerations), which could render any such securities held by a Fund unmarketable for an indefinite period of time and/or cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions. In addition, such sanctions or other similar measures, and the Russian government’s response, could result in a downgrade of Russia’s credit rating or of securities of issuers located in or economically tied to Russia, devaluation of Russia’s currency and/or increased volatility with respect to Russian securities and the ruble. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks, espionage or other asymmetric measures) or resulting actual or threatened responses to such activity may impact Russia’s economy and Russian and other issuers of securities in which a Fund is invested. Such resulting actual or threatened responses may include, but are not limited to, purchasing and financing restrictions, withdrawal of financial intermediaries, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs export and import controls, or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians. Any actions by Russia made in response to such sanctions or retaliatory measures could further impair the value and liquidity of Fund investments. Sanctions and other similar measures have resulted in defaults on debt obligations by certain corporate issuers and the Russian Federation that could lead to cross-defaults or cross-accelerations on other obligations of these issuers. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. These issues can be magnified as a result of sanctions and other similar measures that may be imposed and the Russian government’s response. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks. Prior to the implementation of the National Settlement Depository (“NSD”), a recognized central securities depository, there was no central registration system for equity share registration in Russia, and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Title to Russian equities held through the NSD is now based on the records

4	PIMCO EQUITY SERIES

of the NSD and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss can still occur. In addition, sanctions or Russian countermeasures may prohibit or limit a Fund’s ability to participate in corporate actions, and therefore require the Fund to forego voting on or receiving funds that would otherwise be beneficial to the Fund. Ownership of securities issued by Russian companies that are not held through depositories such as the NSD may be recorded by companies themselves and by registrars. In such cases, the risk is increased that a Fund could lose ownership rights through fraud, negligence or oversight. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. In addition, sanctions or Russian countermeasures may prohibit or limit a Fund’s ability to participate in corporate actions, and therefore require the Fund to forego voting on or receiving funds that would otherwise be beneficial to the Fund. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, minerals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices, and to sanctions or other actions that may be directed at the Russian economy as a whole or at Russian oil, natural gas, metals, minerals or timber industries.

Russia has attempted, and may attempt in the future, to assert its influence in the region through economic or military measures. For example, in February 2022, Russia launched a large-scale invasion of Ukraine. Such measures may have an adverse effect on the Russian economy, which may, in turn, negatively impact a Fund. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extremefinancial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.

Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	5

Important Information About the Funds	(Cont.)

Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares, as applicable, is $1,000,000. The minimum initial investment amount for Class A shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for a Fund or share class may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Diversification Status
PIMCO RAE Emerging Markets Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE Global ex-US Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE International Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE US Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE US Small Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”),

any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website

6	PIMCO EQUITY SERIES

at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Funds must comply with certain new requirements which include, but are not limited to, making significant updates to the content of their shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments are effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	7

PIMCO RAE Emerging Markets Fund

Cumulative Returns Through December 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Emerging Markets Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in investments that are economically tied to emerging market countries. Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Emerging Markets Portfolio”) through investment in the securities that comprise the RAE Emerging Markets Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2023**

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/31/06)
PIMCO RAE Emerging Markets Fund Institutional Class	10.98%	22.69%	7.87%	5.09%	6.29%
PIMCO RAE Emerging Markets Fund I-2	10.93%	22.44%	7.74%	4.98%	6.22%
PIMCO RAE Emerging Markets Fund Class A	10.75%	22.26%	7.48%	4.79%	6.12%
PIMCO RAE Emerging Markets Fund Class A (adjusted)	6.60%	17.63%	6.66%	4.39%	5.89%
MSCI Emerging Markets Value Index±	7.21%	14.21%	3.38%	1.94%	3.99%
MSCI Emerging Markets Index±±ª	4.71%	9.83%	3.68%	2.66%	4.23%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

ª Prior to 2/28/2019, the fund’s primary benchmark was the MSCI Emerging Markets Index.

± The MSCI Emerging Markets Value Index captures large and mid-cap securities exhibiting overall value style characteristics across a group of emerging markets countries. The value investment style characteristics for index construction of the MSCI Emerging Markets Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

±± The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

It is not possible to invest directly in an unmanaged index.

** For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on May 31, 2006 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.77% for Institutional Class shares, 0.87% for I-2 shares and 1.12% for Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

8	PIMCO EQUITY SERIES

Institutional Class - PEIFX	I-2 - PEPFX	Class A - PEAFX

Geographic Breakdown as of December 31, 2023†§

China	26.3%
India	17.7%
South Korea	13.1%
Taiwan	12.4%
Brazil	6.3%
South Africa	3.8%
Short-Term Instruments	3.5%
Mexico	3.4%
Thailand	3.4%
Indonesia	2.4%
Malaysia	1.5%
Poland	1.5%
Turkey	1.3%
Hong Kong	1.1%
Other	2.3%

† % of Investments, at value.

§ Geographic Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the financials sector contributed to relative returns, as the Fund’s holdings outperformed the MSCI Emerging Markets Value Index (the “benchmark index”).

»	Security selection in the industrials sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Security selection in the utilities sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Security selection in the health care sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	There were no other material detractors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	9

PIMCO RAE Global ex-US Fund

Cumulative Returns Through December 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Global ex-US Fund seeks long-term capital appreciation by investing, under normal circumstances substantially all of its assets in (i) Institutional Class shares of the PIMCO RAE International Fund (“International Fund”) and the PIMCO RAE Emerging Markets Fund (“Emerging Markets Fund”) (together, the International Fund and the Emerging Markets Fund are referred to as the “Underlying Funds”), and (ii) securities that are eligible investments for the Underlying Funds. Under normal circumstances, each of the Underlying Funds obtains exposure to a portfolio of stocks (each, a “RAE Portfolio”) through investment in the securities that comprise the RAE Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2023

	6 Months*	1 Year	5 Years	Fund Inception (06/05/15)
PIMCO RAE Global ex-US Fund Institutional Class	8.32%	19.29%	7.47%	4.76%
PIMCO RAE Global ex-US Fund I-2	8.26%	19.20%	7.41%	4.68%
PIMCO RAE Global ex-US Fund Class A	8.11%	18.90%	7.09%	4.40%
PIMCO RAE Global ex-US Fund Class A (adjusted)	4.02%	14.49%	6.28%	3.94%
MSCI All Country World ex US Value Index±	8.35%	17.30%	6.34%	3.57%
MSCI All Country World ex US Index±±ª	5.61%	15.62%	7.08%	4.34%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

ª Prior to 2/28/2019, the fund’s primary benchmark was the MSCI All Country World ex US Index.

± The MSCI All Country World ex US Value Index captures large and mid-cap securities exhibiting overall value style characteristics across a group of developed and emerging markets countries. The value investment style characteristics for index construction of the MSCI All Country World ex US Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

±± The MSCI All Country World ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of a group of country indices comprising developed and emerging market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) were 1.13% for Institutional Class shares, 1.23% for I-2 shares and 1.48% for Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

10	PIMCO EQUITY SERIES

Institutional Class - PZRIX	I-2 - PZRPX	Class A - PZRAX

Top Holdings as of December 31, 2023†§

PIMCO RAE International Fund	74.8%
PIMCO RAE Emerging Markets Fund	25.0%

† % of Investments, at value.

§ Top Holdings and % of Investments exclude securities sold short and financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the financials sector contributed to relative returns, as the Fund’s holdings outperformed the MSCI All Country World ex-U.S. Value Index (the “benchmark index”).

»	Underweight exposure to, and security selection in, the health care sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the energy sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the consumer discretionary sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to, and security selection in, the consumer staples sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to, and security selection in, the communication services sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	11

PIMCO RAE International Fund

Cumulative Returns Through December 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE International Fund seeks long-term capital appreciation under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to at least three foreign (non-U.S.) countries (“RAE International Portfolio”) through investment in the securities that comprise the RAE International Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2023

	6 Months*	1 Year	5 Years	Fund Inception (06/05/15)
PIMCO RAE International Fund Institutional Class	7.50%	18.16%	7.38%	4.41%
PIMCO RAE International Fund I-2	7.50%	18.07%	7.26%	4.32%
PIMCO RAE International Fund Class A	7.39%	17.84%	6.99%	4.05%
PIMCO RAE International Fund Class A (adjusted)	3.34%	13.42%	6.18%	3.59%
MSCI EAFE Value Index±	0.0885	18.95%	7.08%	3.70%
MSCI EAFE Index±±ª	0.0588	18.24%	8.16%	4.82%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

ª Prior to 2/28/2019, the fund’s primary benchmark was the MSCI EAFE Index.

± The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the US and Canada. The value investment style characteristics for index construction of the MSCI EAFE Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

±± MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across a group of developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.52% for Institutional Class shares, 0.62% for I-2 shares and 0.87% for Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

12	PIMCO EQUITY SERIES

Institutional Class - PPYIX	I-2 - PPYPX	Class A - PPYAX

Geographic Breakdown as of December 31, 2023†§

Japan	24.8%
United Kingdom	13.1%
Canada	8.5%
Netherlands	6.8%
Spain	6.6%
France	5.7%
Germany	5.6%
Switzerland	5.5%
Australia	5.3%
Sweden	3.9%
Hong Kong	2.5%
Short-Term Instruments	2.4%
Italy	1.8%
Finland	1.7%
Israel	1.6%
Denmark	1.2%
Other	3.0%

† % of Investments, at value.

§ Geographic Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the industrials sector contributed to relative returns, as the Fund’s holdings outperformed the MSCI EAFE Value Index (the “benchmark index”).

»	Security selection in the health care sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Security selection in the energy sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the consumer discretionary sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to, and security selection in, the consumer staples sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Underweight exposure to, and security selection in, the materials sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	13

PIMCO RAE US Fund

Cumulative Returns Through December 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE US Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in securities of companies economically tied to the United States (“U.S. companies”). Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of U.S. companies (“RAE US Portfolio”) through investment in the securities that comprise the RAE US Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2023**

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/22/04)
PIMCO RAE US Fund Institutional Class	11.89%	17.07%	13.41%	9.81%	8.95%
PIMCO RAE US Fund I-2	11.87%	16.99%	13.30%	9.72%	8.90%
PIMCO RAE US Fund Class A	11.64%	16.58%	12.94%	9.42%	8.75%
PIMCO RAE US Fund Class A (adjusted)	7.45%	12.19%	12.09%	9.01%	8.53%
Russell 1000® Value Index±	6.03%	11.46%	10.91%	8.40%	7.56%♦
S&P 500 Index±±ª	8.04%	26.29%	15.69%	12.03%	9.63%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 12/31/2004.

ª Prior to 2/28/2019, the fund’s primary benchmark was the S&P 500 Index.

± The Russell 1000® Value Index measures the performance of large and mid-capitalization value sectors of the U.S. equity market, as defined by FTSE Russell. The Russell 1000® Value Index is a subset of the Russell 1000® Index, which measures the performance of the large and mid-capitalization sector of the U.S. equity market.

±± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

** For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on December 22, 2004 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.41% for Institutional Class shares, 0.51% for I-2 shares, and 0.81% for Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

14	PIMCO EQUITY SERIES

Institutional Class - PKAIX	I-2 - PKAPX	Class A - PKAAX

Sector Breakdown as of December 31, 2023†§

Information Technology	30.1%
Health Care	15.0%
Energy	12.7%
Consumer Discretionary	9.8%
Financials	8.5%
Communication Services	7.3%
Consumer Staples	7.3%
Industrials	3.7%
Utilities	3.6%
Materials	1.2%
Real Estate	0.7%
Short-Term Instruments	0.1%

† % of Investments, at value.

§ Sector Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the energy sector contributed to relative returns, as the Fund’s holdings outperformed the Russell 1000® Value Index (the “benchmark index”).

»	Security selection in the health care sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the information technology sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to, and security selection in, the financials sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	Underweight exposure to the industrials sector detracted from relative returns, as the sector outperformed the benchmark index.

»	Underweight exposure to the real estate sector detracted from relative returns, as the sector outperformed the benchmark index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	15

PIMCO RAE US Small Fund

Cumulative Returns Through December 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE US Small Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in securities of small companies economically tied to the United States (“U.S. companies”). Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of small U.S. companies (“RAE US Small Portfolio”) through investment in the securities that comprise the RAE US Small Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2023**

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (09/29/05)
PIMCO RAE US Small Fund Institutional Class	14.31%	20.06%	15.61%	9.40%	9.41%
PIMCO RAE US Small Fund I-2	14.21%	19.89%	15.49%	9.30%	9.35%
PIMCO RAE US Small Fund Class A	14.07%	19.74%	15.15%	9.03%	9.20%
PIMCO RAE US Small Fund Class A (adjusted)	9.80%	15.19%	14.27%	8.62%	8.97%
Russell 2000® Value Index±	11.85%	14.65%	10.00%	6.76%	7.04%
Russell 2000® Index±±ª	8.18%	16.93%	9.97%	7.16%	7.72%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 9/30/2005.

ª Prior to 2/28/2019, the fund’s primary benchmark was the Russell 2000® Index.

± The Russell 2000® Value Index measures the performance of the small-capitalization value sector of the U.S. equity market, as defined by FTSE Russell. The Russell 2000® Value Index is a subset of the Russell 2000® Index.

±± Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general.

It is not possible to invest directly in an unmanaged index.

** For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on September 29, 2005 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.51% for Institutional Class shares, 0.61% for I-2 shares and 0.91% for Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

16	PIMCO EQUITY SERIES

Institutional Class - PMJIX	I-2 - PMJPX	Class A - PMJAX

Sector Breakdown as of December 31, 2023†§

Consumer Discretionary	23.4%
Industrials	15.6%
Financials	10.8%
Information Technology	8.7%
Real Estate	8.3%
Energy	8.0%
Health Care	7.2%
Materials	7.1%
Consumer Staples	4.5%
Short-Term Instruments	4.1%
Communication Services	1.8%
Utilities	0.5%

† % of Investments, at value.

§ Sector Breakdown and % of Investments exclude securities sold short and financial derivative instruments if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to, and security selection in, the consumer discretionary sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the Russell 2000® Value Index (the “benchmark index”).

»	Security selection in the materials sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Security selection in the real estate sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to, and security selection in, the financials sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to, and security selection in, the information technology sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Security selection in the health care sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	17

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2023 to December 31, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During Period*	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE Emerging Markets Fund
Institutional Class	$1,000.00	$1,109.80	$4.11	$1,000.00	$1,021.10	$3.94	0.78%
I-2	1,000.00	1,109.30	4.64	1,000.00	1,020.60	4.45	0.88
Class A	1,000.00	1,107.50	5.95	1,000.00	1,019.35	5.70	1.13

PIMCO RAE Global ex-US Fund
Institutional Class	$1,000.00	$1,083.20	$0.00	$1,000.00	$1,025.00	$0.00	0.00%
I-2	1,000.00	1,082.60	0.52	1,000.00	1,024.50	0.51	0.10
Class A	1,000.00	1,081.10	1.82	1,000.00	1,023.25	1.77	0.35

PIMCO RAE International Fund
Institutional Class	$1,000.00	$1,075.00	$2.59	$1,000.00	$1,022.50	$2.53	0.50%
I-2	1,000.00	1,075.00	3.11	1,000.00	1,022.00	3.03	0.60
Class A	1,000.00	1,073.90	4.41	1,000.00	1,020.75	4.29	0.85

PIMCO RAE US Fund
Institutional Class	$1,000.00	$1,118.90	$2.12	$1,000.00	$1,023.00	$2.02	0.40%
I-2	1,000.00	1,118.70	2.65	1,000.00	1,022.50	2.53	0.50
Class A	1,000.00	1,116.40	4.23	1,000.00	1,021.00	4.04	0.80

18	PIMCO EQUITY SERIES

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During Period*	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE US Small Fund
Institutional Class	$1,000.00	$1,143.10	$2.68	$1,000.00	$1,022.50	$2.53	0.50%
I-2	1,000.00	1,142.10	3.21	1,000.00	1,022.00	3.03	0.60
Class A	1,000.00	1,140.70	4.82	1,000.00	1,020.50	4.55	0.90

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	19

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO RAE Emerging Markets Fund
Institutional Class

07/01/2023 - 12/31/2023+	$9.43	$0.18	$0.85	$1.03	$(0.41)	$0.00	$(0.41)

06/30/2023	8.85	0.42	1.13	1.55	(0.05)	(0.92)	(0.97)

06/30/2022	12.02	0.55	(2.76)	(2.21)	(0.96)	0.00	(0.96)

06/30/2021	7.83	0.27	4.09	4.36	(0.17)	0.00	(0.17)

06/30/2020	9.92	0.24	(2.06)	(1.82)	(0.24)	(0.03)	(0.27)

06/30/2019	10.74	0.29	(0.11)	0.18	(0.26)	(0.74)	(1.00)
I-2

07/01/2023 - 12/31/2023+	9.36	0.17	0.84	1.01	(0.40)	0.00	(0.40)

06/30/2023	8.80	0.41	1.11	1.52	(0.04)	(0.92)	(0.96)

06/30/2022	11.97	0.50	(2.71)	(2.21)	(0.96)	0.00	(0.96)

06/30/2021	7.80	0.30	4.03	4.33	(0.16)	0.00	(0.16)

06/30/2020	9.86	0.32	(2.16)	(1.84)	(0.19)	(0.03)	(0.22)

06/30/2019	10.68	0.29	(0.11)	0.18	(0.26)	(0.74)	(1.00)
Class A

07/01/2023 - 12/31/2023+	9.23	0.14	0.85	0.99	(0.39)	0.00	(0.39)

06/30/2023	8.70	0.41	1.07	1.48	(0.03)	(0.92)	(0.95)

06/30/2022	11.86	0.47	(2.68)	(2.21)	(0.95)	0.00	(0.95)

06/30/2021	7.75	0.23	4.03	4.26	(0.15)	0.00	(0.15)

06/30/2020	9.84	0.23	(2.07)	(1.84)	(0.22)	(0.03)	(0.25)

06/30/2019	10.68	0.25	(0.09)	0.16	(0.26)	(0.74)	(1.00)

PIMCO RAE Global ex-US Fund
Institutional Class

07/01/2023 - 12/31/2023+	$9.35	$0.62	$0.14	$0.76	$(0.48)	$(0.37)	$(0.85)

06/30/2023	8.78	0.17	1.15	1.32	(0.15)	(0.60)	(0.75)

06/30/2022	11.65	1.15	(2.80)	(1.65)	(1.22)	0.00	(1.22)

06/30/2021	8.20	0.21	3.45	3.66	(0.21)	0.00	(0.21)

06/30/2020	10.23	0.38	(1.76)	(1.38)	(0.37)	(0.28)	(0.65)

06/30/2019	10.68	0.32	(0.51)	(0.19)	(0.26)	0.00	(0.26)
I-2

07/01/2023 - 12/31/2023+	9.37	0.58	0.18	0.76	(0.48)	(0.37)	(0.85)

06/30/2023	8.80	0.16	1.16	1.32	(0.15)	(0.60)	(0.75)

06/30/2022	11.67	1.39	(3.04)	(1.65)	(1.22)	0.00	(1.22)

06/30/2021	8.18	0.02	3.63	3.65	(0.16)	0.00	(0.16)

06/30/2020	10.20	0.30	(1.68)	(1.38)	(0.36)	(0.28)	(0.64)

06/30/2019	10.65	0.26	(0.46)	(0.20)	(0.25)	0.00	(0.25)
Class A

07/01/2023 - 12/31/2023+	9.15	0.54	0.19	0.73	(0.47)	(0.37)	(0.84)

06/30/2023	8.62	0.15	1.12	1.27	(0.14)	(0.60)	(0.74)

06/30/2022	11.48	1.08	(2.74)	(1.66)	(1.20)	0.00	(1.20)

06/30/2021	8.10	0.18	3.39	3.57	(0.19)	0.00	(0.19)

06/30/2020	10.14	0.41	(1.81)	(1.40)	(0.36)	(0.28)	(0.64)

06/30/2019	10.61	0.23	(0.46)	(0.23)	(0.24)	0.00	(0.24)

PIMCO RAE International Fund
Institutional Class

07/01/2023 - 12/31/2023+	$8.09	$0.09	$0.50	$0.59	$(0.47)	$(0.32)	$(0.79)

06/30/2023	7.55	0.25	0.82	1.07	(0.17)	(0.36)	(0.53)

06/30/2022	11.23	0.36	(1.69)	(1.33)	(0.46)	(1.89)	(2.35)

06/30/2021	8.11	0.27	3.08	3.35	(0.23)	0.00	(0.23)

06/30/2020	9.74	0.23	(1.45)	(1.22)	(0.41)	0.00	(0.41)

06/30/2019	10.60	0.34	(0.68)	(0.34)	(0.25)	(0.27)	(0.52)
I-2

07/01/2023 - 12/31/2023+	8.04	0.09	0.50	0.59	(0.47)	(0.32)	(0.79)

06/30/2023	7.51	0.26	0.80	1.06	(0.17)	(0.36)	(0.53)

06/30/2022	11.17	0.35	(1.69)	(1.34)	(0.43)	(1.89)	(2.32)

06/30/2021	8.07	0.40	2.92	3.32	(0.22)	0.00	(0.22)

06/30/2020	9.71	0.21	(1.43)	(1.22)	(0.42)	0.00	(0.42)

06/30/2019	10.57	0.30	(0.64)	(0.34)	(0.25)	(0.27)	(0.52)

20	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.05	10.98%	$1,455,228	0.78	%*	0.79	%*	0.75	%*	0.76	%*	3.69	%*	39%

9.43	18.81	1,262,012	0.76		0.77		0.75		0.76		4.72		65

8.85	(19.72)	1,247,735	0.76		0.77		0.75		0.76		5.13		109

12.02	56.09	1,716,375	0.79	(f)	0.85	(f)	0.78	(f)	0.84	(f)	2.66		79

7.83	(18.91)	1,184,716	0.76		0.97		0.75		0.96		2.70		56

9.92	2.40	2,632,982	0.75		0.96		0.75		0.96		2.94		25

9.97	10.93	132,890	0.88	*	0.89	*	0.85	*	0.86	*	3.46	*	39

9.36	18.62	95,565	0.86		0.87		0.85		0.86		4.55		65

8.80	(19.78)	69,156	0.86		0.87		0.85		0.86		4.73		109

11.97	55.95	59,609	0.89	(g)	0.95	(g)	0.88	(g)	0.94	(g)	2.71		79

7.80	(19.13)	3,070	0.86		1.07		0.85		1.06		3.58		56

9.86	2.42	16,263	0.85		1.06		0.85		1.06		2.93		25

9.83	10.87	21,665	1.13	*	1.14	*	1.10	*	1.11	*	2.99	*	39

9.23	18.35	25,955	1.11		1.12		1.10		1.11		4.63		65

8.70	(19.97)	12,611	1.11		1.12		1.10		1.11		4.43		109

11.86	55.42	15,798	1.14	(g)	1.20	(g)	1.13	(g)	1.19	(g)	2.24		79

7.75	(19.27)	7,628	1.11		1.32		1.10		1.31		2.61		56

9.84	2.21	16,198	1.10		1.31		1.10		1.31		2.52		25

$9.26	8.32%	$87,037	0.00	%*	0.56	%*	0.00	%*	0.56	%*	13.05	%*	8%

9.35	15.90	76,470	0.00		0.56		0.00		0.56		1.86		14

8.78	(15.58)	69,094	0.00		0.56		0.00		0.56		10.87		7

11.65	44.96	80,502	0.02	(h)	0.63	(h)	0.02	(h)	0.63	(h)	2.08		18

8.20	(14.73)	53,191	0.02		0.78		0.01		0.77		4.03		34

10.23	(1.50)	75,630	0.00		0.76		0.00		0.76		3.13		17

9.28	8.26	121	0.10	*	0.66	*	0.10	*	0.66	*	12.23	*	8

9.37	15.82	117	0.10		0.66		0.10		0.66		1.76		14

8.80	(15.57)	307	0.10		0.66		0.10		0.66		13.36		7

11.67	44.90	154	0.12	(f)	0.73	(f)	0.12	(f)	0.73	(f)	0.18		18

8.18	(14.74)	67	0.12		0.88		0.11		0.87		3.14		34

10.20	(1.60)	428	0.10		0.86		0.10		0.86		2.50		17

9.04	8.11	15,762	0.35	*	0.91	*	0.35	*	0.91	*	11.73	*	8

9.15	15.57	15,625	0.35		0.91		0.35		0.91		1.72		14

8.62	(15.87)	9,334	0.35		0.91		0.35		0.91		10.37		7

11.48	44.43	11,523	0.37	(f)	0.98	(f)	0.37	(f)	0.98	(f)	1.88		18

8.10	(15.01)	11,252	0.37		1.13		0.36		1.12		4.66		34

10.14	(1.90)	2,035	0.35		1.11		0.35		1.11		2.32		17

$7.89	7.50%	$479,196	0.50	%*	0.51	%*	0.50	%*	0.51	%*	2.23	%*	21%

8.09	14.91	561,420	0.51		0.52		0.50		0.51		3.29		94

7.55	(14.14)	503,685	0.51		0.52		0.50		0.51		3.77		58

11.23	41.64	1,025,896	0.51	(i)	0.55	(i)	0.51	(i)	0.55	(i)	2.79		87

8.11	(13.27)	756,178	0.51		0.62		0.50		0.61		2.65		93

9.74	(2.72)	547,007	0.50		0.61		0.50		0.61		3.41		41

7.84	7.50	10,890	0.60	*	0.61	*	0.60	*	0.61	*	2.15	*	21

8.04	14.78	10,660	0.61		0.62		0.60		0.61		3.36		94

7.51	(14.25)	11,264	0.61		0.62		0.60		0.61		3.44		58

11.17	41.51	25,494	0.61	(j)	0.65	(j)	0.61	(j)	0.65	(j)	3.66		87

8.07	(13.40)	841	0.61		0.72		0.60		0.71		2.39		93

9.71	(2.73)	832	0.60		0.71		0.60		0.71		3.02		41

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	21

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO RAE International Fund (Cont.)
Class A

07/01/2023 - 12/31/2023+	$7.90	$0.08	$0.49	$0.57	$(0.46)	$(0.32)	$(0.78)

06/30/2023	7.39	0.19	0.82	1.01	(0.14)	(0.36)	(0.50)

06/30/2022	11.06	0.32	(1.66)	(1.34)	(0.44)	(1.89)	(2.33)

06/30/2021	8.01	0.30	2.96	3.26	(0.21)	0.00	(0.21)

06/30/2020	9.64	0.18	(1.41)	(1.23)	(0.40)	0.00	(0.40)

06/30/2019	10.53	0.30	(0.67)	(0.37)	(0.25)	(0.27)	(0.52)

PIMCO RAE US Fund
Institutional Class

07/01/2023 - 12/31/2023+	$12.66	$0.13	$1.34	$1.47	$(0.40)	$(0.49)	$(0.89)

06/30/2023	11.81	0.29	1.53	1.82	(0.14)	(0.83)	(0.97)

06/30/2022	14.03	0.26	(1.13)	(0.87)	(0.17)	(1.18)	(1.35)

06/30/2021	9.72	0.25	4.44	4.69	(0.28)	(0.10)	(0.38)

06/30/2020	11.09	0.28	(1.08)	(0.80)	(0.32)	(0.25)	(0.57)

06/30/2019	11.30	0.26	0.20	0.46	(0.21)	(0.46)	(0.67)
I-2

07/01/2023 - 12/31/2023+	12.55	0.12	1.34	1.46	(0.40)	(0.49)	(0.89)

06/30/2023	11.72	0.28	1.52	1.80	(0.14)	(0.83)	(0.97)

06/30/2022	13.94	0.25	(1.13)	(0.88)	(0.16)	(1.18)	(1.34)

06/30/2021	9.67	0.23	4.41	4.64	(0.27)	(0.10)	(0.37)

06/30/2020	11.04	0.27	(1.08)	(0.81)	(0.31)	(0.25)	(0.56)

06/30/2019	11.26	0.25	0.20	0.45	(0.21)	(0.46)	(0.67)
Class A

07/01/2023 - 12/31/2023+	12.29	0.10	1.30	1.40	(0.38)	(0.49)	(0.87)

06/30/2023	11.52	0.23	1.49	1.72	(0.12)	(0.83)	(0.95)

06/30/2022	13.75	0.21	(1.11)	(0.90)	(0.15)	(1.18)	(1.33)

06/30/2021	9.55	0.19	4.37	4.56	(0.26)	(0.10)	(0.36)

06/30/2020	10.93	0.23	(1.07)	(0.84)	(0.29)	(0.25)	(0.54)

06/30/2019	11.19	0.22	0.19	0.41	(0.21)	(0.46)	(0.67)

PIMCO RAE US Small Fund
Institutional Class

07/01/2023 - 12/31/2023+	$8.55	$0.10	$1.13	$1.23	$(0.15)	$0.00	$(0.15)

06/30/2023	8.27	0.17	0.91	1.08	(0.11)	(0.69)	(0.80)

06/30/2022	15.90	0.15	(1.62)	(1.47)	(0.20)	(5.96)	(6.16)

06/30/2021	8.80	0.09	8.05	8.14	(0.17)	(0.87)	(1.04)

06/30/2020	10.72	0.14	(1.88)	(1.74)	(0.18)	0.00	(0.18)

06/30/2019	12.33	0.17	(1.05)	(0.88)	(0.09)	(0.64)	(0.73)
I-2

07/01/2023 - 12/31/2023+	8.44	0.09	1.11	1.20	(0.14)	0.00	(0.14)

06/30/2023	8.18	0.14	0.92	1.06	(0.11)	(0.69)	(0.80)

06/30/2022	15.80	0.15	(1.61)	(1.46)	(0.20)	(5.96)	(6.16)

06/30/2021	8.76	0.02	8.06	8.08	(0.17)	(0.87)	(1.04)

06/30/2020	10.67	0.16	(1.90)	(1.74)	(0.17)	0.00	(0.17)

06/30/2019	12.29	0.15	(1.04)	(0.89)	(0.09)	(0.64)	(0.73)

22	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.69	7.39%	$5,443	0.85	%*	0.86	%*	0.85	%*	0.86	%*	1.90	%*	21%

7.90	14.42	5,285	0.86		0.87		0.85		0.86		2.51		94

7.39	(14.41)	21,550	0.86		0.87		0.85		0.86		3.49		58

11.06	41.10	25,298	0.86	(j)	0.90	(j)	0.86	(j)	0.90	(j)	2.87		87

8.01	(13.57)	3,258	0.86		0.97		0.85		0.96		2.05		93

9.64	(3.03)	5,072	0.85		0.96		0.85		0.96		3.06		41

$13.24	11.89%	$1,095,072	0.40	%*	0.41	%*	0.40	%*	0.41	%*	1.97	%*	36%

12.66	15.73	1,091,632	0.40		0.41		0.40		0.41		2.33		77

11.81	(7.16)	778,671	0.40		0.41		0.40		0.41		1.94		69

14.03	48.99	915,231	0.40	(k)	0.44	(k)	0.40	(k)	0.44	(k)	2.06		54

9.72	(8.03)	578,588	0.41		0.52		0.40		0.51		2.60		34

11.09	4.66	745,741	0.40		0.51		0.40		0.51		2.39		32

13.12	11.87	59,852	0.50	*	0.51	*	0.50	*	0.51	*	1.89	*	36

12.55	15.63	56,292	0.50		0.51		0.50		0.51		2.23		77

11.72	(7.25)	44,350	0.50		0.51		0.50		0.51		1.87		69

13.94	48.77	39,056	0.50	(l)	0.54	(l)	0.50	(l)	0.54	(l)	1.92		54

9.67	(8.08)	16,970	0.51		0.62		0.50		0.61		2.51		34

11.04	4.58	14,257	0.50		0.61		0.50		0.61		2.25		32

12.82	11.64	21,514	0.80	*	0.81	*	0.80	*	0.81	*	1.59	*	36

12.29	15.23	19,529	0.80		0.81		0.80		0.81		1.92		77

11.52	(7.54)	15,623	0.80		0.81		0.80		0.81		1.57		69

13.75	48.44	12,212	0.80	(j)	0.84	(j)	0.80	(j)	0.84	(j)	1.65		54

9.55	(8.41)	7,432	0.81		0.92		0.80		0.91		2.21		34

10.93	4.24	8,197	0.80		0.91		0.80		0.91		2.03		32

$9.63	14.31%	$594,375	0.50	%*	0.51	%*	0.50	%*	0.51	%*	2.24	%*	32%

8.55	13.36	440,423	0.50		0.51		0.50		0.51		1.95		92

8.27	(13.65)	274,652	0.50		0.51		0.50		0.51		1.33		131

15.90	97.65	331,165	0.53	k)	0.56	k)	0.51	k)	0.54	k)	0.79		118

8.80	(16.64)	288,592	0.53		0.63		0.52		0.62		1.50		202

10.72	(6.74)	119,223	0.51		0.62		0.51		0.62		1.52		64

9.50	14.21	117,834	0.60	*	0.61	*	0.60	*	0.61	*	2.16	*	32

8.44	13.22	87,529	0.60		0.61		0.60		0.61		1.72		92

8.18	(13.68)	47,933	0.60		0.61		0.60		0.61		1.39		131

15.80	97.30	6,427	0.63	(l)	0.66	(l)	0.61	(l)	0.64	(l)	0.17		118

8.76	(16.67)	883	0.63		0.73		0.62		0.72		1.53		202

10.67	(6.85)	2,565	0.61		0.72		0.61		0.72		1.34		64

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	23

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO RAE US Small Fund (Cont.)
Class A

07/01/2023 - 12/31/2023+	$8.23	$0.08	$1.08	$1.16	$(0.13)	$0.00	$(0.13)

06/30/2023	8.00	0.13	0.89	1.02	(0.10)	(0.69)	(0.79)

06/30/2022	15.62	0.12	(1.60)	(1.48)	(0.18)	(5.96)	(6.14)

06/30/2021	8.68	(0.04)	8.01	7.97	(0.16)	(0.87)	(1.03)

06/30/2020	10.60	0.12	(1.89)	(1.77)	(0.15)	0.00	(0.15)

06/30/2019	12.24	0.12	(1.03)	(0.91)	(0.09)	(0.64)	(0.73)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(f)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.20% to an annual rate of 0.25%.
(g)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.20% to an annual rate of 0.35%.
(h)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.20% to an annual rate of 0.15%.
(i)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.10% to an annual rate of 0.20%.
(j)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.10% to an annual rate of 0.30%.
(k)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.10% to an annual rate of 0.15%.
(l)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.10% to an annual rate of 0.25%.

24	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.26	14.07%	$104,506	0.90	%*	0.91	%*	0.90	%*	0.91	%*	1.80	%*	32%

8.23	12.95	83,456	0.90		0.91		0.90		0.91		1.53		92

8.00	(13.98)	73,766	0.90		0.91		0.90		0.91		1.11		131

15.62	96.82	46,113	0.93	(j)	0.96	(j)	0.91	(j)	0.94	(j)	(0.27)		118

8.68	(16.99)	3,900	0.93		1.03		0.92		1.02		1.22		202

10.60	(7.05)	4,023	0.91		1.02		0.91		1.02		1.07		64

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Assets:

Investments, at value
Investments in securities*^	$1,617,332	$165	$492,035	$1,173,639	$814,465
Investments in Affiliates	49,407	102,760	10,990	0	31,746
Cash	0	1	2,371	1	1,790
Foreign currency, at value	1,852	0	202	0	0
Receivable for investments sold	0	0	0	0	1
Receivable for Fund shares sold	1,269	5	160	2,129	1,442
Interest and/or dividends receivable	3,629	0	3,353	1,279	3,349
Reimbursement receivable from PIMCO	25	50	9	18	10
Other assets	0	0	13	0	0
Total Assets	1,673,514	102,981	509,133	1,177,066	852,803

Liabilities:

Payable for investments purchased	$384	$0	$0	$0	$0
Payable for investments in Affiliates purchased	0	9	0	0	0
Payable upon return of securities loaned	49,144	0	13,361	0	33,536
Deposits from counterparty	467	0	0	0	0
Payable for Fund shares redeemed	279	0	26	213	2,165
Accrued investment advisory fees	676	35	128	252	239
Accrued supervisory and administrative fees	351	14	87	159	126
Accrued servicing fees	4	3	1	4	22
Accrued taxes payable	12,158	0	0	0	0
Other liabilities	268	0	1	0	0
Total Liabilities	63,731	61	13,604	628	36,088

Commitments and contingent liabilities^^

Net Assets	$1,609,783	$102,920	$495,529	$1,176,438	$816,715

Net Assets Consist of:

Paid in capital	$1,706,003	$109,832	$441,120	$877,757	$691,744
Distributable earnings (accumulated loss)	(96,220)	(6,912)	54,409	298,681	124,971

Net Assets	$1,609,783	$102,920	$495,529	$1,176,438	$816,715

Cost of investments in securities	$1,387,523	$165	$387,261	$856,914	$638,343
Cost of investments in Affiliates	$49,407	$106,371	$10,990	$0	$31,746
Cost of foreign currency held	$1,930	$0	$194	$0	$0

* Includes repurchase agreements of:	$9,667	$165	$993	$1,240	$3,158

^ Includes securities on loan of:	$46,638	$0	$12,638	$0	$32,873

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.

26	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2023	(Unaudited)

	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Net Assets:

Institutional Class	$1,455,228	$87,037	$479,196	$1,095,072	$594,375
I-2	132,890	121	10,890	59,852	117,834
Class A	21,665	15,762	5,443	21,514	104,506

Shares Issued and Outstanding:

Institutional Class	144,822	9,400	60,758	82,729	61,699
I-2	13,324	13	1,389	4,563	12,400
Class A	2,204	1,744	708	1,678	11,292

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.05	$9.26	$7.89	$13.24	$9.63
I-2	9.97	9.28	7.84	13.12	9.50

Class A	9.83	9.04	7.69	12.82	9.26

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	27

Statements of Operations

Six Months Ended December 31, 2023 (Unaudited)
(Amounts in thousands†)	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Investment Income:

Interest	$113	$3	$28	$76	$66
Dividends, net of foreign taxes*	32,245	0	6,680	13,113	8,870
Dividends from Investments in Affiliates	0	5,939	0	0	0
Securities lending income	247	0	65	6	212
Total Income	32,605	5,942	6,773	13,195	9,148

Expenses:

Investment advisory fees	3,660	184	742	1,386	1,167
Supervisory and administrative fees	1,892	77	502	874	616
Distribution and/or servicing fees - Class A	22	19	7	25	112
Trustee fees	46	3	18	37	21
Interest expense	185	0	3	0	1
Miscellaneous expense	36	3	12	27	17
Total Expenses	5,841	286	1,284	2,349	1,934
Waiver and/or Reimbursement by PIMCO	(46)	(260)	(18)	(37)	(21)
Net Expenses	5,795	26	1,266	2,312	1,913

Net Investment Income (Loss)	26,810	5,916	5,507	10,883	7,235

Net Realized Gain (Loss):

Investments in securities, net of foreign capital gains tax**	27,888	0	28,674	40,215	9,204
Investments in Affiliates	0	(1,367)	0	0	0
Net capital gain distributions received from Affiliate investments	0	2,255	0	0	0
Over the counter financial derivative instruments	(14)	0	(14)	0	0
Foreign currency	(1,146)	0	(73)	0	0

Net Realized Gain (Loss)	26,728	888	28,587	40,215	9,204

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities, net of foreign capital gains tax***	104,625	0	2,745	75,678	79,791
Investments in Affiliates	0	1,243	0	0	0
Foreign currency assets and liabilities	(51)	0	91	0	0

Net Change in Unrealized Appreciation (Depreciation)	104,574	1,243	2,836	75,678	79,791

Net Increase (Decrease) in Net Assets Resulting from Operations	$158,112	$8,047	$36,930	$126,776	$96,230

* Foreign tax withholdings - Dividends	$5,464	$0	$734	$0	$0

** Foreign capital gains tax	$2,401	$0	$0	$0	$0

*** Foreign capital gains tax	$(9,831)	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO EQUITY SERIES	See Accompanying Notes

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	29

Statements of Changes in Net Assets

	PIMCO RAE Emerging Markets Fund		PIMCO RAE Global ex-US Fund		PIMCO RAE International Fund

(Amounts in thousands†)	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$26,810	$58,790	$5,916	$1,616	$5,507	$21,284
Net realized gain (loss)	26,728	(43,402)	888	1,971	28,587	44,054
Net change in unrealized appreciation (depreciation)	104,574	191,770	1,243	9,580	2,836	48,068

Net Increase (Decrease) in Net Assets Resulting from Operations	158,112	207,158	8,047	13,167	36,930	113,406

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(56,778)	(110,130)	(7,467)	(5,937)	(45,132)	(50,236)
I-2	(5,137)	(6,797)	(11)	(24)	(1,028)	(745)
Class A	(836)	(1,104)	(1,363)	(1,373)	(522)	(330)

Total Distributions(a)	(62,751)	(118,031)	(8,841)	(7,334)	(46,682)	(51,311)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	130,890	(35,097)	11,502	7,644	(72,084)	(21,229)

Total Increase (Decrease) in Net Assets	226,251	54,030	10,708	13,477	(81,836)	40,866

Net Assets:

Beginning of period	1,383,532	1,329,502	92,212	78,735	577,365	536,499
End of period	$1,609,783	$1,383,532	$102,920	$92,212	$495,529	$577,365

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

30	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO RAE US Fund		PIMCO RAE US Small Fund

Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023

$10,883	$25,182	$7,235	$11,698
40,215	16,390	9,204	1,697
75,678	91,761	79,791	59,198

126,776	133,333	96,230	72,593

(71,487)	(73,075)	(8,805)	(47,913)
(3,870)	(3,996)	(1,752)	(4,583)
(1,394)	(1,379)	(1,443)	(7,395)

(76,751)	(78,450)	(12,000)	(59,891)

(41,040)	273,926	121,077	202,355

8,985	328,809	205,307	215,057

1,167,453	838,644	611,408	396,351
$1,176,438	$1,167,453	$816,715	$611,408

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	31

Schedule of Investments	PIMCO RAE Emerging Markets Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.4%

COMMON STOCKS 95.8%

BRAZIL 2.7%

CONSUMER DISCRETIONARY 0.2%

Cogna Educacao SA (b)	2,102,900	$1,508

Vibra Energia SA	225,400	1,056

		2,564

CONSUMER STAPLES 0.2%

Natura & Co. Holding SA (b)	864,700	2,965

ENERGY 0.1%

Ultrapar Participacoes SA	442,665	2,401

FINANCIALS 1.8%

Banco do Brasil SA	851,540	9,707

Cielo SA	19,600,545	18,891

		28,598

INDUSTRIALS 0.4%

Embraer SA (b)	1,491,085	6,818

Total Brazil		43,346

CHILE 0.7%

COMMUNICATION SERVICES 0.0%

Empresa Nacional de Telecomunicaciones SA	66,893	245

CONSUMER STAPLES 0.3%

Cencosud SA	2,415,468	4,538

Cia Cervecerias Unidas SA	139,270	887

		5,425

FINANCIALS 0.1%

Banco Santander Chile	15,659,616	764

UTILITIES 0.3%

Colbun SA	6,363,155	1,010

Enel Chile SA	53,792,632	3,484

		4,494

Total Chile		10,928

CHINA 27.3%

COMMUNICATION SERVICES 1.5%

China Tower Corp. Ltd. ‘H’	9,958,000	1,047

China United Network Communications Ltd. ‘A’	10,373,300	6,404

NetEase, Inc.	107,030	9,971

Tencent Music Entertainment Group ADR (b)	786,528	7,086

		24,508

CONSUMER DISCRETIONARY 2.4%

BAIC Motor Corp. Ltd. ‘H’	9,395,500	2,745

Dongfeng Motor Group Co. Ltd. ‘H’	1,700,000	847

Huayu Automotive Systems Co. Ltd. ‘A’	170,600	391

SAIC Motor Corp. Ltd. ‘A’	471,000	899

	SHARES	MARKET VALUE (000S)

Topsports International Holdings Ltd.	3,611,000	$2,816

Vipshop Holdings Ltd. (b)	1,690,373	30,021

Wuchan Zhongda Group Co. Ltd. ‘A’	694,900	434

		38,153

CONSUMER STAPLES 0.1%

Hengan International Group Co. Ltd.	195,000	726

Tingyi Cayman Islands Holding Corp.	452,000	551

Uni-President China Holdings Ltd.	395,000	281

		1,558

ENERGY 5.9%

China Petroleum & Chemical Corp. ‘H’	83,280,400	43,643

China Shenhua Energy Co. Ltd. ‘H’	3,652,500	12,526

PetroChina Co. Ltd. ‘H’	59,466,000	39,295

		95,464

FINANCIALS 12.6%

Agricultural Bank of China Ltd. ‘H’	29,023,000	11,195

Bank of Beijing Co. Ltd. ‘A’	593,000	379

Bank of China Ltd. ‘H’	117,404,000	44,611

China Cinda Asset Management Co. Ltd. ‘H’	29,888,000	2,986

China CITIC Bank Corp. Ltd. ‘H’	2,407,000	1,135

China Construction Bank Corp. ‘H’	114,123,000	67,886

China Everbright Bank Co. Ltd. ‘H’	1,717,000	510

China Minsheng Banking Corp. Ltd. ‘H’	4,681,500	1,589

China Pacific Insurance Group Co. Ltd. ‘A’	1,568,800	3,174

Industrial & Commercial Bank of China Ltd. ‘H’	71,872,000	35,026

Lufax Holding Ltd. ADR	122,672	377

People’s Insurance Co. Group of China Ltd. ‘H’	5,396,000	1,660

PICC Property & Casualty Co. Ltd. ‘H’	8,598,000	10,232

Ping An Insurance Group Co. of China Ltd. ‘H’	4,923,500	22,290

Shanghai Pudong Development Bank Co. Ltd. ‘A’	335,800	314

		203,364

HEALTH CARE 0.9%

China Resources Pharmaceutical Group Ltd.	5,768,500	3,792

Sinopharm Group Co. Ltd. ‘H’	3,711,200	9,726

		13,518

INDUSTRIALS 1.5%

China Communications Services Corp. Ltd. ‘H’	6,218,000	2,579

China State Construction Engineering Corp. Ltd. ‘A’	3,941,100	2,674

CITIC Ltd.	4,263,000	4,262

	SHARES	MARKET VALUE (000S)

CRRC Corp. Ltd. ‘H’	11,929,000	$5,259

Daqin Railway Co. Ltd. ‘A’	949,000	965

Fosun International Ltd.	382,000	225

Metallurgical Corp. of China Ltd. ‘H’	3,551,000	691

Sinopec Engineering Group Co. Ltd. ‘H’	2,894,500	1,483

Sinotrans Ltd. ‘H’	2,074,000	868

Sinotruk Hong Kong Ltd.	1,664,500	3,267

Weichai Power Co. Ltd. ‘H’	1,074,000	1,794

Xiamen ITG Group Corp. Ltd. ‘A’	716,400	704

		24,771

INFORMATION TECHNOLOGY 2.0%

AAC Technologies Holdings, Inc.	1,067,500	3,172

BYD Electronic International Co. Ltd.	639,500	2,999

FIH Mobile Ltd. (b)	10,077,000	788

Lenovo Group Ltd.	17,440,000	24,406

		31,365

MATERIALS 0.2%

Angang Steel Co. Ltd. ‘H’	4,318,000	852

Baoshan Iron & Steel Co. Ltd. ‘A’	1,272,500	1,064

Sinopec Shanghai Petrochemical Co. Ltd. ‘H’	11,526,000	1,669

Xinyu Iron & Steel Co. Ltd. ‘A’	464,000	228

		3,813

REAL ESTATE 0.2%

Agile Group Holdings Ltd. (b)	3,268,000	356

Guangzhou R&F Properties Co. Ltd. ‘H’ (b)(d)	2,261,400	331

Jinke Properties Group Co. Ltd. ‘A’	4,494,400	1,147

Shui On Land Ltd.	7,148,000	660

		2,494

Total China		439,008

GREECE 0.9%

COMMUNICATION SERVICES 0.1%

Hellenic Telecommunications Organization SA	135,609	1,932

CONSUMER DISCRETIONARY 0.1%

JUMBO SA	23,871	662

ENERGY 0.1%

Motor Oil Hellas Corinth Refineries SA	73,625	1,931

FINANCIALS 0.5%

Alpha Services & Holdings SA (b)	1,269,319	2,156

National Bank of Greece SA (b)	473,960	3,293

Piraeus Financial Holdings SA (b)	848,610	2,999

		8,448

32	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2023	(Unaudited)

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.1%

Mytilineos SA	23,281	$943

Total Greece		13,916

HONG KONG 1.1%

FINANCIALS 0.0%

China Taiping Insurance Holdings Co. Ltd.	768,800	663

INDUSTRIALS 0.1%

Shanghai Industrial Holdings Ltd.	713,000	885

Shenzhen International Holdings Ltd.	582,000	490

		1,375

REAL ESTATE 0.0%

Shenzhen Investment Ltd.	1,528,000	225

UTILITIES 1.0%

Beijing Enterprises Holdings Ltd.	215,000	748

China Resources Power Holdings Co. Ltd.	3,272,000	6,557

Kunlun Energy Co. Ltd.	9,900,000	8,934

		16,239

Total Hong Kong		18,502

INDIA 18.3%

COMMUNICATION SERVICES 0.1%

Indus Towers Ltd. (b)	815,904	1,950

CONSUMER DISCRETIONARY 1.2%

Apollo Tyres Ltd.	479,115	2,613

Bajaj Auto Ltd.	22,641	1,849

Hero MotoCorp Ltd.	134,440	6,683

Mahindra & Mahindra Ltd.	305,919	6,353

Rajesh Exports Ltd.	378,385	1,666

		19,164

CONSUMER STAPLES 0.9%

ITC Ltd.	2,487,532	13,808

ENERGY 4.5%

Bharat Petroleum Corp. Ltd.	974,306	5,277

Coal India Ltd.	2,582,798	11,663

Hindustan Petroleum Corp. Ltd. (b)	1,841,640	8,828

Indian Oil Corp. Ltd.	12,374,569	19,300

Oil & Natural Gas Corp. Ltd.	7,625,881	18,775

Oil India Ltd.	1,127,147	5,035

Petronet LNG Ltd.	1,104,509	2,954

		71,832

FINANCIALS 4.2%

Bank of India	1,903,788	2,573

General Insurance Corp. of India	430,740	1,593

Housing & Urban Development Corp. Ltd.	1,072,205	1,621

Indiabulls Housing Finance Ltd. ‘L’	6,655,710	17,315

	SHARES	MARKET VALUE (000S)

Power Finance Corp. Ltd.	5,048,105	$23,195

RBL Bank Ltd.	1,409,042	4,725

REC Ltd.	3,400,348	16,857

		67,879

HEALTH CARE 0.4%

Aurobindo Pharma Ltd.	274,466	3,574

Glenmark Pharmaceuticals Ltd.	271,605	2,786

Lupin Ltd.	50,421	801

		7,161

INDUSTRIALS 1.1%

Bharat Heavy Electricals Ltd.	6,228,337	14,474

Larsen & Toubro Ltd.	90,812	3,846

		18,320

INFORMATION TECHNOLOGY 0.2%

Oracle Financial Services Software Ltd.	19,915	1,007

Redington Ltd.	1,031,393	2,190

		3,197

MATERIALS 3.7%

EID Parry India Ltd.	101,448	678

Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	177,756	1,608

Jindal Saw Ltd.	440,562	2,180

Jindal Steel & Power Ltd.	924,890	8,304

National Aluminium Co. Ltd.	8,919,338	14,129

Rain Industries Ltd.	164,050	304

Steel Authority of India Ltd.	5,856,975	8,693

Tata Steel Ltd.	1,956,423	3,279

Vedanta Ltd.	6,466,415	20,076

		59,251

UTILITIES 2.0%

GAIL India Ltd.	3,619,620	7,047

NLC India Ltd.	180,141	548

NTPC Ltd.	3,534,866	13,206

Power Grid Corp. of India Ltd.	1,092,024	3,110

PTC India Ltd.	1,156,143	2,639

Reliance Infrastructure Ltd. (b)	1,171,281	2,950

Reliance Power Ltd. (b)	11,074,067	3,097

		32,597

Total India		295,159

INDONESIA 2.5%

COMMUNICATION SERVICES 0.2%

Telkom Indonesia Persero Tbk PT	9,616,700	2,467

CONSUMER STAPLES 0.1%

Gudang Garam Tbk PT	525,500	694

Hanjaya Mandala Sampoerna Tbk PT	14,196,100	825

Japfa Comfeed Indonesia Tbk PT	2,912,600	223

Unilever Indonesia Tbk PT	2,710,400	621

		2,363

	SHARES	MARKET VALUE (000S)
ENERGY 0.8%

Adaro Energy Indonesia Tbk PT	27,684,700	$4,276

AKR Corporindo Tbk PT	10,764,700	1,031

Bukit Asam Tbk PT	5,917,800	938

Indo Tambangraya Megah Tbk PT	2,809,500	4,680

United Tractors Tbk PT	1,367,200	2,009

		12,934

FINANCIALS 0.7%

Bank Mandiri Persero Tbk PT	26,356,000	10,354

Bank Negara Indonesia Persero Tbk PT	3,620,000	1,263

		11,617

HEALTH CARE 0.1%

Kalbe Farma Tbk PT	9,719,800	1,017

INDUSTRIALS 0.3%

Astra International Tbk PT	12,375,500	4,538

MATERIALS 0.2%

Indocement Tunggal Prakarsa Tbk PT	2,214,300	1,352

Semen Indonesia Persero Tbk PT	2,502,778	1,040

		2,392

UTILITIES 0.1%

Perusahaan Gas Negara Tbk PT	28,783,900	2,112

Total Indonesia		39,440

MALAYSIA 1.6%

COMMUNICATION SERVICES 0.1%

Astro Malaysia Holdings Bhd.	1,735,600	149

Telekom Malaysia Bhd.	969,100	1,170

		1,319

CONSUMER DISCRETIONARY 0.1%

Genting Bhd.	1,709,400	1,718

ENERGY 0.1%

Petronas Dagangan Bhd.	127,700	607

FINANCIALS 0.5%

Alliance Bank Malaysia Bhd.	337,200	249

AMMB Holdings Bhd.	1,614,000	1,408

Hong Leong Financial Group Bhd.	19,300	69

Malayan Banking Bhd.	2,905,900	5,621

Public Bank Bhd.	413,500	386

RHB Bank Bhd.	489,300	580

		8,313

HEALTH CARE 0.2%

Hartalega Holdings Bhd. (b)	1,636,400	961

Kossan Rubber Industries Bhd.	759,100	306

Supermax Corp. Bhd.	1,663,000	340

Top Glove Corp. Bhd. (b)	8,201,900	1,606

		3,213

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	33

Schedule of Investments	PIMCO RAE Emerging Markets Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.3%

Capital A Bhd. (b)	18,237,700	$3,274

IJM Corp. Bhd.	2,343,800	958

MISC Bhd.	503,900	799

Sime Darby Bhd.	565,400	289

		5,320

UTILITIES 0.3%

Petronas Gas Bhd.	147,800	560

Tenaga Nasional Bhd.	1,844,400	4,029

YTL Corp. Bhd.	1,700,700	699

		5,288

Total Malaysia		25,778

MEXICO 3.5%

COMMUNICATION SERVICES 0.0%

Megacable Holdings SAB de CV	61,239	137

CONSUMER DISCRETIONARY 0.1%

Nemak SAB de CV (b)	3,123,100	762

CONSUMER STAPLES 0.2%

Gruma SAB de CV ‘B’	45,576	835

Grupo Bimbo SAB de CV ‘A’	355,875	1,801

		2,636

FINANCIALS 0.2%

Grupo Financiero Inbursa SAB de CV (b)	1,372,798	3,776

INDUSTRIALS 0.3%

Alfa SAB de CV ‘A’	6,304,441	5,064

MATERIALS 2.7%

Alpek SAB de CV (d)	1,105,306	823

Cemex SAB de CV (b)	51,673,092	40,228

Orbia Advance Corp. SAB de CV	1,168,200	2,588

		43,639

Total Mexico		56,014

PHILIPPINES 0.3%

COMMUNICATION SERVICES 0.1%

PLDT, Inc.	79,155	1,828

ENERGY 0.1%

Semirara Mining & Power Corp.	2,254,300	1,231

INDUSTRIALS 0.1%

Alliance Global Group, Inc.	4,455,700	908

DMCI Holdings, Inc.	6,574,800	1,160

		2,068

Total Philippines		5,127

POLAND 1.6%

COMMUNICATION SERVICES 0.0%

Cyfrowy Polsat SA	56,466	177

FINANCIALS 1.4%

Bank Polska Kasa Opieki SA	144,922	5,603

	SHARES	MARKET VALUE (000S)

Powszechna Kasa Oszczednosci Bank Polski SA (b)	308,840	$3,951

Powszechny Zaklad Ubezpieczen SA	751,427	9,026

Santander Bank Polska SA	25,156	3,133

		21,713

UTILITIES 0.2%

PGE Polska Grupa Energetyczna SA (b)	1,567,066	3,457

Tauron Polska Energia SA (b)	299,819	285

		3,742

Total Poland		25,632

QATAR 0.0%

COMMUNICATION SERVICES 0.0%

Ooredoo QPSC	125,844	377

Total Qatar		377

RUSSIA 0.0%

COMMUNICATION SERVICES 0.0%

Mobile TeleSystems PJSC «(d)	290,070	0

Rostelecom PJSC «(d)	341,490	0

Sistema AFK PAO «	1,963,160	0

		0

ENERGY 0.0%

Gazprom PJSC «	3,725,600	0

LUKOIL PJSC «	254,140	0

		0

FINANCIALS 0.0%

Sberbank of Russia PJSC ^«(a)	4,916,745	0

VTB Bank PJSC ^«(a)(b)	23,863,615,853	26

		26

MATERIALS 0.0%

Alrosa PJSC «	2,122,120	0

Magnitogorsk Iron & Steel Works PJSC «	6,974,129	0

MMC Norilsk Nickel PJSC «	3,797	0

Novolipetsk Steel PJSC «(b)	3,113,725	0

Severstal PAO ^«(a)(b)	339,609	0

		0

UTILITIES 0.0%

Federal Grid Co. - Rosseti PJSC «(b)	591,291,707	1

Inter RAO UES PJSC «	15,264,000	0

Unipro PJSC «(b)	3,938,000	0

		1

Total Russia		27

SAUDI ARABIA 0.2%

COMMUNICATION SERVICES 0.2%

Saudi Telecom Co.	255,169	2,755

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 0.0%

Jarir Marketing Co.	56,650	$236

UTILITIES 0.0%

Saudi Electricity Co.	79,323	401

Total Saudi Arabia		3,392

SOUTH AFRICA 3.8%

COMMUNICATION SERVICES 0.7%

MTN Group Ltd.	1,055,253	6,663

MultiChoice Group	201,773	894

Telkom SA SOC Ltd. (b)	1,337,598	2,175

Vodacom Group Ltd.	338,350	1,960

		11,692

CONSUMER DISCRETIONARY 0.4%

Motus Holdings Ltd.	278,831	1,547

Truworths International Ltd.	750,646	3,051

Woolworths Holdings Ltd.	477,652	1,886

		6,484

CONSUMER STAPLES 0.7%

AVI Ltd.	352,816	1,577

Bid Corp. Ltd.	55,337	1,291

Shoprite Holdings Ltd.	303,869	4,569

SPAR Group Ltd.	69,159	446

Tiger Brands Ltd.	264,214	2,902

		10,785

ENERGY 0.0%

Exxaro Resources Ltd.	16,385	184

FINANCIALS 1.4%

Absa Group Ltd.	521,573	4,655

Momentum Metropolitan Holdings	2,183,556	2,613

Nedbank Group Ltd.	420,340	4,962

Old Mutual Ltd.	1,907,558	1,362

Standard Bank Group Ltd.	760,217	8,648

		22,240

HEALTH CARE 0.2%

Life Healthcare Group Holdings Ltd.	850,746	854

Netcare Ltd.	2,551,100	1,986

		2,840

INDUSTRIALS 0.1%

Barloworld Ltd.	321,486	1,389

Bidvest Group Ltd.	64,173	885

		2,274

MATERIALS 0.3%

Kumba Iron Ore Ltd.	48,459	1,624

Sappi Ltd.	345,961	836

Sibanye Stillwater Ltd.	1,781,272	2,388

		4,848

Total South Africa		61,347

34	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2023	(Unaudited)

	SHARES	MARKET VALUE (000S)
SOUTH KOREA 13.5%

COMMUNICATION SERVICES 1.5%

KT Corp. (b)	828,453	$22,090

LG Uplus Corp.	258,036	2,046

		24,136

CONSUMER DISCRETIONARY 3.5%

Hankook Tire & Technology Co. Ltd.	98,377	3,458

Hyundai Department Store Co. Ltd.	9,339	374

Hyundai Mobis Co. Ltd.	30,810	5,645

Hyundai Wia Corp.	3,411	172

Kia Corp.	282,140	21,819

LG Electronics, Inc. (b)	278,559	21,905

Lotte Shopping Co. Ltd.	42,518	2,469

Shinsegae, Inc. (b)	4,805	651

		56,493

CONSUMER STAPLES 0.5%

Amorepacific Group	39,152	886

KT&G Corp.	116,528	7,850

		8,736

FINANCIALS 1.1%

DB Insurance Co. Ltd.	74,017	4,794

Hanwha Life Insurance Co. Ltd.	1,534,753	3,364

Hyundai Marine & Fire Insurance Co. Ltd.	191,487	4,594

Samsung Card Co. Ltd.	71,524	1,794

Samsung Fire & Marine Insurance Co. Ltd.	5,180	1,055

Samsung Life Insurance Co. Ltd. (b)	28,496	1,525

		17,126

INDUSTRIALS 2.0%

CJ Corp. (d)	34,155	2,494

CJ Logistics Corp.	6,301	621

Daewoo Engineering & Construction Co. Ltd. (b)	299,415	961

DL E&C Co. Ltd.	28,363	791

Doosan Co. Ltd.	29,259	2,124

GS Engineering & Construction Corp.	25,972	302

GS Holdings Corp. (b)	38,066	1,205

Hanwha Corp.	264,691	5,277

HDC Hyundai Development Co-Engineering & Construction	43,496	492

Hyundai Engineering & Construction Co. Ltd.	314,810	8,498

Hyundai Glovis Co. Ltd.	16,435	2,435

LS Corp.	19,679	1,417

LX International Corp.	147,929	3,367

Posco International Corp.	28,103	1,351

SK Networks Co. Ltd.	361,021	1,607

		32,942

INFORMATION TECHNOLOGY 0.6%

LG Display Co. Ltd. (b)	900,016	8,861

MATERIALS 3.5%

Kolon Industries, Inc.	24,929	858

	SHARES	MARKET VALUE (000S)

Posco Holdings, Inc. (d)	143,693	$55,249

		56,107

UTILITIES 0.8%

Korea Electric Power Corp. (b)	848,932	12,436

Korea Gas Corp.	38,974	745

		13,181

Total South Korea		217,582

TAIWAN 12.9%

COMMUNICATION SERVICES 0.1%

Chunghwa Telecom Co. Ltd.	379,000	1,483

CONSUMER DISCRETIONARY 0.6%

Cheng Shin Rubber Industry Co. Ltd.	1,868,000	2,730

China Motor Corp.	1,237,000	4,548

Pou Chen Corp.	1,826,000	1,837

		9,115

CONSUMER STAPLES 0.4%

President Chain Store Corp.	120,308	1,056

Uni-President Enterprises Corp.	2,017,000	4,894

		5,950

FINANCIALS 0.0%

Cathay Financial Holding Co. Ltd.	282,000	420

Shanghai Commercial & Savings Bank Ltd.	178,552	272

		692

INDUSTRIALS 0.3%

Evergreen Marine Corp. Taiwan Ltd.	764,000	3,566

Yang Ming Marine Transport Corp.	548,000	915

		4,481

INFORMATION TECHNOLOGY 11.5%

Acer, Inc.	4,474,000	7,828

Asustek Computer, Inc.	761,337	12,117

AUO Corp.	6,026,000	3,559

Catcher Technology Co. Ltd.	1,128,000	7,123

Cheng Uei Precision Industry Co. Ltd.	254,000	399

Chicony Electronics Co. Ltd.	735,771	4,193

ChipMOS Technologies, Inc.	118,000	162

Compal Electronics, Inc.	15,431,000	19,988

Compeq Manufacturing Co. Ltd.	472,000	1,086

General Interface Solution Holding Ltd.	483,871	1,040

Gigabyte Technology Co. Ltd.	593,000	5,116

Hon Hai Precision Industry Co. Ltd.	4,567,316	15,539

Innolux Corp.	1,803,000	838

Inventec Corp.	3,975,000	6,807

King Yuan Electronics Co. Ltd.	453,000	1,250

Largan Precision Co. Ltd.	42,750	3,993

Lite-On Technology Corp.	2,620,419	9,950

	SHARES	MARKET VALUE (000S)

Macronix International Co. Ltd.	740,000	$755

Micro-Star International Co. Ltd.	414,000	2,747

Nanya Technology Corp.	1,711,000	4,342

Novatek Microelectronics Corp.	317,000	5,332

Pegatron Corp.	6,136,000	17,435

Powertech Technology, Inc.	899,000	4,127

Primax Electronics Ltd.	1,129,000	2,487

Qisda Corp.	493,000	770

Quanta Computer, Inc.	4,402,000	32,048

Radiant Opto-Electronics Corp.	618,000	2,676

Supreme Electronics Co. Ltd.	718,002	1,414

TPK Holding Co. Ltd.	325,000	383

Tripod Technology Corp.	388,000	2,460

Walsin Technology Corp.	82,000	328

Winbond Electronics Corp.	859,000	850

Wistron Corp.	1,214,515	3,885

WPG Holdings Ltd.	892,320	2,371

		185,398

Total Taiwan		207,119

THAILAND 3.5%

COMMUNICATION SERVICES 0.0%

Jasmine International PCL	5,312,000	327

ENERGY 0.3%

IRPC PCL	15,830,700	935

Star Petroleum Refining PCL	15,280,900	3,678

		4,613

FINANCIALS 3.0%

Kasikornbank PCL	1,077,100	4,255

Krung Thai Bank PCL	5,565,575	2,997

SCB PCL	8,628,200	26,768

Thanachart Capital PCL	6,601,404	9,569

Tisco Financial Group PCL	1,405,600	4,107

TMBThanachart Bank PCL	20,728,600	1,013

		48,709

INFORMATION TECHNOLOGY 0.0%

Cal-Comp Electronics Thailand PCL ‘F’	5,206,707	317

MATERIALS 0.1%

Siam City Cement PCL	126,300	501

REAL ESTATE 0.1%

Jasmine Broadband Internet Infrastructure Fund	2,134,600	391

Land & Houses PCL	3,391,800	809

Pruksa Holding PCL	767,800	272

		1,472

Total Thailand		55,939

TURKEY 1.4%

ENERGY 0.0%

Turkiye Petrol Rafinerileri AS	1	0

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	35

Schedule of Investments	PIMCO RAE Emerging Markets Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
FINANCIALS 1.1%

Haci Omer Sabanci Holding AS	3,848,080	$7,878

Is Yatirim Menkul Degerler AS	7,231,558	7,853

Turkiye Is Bankasi AS ‘C’	3,450,669	2,726

		18,457

INDUSTRIALS 0.2%

AG Anadolu Grubu Holding AS	370,416	2,525

UTILITIES 0.1%

Enerjisa Enerji AS	877,573	1,355

		1,355

Total Turkey		22,337

UNITED ARAB EMIRATES 0.0%

FINANCIALS 0.0%

Dubai Islamic Bank PJSC	80,815	126

Emirates NBD Bank PJSC	130,247	613

		739

Total United Arab Emirates		739

Total Common Stocks (Cost $1,314,394)		1,541,709

PREFERRED STOCKS 3.9%

BRAZIL 3.8%

ENERGY 3.4%

Petroleo Brasileiro SA	7,167,800	54,689

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.2%

Banco do Estado do Rio Grande do Sul SA	1,603,300	$4,407

INDUSTRIALS 0.1%

Metalurgica Gerdau SA	577,200	1,287

UTILITIES 0.1%

Cia Energetica de Minas Gerais	686,808	1,629

Total Brazil		62,012

CHILE 0.1%

INDUSTRIALS 0.1%

Embotelladora Andina SA	501,049	1,246

Total Chile		1,246

RUSSIA 0.0%

ENERGY 0.0%

Bashneft PJSC «	31,237	0

Transneft PJSC «	810	0

		0

Total Russia		0

Total Preferred Stocks (Cost $60,638)		63,258

REAL ESTATE INVESTMENT TRUSTS 0.1%

MEXICO 0.0%

REAL ESTATE 0.0%

Fibra Uno Administracion SA de CV	474,190	854

Total Mexico		854

	SHARES	MARKET VALUE (000S)
SOUTH AFRICA 0.1%

REAL ESTATE 0.1%

Growthpoint Properties Ltd.	1,602,777	$1,023

Redefine Properties Ltd.	3,894,988	821

		1,844

Total South Africa		1,844

Total Real Estate Investment Trusts (Cost $2,824)		2,698

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (f) 0.6%
		9,667

Total Short-Term Instruments (Cost $9,667)		9,667

Total Investments in Securities (Cost $1,387,523)		1,617,332

INVESTMENTS IN AFFILIATES 3.1%

SHORT-TERM INSTRUMENTS 3.1%

MUTUAL FUNDS 3.1%

PIMCO Government Money Market Fund
5.450% (c)(d)(e)	49,407,276	49,407

Total Short-Term Instruments (Cost $49,407)		49,407

Total Investments in Affiliates (Cost $49,407)		49,407

Total Investments 103.5% (Cost $1,436,930)		$1,666,739

Other Assets and Liabilities, net (3.5)%		(56,956)

Net Assets 100.0%		$1,609,783

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security is not accruing income as of the date of this report.
(b)	Security did not produce income within the last twelve months.
(c)	Institutional Class Shares of each Fund.
(d)

Securities with an aggregate market value of $46,638 were out on loan in exchange for $49,144 of cash collateral as of December 31, 2023. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(e)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	12/29/2023	01/02/2024	$9,667	U.S. Treasury Notes 4.875% due 11/30/2025	$(9,860)	$9,667	$9,669

Total Repurchase Agreements						$(9,860)	$9,667	$9,669

36	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2023	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$9,669	$0	$0	$0	$9,669	$(9,860)	$(191)

Master Securities Lending Agreement
BCY	0	0	0	1,840	1,840	(2,057)	(217)
BOS	0	0	0	296	296	(320)	(24)
GSC	0	0	0	43,185	43,185	(45,344)	(2,159)
SAL	0	0	0	255	255	(276)	(21)
UBS	0	0	0	1,062	1,062	(1,147)	(85)

Total Borrowings and Other Financing Transactions	$9,669	$0	$0	$46,638

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Common Stocks	$49,144	$0	$0	$0	$49,144

Total Borrowings	$49,144	$0	$0	$0	$49,144

Payable for securities on loan - cash collateral					$49,144

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(14)	$0	$(14)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Common Stocks
Brazil
Consumer Discretionary	$0	$2,564	$0	$2,564
Consumer Staples	0	2,965	0	2,965
Energy	0	2,401	0	2,401
Financials	0	28,598	0	28,598
Industrials	0	6,818	0	6,818

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Chile
Communication Services	$245	$0	$0	$245
Consumer Staples	4,538	887	0	5,425
Financials	764	0	0	764
Utilities	1,010	3,484	0	4,494
China
Communication Services	17,057	7,451	0	24,508
Consumer Discretionary	30,021	8,132	0	38,153
Consumer Staples	0	1,558	0	1,558

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	37

Schedule of Investments	PIMCO RAE Emerging Markets Fund	(Cont.)	December 31, 2023	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Energy	$0	$95,464	$0	$95,464
Financials	377	202,987	0	203,364
Health Care	0	13,518	0	13,518
Industrials	965	23,806	0	24,771
Information Technology	0	31,365	0	31,365
Materials	0	3,813	0	3,813
Real Estate	1,147	1,347	0	2,494
Greece
Communication Services	0	1,932	0	1,932
Consumer Discretionary	662	0	0	662
Energy	1,931	0	0	1,931
Financials	0	8,448	0	8,448
Industrials	943	0	0	943
Hong Kong
Financials	0	663	0	663
Industrials	0	1,375	0	1,375
Real Estate	0	225	0	225
Utilities	0	16,239	0	16,239
India
Communication Services	0	1,950	0	1,950
Consumer Discretionary	0	19,164	0	19,164
Consumer Staples	0	13,808	0	13,808
Energy	0	71,832	0	71,832
Financials	0	67,879	0	67,879
Health Care	0	7,161	0	7,161
Industrials	0	18,320	0	18,320
Information Technology	0	3,197	0	3,197
Materials	0	59,251	0	59,251
Utilities	0	32,597	0	32,597
Indonesia
Communication Services	0	2,467	0	2,467
Consumer Staples	1,669	694	0	2,363
Energy	1,969	10,965	0	12,934
Financials	0	11,617	0	11,617
Health Care	0	1,017	0	1,017
Industrials	0	4,538	0	4,538
Materials	0	2,392	0	2,392
Utilities	0	2,112	0	2,112
Malaysia
Communication Services	149	1,170	0	1,319
Consumer Discretionary	0	1,718	0	1,718
Energy	607	0	0	607
Financials	69	8,244	0	8,313
Health Care	306	2,907	0	3,213
Industrials	0	5,320	0	5,320
Utilities	560	4,728	0	5,288
Mexico
Communication Services	137	0	0	137
Consumer Discretionary	762	0	0	762
Consumer Staples	2,636	0	0	2,636
Financials	3,776	0	0	3,776
Industrials	5,064	0	0	5,064
Materials	43,639	0	0	43,639
Philippines
Communication Services	0	1,828	0	1,828
Energy	1,231	0	0	1,231
Industrials	2,068	0	0	2,068
Poland
Communication Services	0	177	0	177
Financials	0	21,713	0	21,713
Utilities	0	3,742	0	3,742
Qatar
Communication Services	377	0	0	377
Russia
Financials	0	0	26	26
Utilities	0	0	1	1

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Saudi Arabia
Communication Services	$0	$2,755	$0	$2,755
Consumer Discretionary	0	236	0	236
Utilities	0	401	0	401
South Africa
Communication Services	11,692	0	0	11,692
Consumer Discretionary	6,484	0	0	6,484
Consumer Staples	6,306	4,479	0	10,785
Energy	0	184	0	184
Financials	12,623	9,617	0	22,240
Health Care	2,840	0	0	2,840
Industrials	2,274	0	0	2,274
Materials	836	4,012	0	4,848
South Korea
Communication Services	0	24,136	0	24,136
Consumer Discretionary	0	56,493	0	56,493
Consumer Staples	0	8,736	0	8,736
Financials	0	17,126	0	17,126
Industrials	0	32,942	0	32,942
Information Technology	0	8,861	0	8,861
Materials	0	56,107	0	56,107
Utilities	0	13,181	0	13,181
Taiwan
Communication Services	0	1,483	0	1,483
Consumer Discretionary	0	9,115	0	9,115
Consumer Staples	0	5,950	0	5,950
Financials	0	692	0	692
Industrials	0	4,481	0	4,481
Information Technology	0	185,398	0	185,398
Thailand
Communication Services	0	327	0	327
Energy	0	4,613	0	4,613
Financials	0	48,709	0	48,709
Information Technology	0	317	0	317
Materials	0	501	0	501
Real Estate	0	1,472	0	1,472
Turkey
Financials	7,853	10,604	0	18,457
Industrials	2,525	0	0	2,525
Utilities	0	1,355	0	1,355
United Arab Emirates
Financials	739	0	0	739
Preferred Stocks
Brazil
Energy	0	54,689	0	54,689
Financials	0	4,407	0	4,407
Industrials	0	1,287	0	1,287
Utilities	0	1,629	0	1,629
Chile
Industrials	1,246	0	0	1,246
Real Estate Investment Trusts
Mexico
Real Estate	854	0	0	854
South Africa
Real Estate	1,023	821	0	1,844
Short-Term Instruments
Repurchase Agreements	0	9,667	0	9,667

	$181,974	$1,435,331	$27	$1,617,332

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	49,407	0	0	49,407

Total Investments	$231,381	$1,435,331	$27	$1,666,739

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

38	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO RAE Global ex-US Fund	December 31, 2023	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.2%

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (b) 0.2%
$165

Total Short-Term Instruments (Cost $165)	165

Total Investments in Securities (Cost $165)	165

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 99.8%

MUTUAL FUNDS (a) 99.8%

UNITED STATES 99.8%

PIMCO RAE Emerging Markets Fund	2,562,877	$25,757

PIMCO RAE International Fund	9,759,632	77,003

Total Mutual Funds (Cost $106,371)		102,760

Total Investments in Affiliates (Cost $106,371)		102,760

Total Investments 100.0% (Cost $106,536)		$102,925

Other Assets and Liabilities, net 0.0%		(5)

Net Assets 100.0%		$102,920

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	12/29/2023	01/02/2024	$165	U.S. Treasury Notes 4.875% due 11/30/2025	$(168)	$165	$165

Total Repurchase Agreements						$(168)	$165	$165

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$165	$0	$0	$0	$165	$(168)	$(3)

Total Borrowings and Other Financing Transactions	$165	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$165	$0	$165

	$0	$165	$0	$165

Investments in Affiliates, at Value
Mutual Funds
United States	102,760	0	0	102,760

Total Investments	$102,760	$165	$0	$102,925

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	39

Schedule of Investments	PIMCO RAE International Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.3%

COMMON STOCKS 98.3%

AUSTRALIA 5.0%

COMMUNICATION SERVICES 0.0%

Telstra Group Ltd.	53,705	$145

CONSUMER STAPLES 0.1%

Metcash Ltd.	256,408	610

ENERGY 0.5%

Ampol Ltd.	66,938	1,650

Viva Energy Group Ltd.	369,833	880

		2,530

FINANCIALS 1.0%

AMP Ltd.	496,954	315

Medibank Pvt Ltd.	451,573	1,096

Suncorp Group Ltd.	393,955	3,731

		5,142

INDUSTRIALS 0.4%

Aurizon Holdings Ltd.	395,044	1,023

Brambles Ltd.	93,028	862

Downer EDI Ltd.	82,432	247

		2,132

MATERIALS 1.7%

BlueScope Steel Ltd.	96,374	1,536

Rio Tinto Ltd.	71,455	6,617

		8,153

REAL ESTATE 0.1%

Lendlease Corp. Ltd.	42,512	216

UTILITIES 1.2%

AGL Energy Ltd.	931,258	6,020

Total Australia		24,948

AUSTRIA 0.4%

FINANCIALS 0.1%

Vienna Insurance Group AG Wiener Versicherung Gruppe	7,538	220

INDUSTRIALS 0.0%

Strabag SE	2,287	105

MATERIALS 0.3%

voestalpine AG	50,778	1,599

Total Austria		1,924

BELGIUM 0.6%

COMMUNICATION SERVICES 0.1%

Proximus SADP	75,457	709

CONSUMER STAPLES 0.1%

Etablissements Franz Colruyt NV	12,153	548

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.3%

UCB SA	15,996	$1,395

INDUSTRIALS 0.1%

bpost SA	70,263	362

Total Belgium		3,014

CANADA 8.4%

CONSUMER DISCRETIONARY 3.0%

Canadian Tire Corp. Ltd. ‘A’	5,051	536

Gildan Activewear, Inc.	18,491	612

Linamar Corp.	8,100	391

Magna International, Inc.	225,267	13,310

		14,849

CONSUMER STAPLES 0.1%

George Weston Ltd.	6,361	790

ENERGY 1.5%

Suncor Energy, Inc.	226,341	7,251

FINANCIALS 1.2%

Bank of Nova Scotia (c)	23,600	1,149

CI Financial Corp.	71,451	801

Manulife Financial Corp.	69,900	1,545

Onex Corp.	7,910	552

Sun Life Financial, Inc.	34,053	1,766

		5,813

HEALTH CARE 0.3%

Bausch Health Cos., Inc. (a)	183,100	1,469

INDUSTRIALS 0.3%

Finning International, Inc.	46,400	1,342

SNC-Lavalin Group, Inc. (e)	12,400	399

		1,741

INFORMATION TECHNOLOGY 0.9%

Celestica, Inc. (a)	45,142	1,322

CGI, Inc. (a)	19,800	2,121

Open Text Corp.	24,900	1,047

		4,490

MATERIALS 0.8%

B2Gold Corp.	90,400	286

Canfor Corp. (a)	3,800	51

Kinross Gold Corp.	336,900	2,039

Lundin Mining Corp.	143,900	1,178

Methanex Corp.	6,300	298

		3,852

UTILITIES 0.3%

Atco Ltd. ‘I’	45,381	1,324

Total Canada		41,579

DENMARK 1.2%

CONSUMER DISCRETIONARY 0.3%

Pandora AS	9,930	1,373

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.1%

Carlsberg AS ‘B’	1,795	$225

Schouw & Co. AS	1,945	159

		384

HEALTH CARE 0.1%

H Lundbeck AS	144,916	704

H Lundbeck AS ‘A’	315	1

		705

INDUSTRIALS 0.7%

AP Moller - Maersk AS ‘B’	643	1,157

ISS AS	114,971	2,196

Rockwool AS ‘B’	692	203

		3,556

Total Denmark		6,018

FINLAND 1.7%

CONSUMER DISCRETIONARY 0.1%

Nokian Renkaat Oyj	74,657	682

CONSUMER STAPLES 0.2%

Kesko Oyj ‘B’	37,982	753

FINANCIALS 0.8%

Nordea Bank Abp	332,529	4,128

INDUSTRIALS 0.3%

Wartsila Oyj Abp	102,475	1,490

INFORMATION TECHNOLOGY 0.2%

Nokia Oyj	281,914	960

UTILITIES 0.1%

Fortum Oyj	37,736	545

Total Finland		8,558

FRANCE 5.8%

COMMUNICATION SERVICES 0.5%

Orange SA	231,366	2,637

CONSUMER DISCRETIONARY 1.1%

Renault SA	108,845	4,452

Valeo SE	59,580	921

		5,373

CONSUMER STAPLES 1.2%

Carrefour SA	234,580	4,296

L’Oreal SA	2,726	1,359

		5,655

FINANCIALS 0.4%

Amundi SA	8,299	566

AXA SA	46,314	1,512

		2,078

HEALTH CARE 1.3%

Sanofi	64,714	6,431

40	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2023	(Unaudited)

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 1.3%

Bouygues SA	26,215	$989

Cie de Saint-Gobain SA	76,302	5,627

		6,616

Total France		28,790

GERMANY 5.6%

COMMUNICATION SERVICES 0.2%

Telefonica Deutschland Holding AG	330,097	858

CONSUMER DISCRETIONARY 3.2%

Adidas AG	28,696	5,831

Bayerische Motoren Werke AG	78,809	8,769

Continental AG	15,047	1,278

		15,878

CONSUMER STAPLES 0.3%

Metro AG (a)	210,532	1,467

FINANCIALS 0.2%

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,968	817

Talanx AG	5,670	405

		1,222

HEALTH CARE 0.7%

Fresenius Medical Care AG & Co. KGaA	28,103	1,175

Fresenius SE & Co. KGaA	71,576	2,218

		3,393

INDUSTRIALS 0.1%

Knorr-Bremse AG	8,179	528

MATERIALS 0.9%

Aurubis AG	6,645	544

HeidelbergCement AG	41,657	3,723

		4,267

Total Germany		27,613

HONG KONG 2.5%

COMMUNICATION SERVICES 0.0%

PCCW Ltd.	236,000	126

CONSUMER DISCRETIONARY 0.6%

Melco Resorts & Entertainment Ltd. ADR (a)	245,695	2,179

Skyworth Group Ltd.	1,414,215	540

Yue Yuen Industrial Holdings Ltd.	309,000	343

		3,062

CONSUMER STAPLES 0.2%

First Pacific Co. Ltd.	322,000	128

Sun Art Retail Group Ltd.	158,000	28

WH Group Ltd.	1,659,500	1,072

		1,228

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.1%

Hutchison Port Holdings Trust	2,422,500	$358

Jardine Matheson Holdings Ltd.	3,000	124

		482

INFORMATION TECHNOLOGY 0.2%

Kingboard Holdings Ltd.	219,500	525

Kingboard Laminates Holdings Ltd. (c)	297,500	256

		781

REAL ESTATE 1.4%

CK Asset Holdings Ltd.	300,500	1,508

Kerry Properties Ltd.	250,500	458

Sun Hung Kai Properties Ltd.	157,500	1,704

Swire Pacific Ltd. ‘A’	253,000	2,143

Wharf Holdings Ltd.	315,000	1,015

		6,828

Total Hong Kong		12,507

ISRAEL 1.6%

COMMUNICATION SERVICES 0.2%

Bezeq The Israeli Telecommunication Corp. Ltd.	949,284	1,293

ENERGY 0.2%

Delek Group Ltd.	1,667	214

Oil Refineries Ltd.	1,919,281	648

Paz Oil Co. Ltd.	2,651	222

		1,084

FINANCIALS 0.1%

Plus500 Ltd.	12,952	275

HEALTH CARE 0.8%

Teva Pharmaceutical Industries Ltd. SP ADR (a)	371,186	3,875

INDUSTRIALS 0.1%

ZIM Integrated Shipping Services Ltd. (c)	36,020	355

INFORMATION TECHNOLOGY 0.2%

Check Point Software Technologies Ltd. (a)	5,339	816

MATERIALS 0.0%

Israel Corp. Ltd. (a)	638	162

REAL ESTATE 0.0%

G City Ltd.	38,061	125

Total Israel		7,985

ITALY 1.8%

COMMUNICATION SERVICES 0.4%

Telecom Italia SpA (a)	6,568,481	2,133

FINANCIALS 0.1%

Unipol Gruppo SpA	89,367	510

	SHARES	MARKET VALUE (000S)

UnipolSai Assicurazioni SpA	32,159	$80

		590

INDUSTRIALS 0.2%

Leonardo SpA	64,998	1,074

UTILITIES 1.1%

A2A SpA	235,806	484

Enel SpA	644,421	4,795

		5,279

Total Italy		9,076

JAPAN 25.1%

COMMUNICATION SERVICES 0.2%

Fuji Media Holdings, Inc.	16,800	186

KDDI Corp.	5,000	159

Nippon Telegraph & Telephone Corp.	527,200	644

Nippon Television Holdings, Inc.	4,900	53

		1,042

CONSUMER DISCRETIONARY 4.9%

Bic Camera, Inc.	8,200	78

Bridgestone Corp.	24,700	1,020

Casio Computer Co. Ltd.	18,600	161

DCM Holdings Co. Ltd.	6,500	60

EDION Corp.	88,100	982

Isuzu Motors Ltd.	144,000	1,846

Izumi Co. Ltd.	5,600	143

JTEKT Corp.	19,500	164

K’s Holdings Corp.	64,400	603

Mazda Motor Corp.	423,000	4,521

Nissan Motor Co. Ltd.	915,100	3,578

Paltac Corp.	7,900	249

Panasonic Holdings Corp.	369,900	3,643

Sega Sammy Holdings, Inc.	53,000	740

Sekisui Chemical Co. Ltd.	20,400	293

Sekisui House Ltd.	46,200	1,024

Sharp Corp.	42,700	304

Shimamura Co. Ltd.	7,000	782

Subaru Corp.	145,400	2,652

Sumitomo Rubber Industries Ltd.	21,700	235

Tokai Rika Co. Ltd.	10,000	154

Yamada Holdings Co. Ltd.	391,900	1,218

		24,450

CONSUMER STAPLES 1.2%

Arcs Co. Ltd.	5,600	110

Coca-Cola Bottlers Japan Holdings, Inc.	20,000	287

H2O Retailing Corp.	77,200	835

Itoham Yonekyu Holdings, Inc.	14,280	390

Japan Tobacco, Inc.	17,056	440

Kao Corp.	18,000	740

Kewpie Corp.	16,600	293

MEIJI Holdings Co. Ltd.	9,600	228

Mitsubishi Shokuhin Co. Ltd.	6,500	221

Morinaga Milk Industry Co. Ltd.	12,600	244

Pola Orbis Holdings, Inc.	32,400	363

Sugi Holdings Co. Ltd.	5,600	257

Sundrug Co. Ltd.	13,200	424

Tsuruha Holdings, Inc.	8,200	751

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	41

Schedule of Investments	PIMCO RAE International Fund	(Cont.)

	SHARES	MARKET VALUE (000S)

United Super Markets Holdings, Inc.	30,500	$220

		5,803

ENERGY 0.2%

Cosmo Energy Holdings Co. Ltd.	19,200	769

FINANCIALS 4.9%

Japan Post Holdings Co. Ltd.	1,969,500	17,583

Japan Post Insurance Co. Ltd.	38,200	678

MS&AD Insurance Group Holdings, Inc.	137,900	5,422

Sompo Holdings, Inc.	11,400	558

		24,241

HEALTH CARE 1.3%

Alfresa Holdings Corp.	65,700	1,115

Astellas Pharma, Inc.	89,500	1,064

Eisai Co. Ltd.	6,400	319

Medipal Holdings Corp.	97,600	1,580

Otsuka Holdings Co. Ltd.	13,600	509

Sumitomo Pharma Co. Ltd.	64,200	212

Suzuken Co. Ltd.	40,400	1,336

Toho Holdings Co. Ltd.	9,400	215

		6,350

INDUSTRIALS 4.5%

AGC, Inc. (c)	27,400	1,016

Amada Co. Ltd.	100,700	1,047

Dai Nippon Printing Co. Ltd.	82,000	2,421

Ebara Corp.	20,200	1,191

EXEO Group, Inc.	6,100	135

Hino Motors Ltd.	311,400	1,020

Inabata & Co. Ltd.	28,700	638

Kajima Corp.	46,600	777

Kamigumi Co. Ltd.	2,900	69

Kandenko Co. Ltd.	24,900	243

Kinden Corp.	4,100	70

Kyudenko Corp.	2,500	90

Mitsubishi Electric Corp.	333,300	4,714

Nabtesco Corp.	15,900	324

Nippon Express Holdings, Inc.	11,100	630

Nisshinbo Holdings, Inc.	29,400	238

Persol Holdings Co. Ltd.	641,000	1,097

Sankyu, Inc.	5,000	183

Sanwa Holdings Corp.	3,500	53

Secom Co. Ltd.	5,700	410

Seino Holdings Co. Ltd.	27,400	415

Shimizu Corp.	24,100	160

Sohgo Security Services Co. Ltd.	17,400	100

Sumitomo Heavy Industries Ltd.	15,300	385

Taisei Corp.	36,700	1,253

TOPPAN Holdings, Inc.	31,900	888

Yamato Holdings Co. Ltd.	156,300	2,884

		22,451

INFORMATION TECHNOLOGY 3.3%

Alps Alpine Co. Ltd.	60,800	528

Azbil Corp.	1,800	59

Brother Industries Ltd.	4,000	64

Canon Marketing Japan, Inc.	11,900	360

Canon, Inc.	185,550	4,760

	SHARES	MARKET VALUE (000S)

Fujitsu Ltd.	31,000	$4,665

Konica Minolta, Inc. (a)	232,100	678

NEC Corp.	32,000	1,891

Nippon Electric Glass Co. Ltd.	3,900	84

Otsuka Corp.	18,300	753

Ricoh Co. Ltd.	186,300	1,427

SCREEN Holdings Co. Ltd.	13,000	1,096

Seiko Epson Corp.	13,400	200

		16,565

MATERIALS 2.1%

Daicel Corp.	104,600	1,011

Denka Co. Ltd.	10,800	191

DIC Corp.	33,000	647

JFE Holdings, Inc.	24,700	382

Kaneka Corp.	14,600	370

Kuraray Co. Ltd.	52,300	528

Mitsubishi Chemical Group Corp.	133,600	817

Mitsui Mining & Smelting Co. Ltd.	19,400	595

Nippon Light Metal Holdings Co. Ltd.	28,800	357

Nippon Paper Industries Co. Ltd. ‘L’	9,000	81

Nitto Denko Corp.	26,300	1,963

Resonac Holdings Corp.	35,900	713

Taiheiyo Cement Corp.	43,600	897

Tosoh Corp.	13,600	173

Toyo Seikan Group Holdings Ltd.	94,200	1,524

UBE Corp.	20,200	328

		10,577

REAL ESTATE 1.1%

Daito Trust Construction Co. Ltd.	47,100	5,451

Nomura Real Estate Holdings, Inc.	3,500	92

		5,543

UTILITIES 1.4%

Chubu Electric Power Co., Inc.	211,000	2,724

Electric Power Development Co. Ltd. ‘C’	92,200	1,495

Kansai Electric Power Co., Inc.	47,600	632

Kyushu Electric Power Co., Inc. (a)	18,800	136

Shikoku Electric Power Co., Inc.	10,800	78

Tohoku Electric Power Co., Inc.	243,000	1,652

		6,717

Total Japan		124,508

LUXEMBOURG 0.6%

COMMUNICATION SERVICES 0.1%

RTL Group SA	4,323	167

MATERIALS 0.5%

ArcelorMittal SA	90,161	2,559

Total Luxembourg		2,726

NETHERLANDS 6.9%

CONSUMER STAPLES 3.3%

Koninklijke Ahold Delhaize NV	567,823	16,337

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.8%

NN Group NV	99,202	$3,921

HEALTH CARE 0.9%

Koninklijke Philips NV	193,777	4,535

INDUSTRIALS 0.8%

Randstad NV	57,353	3,599

MATERIALS 1.1%

Akzo Nobel NV	67,352	5,577

Total Netherlands		33,969

NEW ZEALAND 0.3%

COMMUNICATION SERVICES 0.1%

Spark New Zealand Ltd.	101,057	331

INDUSTRIALS 0.1%

Air New Zealand Ltd.	322,547	129

Fletcher Building Ltd.	181,609	549

		678

UTILITIES 0.1%

Contact Energy Ltd.	49,990	253

Total New Zealand		1,262

NORWAY 0.6%

COMMUNICATION SERVICES 0.3%

Telenor ASA	143,108	1,642

CONSUMER STAPLES 0.1%

Mowi ASA	16,399	294

Orkla ASA	10,657	83

		377

FINANCIALS 0.2%

DNB Bank ASA	33,948	722

INFORMATION TECHNOLOGY 0.0%

Atea ASA	14,698	187

Total Norway		2,928

PORTUGAL 0.2%

CONSUMER STAPLES 0.1%

Sonae SGPS SA	389,923	390

MATERIALS 0.1%

Navigator Co. SA	148,137	581

Total Portugal		971

RUSSIA 0.0%

MATERIALS 0.0%

Evraz PLC «(a)	238,175	0

Total Russia		0

42	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2023	(Unaudited)

	SHARES	MARKET VALUE (000S)
SINGAPORE 0.5%

COMMUNICATION SERVICES 0.2%

JOYY, Inc. ADR	27,508	$1,092

INDUSTRIALS 0.3%

ComfortDelGro Corp. Ltd.	772,200	818

Jardine Cycle & Carriage Ltd.	34,900	787

		1,605

Total Singapore		2,697

SPAIN 6.7%

COMMUNICATION SERVICES 2.1%

Telefonica SA (c)	2,607,807	10,196

FINANCIALS 3.2%

Banco Bilbao Vizcaya Argentaria SA	1,097,048	9,999

Banco Santander SA	934,240	3,908

Mapfre SA	800,337	1,720

		15,627

INDUSTRIALS 0.4%

ACS Actividades de Construccion y Servicios SA	49,735	2,209

UTILITIES 1.0%

Endesa SA	84,801	1,730

Naturgy Energy Group SA	116,812	3,484

		5,214

Total Spain		33,246

SWEDEN 3.9%

COMMUNICATION SERVICES 0.1%

Telia Co. AB	223,870	571

CONSUMER DISCRETIONARY 1.0%

Autoliv, Inc.	5,202	573

Electrolux AB ‘B’	103,619	1,113

H & M Hennes & Mauritz AB ‘B’	191,136	3,353

		5,039

FINANCIALS 0.3%

Swedbank AB ‘A’	70,367	1,423

HEALTH CARE 0.1%

Getinge AB ‘B’	26,584	592

INDUSTRIALS 2.3%

Husqvarna AB ‘B’	46,158	381

Loomis AB	7,954	212

Peab AB ‘B’	24,761	141

Securitas AB ‘B’	179,054	1,755

Skanska AB ‘B’	42,717	774

Volvo AB ‘B’	317,383	8,258

		11,521

MATERIALS 0.1%

Hexpol AB	29,015	351

Total Sweden		19,497

	SHARES	MARKET VALUE (000S)
SWITZERLAND 5.6%

CONSUMER DISCRETIONARY 0.7%

Swatch Group AG	12,884	$3,506

FINANCIALS 0.6%

Swiss Life Holding AG	267	185

Swiss Re AG	18,233	2,052

Zurich Insurance Group AG	1,544	807

		3,044

HEALTH CARE 2.0%

Roche Holding AG	33,402	9,710

INDUSTRIALS 2.0%

ABB Ltd.	114,078	5,065

Adecco Group AG	95,672	4,699

		9,764

MATERIALS 0.3%

Holcim AG	21,979	1,726

Total Switzerland		27,750

UNITED KINGDOM 13.3%

COMMUNICATION SERVICES 0.5%

BT Group PLC	335,896	529

WPP PLC	226,253	2,161

		2,690

CONSUMER DISCRETIONARY 1.9%

Barratt Developments PLC	224,672	1,610

Berkeley Group Holdings PLC	6,082	363

Currys PLC	413,075	266

Inchcape PLC	204,584	1,863

Kingfisher PLC	517,682	1,604

Pearson PLC	24,286	298

Persimmon PLC	131,816	2,330

Taylor Wimpey PLC	501,049	938

		9,272

CONSUMER STAPLES 1.6%

Haleon PLC	410,279	1,680

Imperial Brands PLC	157,541	3,628

Marks & Spencer Group PLC	725,896	2,515

		7,823

ENERGY 0.1%

Subsea 7 SA	36,055	525

FINANCIALS 1.9%

abrdn PLC	685,506	1,559

Direct Line Insurance Group PLC	785,474	1,819

M&G PLC	2,079,565	5,885

		9,263

HEALTH CARE 2.6%

GSK PLC	699,811	12,925

INDUSTRIALS 1.5%

Ferguson PLC	21,446	4,108

	SHARES	MARKET VALUE (000S)

International Distributions Services PLC (a)	722,349	$2,505

Travis Perkins PLC	70,230	740

		7,353

MATERIALS 0.2%

Johnson Matthey PLC	53,756	1,163

UTILITIES 3.0%

Centrica PLC	6,563,423	11,766

SSE PLC	127,619	3,013

		14,779

Total United Kingdom		65,793

Total Common Stocks (Cost $383,250)		487,359

PREFERRED STOCKS 0.2%

GERMANY 0.2%

INDUSTRIALS 0.2%

Schaeffler AG	130,407	806

Total Preferred Stocks (Cost $699)		806

REAL ESTATE INVESTMENT TRUSTS 0.6%

AUSTRALIA 0.4%

REAL ESTATE 0.4%

Scentre Group	218,361	445

Stockland	420,503	1,275

		1,720

Total Australia		1,720

CANADA 0.2%

REAL ESTATE 0.2%

H&R Real Estate Investment Trust	105,286	787

RioCan Real Estate Investment Trust	26,342	370

		1,157

Total Canada		1,157

Total Real Estate Investment Trusts (Cost $2,319)		2,877

WARRANTS 0.0%

SPAIN 0.0%

INDUSTRIALS 0.0%

Abengoa SA ‘B’ - Exp. 03/31/2025 «	226,011	0

Total Warrants (Cost $0)		0

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (f) 0.2%
		993

Total Short-Term Instruments (Cost $993)		993

Total Investments in Securities (Cost $387,261)		492,035

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	43

Schedule of Investments	PIMCO RAE International Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.2%

SHORT-TERM INSTRUMENTS 2.2%

MUTUAL FUNDS 2.2%

PIMCO Government Money Market Fund
5.450% (b)(c)(d)	10,990,375	$10,990

Total Short-Term Instruments (Cost $10,990)		10,990

Total Investments in Affiliates (Cost $10,990)		10,990

Total Investments 101.5% (Cost $398,251)		$503,025

Other Assets and Liabilities, net (1.5)%		(7,496)

Net Assets 100.0%		$495,529

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $12,638 were out on loan in exchange for $13,361 of cash collateral as of December 31, 2023. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

(e)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
SNC-Lavalin Group, Inc.	05/31/2023 - 11/30/2023	$356	$399	0.08%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	12/29/2023	01/02/2024	$993	U.S. Treasury Notes 4.875% due 11/30/2025	$(1,013)	$993	$993

Total Repurchase Agreements						$(1,013)	$993	$993

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$993	$0	$0	$0	$993	$(1,013)	$(20)

Master Securities Lending Agreement
GSC	0	0	0	1,313	1,313	(1,374)	(61)
MBC	0	0	0	621	621	(652)	(31)
MSC	0	0	0	10,530	10,530	(11,145)	(615)
SAL	0	0	0	174	174	(190)	(16)

Total Borrowings and Other Financing Transactions	$993	$0	$0	$12,638

44	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2023	(Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Common Stocks	$13,361	$0	$0	$0	$13,361

Total Borrowings	$13,361	$0	$0	$0	$13,361

Payable for securities on loan - cash collateral					$13,361

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Includes cash as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(14)	$0	$(14)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Common Stocks
Australia
Communication Services	$0	$145	$0	$145
Consumer Staples	0	610	0	610
Energy	0	2,530	0	2,530
Financials	0	5,142	0	5,142
Industrials	0	2,132	0	2,132
Materials	0	8,153	0	8,153
Real Estate	0	216	0	216
Utilities	0	6,020	0	6,020
Austria
Financials	0	220	0	220
Industrials	105	0	0	105
Materials	0	1,599	0	1,599
Belgium
Communication Services	0	709	0	709
Consumer Staples	0	548	0	548
Health Care	0	1,395	0	1,395
Industrials	362	0	0	362
Canada
Consumer Discretionary	14,849	0	0	14,849
Consumer Staples	790	0	0	790
Energy	7,251	0	0	7,251
Financials	5,813	0	0	5,813
Health Care	1,469	0	0	1,469
Industrials	1,741	0	0	1,741
Information Technology	4,490	0	0	4,490
Materials	3,852	0	0	3,852
Utilities	1,324	0	0	1,324

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Denmark
Consumer Discretionary	$0	$1,373	$0	$1,373
Consumer Staples	0	384	0	384
Health Care	0	705	0	705
Industrials	0	3,556	0	3,556
Finland
Consumer Discretionary	0	682	0	682
Consumer Staples	0	753	0	753
Financials	0	4,128	0	4,128
Industrials	0	1,490	0	1,490
Information Technology	0	960	0	960
Utilities	0	545	0	545
France
Communication Services	0	2,637	0	2,637
Consumer Discretionary	0	5,373	0	5,373
Consumer Staples	0	5,655	0	5,655
Financials	0	2,078	0	2,078
Health Care	0	6,431	0	6,431
Industrials	0	6,616	0	6,616
Germany
Communication Services	0	858	0	858
Consumer Discretionary	0	15,878	0	15,878
Consumer Staples	1,467	0	0	1,467
Financials	0	1,222	0	1,222
Health Care	0	3,393	0	3,393
Industrials	0	528	0	528
Materials	0	4,267	0	4,267
Hong Kong
Communication Services	0	126	0	126
Consumer Discretionary	2,179	883	0	3,062

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	45

Schedule of Investments	PIMCO RAE International Fund	(Cont.)	December 31, 2023	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Consumer Staples	$0	$1,228	$0	$1,228
Industrials	0	482	0	482
Information Technology	0	781	0	781
Real Estate	0	6,828	0	6,828
Israel
Communication Services	0	1,293	0	1,293
Energy	648	436	0	1,084
Financials	0	275	0	275
Health Care	3,875	0	0	3,875
Industrials	355	0	0	355
Information Technology	816	0	0	816
Materials	0	162	0	162
Real Estate	0	125	0	125
Italy
Communication Services	2,133	0	0	2,133
Financials	0	590	0	590
Industrials	0	1,074	0	1,074
Utilities	0	5,279	0	5,279
Japan
Communication Services	0	1,042	0	1,042
Consumer Discretionary	0	24,450	0	24,450
Consumer Staples	0	5,803	0	5,803
Energy	0	769	0	769
Financials	0	24,241	0	24,241
Health Care	0	6,350	0	6,350
Industrials	0	22,451	0	22,451
Information Technology	0	16,565	0	16,565
Materials	0	10,577	0	10,577
Real Estate	0	5,543	0	5,543
Utilities	0	6,717	0	6,717
Luxembourg
Communication Services	0	167	0	167
Materials	0	2,559	0	2,559
Netherlands
Consumer Staples	0	16,337	0	16,337
Financials	0	3,921	0	3,921
Health Care	0	4,535	0	4,535
Industrials	0	3,599	0	3,599
Materials	0	5,577	0	5,577
New Zealand
Communication Services	331	0	0	331
Industrials	678	0	0	678
Utilities	253	0	0	253
Norway
Communication Services	1,642	0	0	1,642
Consumer Staples	0	377	0	377
Financials	0	722	0	722
Information Technology	187	0	0	187
Portugal
Consumer Staples	0	390	0	390
Materials	0	581	0	581

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Singapore
Communication Services	$1,092	$0	$0	$1,092
Industrials	0	1,605	0	1,605
Spain
Communication Services	0	10,196	0	10,196
Financials	0	15,627	0	15,627
Industrials	0	2,209	0	2,209
Utilities	0	5,214	0	5,214
Sweden
Communication Services	0	571	0	571
Consumer Discretionary	573	4,466	0	5,039
Financials	0	1,423	0	1,423
Health Care	0	592	0	592
Industrials	0	11,521	0	11,521
Materials	0	351	0	351
Switzerland
Consumer Discretionary	0	3,506	0	3,506
Financials	0	3,044	0	3,044
Health Care	0	9,710	0	9,710
Industrials	0	9,764	0	9,764
Materials	0	1,726	0	1,726
United Kingdom
Communication Services	0	2,690	0	2,690
Consumer Discretionary	266	9,006	0	9,272
Consumer Staples	0	7,823	0	7,823
Energy	0	525	0	525
Financials	0	9,263	0	9,263
Health Care	0	12,925	0	12,925
Industrials	2,505	4,848	0	7,353
Materials	0	1,163	0	1,163
Utilities	0	14,779	0	14,779
Preferred Stocks
Germany
Industrials	0	806	0	806
Real Estate Investment Trusts
Australia
Real Estate	0	1,720	0	1,720
Canada
Real Estate	1,157	0	0	1,157
Short-Term Instruments
Repurchase Agreements	0	993	0	993

	$62,203	$429,832	$0	$492,035

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	10,990	0	0	10,990

Total Investments	$73,193	$429,832	$0	$503,025

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

46	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO RAE US Fund	December 31, 2023	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.8%

COMMON STOCKS 99.2%

UNITED STATES 99.2%

COMMUNICATION SERVICES 7.3%

Altice USA, Inc. ‘A’ (a)	268,864	$874

AT&T, Inc.	298,227	5,004

Charter Communications, Inc. ‘A’ (a)	29,039	11,287

Comcast Corp. ‘A’	219,331	9,618

Lumen Technologies, Inc. (a)	706,820	1,293

Meta Platforms, Inc. ‘A’ (a)	153,104	54,193

Omnicom Group, Inc.	20,258	1,752

Paramount Global ‘B’	140,552	2,079

		86,100

CONSUMER DISCRETIONARY 9.8%

AutoNation, Inc. (a)	20,705	3,110

Best Buy Co., Inc.	145,980	11,427

Carnival Corp. (a)	506,518	9,391

Dick’s Sporting Goods, Inc.	24,739	3,636

eBay, Inc.	132,438	5,777

Foot Locker, Inc.	56,190	1,750

Gap, Inc.	342,840	7,169

Goodyear Tire & Rubber Co. (a)	36,810	527

Kohl’s Corp.	559,924	16,059

Las Vegas Sands Corp.	10,168	500

Lennar Corp. ‘A’	58,282	8,686

Lowe’s Cos., Inc.	31,101	6,922

Macy’s, Inc.	262,236	5,276

Mohawk Industries, Inc. (a)	11,006	1,139

NVR, Inc. (a)	822	5,754

PulteGroup, Inc.	130,230	13,442

PVH Corp.	33,052	4,036

Qurate Retail, Inc. (a)	735,992	644

Ralph Lauren Corp.	6,774	977

Toll Brothers, Inc.	57,033	5,863

Whirlpool Corp.	26,876	3,273

		115,358

CONSUMER STAPLES 7.3%

Altria Group, Inc.	276,050	11,136

Kroger Co.	407,396	18,622

Walgreens Boots Alliance, Inc.	656,381	17,138

Walmart, Inc.	244,891	38,607

		85,503

ENERGY 12.7%

Baker Hughes Co.	123,929	4,236

Exxon Mobil Corp.	134,748	13,472

Marathon Petroleum Corp.	305,021	45,253

PBF Energy, Inc. ‘A’	62,458	2,746

Phillips 66	331,644	44,155

Valero Energy Corp.	294,678	38,308

World Kinect Corp.	52,645	1,199

		149,369

FINANCIALS 8.5%

Allstate Corp.	36,650	5,130

Ally Financial, Inc.	214,719	7,498

American Express Co.	8,682	1,626

Ameriprise Financial, Inc.	7,713	2,930

Aon PLC ‘A’	891	259

	SHARES	MARKET VALUE (000S)

Bank of New York Mellon Corp.	33,368	$1,737

Capital One Financial Corp.	30,238	3,965

Citigroup, Inc.	126,876	6,527

Discover Financial Services	83,996	9,441

Franklin Resources, Inc.	177,575	5,290

Genworth Financial, Inc. ‘A’ (a)	496,566	3,317

Navient Corp.	274,423	5,110

OneMain Holdings, Inc.	11,840	583

PayPal Holdings, Inc. (a)	36,835	2,262

Synchrony Financial	546,554	20,873

T Rowe Price Group, Inc.	19,006	2,047

Travelers Cos., Inc.	14,821	2,823

Wells Fargo & Co.	360,086	17,723

Western Union Co.	54,972	655

		99,796

HEALTH CARE 15.0%

Amgen, Inc.	111,232	32,037

Biogen, Inc. (a)	97,316	25,182

Cardinal Health, Inc.	290,464	29,279

DaVita, Inc. (a)	66,904	7,009

Gilead Sciences, Inc.	404,963	32,806

Humana, Inc.	3,370	1,543

Johnson & Johnson	45,915	7,197

Laboratory Corp. of America Holdings	8,867	2,015

McKesson Corp.	61,988	28,699

Organon & Co.	116,761	1,684

Quest Diagnostics, Inc.	23,162	3,193

Universal Health Services, Inc. ‘B’	37,265	5,681

		176,325

INDUSTRIALS 3.7%

3M Co.	46,724	5,108

AECOM	18,349	1,696

Carrier Global Corp.	73,741	4,236

CSX Corp.	161,611	5,603

Cummins, Inc.	16,172	3,874

FedEx Corp.	25,745	6,513

Honeywell International, Inc.	2,757	578

ManpowerGroup, Inc.	60,287	4,791

Owens Corning	21,600	3,202

Robert Half, Inc.	18,540	1,630

Snap-on, Inc.	5,380	1,554

Union Pacific Corp.	17,074	4,194

		42,979

INFORMATION TECHNOLOGY 30.0%

Amdocs Ltd.	18,686	1,642

Apple, Inc.	132,656	25,540

Applied Materials, Inc.	147,287	23,871

Arrow Electronics, Inc. (a)	51,647	6,314

Avnet, Inc.	105,260	5,305

Broadcom, Inc.	22,017	24,576

Cisco Systems, Inc.	884,947	44,707

Cognizant Technology Solutions Corp. ‘A’	33,732	2,548

F5, Inc. (a)	11,978	2,144

Gen Digital, Inc.	94,633	2,160

Hewlett Packard Enterprise Co.	92,790	1,576

HP, Inc.	202,453	6,092

Intel Corp.	1,263,900	63,511

	SHARES	MARKET VALUE (000S)

Jabil, Inc.	62,404	$7,950

Juniper Networks, Inc.	245,466	7,236

Kyndryl Holdings, Inc. (a)	115,898	2,408

Lam Research Corp.	24,377	19,094

Micron Technology, Inc.	159,524	13,614

NetApp, Inc.	129,091	11,381

Oracle Corp.	313,511	33,053

Qorvo, Inc. (a)	73,041	8,225

QUALCOMM, Inc.	91,470	13,229

Seagate Technology Holdings PLC	159,144	13,586

Teradyne, Inc.	60,946	6,614

Western Digital Corp. (a)	67,943	3,558

Xerox Holdings Corp.	172,209	3,157

		353,091

MATERIALS 1.2%

Eastman Chemical Co.	8,983	807

Linde PLC	4,986	2,048

LyondellBasell Industries NV ‘A’	22,373	2,127

Reliance Steel & Aluminum Co.	23,107	6,463

Southern Copper Corp.	4,832	416

United States Steel Corp.	46,192	2,247

		14,108

REAL ESTATE 0.2%

Jones Lang LaSalle, Inc. (a)	11,976	2,262

UTILITIES 3.5%

AES Corp.	127,451	2,453

Evergy, Inc.	135,800	7,089

Exelon Corp.	236,203	8,480

PPL Corp.	147,568	3,999

Southern Co.	20,263	1,421

Vistra Corp.	471,717	18,170

		41,612

Total Common Stocks (Cost $850,943)		1,166,503

REAL ESTATE INVESTMENT TRUSTS 0.5%

UNITED STATES 0.5%

REAL ESTATE 0.5%

Iron Mountain, Inc.	25,855	1,809

Weyerhaeuser Co.	117,535	4,087

		5,896

Total Real Estate Investment Trusts (Cost $4,731)		5,896

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		1,240

Total Short-Term Instruments (Cost $1,240)		1,240

Total Investments in Securities (Cost $856,914)		1,173,639

Total Investments 99.8% (Cost $856,914)		$1,173,639

Other Assets and Liabilities, net 0.2%		2,799

Net Assets 100.0%		$1,176,438

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	47

Schedule of Investments	PIMCO RAE US Fund	(Cont.)	December 31, 2023	(Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	12/29/2023	01/02/2024	$1,240	U.S. Treasury Notes 4.875% due 11/30/2025	$(1,265)	$1,240	$1,240

Total Repurchase Agreements						$(1,265)	$1,240	$1,240

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,240	$0	$0	$0	$1,240	$(1,265)	$(25)

Total Borrowings and Other Financing Transactions	$1,240	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Common Stocks
United States
Communication Services	$86,100	$0	$0	$86,100
Consumer Discretionary	115,358	0	0	115,358
Consumer Staples	85,503	0	0	85,503
Energy	149,369	0	0	149,369
Financials	99,796	0	0	99,796
Health Care	176,325	0	0	176,325
Industrials	42,979	0	0	42,979
Information Technology	353,091	0	0	353,091

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Materials	$14,108	$0	$0	$14,108
Real Estate	2,262	0	0	2,262
Utilities	41,612	0	0	41,612
Real Estate Investment Trusts
United States
Real Estate	5,896	0	0	5,896
Short-Term Instruments
Repurchase Agreements	0	1,240	0	1,240

Total Investments	$1,172,399	$1,240	$0	$1,173,639

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

48	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO RAE US Small Fund	December 31, 2023	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.7%

COMMON STOCKS 91.3%

UNITED KINGDOM 3.6%

ENERGY 1.9%

TechnipFMC PLC	785,396	$15,818

FINANCIALS 1.7%

Janus Henderson Group PLC	426,439	12,857

Paysafe Ltd. (a)	86,203	1,103

		13,960

Total United Kingdom		29,778

UNITED STATES 87.7%

COMMUNICATION SERVICES 1.9%

EchoStar Corp. ‘A’ (a)	57,273	949

Liberty Latin America Ltd. ‘C’ (a)	164,768	1,209

NII Holdings, Inc. «(a)	22,836	0

Scholastic Corp.	56,621	2,135

Telephone & Data Systems, Inc.	103,673	1,903

Yelp, Inc. (a)	188,492	8,923

		15,119

CONSUMER DISCRETIONARY 24.2%

Abercrombie & Fitch Co. ‘A’ (a)	502,914	44,367

Academy Sports & Outdoors, Inc.	12,156	802

Acushnet Holdings Corp.	23,891	1,509

Adtalem Global Education, Inc. (a)	146,427	8,632

American Eagle Outfitters, Inc.	31,463	666

Buckle, Inc.	68,742	3,267

Caleres, Inc.	11,776	362

Carter’s, Inc.	99,618	7,460

Cracker Barrel Old Country Store, Inc.	43,925	3,386

Crocs, Inc. (a)	10,330	965

Deckers Outdoor Corp. (a)	934	624

Dillard’s, Inc. ‘A’ (c)	74,276	29,982

Grand Canyon Education, Inc. (a)	27,443	3,624

Group 1 Automotive, Inc.	11,922	3,633

Guess?, Inc.	126,778	2,923

Hanesbrands, Inc.	1,825,817	8,143

Hibbett, Inc.	67,430	4,856

International Game Technology PLC	25,657	703

iRobot Corp. (a)	90,143	3,489

Jack in the Box, Inc.	69,955	5,710

La-Z-Boy, Inc.	41,951	1,549

Murphy USA, Inc.	46,132	16,449

ODP Corp. (a)	210,487	11,850

Sabre Corp. (a)	554,589	2,440

Sally Beauty Holdings, Inc. (a)	183,657	2,439

Signet Jewelers Ltd.	13,819	1,482

Six Flags Entertainment Corp. (a)	125,396	3,145

Steven Madden Ltd.	20,099	844

Taylor Morrison Home Corp. (a)	115,552	6,165

Travel & Leisure Co.	55,153	2,156

Tri Pointe Homes, Inc. (a)	280,397	9,926

Urban Outfitters, Inc. (a)	66,323	2,367

Visteon Corp. (a)	9,917	1,239

Wolverine World Wide, Inc.	68,254	607

		197,761

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 4.6%

B&G Foods, Inc.	86,137	$904

Fresh Del Monte Produce, Inc.	88,160	2,314

Hain Celestial Group, Inc. (a)	75,287	824

Ingles Markets, Inc. ‘A’	49,982	4,317

Nu Skin Enterprises, Inc. ‘A’	199,534	3,875

SpartanNash Co.	162,123	3,721

Sprouts Farmers Market, Inc. (a)	337,041	16,215

Universal Corp.	14,879	1,002

USANA Health Sciences, Inc. (a)	23,930	1,283

Weis Markets, Inc.	50,865	3,253

		37,708

ENERGY 6.3%

Archrock, Inc.	139,677	2,151

CNX Resources Corp. (a)	509,698	10,194

CVR Energy, Inc.	139,404	4,224

Delek U.S. Holdings, Inc.	465,191	12,002

Equitrans Midstream Corp.	194,992	1,985

Helmerich & Payne, Inc.	179,433	6,499

Murphy Oil Corp.	14,982	639

Nabors Industries Ltd. (a)	6,259	511

Oceaneering International, Inc. (a)	560,578	11,929

Transocean Ltd. (a)	269,202	1,709

		51,843

FINANCIALS 8.3%

Affiliated Managers Group, Inc.	53,170	8,051

American Equity Investment Life Holding Co. (a)	14,122	788

BankUnited, Inc.	25,137	815

Bread Financial Holdings, Inc.	47,875	1,577

Brightsphere Investment Group, Inc.	166,821	3,196

CNO Financial Group, Inc.	162,756	4,541

Credit Acceptance Corp. (a)	4,679	2,493

Encore Capital Group, Inc. (a)	12,053	612

Federated Hermes, Inc.	74,804	2,533

First Hawaiian, Inc.	25,933	593

Hilltop Holdings, Inc.	15,330	540

Mercury General Corp.	19,110	713

MGIC Investment Corp.	312,305	6,024

Nelnet, Inc. ‘A’	1,725	152

PennyMac Financial Services, Inc.	38,043	3,362

PRA Group, Inc. (a)	41,532	1,088

ProAssurance Corp.	65,411	902

PROG Holdings, Inc. (a)	255,950	7,911

Radian Group, Inc.	226,947	6,479

SEI Investments Co.	27,023	1,717

SLM Corp.	531,405	10,161

Washington Federal, Inc.	43,628	1,438

White Mountains Insurance Group Ltd.	1,625	2,446

		68,132

HEALTH CARE 7.5%

Dentsply Sirona, Inc.	319,979	11,388

Embecta Corp.	124,979	2,366

Novavax, Inc. (a)(c)	562,598	2,700

OPKO Health, Inc. (a)	677,993	1,024

Owens & Minor, Inc. (a)	287,453	5,539

Patterson Cos., Inc.	393,623	11,199

Pediatrix Medical Group, Inc. (a)	473,708	4,406

	SHARES	MARKET VALUE (000S)

Teladoc Health, Inc. (a)	535,090	$11,531

Tenet Healthcare Corp. (a)	108,544	8,203

Veradigm, Inc. (a)	278,493	2,921

		61,277

INDUSTRIALS 16.2%

AAR Corp. (a)	49,224	3,072

Acuity Brands, Inc.	58,023	11,885

Allison Transmission Holdings, Inc.	360,312	20,952

Apogee Enterprises, Inc.	66,837	3,570

Applied Industrial Technologies, Inc.	2,656	459

ArcBest Corp.	18,313	2,201

Barnes Group, Inc.	28,047	915

Boise Cascade Co.	29,535	3,821

Conduent, Inc. (a)	1,011,247	3,691

CoreCivic, Inc. (a)	608,115	8,836

CSG Systems International, Inc.	11,421	608

Deluxe Corp.	95,357	2,045

EMCOR Group, Inc.	50,948	10,976

EnerSys	19,868	2,006

GEO Group, Inc. (a)	245,896	2,663

GrafTech International Ltd.	627,453	1,374

Healthcare Services Group, Inc.	381,002	3,951

HNI Corp.	13,268	555

JELD-WEN Holding, Inc. (a)	73,335	1,385

JetBlue Airways Corp. (a)	2,098,892	11,649

Landstar System, Inc.	4,188	811

Lincoln Electric Holdings, Inc.	2,502	544

Lyft, Inc. (a)	100,737	1,510

Masonite International Corp. (a)	10,570	895

Masterbrand, Inc. (a)	57,006	846

Moog, Inc. ‘A’	7,313	1,059

NOW, Inc. (a)	415,892	4,708

RXO, Inc. (a)	52,525	1,222

Ryder System, Inc.	73,232	8,426

Schneider National, Inc. ‘B’	155,639	3,961

SkyWest, Inc. (a)	113,994	5,950

Steelcase, Inc. ‘A’	181,983	2,460

Terex Corp.	13,410	770

Werner Enterprises, Inc.	53,444	2,264

		132,040

INFORMATION TECHNOLOGY 9.1%

Benchmark Electronics, Inc.	136,606	3,776

Cerence, Inc. (a)	121,542	2,390

Cirrus Logic, Inc. (a)	60,204	5,008

CommScope Holding Co., Inc. (a)	378,516	1,067

Dolby Laboratories, Inc. ‘A’	26,978	2,325

Insight Enterprises, Inc. (a)	7,139	1,265

InterDigital, Inc.	35,394	3,842

IPG Photonics Corp. (a)	15,222	1,652

LiveRamp Holdings, Inc. (a)	78,602	2,977

MKS Instruments, Inc.	44,673	4,595

NetScout Systems, Inc. (a)	220,558	4,841

PC Connection, Inc.	14,003	941

Pegasystems, Inc.	24,409	1,193

Plexus Corp. (a)	5,601	606

Sanmina Corp. (a)	289,034	14,848

Semtech Corp. (a)	122,911	2,693

Teradata Corp. (a)	301,446	13,116

TTM Technologies, Inc. (a)	44,606	705

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	49

Schedule of Investments	PIMCO RAE US Small Fund	(Cont.)

	SHARES	MARKET VALUE (000S)

Vishay Intertechnology, Inc.	258,478	$6,196

		74,036

MATERIALS 7.4%

Eagle Materials, Inc.	28,277	5,736

Louisiana-Pacific Corp.	102,008	7,225

NewMarket Corp.	5,033	2,747

O-I Glass, Inc. (a)	115,325	1,889

Sensient Technologies Corp.	7,862	519

Sylvamo Corp.	140,553	6,903

Warrior Met Coal, Inc.	578,226	35,254

		60,273

REAL ESTATE 1.7%

Anywhere Real Estate, Inc. (a)	1,595,929	12,943

DigitalBridge Group, Inc.	43,076	756

New York REIT, Inc. «(a)	4,082	24

		13,723

UTILITIES 0.5%

Hawaiian Electric Industries, Inc.	12,108	172

IDACORP, Inc.	8,638	849

OGE Energy Corp.	66,287	2,316

Portland General Electric Co.	24,764	1,073

		4,410

Total United States		716,322

Total Common Stocks (Cost $577,584)		746,100

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 8.0%

UNITED STATES 8.0%

FINANCIALS 1.1%

Chimera Investment Corp.	1,460,657	$7,289

MFA Financial, Inc.	161,144	1,816

		9,105

REAL ESTATE 6.9%

Alexander & Baldwin, Inc.	104,463	1,987

Apple Hospitality REIT, Inc.	203,938	3,387

Brandywine Realty Trust	225,328	1,217

EPR Properties	46,857	2,270

InvenTrust Properties Corp.	48,038	1,217

Macerich Co.	195,262	3,013

Outfront Media, Inc.	39,988	558

Paramount Group, Inc.	513,199	2,653

Park Hotels & Resorts, Inc.	705,544	10,795

Piedmont Office Realty Trust, Inc. ‘A’	111,077	790

RLJ Lodging Trust	602,365	7,060

Service Properties Trust	748,104	6,389

SL Green Realty Corp.	228,422	10,318

Sunstone Hotel Investors, Inc.	39,373	422

Tanger Factory Outlet Centers, Inc.	62,019	1,719

Xenia Hotels & Resorts, Inc.	169,355	2,307

		56,102

Total Real Estate Investment Trusts (Cost $57,601)		65,207

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (e) 0.4%
		$3,158

Total Short-Term Instruments (Cost $3,158)		3,158

Total Investments in Securities (Cost $638,343)		814,465

INVESTMENTS IN AFFILIATES 3.9%

SHORT-TERM INSTRUMENTS 3.9%

MUTUAL FUNDS 3.9%

PIMCO Government Money Market Fund
5.450% (b)(c)(d)	31,746,193	31,746

Total Short-Term Instruments (Cost $31,746)		31,746

Total Investments in Affiliates (Cost $31,746)		31,746

Total Investments 103.6% (Cost $670,089)		$846,211

Other Assets and Liabilities, net (3.6)%		(29,496)

Net Assets 100.0%		$816,715

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $32,873 were out on loan in exchange for $33,536 of cash collateral as of December 31, 2023. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	12/29/2023	01/02/2024	$3,158	U.S. Treasury Notes 4.875% due 11/30/2025	$(3,221)	$3,158	$3,159

Total Repurchase Agreements						$(3,221)	$3,158	$3,159

50	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2023	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$3,159	$0	$0	$0	$3,159	$(3,221)	$(62)

Master Securities Lending Agreement
BOS	0	0	0	154	154	(157)	(3)
BSN	0	0	0	87	87	(90)	(3)
GSC	0	0	0	30,678	30,678	(31,292)	(614)
MSC	0	0	0	1,954	1,954	(1,997)	(43)

Total Borrowings and Other Financing Transactions	$3,159	$0	$0	$32,873

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Common Stocks	$33,536	$0	$0	$0	$33,536

Total Borrowings	$33,536	$0	$0	$0	$33,536

Payable for securities on loan - cash collateral					$33,536

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Common Stocks
United Kingdom
Energy	$15,818	$0	$0	$15,818
Financials	13,960	0	0	13,960
United States
Communication Services	15,119	0	0	15,119
Consumer Discretionary	197,761	0	0	197,761
Consumer Staples	37,708	0	0	37,708
Energy	51,843	0	0	51,843
Financials	68,132	0	0	68,132
Health Care	61,277	0	0	61,277
Industrials	132,040	0	0	132,040
Information Technology	74,036	0	0	74,036
Materials	60,273	0	0	60,273
Real Estate	13,699	0	24	13,723
Utilities	4,410	0	0	4,410

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Real Estate Investment Trusts
United States
Financials	$9,105	$0	$0	$9,105
Real Estate	56,102	0	0	56,102
Short-Term Instruments
Repurchase Agreements	0	3,158	0	3,158

	$811,283	$3,158	$24	$814,465

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	31,746	0	0	31,746

Total Investments	$843,029	$3,158	$24	$846,211

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	51

Notes to Financial Statements

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2 and Class A shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser for the Funds. The PIMCO RAE Global ex-US Fund may invest substantially all of its assets in Institutional Class shares of the International Fund and Emerging Markets Fund, equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The PIMCO RAE Global ex-US Fund may invest in other affiliated funds and unaffiliated funds, which may or may not be registered under the Act (together with the Underlying Funds, “Acquired Funds”).

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Taxes A Fund may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by a Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of December 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

(c) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate

52	PIMCO EQUITY SERIES

December 31, 2023	(Unaudited)

in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(d) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(e) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO RAE Emerging Markets Fund	Annually	Annually

PIMCO RAE Global ex-US Fund	Annually	Annually

PIMCO RAE International Fund	Annually	Annually

PIMCO RAE US Fund	Annually	Annually

PIMCO RAE US Small Fund	Annually	Annually

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The Funds may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	53

Notes to Financial Statements	(Cont.)

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(f) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the U.S. Securities and Exchange Commission (“SEC”) adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Funds must comply with certain new requirements which include, but are not limited to, making significant updates to the content of their shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments are effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Funds’ shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not

54	PIMCO EQUITY SERIES

December 31, 2023	(Unaudited)

open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that each Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), a Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in each Fund’s next calculated NAV.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	55

Notes to Financial Statements	(Cont.)

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the

56	PIMCO EQUITY SERIES

December 31, 2023	(Unaudited)

exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund eligible to participate in securities lending may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Fund under the Securities Lending Agreement. All or a portion of Dividend Income as shown in the table below represents the income earned on the cash collateral invested in PIMCO Government Money Market Fund and is included on the Statements of Operations as a component of Securities Lending Income. PIMCO Government Money Market Fund is considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended December 31, 2023 (amounts in thousands†):

Investments in PIMCO Government Money Market Fund

Fund Name	Market Value 06/30/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Emerging Markets Fund	$26,933	$169,188	$(146,714)	$0	$0	$49,407	$609	$0

PIMCO RAE International Fund	27,723	73,178	(89,911)	0	0	10,990	175	0

PIMCO RAE US Fund	0	7,918	(7,918)	0	0	0	4	0

PIMCO RAE US Small Fund	9,797	45,196	(23,247)	0	0	31,746	162	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

The PIMCO RAE Global ex-US Fund may invest substantially all of its assets in Acquired Funds (except the PIMCO RAE US Fund), equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The Underlying Funds are considered to be affiliated with the PIMCO RAE Global ex-US Fund.

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Funds’ website at

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	57

Notes to Financial Statements	(Cont.)

www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2023 (amounts in thousands†):

PIMCO RAE Global ex-US Fund
Underlying PIMCO Funds	Market Value 06/30/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Emerging Markets Fund	$21,334	$4,429	$(1,541)	$(18)	$1,553	$25,757	$1,001	$0

PIMCO RAE International Fund	70,733	14,178	(6,249)	(1,349)	(310)	77,003	4,938	2,255

Totals	$92,067	$18,607	$(7,790)	$(1,367)	$1,243	$102,760	$5,939	$2,255

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of December 31, 2023, as applicable, are disclosed in the Notes to Schedules of Investments.

Warrants   are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

58	PIMCO EQUITY SERIES

December 31, 2023	(Unaudited)

(a) Repurchase Agreements Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, a Fund has used bilateral repurchase agreements wherein the underlying securities will be held by a Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Securities Lending The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent.

Fund Name

PIMCO RAE Emerging Markets Fund

PIMCO RAE Global ex-US Fund

PIMCO RAE International Fund

PIMCO RAE US Fund

PIMCO RAE US Small Fund

Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Funds will then invest the cash collateral received in the PIMCO Government Money Market Fund and record a liability for the return of the collateral during the period the securities are on loan. Each Fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or a Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, a Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments, if applicable. The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income, if applicable.

(c) Interfund Lending In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2023, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	59

Notes to Financial Statements	(Cont.)

realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Small Fund	—	X	—	—	—

Allocation	—	X	—	—	—

Acquired Fund	—	X	—	—	—

Equity	X	X	X	X	X

Value Investing	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	—	—

Emerging Markets	X	X	X	—	—

China	X	—	—	—	—

Market	X	X	X	X	X

Issuer	X	X	X	X	X

Credit	X	X	X	X	X

Distressed Company	—	X	—	—	X

Currency	X	X	X	—	—

Real Estate	X	X	X	X	X

Liquidity	X	X	X	X	X

Leveraging	X	X	X	X	X

Management	X	X	X	X	X

Small Company	—	X	—	—	X

Derivatives	X	X	X	X	X

Model	X	X	X	X	X

The principal risks of investing in a Fund include risks from direct investments and/or for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Small Fund Risk is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Allocation Risk is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

60	PIMCO EQUITY SERIES

December 31, 2023	(Unaudited)

Acquired Fund Risk is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives. In addition, a Fund’s performance will be reduced by the Fund’s proportionate amount of the expenses of any Acquired Funds in which it invests.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights.

Value Investing Risk is the risk that a value stock may decrease in price or may not increase in price as anticipated by the Sub-Adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

China Risk is the risk of investing in securities and instruments economically tied to the People’s Republic of China (excluding Hong Kong, Macau and Taiwan for the purpose of this disclosure) (“PRC”). These investments subject a Fund to the risks of investing in foreign (non-U.S.) securities and emerging market securities, as well as additional risks including, without limitation, inefficiencies resulting from erratic growth, the unavailability of consistently-reliable economic data, dependence on exports and international trade, asset price volatility, potential shortage of liquidity and limited accessibility by foreign (non-U.S.) investors, fluctuations in currency exchange rates, currency devaluation, the relatively small size and absence of operating history of many PRC companies, and the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Credit Risk is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Distressed Company Risk is the risk that securities of distressed companies may be subject to greater levels of market, issuer and liquidity risks. Distressed companies may be engaged in restructurings or bankruptcy proceedings, which may cause the value of their securities to fluctuate rapidly or unpredictably.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Real Estate Risk is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector.

Leveraging Risk is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	61

Notes to Financial Statements	(Cont.)

transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Fund and may cause to restrict or prohibit participation in certain investments.

There is no guarantee that the investment objective of a Fund will be achieved.

Small Company Risk is the risk that the value of equity securities issued by small companies, ranked by fundamental size as determined by the Sub-Adviser, may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for a Fund. A Fund’s use of derivatives or other similar investments may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Model Risk is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

62	PIMCO EQUITY SERIES

December 31, 2023	(Unaudited)

Regulatory Risk Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to the Funds, their service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	63

Notes to Financial Statements	(Cont.)

securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Class A
PIMCO RAE Emerging Markets Fund	0.50%	0.25%	0.35%	N/A		0.35%
PIMCO RAE Global ex-US Fund	0.40%	0.15%	0.25%	N/A		0.25%
PIMCO RAE International Fund	0.30%	0.20%	0.30%	N/A		0.30%
PIMCO RAE US Fund	0.25%	0.15%	0.25%	0.35%	*(1)	0.30%
PIMCO RAE US Small Fund	0.35%	0.15%	0.25%	N/A		0.30%

(1)

PIMCO has contractually agreed, through October 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

*	This particular share class has been registered with the SEC, but was not operational during the period ended December 31, 2023.

64	PIMCO EQUITY SERIES

December 31, 2023	(Unaudited)

(c) Distribution and Servicing Fees PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with personal services rendered to Class A shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A shares. For the period ended December 31, 2023, the Distributor retained $13,980 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker dealers, from the Trust.

(d) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the

Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through October 31, 2024, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049%, (the “Expense Limit”) (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. In addition, in any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by a Fund of any portion of the advisory fee waived as set forth above (the “RAE Reimbursement Amount”) during the previous thirty-six months from the time of waiver, provided that such amount paid to PIMCO will not: i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees or supervisory and administrative fees pursuant to the Expense Limitation Agreement, exceed, for such month, the Expense Limit; ii) exceed the total RAE Reimbursement Amount; or iii) include any

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	65

Notes to Financial Statements	(Cont.)

amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO (from the Fee Waiver Agreement and Expense Limitation Agreement combined) as of December 31, 2023, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RAE Emerging Markets Fund	$92	$90	$51	$233

PIMCO RAE Global ex-US Fund	5	6	188	199

PIMCO RAE International Fund	68	52	46	166

PIMCO RAE US Fund	49	80	81	210

PIMCO RAE US Small Fund	23	28	47	98

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver, PIMCO has contractually agreed, through October 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of PIMCO RAE US Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2023, the amounts were (in thousands†):

Fund Name	Waived Fees

PIMCO RAE Emerging Markets Fund	$46

PIMCO RAE Global ex-US Fund	260

PIMCO RAE International Fund	18

PIMCO RAE US Fund	37

PIMCO RAE US Small Fund	21

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses Acquired Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Funds’ assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to each Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through October 31, 2024, to waive, first, the Investment Advisory Fee and, second, to the extent necessary,

the Supervisory and Administrative Fee it receives from the PIMCO RAE Global ex-US Fund in an amount equal to the Underlying Fund Fees indirectly incurred by the Fund in connection with its investments in Underlying Funds, to the extent the Fund’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2023, the amounts were (in thousands†):

Fund Name	Waived Fees

PIMCO RAE Emerging Markets Fund	$0

PIMCO RAE Global ex-US Fund	257

PIMCO RAE International Fund	0

PIMCO RAE US Fund	0

PIMCO RAE US Small Fund	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

66	PIMCO EQUITY SERIES

December 31, 2023	(Unaudited)

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2023, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO RAE Emerging Markets Fund	$0	$0	$658,165	$563,720

PIMCO RAE Global ex-US Fund	0	0	18,608	7,790

PIMCO RAE International Fund	0	0	105,165	216,275

PIMCO RAE US Fund	0	0	401,129	504,672

PIMCO RAE US Small Fund	0	0	330,258	215,300

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO RAE Emerging Markets Fund				PIMCO RAE Global ex-US Fund				PIMCO RAE International Fund

	Six Months Ended 12/31/2023 (Unaudited)		Year Ended 06/30/2023		Six Months Ended 12/31/2023 (Unaudited)		Year Ended 06/30/2023		Six Months Ended 12/31/2023 (Unaudited)		Year Ended 06/30/2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	47,255	$457,740	43,144	$387,287	1,028	$9,518	466	$4,103	3,733	$30,080	52,136	$376,626

I-2	4,229	40,704	5,444	47,894	1	0	0	0	104	829	704	5,272

Class A	800	7,600	3,608	32,922	41	380	989	8,646	29	228	91	690
Issued as reinvestment of distributions

Institutional Class	5,439	53,467	12,425	104,542	804	7,467	693	5,937	5,627	44,736	6,573	49,026

I-2	426	4,155	711	5,939	1	11	2	24	94	746	64	475

Class A	82	787	122	1,007	150	1,363	164	1,373	65	506	44	320
Cost of shares redeemed

Institutional Class	(41,767)	(404,751)	(62,649)	(559,064)	(608)	(5,786)	(850)	(7,574)	(18,042)	(147,696)	(56,007)	(428,649)

I-2	(1,541)	(14,859)	(3,804)	(33,994)	(1)	(6)	(25)	(231)	(134)	(1,083)	(942)	(7,092)

Class A	(1,489)	(13,953)	(2,368)	(21,630)	(155)	(1,445)	(527)	(4,634)	(55)	(430)	(2,383)	(17,897)

Net increase (decrease) resulting from Fund share transactions	13,434	$130,890	(3,367)	$(35,097)	1,261	$11,502	912	$7,644	(8,579)	$(72,084)	280	$(21,229)

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	67

Notes to Financial Statements	(Cont.)

	PIMCO RAE US Fund				PIMCO RAE US Small Fund
	Six Months Ended 12/31/2023 (Unaudited)		Year Ended 06/30/2023		Six Months Ended 12/31/2023 (Unaudited)		Year Ended 06/30/2023
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	14,756	$191,428	52,443	$657,879	20,972	$187,235	53,865	$458,626
I-2	724	9,250	2,124	26,363	4,013	34,640	9,471	78,725
Class A	123	1,555	397	4,773	2,718	23,180	4,130	34,078
Issued as reinvestment of distributions
Institutional Class	5,391	70,218	5,753	71,427	887	8,668	5,605	47,413
I-2	300	3,870	323	3,977	157	1,516	526	4,385
Class A	110	1,392	114	1,378	148	1,394	877	7,147
Cost of shares redeemed
Institutional Class	(23,659)	(304,910)	(37,913)	(466,662)	(11,654)	(101,965)	(41,178)	(347,805)
I-2	(946)	(12,030)	(1,747)	(21,814)	(2,141)	(18,905)	(5,487)	(46,846)
Class A	(144)	(1,813)	(279)	(3,395)	(1,720)	(14,686)	(4,083)	(33,368)
Net increase (decrease) resulting from Fund share transactions	(3,345)	$(41,040)	21,215	$273,926	13,380	$121,077	23,726	$202,355

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of December 31, 2023. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO RAE Emerging Markets Fund	0	1	0%	26%

PIMCO RAE Global ex-US Fund	3	0	80%	0%

PIMCO RAE International Fund	0	2	0%	45%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2023, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

68	PIMCO EQUITY SERIES

December 31, 2023	(Unaudited)

As of their last fiscal year ended June 30, 2023, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO RAE Emerging Markets Fund*	$176,952	$118,020

PIMCO RAE Global ex-US Fund	0	0

PIMCO RAE International Fund*	17,374	17,788

PIMCO RAE US Fund	0	0

PIMCO RAE US Small Fund*	14,427	6,226

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC sections 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of December 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO RAE Emerging Markets Fund	$1,436,930	$357,815	$(128,006)	$229,809

PIMCO RAE Global ex-US Fund	106,536	2,736	(6,347)	(3,611)

PIMCO RAE International Fund	398,251	110,601	(5,827)	104,774

PIMCO RAE US Fund	856,914	328,117	(11,392)	316,725

PIMCO RAE US Small Fund	670,089	194,611	(18,489)	176,122

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	69

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	MSC	Morgan Stanley & Co. LLC.

BOS	BofA Securities, Inc.	GSC	Goldman Sachs & Co. LLC	SAL	Citigroup Global Markets, Inc.

BSN	The Bank of Nova Scotia - Toronto	MBC	HSBC Bank Plc	UBS	UBS Securities LLC

Currency Abbreviations:

USD (or $)	United States Dollar

Other Abbreviations:

ADR	American Depositary Receipt	SP ADR	Sponsored American Depositary Receipt	TBA	To-Be-Announced

70	PIMCO EQUITY SERIES

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended December 31, 2023 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO RAE International Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2023	$0.3640	$0.0000	$0.1079	$0.4719

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2023	$0.3614	$0.0000	$0.1071	$0.4686

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2023	$0.3545	$0.0000	$0.1050	$0.4595

PIMCO RAE US Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2023	$0.4007	$0.0000	$0.0028	$0.4036

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2023	$0.3950	$0.0000	$0.0028	$0.3978

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2023	$0.3779	$0.0000	$0.0027	$0.3806

PIMCO RAE US Small Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2023	$0.0876	$0.0000	$0.0577	$0.1453

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2023	$0.0854	$0.0000	$0.0562	$0.1416

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2023	$0.0782	$0.0000	$0.0515	$0.1297

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	71

Approval of Investment Advisory Contract and Other Agreements

At a meeting held on August 22-23, 2023, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of PIMCO Dividend and Income Fund, PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund, PIMCO RAE US Small Fund, PIMCO REALPATH® Blend Income Fund, PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund, PIMCO REALPATH® Blend 2060 Fund, and PIMCO REALPATH® Blend 2065 Fund (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2024. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2024.

In addition, the Board considered and unanimously approved the renewal of the Second Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”) between PIMCO, on behalf of PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund (the “RAE Funds”), each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2024.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed: During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Board reviewed additional information, including, but not limited to:

comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements.

(b) Review Process: In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 22-23, 2023 meeting. The Independent Trustees also met via video conference with Counsel on July 25, 2023, and conducted a video conference meeting on August 11, 2023 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. In connection with its review of the Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, the expense structure of certain Funds and classes, outflows for certain Funds, Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, but is not intended to summarize all of the factors considered by the Board.

72	PIMCO EQUITY SERIES

(Unaudited)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel and Resources: The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Agreement. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed for the competitive investment management industry and to strengthen its ability to deliver advisory services under the Investment Advisory Contract. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in its disciplines and personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time and other investment options that have the potential to benefit shareholders.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including the ongoing development of its own proprietary software and applications to support the Funds.

Similarly, the Board considered the sub-advisory services provided by Research Affiliates to the RAE Funds. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing sub-advisory services to the RAE Funds. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services: The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement. The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement is expected to continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2023 and other performance data, as available, over short- and long-term periods ended June 30, 2023 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2023 (the “Broadridge Report”). The Board also noted that while historically the Broadridge Report included peer classifications from only Lipper, as part of this approval process the Broadridge Report incorporated peer classifications from Morningstar for Funds for which it was believed that Morningstar provided a materially improved comparison.

The Board considered information regarding both the short- and long-term relative and absolute investment performance of each Fund relative to its Fund peer group, where appropriate, and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2023. The Board also noted the amounts of the Funds’ assets (based on Institutional Class performance) that outperformed their relevant benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended March 31, 2023. The Board discussed these and

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	73

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

other performance-related developments. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short-  and long-term periods. With respect to Funds that underperformed to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Funds. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance. Depending on the circumstances, the Independent Trustees may be satisfied with a Fund’s performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate due to competitive positioning considerations, observed long-term notable underperformance and significant misalignments with the level or quality of services being provided or a change in the overall strategic positioning of the Funds.

The Board reviewed the advisory fees, supervisory and administrative fees and total expense ratios of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that

PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, where appropriate, as well as the universe of other similar funds. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate. The Board also reviewed data comparing certain Funds’ advisory fees to the fee rates PIMCO charged to private funds, separate accounts, sub-advised clients, and collective investment trusts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees.

The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less onerous and proscriptive regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds

74	PIMCO EQUITY SERIES

(Unaudited)

has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that in most cases the Funds’ total expense ratios were lower than the total expense ratios of competitor funds. The Board discussed with PIMCO certain Funds and/or classes of Funds that had above median total expense ratios. Upon comparing the Funds’ total expense ratios to other funds in the “Peer Groups” provided by the Broadridge Report where appropriate, the Board found total expense ratios of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the expense limitation agreement in place for all of the Funds and the various fee waiver agreements in place for certain of the Funds and/or classes and the Funds of Funds. Based on the information presented by PIMCO, Research Affiliates and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Sub-Advisory Agreement, and that the total expense ratios of each Fund are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits attributable to the Funds. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the recruitment and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce existing services, offer new services, and accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of such economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds received the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	75

Approval of Investment Advisory Contract and Other Agreements	(Cont.)	(Unaudited)

increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in administrative and operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. In addition, the Board considered that PIMCO may benefit indirectly from its use of the HUB technology platform, a joint venture between PIMCO, Man Group, S&P Global, Microsoft and State Street. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements continued to be fair and reasonable to the Funds and their shareholders, that the fees charged under the Agreements were fair and reasonable in light of the services provided, and the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreement on behalf of the Funds were fair and reasonable in light of the services provided, and that the renewal of the Agreements was in the best interests of the Funds and their shareholders.

76	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES4003SAR_123123

PIMCO EQUITY SERIES®

Semiannual Report

December 31, 2023

PIMCO REALPATH® Blend 2025 Fund

PIMCO REALPATH® Blend 2030 Fund

PIMCO REALPATH® Blend 2035 Fund

PIMCO REALPATH® Blend 2040 Fund

PIMCO REALPATH® Blend 2045 Fund

PIMCO REALPATH® Blend 2050 Fund

PIMCO REALPATH® Blend 2055 Fund

PIMCO REALPATH® Blend 2060 Fund

PIMCO REALPATH® Blend 2065 Fund

PIMCO REALPATH® Blend Income Fund

		Page

Market Insights		2

Important Information About the Funds		3

Expense Examples		28

Financial Highlights		30

Statements of Assets and Liabilities		38

Statements of Operations		42

Statements of Changes in Net Assets		44

Notes to Financial Statements		77

Glossary		100

Distribution Information		101

Approval of Investment Advisory Contract and Other Agreements		105

Fund	Fund Summary	Schedule of Investments

PIMCO REALPATH® Blend 2025 Fund	8	46

PIMCO REALPATH® Blend 2030 Fund	10	50

PIMCO REALPATH® Blend 2035 Fund	12	54

PIMCO REALPATH® Blend 2040 Fund	14	57

PIMCO REALPATH® Blend 2045 Fund	16	60

PIMCO REALPATH® Blend 2050 Fund	18	63

PIMCO REALPATH® Blend 2055 Fund	20	66

PIMCO REALPATH® Blend 2060 Fund	22	69

PIMCO REALPATH® Blend 2065 Fund	24	71

PIMCO REALPATH® Blend Income Fund	26	73

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of PIMCO Equity Series are printed separately.

Market Insights

Dear Shareholder,

This semiannual report covers the six-month reporting period ended December 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to grow despite inflation that remains elevated, interest rate increases, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience was particularly evident in the United States (“U.S.”). Some European economies experienced slower growth and generally continued to expand over the reporting period.

Central banks slowed interest rate hikes

Inflation eased over the reporting period, and several bank officials suggested that central banks may slow aggressive interest-rate hikes. From March 2022 through July 2023, the U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25 percentage points. In September, November and December 2023, the Fed did not increase interest rates. In December 2023, Fed communications conveyed a belief that the policy rate may be likely at or near its peak for the tightening cycle. From July 2022 through September 2023, the European Central Bank (“ECB”) raised its deposit facility overnight rate a total of 4.50 percentage points and then held rates steady at its October and December 2023 meetings. Meanwhile, from December 2019 through July 2023, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15 percentage points and then held rates steady in September, November and December 2023. Both the ECB and BoE acknowledged the possibility of rate cuts in 2024.

Mixed financial market returns

The yield on the benchmark 10-year U.S. Treasury increased during the reporting period. In many other developed markets, yields on 10-year government bonds fluctuated. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. During the reporting period, lower-rated bonds generally outperformed their higher-rated counterparts. Global equities and commodities rose amid market volatility. The U.S. dollar weakened relative to the euro, British pound and Japanese yen.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Total Returns of Certain Asset Classes for the Period Ended December 31, 2023

Asset Class (as measured by, currency)	Six-Month

U.S. large cap equities (S&P 500 Index, USD)	8.04%

Global equities (MSCI World Index, USD)	7.56%

European equities (MSCI Europe Index, EUR)	4.24%

Emerging market equities (MSCI Emerging Markets Index, EUR)	4.71%

Japanese equities (Nikkei 225 Index, JPY)	1.74%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	4.55%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	6.40%

Below investment grade bonds (ICE BofAML Developed Markets High Yield Constrained Index, USD Hedged)	7.90%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	5.52%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	3.48%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO EQUITY SERIES

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund, PIMCO REALPATH® Blend 2060 Fund, PIMCO REALPATH® Blend 2065 Fund and PIMCO REALPATH® Blend Income Fund (each, a “Fund” and collectively, the “Funds”).

The Funds are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Funds invest in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “Act”), equity securities, fixed income instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Funds may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (collectively, “Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Act (collectively, “Acquired Funds”). The risks and strategies associated with an investment in the Fund may result from direct investments and/or indirect exposure through investment in Acquired Funds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund (and/or Underlying PIMCO Funds or Acquired Funds, as applicable) are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. A Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and 2023. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause the Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	3

Important Information About the Funds	(Cont.)

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact a Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, a Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause a Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that a Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of a Fund and its shareholders.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable). The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

The PIMCO REALPATH® Blend Funds are intended for investors who prefer to have their asset allocation decisions made by professional money managers and are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to retire or to begin withdrawing assets. Each PIMCO REALPATH® Blend Fund is designed for investors expecting to retire or to begin withdrawing portions of their investments around the year indicated in the Fund’s name. The retirement year included in the REALPATH® Blend Fund’s name does not necessarily represent the specific year you expect to begin withdrawing your assets. It is intended only as a general guide.

The PIMCO REALPATH® Blend Funds are designed to provide investors with a comprehensive retirement solution tailored to the time when they expect to retire or plan to start withdrawing money (the “target date”). Each PIMCO REALPATH® Blend Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experience losses, including losses near, at, or after the target year indicated in the PIMCO REALPATH® Blend Fund’s name.

4	PIMCO EQUITY SERIES

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class and Administrative Class shares is $1,000,000, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. The minimum initial investment amount for Class A shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for a Fund or share class may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Administrative Class	Class A	Class R	Diversification Status
PIMCO REALPATH® Blend 2025 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2030 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2035 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2040 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2045 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2050 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2055 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2060 Fund	12/31/19	12/31/19	12/31/19	12/31/19	—	Diversified
PIMCO REALPATH® Blend 2065 Fund	12/30/22	12/30/22	12/30/22	12/30/22	—	Diversified
PIMCO REALPATH® Blend Income Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	5

Important Information About the Funds	(Cont.)

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at

www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Funds must comply with certain new requirements which include, but are not limited to, making significant updates to the content of their shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting

6	PIMCO EQUITY SERIES

obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments are effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	7

PIMCO REALPATH® Blend 2025 Fund

Cumulative Returns Through December 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2025 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2023

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2025 Fund Institutional Class	4.26%	11.87%	7.19%	5.55%
PIMCO REALPATH® Blend 2025 Fund Administrative Class	4.09%	11.49%	6.92%	5.28%
PIMCO REALPATH® Blend 2025 Fund Class A	3.97%	11.36%	6.66%	5.04%
PIMCO REALPATH® Blend 2025 Fund Class A (adjusted)	(1.75)%	5.24%	5.47%	4.38%
S&P Target Date 2025 Index±	5.24%	12.99%	7.42%	5.88%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) were 0.47% for the Institutional Class shares, 0.72% for the Administrative Class shares, and 0.92% for the Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

8	PIMCO EQUITY SERIES

Institutional Class - PPZRX	Administrative Class - PPZDX	Class A - PPZAX

Top 10 Holdings as of December 31, 2023†§

Vanguard Institutional Index Fund ‘Institutional’	17.2%
Vanguard Developed Markets Index Fund ‘Institutional’	15.4%
PIMCO Income Fund	14.8%
PIMCO Total Return Fund	12.6%
PIMCO Long-Term Real Return Fund	10.2%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	6.7%
PIMCO Long-Term U.S. Government Fund	5.3%
PIMCO Real Return Fund	4.4%
PIMCO Emerging Markets Local Currency and Bond Fund	3.2%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	2.8%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large cap equities contributed to absolute performance, as U.S. large cap equities posted positive returns.

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to U.S. core bonds contributed to absolute performance, as U.S. core bonds posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to long-term U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from absolute performance, as long-term TIPS posted negative returns.

»	Exposure to long-term U.S. Treasuries detracted from absolute performance, as long-term U.S. Treasuries posted negative returns.

»	There were no other material detractors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	9

PIMCO REALPATH® Blend 2030 Fund

Cumulative Returns Through December 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2030 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2023

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2030 Fund Institutional Class	4.66%	13.70%	8.00%	6.15%
PIMCO REALPATH® Blend 2030 Fund Administrative Class	4.42%	13.24%	7.71%	5.88%
PIMCO REALPATH® Blend 2030 Fund Class A	4.46%	13.13%	7.49%	5.64%
PIMCO REALPATH® Blend 2030 Fund Class A (adjusted)	(1.30)%	6.88%	6.27%	4.98%
S&P Target Date 2030 Index±	5.77%	14.80%	8.42%	6.53%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) were 0.39% for the Institutional Class shares, 0.64% for the Administrative Class shares, and 0.84% for the Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

10	PIMCO EQUITY SERIES

Institutional Class - PBPNX	Administrative Class - PBPRX	Class A - PBPAX

Top 10 Holdings as of December 31, 2023†§

Vanguard Institutional Index Fund ‘Institutional’	25.5%
Vanguard Developed Markets Index Fund ‘Institutional’	18.3%
PIMCO Income Fund	9.6%
PIMCO Long-Term Real Return Fund	9.0%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	8.3%
PIMCO Total Return Fund	7.9%
PIMCO Long-Term U.S. Government Fund	5.3%
PIMCO Real Return Fund	3.2%
PIMCO Emerging Markets Local Currency and Bond Fund	2.6%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	1.8%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large cap equities contributed to absolute performance, as U.S. large cap equities posted positive returns.

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to U.S. core bonds contributed to absolute performance, as U.S. core bonds posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to long-term U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from absolute performance, as long-term TIPS posted negative returns.

»	Exposure to long-term U.S. Treasuries detracted from absolute performance, as long-term U.S. Treasuries posted negative returns.

»	There were no other material detractors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	11

PIMCO REALPATH® Blend 2035 Fund

Cumulative Returns Through December 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2035 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2023

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2035 Fund Institutional Class	5.37%	15.86%	9.05%	6.76%
PIMCO REALPATH® Blend 2035 Fund Administrative Class	5.23%	15.61%	8.78%	6.49%
PIMCO REALPATH® Blend 2035 Fund Class A	5.14%	15.28%	8.54%	6.24%
PIMCO REALPATH® Blend 2035 Fund Class A (adjusted)	(0.66)%	8.96%	7.31%	5.58%
S&P Target Date 2035 Index±	6.24%	16.63%	9.44%	7.19%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) were 0.32% for the Institutional Class shares, 0.57% for the Administrative Class shares, and 0.77% for the Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

12	PIMCO EQUITY SERIES

Institutional Class - PDGZX	Administrative Class - PDGDX	Class A - PDGAX

Top 10 Holdings as of December 31, 2023†§

Vanguard Institutional Index Fund ‘Institutional’	31.7%
Vanguard Developed Markets Index Fund ‘Institutional’	20.8%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	9.2%
PIMCO Income Fund	7.0%
PIMCO Long-Term Real Return Fund	6.7%
PIMCO Total Return Fund	5.8%
PIMCO Long-Term U.S. Government Fund	4.1%
Vanguard Small-Cap Index Fund ‘Institutional’	2.7%
PIMCO Real Return Fund	2.3%
PIMCO Emerging Markets Local Currency and Bond Fund	2.0%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large cap equities contributed to absolute performance, as U.S. large cap equities posted positive returns.

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. core bonds contributed to absolute performance, as U.S. core bonds posted positive returns.

»	Exposure to long-term U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from absolute performance, as long-term TIPS posted negative returns.

»	Exposure to long-term U.S. Treasuries detracted from absolute performance, as long-term U.S. Treasuries posted negative returns.

»	There were no other material detractors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	13

PIMCO REALPATH® Blend 2040 Fund

Cumulative Returns Through December 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2040 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2023

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2040 Fund Institutional Class	5.81%	17.25%	9.78%	7.20%
PIMCO REALPATH® Blend 2040 Fund Administrative Class	5.73%	17.00%	9.50%	6.93%
PIMCO REALPATH® Blend 2040 Fund Class A	5.55%	16.72%	9.26%	6.68%
PIMCO REALPATH® Blend 2040 Fund Class A (adjusted)	(0.23)%	10.30%	8.03%	6.01%
S&P Target Date 2040 Index±	6.63%	18.16%	10.22%	7.68%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) were 0.26% for the Institutional Class shares, 0.51% for the Administrative Class shares, and 0.71% for the Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

14	PIMCO EQUITY SERIES

Institutional Class - PVPNX	Administrative Class - PVPRX	Class A - PVPAX

Top 10 Holdings as of December 31, 2023†§

Vanguard Institutional Index Fund ‘Institutional’	36.6%
Vanguard Developed Markets Index Fund ‘Institutional’	23.4%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	9.6%
PIMCO Income Fund	5.3%
PIMCO Total Return Fund	4.6%
PIMCO Long-Term Real Return Fund	4.6%
Vanguard Small-Cap Index Fund ‘Institutional’	2.9%
PIMCO Long-Term U.S. Government Fund	2.3%
PIMCO Emerging Markets Local Currency and Bond Fund	1.7%
PIMCO Real Return Fund	1.3%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large cap equities contributed to absolute performance, as U.S. large cap equities posted positive returns.

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. core bonds contributed to absolute performance, as U.S. core bonds posted positive returns.

»	Exposure to long-term U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from absolute performance, as long-term TIPS posted negative returns.

»	There were no other material detractors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	15

PIMCO REALPATH® Blend 2045 Fund

Cumulative Returns Through December 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2045 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2023

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2045 Fund Institutional Class	6.16%	18.41%	10.33%	7.46%
PIMCO REALPATH® Blend 2045 Fund Administrative Class	6.00%	18.11%	10.06%	7.19%
PIMCO REALPATH® Blend 2045 Fund Class A	6.00%	17.92%	9.82%	6.94%
PIMCO REALPATH® Blend 2045 Fund Class A (adjusted)	0.16%	11.44%	8.57%	6.27%
S&P Target Date 2045 Index±	6.85%	19.14%	10.68%	7.99%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) were 0.20% for the Institutional Class shares, 0.45% for the Administrative Class shares, and 0.65% for the Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

16	PIMCO EQUITY SERIES

Institutional Class - PVQNX	Administrative Class - PVQDX	Class A - PVQAX

Top 10 Holdings as of December 31, 2023†§

Vanguard Institutional Index Fund ‘Institutional’	40.3%
Vanguard Developed Markets Index Fund ‘Institutional’	27.0%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	10.0%
PIMCO Income Fund	3.1%
PIMCO Total Return Fund	3.1%
Vanguard Small-Cap Index Fund ‘Institutional’	3.0%
PIMCO Long-Term Real Return Fund	2.3%
PIMCO Long-Term U.S. Government Fund	2.1%
PIMCO Emerging Markets Local Currency and Bond Fund	1.3%
PIMCO Real Return Fund	0.9%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large cap equities contributed to absolute performance, as U.S. large cap equities posted positive returns.

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to equity real estate investment trusts contributed to absolute performance, as equity real estate investment trusts posted positive returns.

»	Exposure to long-term U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from absolute performance, as long-term TIPS posted negative returns.

»	There were no other material detractors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	17

PIMCO REALPATH® Blend 2050 Fund

Cumulative Returns Through December 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2050 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2023

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2050 Fund Institutional Class	6.37%	19.13%	10.68%	7.67%
PIMCO REALPATH® Blend 2050 Fund Administrative Class	6.26%	18.83%	10.40%	7.39%
PIMCO REALPATH® Blend 2050 Fund Class A	6.17%	18.58%	10.14%	7.15%
PIMCO REALPATH® Blend 2050 Fund Class A (adjusted)	0.33%	12.02%	8.90%	6.48%
S&P Target Date 2050 Index±	6.98%	19.59%	10.92%	8.17%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) were 0.16% for the Institutional Class shares, 0.41% for the Administrative Class shares, and 0.61% for the Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

18	PIMCO EQUITY SERIES

Institutional Class - PPQZX	Administrative Class - PPQDX	Class A - PPQAX

Top 10 Holdings as of December 31, 2023†§

Vanguard Institutional Index Fund ‘Institutional’	43.0%
Vanguard Developed Markets Index Fund ‘Institutional’	29.7%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	10.0%
Vanguard Small-Cap Index Fund ‘Institutional’	3.5%
PIMCO Income Fund	2.1%
PIMCO Total Return Fund	2.1%
PIMCO Long-Term U.S. Government Fund	1.4%
PIMCO Long-Term Real Return Fund	1.4%
PIMCO Emerging Markets Local Currency and Bond Fund	0.5%
PIMCO Real Return Fund	0.5%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large cap equities contributed to absolute performance, as U.S. large cap equities posted positive returns.

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small cap equities contributed to absolute performance, as U.S. small cap equities posted positive returns.

»	Exposure to long-term U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from absolute performance, as long-term TIPS posted negative returns.

»	There were no other material detractors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	19

PIMCO REALPATH® Blend 2055 Fund

Cumulative Returns Through December 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2055 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2023

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2055 Fund Institutional Class	6.59%	19.55%	10.74%	7.69%
PIMCO REALPATH® Blend 2055 Fund Administrative Class	6.30%	19.11%	10.44%	7.41%
PIMCO REALPATH® Blend 2055 Fund Class A	6.31%	18.99%	10.21%	7.14%
PIMCO REALPATH® Blend 2055 Fund Class A (adjusted)	0.48%	12.40%	8.96%	6.47%
S&P Target Date 2055 Index±	6.99%	19.62%	10.98%	8.25%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) were 0.15% for the Institutional Class shares, 0.40% for the Administrative Class shares, and 0.60% for the Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

20	PIMCO EQUITY SERIES

Institutional Class - PRQZX	Administrative Class - PRQDX	Class A - PRQAX

Top 10 Holdings as of December 31, 2023†§

Vanguard Institutional Index Fund ‘Institutional’	44.1%
Vanguard Developed Markets Index Fund ‘Institutional’	29.6%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	9.9%
Vanguard Small-Cap Index Fund ‘Institutional’	4.0%
PIMCO Income Fund	1.6%
PIMCO Total Return Fund	1.6%
PIMCO Long-Term Real Return Fund	1.0%
PIMCO Long-Term U.S. Government Fund	0.9%
PIMCO Real Return Fund	0.3%
PIMCO Emerging Markets Local Currency and Bond Fund	0.3%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large cap equities contributed to absolute performance, as U.S. large cap equities posted positive returns.

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small cap equities contributed to absolute performance, as U.S. small cap equities posted positive returns.

»	Exposure to long-term U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from absolute performance, as long-term TIPS posted negative returns.

»	There were no other material detractors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	21

PIMCO REALPATH® Blend 2060 Fund

Cumulative Returns Through December 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2060 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2023

	6 Months*	1 Year	Fund Inception (12/31/19)
PIMCO REALPATH® Blend 2060 Fund Institutional Class	6.86%	19.92%	7.65%
PIMCO REALPATH® Blend 2060 Fund Administrative Class	6.57%	19.55%	7.37%
PIMCO REALPATH® Blend 2060 Fund Class A	6.60%	19.35%	7.14%
PIMCO REALPATH® Blend 2060 Fund Class A (adjusted)	0.73%	12.81%	5.64%
S&P Target Date 2060+ Index±	6.99%	19.74%	7.85%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) were 0.15% for the Institutional Class shares, 0.40% for the Administrative Class shares, and 0.60% for the Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

22	PIMCO EQUITY SERIES

Institutional Class - PRBMX	Administrative Class - PRBEX	Class A - PRBAX

Top 10 Holdings as of December 31, 2023†§

Vanguard Institutional Index Fund ‘Institutional’	45.9%
Vanguard Developed Markets Index Fund ‘Institutional’	30.7%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	10.1%
Vanguard Small-Cap Index Fund ‘Admiral’	4.3%
PIMCO Income Fund	1.1%
PIMCO Total Return Fund	1.1%
PIMCO Long-Term Real Return Fund	0.8%
PIMCO Long-Term U.S. Government Fund	0.8%
PIMCO Real Return Fund	0.5%
PIMCO Emerging Markets Local Currency and Bond Fund	0.3%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large cap equities contributed to absolute performance, as U.S. large cap equities posted positive returns.

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small cap equities contributed to absolute performance, as U.S. small cap equities posted positive returns.

»	Exposure to long-term U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from absolute performance, as long-term TIPS posted negative returns.

»	There were no other material detractors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	23

PIMCO REALPATH® Blend 2065 Fund

Cumulative Returns Through December 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2065 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2023

	6 Months*	1 Year	Fund Inception (12/30/22)*
PIMCO REALPATH® Blend 2065 Fund Institutional Class	6.49%	19.57%	19.51%
PIMCO REALPATH® Blend 2065 Fund Administrative Class	6.37%	19.28%	19.22%
PIMCO REALPATH® Blend 2065 Fund Class A	6.32%	19.08%	19.02%
PIMCO REALPATH® Blend 2065 Fund Class A (adjusted)	0.49%	12.55%	12.51%
S&P Target Date 2065 Index±	7.07%	19.84%	19.78%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) were 0.29% for the Institutional Class shares, 0.54% for the Administrative Class shares, and 0.74% for the Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

24	PIMCO EQUITY SERIES

Institutional Class - PBLIX	Administrative Class - PBLMX	Class A - PBLLX

Top 10 Holdings as of December 31, 2023†§

Vanguard Institutional Index Fund ‘Institutional’	46.7%
Vanguard Developed Markets Index Fund ‘Admiral’	30.8%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	10.1%
Vanguard Small-Cap Index Fund ‘Admiral’	4.5%
PIMCO Total Return Fund	0.8%
PIMCO Income Fund	0.8%
PIMCO Long-Term U.S. Government Fund	0.7%
PIMCO Long-Term Real Return Fund	0.7%
PIMCO Real Return Fund	0.4%
PIMCO Emerging Markets Local Currency and Bond Fund	0.3%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large cap equities contributed to absolute performance, as U.S. large cap equities posted positive returns.

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small cap equities contributed to absolute performance, as U.S. small cap equities posted positive returns.

»	Exposure to long-term U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from absolute performance, as long-term TIPS posted negative returns.

»	There were no other material detractors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	25

PIMCO REALPATH® Blend Income Fund

Cumulative Returns Through December 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend Income Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Fund may invest in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the “Trust”) and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the 1940 Act (collectively “Acquired Funds”). Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2023

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend Income Fund Institutional Class	4.04%	10.87%	6.12%	4.92%
PIMCO REALPATH® Blend Income Fund Administrative Class	3.95%	10.66%	5.88%	4.67%
PIMCO REALPATH® Blend Income Fund Class A	3.84%	10.39%	5.63%	4.42%
PIMCO REALPATH® Blend Income Fund Class A (adjusted)	(1.90)%	4.36%	4.44%	3.77%
S&P Target Date Retirement Income Index±	4.59%	10.35%	4.90%	3.88%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) were 0.51% for the Institutional Class shares, 0.76% for the Administrative Class shares, and 0.96% for the Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

26	PIMCO EQUITY SERIES

Institutional Class - PBRNX	Administrative Class - PBRDX	Class A - PBRAX

Top 10 Holdings as of December 31, 2023†§

PIMCO Income Fund	16.0%
Vanguard Institutional Index Fund ‘Institutional’	15.4%
Vanguard Developed Markets Index Fund ‘Institutional’	15.0%
PIMCO Total Return Fund	13.6%
PIMCO Long-Term Real Return Fund	10.4%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	6.2%
PIMCO Long-Term U.S. Government Fund	5.2%
PIMCO Real Return Fund	4.6%
PIMCO Emerging Markets Local Currency and Bond Fund	3.3%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	3.0%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large cap equities contributed to absolute performance, as U.S. large cap equities posted positive returns.

»	Exposure to U.S. core bonds contributed to absolute performance, as U.S. core bonds posted positive returns.

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to high yield bonds contributed to absolute performance, as high yield bonds posted positive returns.

»	Exposure to long-term U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from absolute performance, as long-term TIPS posted negative returns.

»	Exposure to long-term U.S. Treasuries detracted from absolute performance, as long-term U.S. Treasuries posted negative returns.

»	There were no other material detractors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	27

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2023 to December 31, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During Period*	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO REALPATH® Blend 2025 Fund
Institutional Class	$1,000.00	$1,042.60	$0.20	$1,000.00	$1,024.80	$0.20	0.04%
Administrative Class	1,000.00	1,040.90	1.48	1,000.00	1,023.55	1.47	0.29
Class A	1,000.00	1,039.70	2.50	1,000.00	1,022.55	2.48	0.49

PIMCO REALPATH® Blend 2030 Fund
Institutional Class	$1,000.00	$1,046.60	$0.20	$1,000.00	$1,024.80	$0.20	0.04%
Administrative Class	1,000.00	1,044.20	1.48	1,000.00	1,023.55	1.47	0.29
Class A	1,000.00	1,044.60	2.50	1,000.00	1,022.55	2.48	0.49

PIMCO REALPATH® Blend 2035 Fund
Institutional Class	$1,000.00	$1,053.70	$0.26	$1,000.00	$1,024.75	$0.25	0.05%
Administrative Class	1,000.00	1,052.30	1.54	1,000.00	1,023.50	1.52	0.30
Class A	1,000.00	1,051.40	2.56	1,000.00	1,022.50	2.53	0.50

PIMCO REALPATH® Blend 2040 Fund
Institutional Class	$1,000.00	$1,058.10	$0.31	$1,000.00	$1,024.70	$0.30	0.06%
Administrative Class	1,000.00	1,057.30	1.59	1,000.00	1,023.45	1.57	0.31
Class A	1,000.00	1,055.50	2.62	1,000.00	1,022.45	2.58	0.51

28	PIMCO EQUITY SERIES

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During Period*	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO REALPATH® Blend 2045 Fund
Institutional Class	$1,000.00	$1,061.60	$0.31	$1,000.00	$1,024.70	$0.30	0.06%
Administrative Class	1,000.00	1,060.00	1.60	1,000.00	1,023.45	1.57	0.31
Class A	1,000.00	1,060.00	2.63	1,000.00	1,022.45	2.58	0.51

PIMCO REALPATH® Blend 2050 Fund
Institutional Class	$1,000.00	$1,063.70	$0.31	$1,000.00	$1,024.70	$0.30	0.06%
Administrative Class	1,000.00	1,062.60	1.60	1,000.00	1,023.45	1.57	0.31
Class A	1,000.00	1,061.70	2.63	1,000.00	1,022.45	2.58	0.51

PIMCO REALPATH® Blend 2055 Fund
Institutional Class	$1,000.00	$1,065.90	$0.31	$1,000.00	$1,024.70	$0.30	0.06%
Administrative Class	1,000.00	1,063.00	1.60	1,000.00	1,023.45	1.57	0.31
Class A	1,000.00	1,063.10	2.63	1,000.00	1,022.45	2.58	0.51

PIMCO REALPATH® Blend 2060 Fund
Institutional Class	$1,000.00	$1,068.60	$0.26	$1,000.00	$1,024.75	$0.25	0.05%
Administrative Class	1,000.00	1,065.70	1.55	1,000.00	1,023.50	1.52	0.30
Class A	1,000.00	1,066.00	2.58	1,000.00	1,022.50	2.53	0.50

PIMCO REALPATH® Blend 2065 Fund
Institutional Class	$1,000.00	$1,064.90	$0.31	$1,000.00	$1,024.70	$0.30	0.06%
Administrative Class	1,000.00	1,063.70	1.60	1,000.00	1,023.45	1.57	0.31
Class A	1,000.00	1,063.20	2.63	1,000.00	1,022.45	2.58	0.51

PIMCO REALPATH® Blend Income Fund
Institutional Class	$1,000.00	$1,040.40	$0.20	$1,000.00	$1,024.80	$0.20	0.04%
Administrative Class	1,000.00	1,039.50	1.48	1,000.00	1,023.55	1.47	0.29
Class A	1,000.00	1,038.40	2.50	1,000.00	1,022.55	2.48	0.49

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	29

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO REALPATH® Blend 2025 Fund
Institutional Class

07/01/2023 - 12/31/2023+	$11.54	$0.23	$0.27	$0.50	$(0.26)	$0.00	$(0.26)

06/30/2023	11.29	0.44	0.31	0.75	(0.31)	(0.19)	(0.50)

06/30/2022	13.50	0.44	(2.16)	(1.72)	(0.37)	(0.12)	(0.49)

06/30/2021	11.71	0.36	2.25	2.61	(0.65)	(0.17)	(0.82)

06/30/2020	11.33	0.36	0.36	0.72	(0.34)	0.00	(0.34)

06/30/2019	11.15	0.36	0.32	0.68	(0.32)	(0.18)	(0.50)
Administrative Class

07/01/2023 - 12/31/2023+	11.51	0.19	0.28	0.47	(0.10)	0.00	(0.10)

06/30/2023	11.25	0.42	0.32	0.74	(0.29)	(0.19)	(0.48)

06/30/2022	13.47	0.41	(2.17)	(1.76)	(0.34)	(0.12)	(0.46)

06/30/2021	11.69	0.32	2.25	2.57	(0.62)	(0.17)	(0.79)

06/30/2020	11.31	0.34	0.36	0.70	(0.32)	0.00	(0.32)

06/30/2019	11.13	0.32	0.34	0.66	(0.30)	(0.18)	(0.48)
Class A

07/01/2023 - 12/31/2023+	11.50	0.20	0.26	0.46	(0.23)	0.00	(0.23)

06/30/2023	11.25	0.38	0.32	0.70	(0.26)	(0.19)	(0.45)

06/30/2022	13.46	0.37	(2.15)	(1.78)	(0.31)	(0.12)	(0.43)

06/30/2021	11.68	0.28	2.27	2.55	(0.60)	(0.17)	(0.77)

06/30/2020	11.31	0.31	0.35	0.66	(0.29)	0.00	(0.29)

06/30/2019	11.13	0.29	0.34	0.63	(0.27)	(0.18)	(0.45)

PIMCO REALPATH® Blend 2030 Fund
Institutional Class

07/01/2023 - 12/31/2023+	$12.22	$0.23	$0.35	$0.58	$(0.26)	$0.00	$(0.26)

06/30/2023	11.69	0.41	0.58	0.99	(0.28)	(0.18)	(0.46)

06/30/2022	14.09	0.41	(2.30)	(1.89)	(0.34)	(0.17)	(0.51)

06/30/2021	11.76	0.34	2.69	3.03	(0.55)	(0.15)	(0.70)

06/30/2020	11.54	0.35	0.22	0.57	(0.33)	(0.02)	(0.35)

06/30/2019	11.39	0.34	0.39	0.73	(0.32)	(0.26)	(0.58)
Administrative Class

07/01/2023 - 12/31/2023+	12.19	0.18	0.37	0.55	(0.12)	0.00	(0.12)

06/30/2023	11.66	0.38	0.58	0.96	(0.25)	(0.18)	(0.43)

06/30/2022	14.06	0.38	(2.30)	(1.92)	(0.31)	(0.17)	(0.48)

06/30/2021	11.75	0.30	2.68	2.98	(0.52)	(0.15)	(0.67)

06/30/2020	11.52	0.33	0.22	0.55	(0.30)	(0.02)	(0.32)

06/30/2019	11.38	0.30	0.39	0.69	(0.29)	(0.26)	(0.55)
Class A

07/01/2023 - 12/31/2023+	12.15	0.20	0.35	0.55	(0.23)	0.00	(0.23)

06/30/2023	11.62	0.36	0.58	0.94	(0.23)	(0.18)	(0.41)

06/30/2022	14.02	0.35	(2.30)	(1.95)	(0.28)	(0.17)	(0.45)

06/30/2021	11.71	0.27	2.68	2.95	(0.49)	(0.15)	(0.64)

06/30/2020	11.50	0.29	0.22	0.51	(0.28)	(0.02)	(0.30)

06/30/2019	11.36	0.28	0.39	0.67	(0.27)	(0.26)	(0.53)

PIMCO REALPATH® Blend 2035 Fund
Institutional Class

07/01/2023 - 12/31/2023+	$13.00	$0.23	$0.46	$0.69	$(0.27)	$0.00	$(0.27)

06/30/2023	12.08	0.39	0.94	1.33	(0.25)	(0.16)	(0.41)

06/30/2022	14.54	0.39	(2.34)	(1.95)	(0.34)	(0.17)	(0.51)

06/30/2021	11.65	0.31	3.11	3.42	(0.44)	(0.09)	(0.53)

06/30/2020	11.58	0.33	0.08	0.41	(0.32)	(0.02)	(0.34)

06/30/2019	11.58	0.33	0.38	0.71	(0.32)	(0.39)	(0.71)
Administrative Class

07/01/2023 - 12/31/2023+	12.97	0.17	0.50	0.67	(0.05)	0.00	(0.05)

06/30/2023	12.05	0.36	0.94	1.30	(0.22)	(0.16)	(0.38)

06/30/2022	14.51	0.35	(2.33)	(1.98)	(0.31)	(0.17)	(0.48)

06/30/2021	11.63	0.27	3.11	3.38	(0.41)	(0.09)	(0.50)

06/30/2020	11.57	0.31	0.06	0.37	(0.29)	(0.02)	(0.31)

06/30/2019	11.57	0.29	0.39	0.68	(0.29)	(0.39)	(0.68)

30	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.78	4.35%	$444,527	0.04	%*	0.05	%*	0.03	%*	0.04	%*	4.06	%*	9%

11.54	6.87	403,689	0.03		0.03		0.03		0.03		3.89		23

11.29	(13.29)	211,435	0.04		0.04		0.04		0.04		3.35		21

13.50	22.73	220,130	0.04		0.04		0.04		0.04		2.78		20

11.71	6.41	80,067	0.04		0.05		0.04		0.05		3.18		39

11.33	6.53	31,946	0.04		0.05		0.04		0.05		3.26		47

11.88	4.09	485	0.29	*	0.30	*	0.28	*	0.29	*	3.42	*	9

11.51	6.74	28,348	0.28		0.28		0.28		0.28		3.71		23

11.25	(13.60)	25,795	0.29		0.29		0.29		0.29		3.11		21

13.47	22.40	29,727	0.29		0.29		0.29		0.29		2.53		20

11.69	6.19	28,587	0.29		0.30		0.29		0.30		2.99		39

11.31	6.29	21,086	0.29		0.30		0.29		0.30		2.88		47

11.73	4.06	5,855	0.49	*	0.50	*	0.48	*	0.49	*	3.59	*	9

11.50	6.41	5,844	0.48		0.48		0.48		0.48		3.40		23

11.25	(13.73)	6,905	0.51	(f)	0.51	(f)	0.51	(f)	0.51	(f)	2.85		21

13.46	22.18	10,114	0.54		0.54		0.54		0.54		2.21		20

11.68	5.88	6,420	0.54		0.55		0.54		0.55		2.68		39

11.31	6.03	5,462	0.54		0.55		0.54		0.55		2.63		47

$12.54	4.74%	$563,393	0.04	%*	0.05	%*	0.03	%*	0.04	%*	3.76	%*	6%

12.22	8.71	510,421	0.03		0.03		0.03		0.03		3.46		18

11.69	(13.97)	239,698	0.04		0.04		0.04		0.04		3.04		22

14.09	26.14	239,041	0.04		0.04		0.04		0.04		2.59		26

11.76	4.89	105,414	0.05		0.06		0.05		0.06		3.00		28

11.54	6.84	52,133	0.05		0.06		0.05		0.06		3.08		40

12.62	4.50	622	0.29	*	0.30	*	0.28	*	0.29	*	2.96	*	6

12.19	8.47	25,901	0.28		0.28		0.28		0.28		3.22		18

11.66	(14.20)	30,094	0.29		0.29		0.29		0.29		2.77		22

14.06	25.71	33,946	0.29		0.29		0.29		0.29		2.31		26

11.75	4.76	27,583	0.30		0.31		0.30		0.31		2.81		28

11.52	6.50	21,469	0.30		0.31		0.30		0.31		2.71		40

12.47	4.55	8,706	0.49	*	0.50	*	0.48	*	0.49	*	3.29	*	6

12.15	8.30	8,479	0.48		0.48		0.48		0.48		3.02		18

11.62	(14.42)	7,847	0.51	(f)	0.51	(f)	0.51	(f)	0.51	(f)	2.56		22

14.02	25.53	9,243	0.54		0.54		0.54		0.54		2.04		26

11.71	4.41	6,494	0.55		0.56		0.55		0.56		2.50		28

11.50	6.28	5,774	0.55		0.56		0.55		0.56		2.52		40

$13.42	5.37%	$574,845	0.05	%*	0.06	%*	0.04	%*	0.05	%*	3.59	%*	3%

13.00	11.26	488,420	0.04		0.04		0.04		0.04		3.16		18

12.08	(14.03)	215,450	0.05		0.05		0.05		0.05		2.78		17

14.54	29.68	193,069	0.04		0.05		0.04		0.05		2.32		21

11.65	3.47	76,525	0.06		0.07		0.06		0.07		2.85		34

11.58	6.67	42,033	0.06		0.07		0.06		0.07		2.94		24

13.59	5.23	214	0.30	*	0.31	*	0.29	*	0.30	*	2.72	*	3

12.97	11.04	33,173	0.29		0.29		0.29		0.29		2.94		18

12.05	(14.26)	25,937	0.30		0.30		0.30		0.30		2.52		17

14.51	29.36	28,579	0.29		0.30		0.29		0.30		2.05		21

11.63	3.15	22,984	0.31		0.32		0.31		0.32		2.66		34

11.57	6.43	18,672	0.31		0.32		0.31		0.32		2.58		24

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	31

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO REALPATH® Blend 2035 Fund (Cont.)
Class A

07/01/2023 - 12/31/2023+	$13.00	$0.20	$0.47	$0.67	$(0.25)	$0.00	$(0.25)

06/30/2023	12.08	0.33	0.95	1.28	(0.20)	(0.16)	(0.36)

06/30/2022	14.55	0.32	(2.34)	(2.02)	(0.28)	(0.17)	(0.45)

06/30/2021	11.67	0.24	3.11	3.35	(0.38)	(0.09)	(0.47)

06/30/2020	11.61	0.27	0.08	0.35	(0.27)	(0.02)	(0.29)

06/30/2019	11.61	0.26	0.39	0.65	(0.26)	(0.39)	(0.65)

PIMCO REALPATH® Blend 2040 Fund
Institutional Class

07/01/2023 - 12/31/2023+	$13.54	$0.23	$0.55	$0.78	$(0.27)	$0.00	$(0.27)

06/30/2023	12.40	0.37	1.15	1.52	(0.22)	(0.16)	(0.38)

06/30/2022	14.96	0.38	(2.42)	(2.04)	(0.35)	(0.17)	(0.52)

06/30/2021	11.68	0.30	3.46	3.76	(0.41)	(0.07)	(0.48)

06/30/2020	11.71	0.31	0.02	0.33	(0.34)	(0.02)	(0.36)

06/30/2019	11.71	0.32	0.38	0.70	(0.31)	(0.39)	(0.70)
Administrative Class

07/01/2023 -12/31/2023+	13.49	0.16	0.61	0.77	(0.05)	0.00	(0.05)

06/30/2023	12.37	0.33	1.15	1.48	(0.20)	(0.16)	(0.36)

06/30/2022	14.92	0.34	(2.40)	(2.06)	(0.32)	(0.17)	(0.49)

06/30/2021	11.65	0.26	3.46	3.72	(0.38)	(0.07)	(0.45)

06/30/2020	11.69	0.29	0.01	0.30	(0.32)	(0.02)	(0.34)

06/30/2019	11.69	0.28	0.39	0.67	(0.28)	(0.39)	(0.67)
Class A

07/01/2023 - 12/31/2023+	13.44	0.19	0.56	0.75	(0.24)	0.00	(0.24)

06/30/2023	12.32	0.31	1.14	1.45	(0.17)	(0.16)	(0.33)

06/30/2022	14.88	0.30	(2.39)	(2.09)	(0.30)	(0.17)	(0.47)

06/30/2021	11.62	0.22	3.45	3.67	(0.34)	(0.07)	(0.41)

06/30/2020	11.67	0.26	0.00	0.26	(0.29)	(0.02)	(0.31)

06/30/2019	11.67	0.26	0.38	0.64	(0.25)	(0.39)	(0.64)

PIMCO REALPATH® Blend 2045 Fund
Institutional Class

07/01/2023 - 12/31/2023+	$13.84	$0.22	$0.63	$0.85	$(0.26)	$0.00	$(0.26)

06/30/2023	12.54	0.35	1.31	1.66	(0.20)	(0.16)	(0.36)

06/30/2022	15.11	0.36	(2.42)	(2.06)	(0.32)	(0.19)	(0.51)

06/30/2021	11.58	0.29	3.69	3.98	(0.38)	(0.07)	(0.45)

06/30/2020	11.67	0.30	(0.04)	0.26	(0.33)	(0.02)	(0.35)

06/30/2019	11.79	0.31	0.37	0.68	(0.32)	(0.48)	(0.80)
Administrative Class

07/01/2023 - 12/31/2023+	13.77	0.15	0.68	0.83	(0.13)	0.00	(0.13)

06/30/2023	12.49	0.32	1.30	1.62	(0.18)	(0.16)	(0.34)

06/30/2022	15.06	0.32	(2.41)	(2.09)	(0.29)	(0.19)	(0.48)

06/30/2021	11.55	0.25	3.68	3.93	(0.35)	(0.07)	(0.42)

06/30/2020	11.65	0.28	(0.06)	0.22	(0.30)	(0.02)	(0.32)

06/30/2019	11.77	0.27	0.39	0.66	(0.30)	(0.48)	(0.78)
Class A

07/01/2023 - 12/31/2023+	13.73	0.19	0.63	0.82	(0.23)	0.00	(0.23)

06/30/2023	12.46	0.28	1.31	1.59	(0.16)	(0.16)	(0.32)

06/30/2022	15.05	0.29	(2.42)	(2.13)	(0.27)	(0.19)	(0.46)

06/30/2021	11.54	0.21	3.69	3.90	(0.32)	(0.07)	(0.39)

06/30/2020	11.64	0.24	(0.04)	0.20	(0.28)	(0.02)	(0.30)

06/30/2019	11.77	0.25	0.37	0.62	(0.27)	(0.48)	(0.75)

PIMCO REALPATH® Blend 2050 Fund
Institutional Class

07/01/2023 - 12/31/2023+	$14.07	$0.22	$0.67	$0.89	$(0.26)	$0.00	$(0.26)

06/30/2023	12.65	0.34	1.43	1.77	(0.19)	(0.16)	(0.35)

06/30/2022	15.28	0.36	(2.44)	(2.08)	(0.34)	(0.21)	(0.55)

06/30/2021	11.59	0.29	3.83	4.12	(0.36)	(0.07)	(0.43)

06/30/2020	11.74	0.29	(0.08)	0.21	(0.34)	(0.02)	(0.36)

06/30/2019	11.86	0.30	0.39	0.69	(0.31)	(0.50)	(0.81)

32	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$13.42	5.14%	$8,156	0.50	%*	0.51	%*	0.49	%*	0.50	%*	3.06	%*	3%

13.00	10.79	8,308	0.49		0.49		0.49		0.49		2.69		18

12.08	(14.46)	6,983	0.52	(f)	0.52	(f)	0.52	(f)	0.52	(f)	2.29		17

14.55	28.97	7,914	0.54		0.55		0.54		0.55		1.80		21

11.67	2.95	6,109	0.56		0.57		0.56		0.57		2.36		34

11.61	6.15	5,062	0.56		0.57		0.56		0.57		2.33		24

$14.05	5.81%	$513,461	0.06	%*	0.07	%*	0.05	%*	0.06	%*	3.40	%*	3%

13.54	12.55	452,132	0.05		0.05		0.05		0.05		2.89		16

12.40	(14.20)	224,639	0.06		0.06		0.06		0.06		2.59		17

14.96	32.50	212,568	0.05		0.06		0.05		0.06		2.20		26

11.68	2.76	92,728	0.06		0.07		0.06		0.07		2.70		21

11.71	6.44	64,541	0.06		0.07		0.06		0.07		2.81		29

14.21	5.73	343	0.31	*	0.32	*	0.30	*	0.31	*	2.40	*	3

13.49	12.16	20,516	0.30		0.30		0.30		0.30		2.61		16

12.37	(14.33)	19,014	0.31		0.31		0.31		0.31		2.32		17

14.92	32.21	21,456	0.30		0.31		0.30		0.31		1.90		26

11.65	2.45	16,746	0.31		0.32		0.31		0.32		2.52		21

11.69	6.21	12,386	0.31		0.32		0.31		0.32		2.48		29

13.95	5.63	8,697	0.51	*	0.52	*	0.50	*	0.51	*	2.92	*	3

13.44	12.00	8,655	0.50		0.50		0.50		0.50		2.40		16

12.32	(14.58)	7,441	0.53	(f)	0.53	(f)	0.53	(f)	0.53	(f)	2.08		17

14.88	31.91	9,024	0.55		0.56		0.55		0.56		1.66		26

11.62	2.17	7,914	0.56		0.57		0.56		0.57		2.22		21

11.67	5.99	7,869	0.56		0.57		0.56		0.57		2.28		29

$14.43	6.16%	$501,984	0.06	%*	0.07	%*	0.05	%*	0.06	%*	3.27	%*	2%

13.84	13.48	426,393	0.05		0.05		0.05		0.05		2.68		11

12.54	(14.23)	207,869	0.06		0.06		0.06		0.06		2.47		13

15.11	34.67	200,184	0.05		0.06		0.05		0.06		2.13		22

11.58	2.16	91,173	0.06		0.07		0.06		0.07		2.59		16

11.67	6.45	69,426	0.06		0.07		0.06		0.07		2.70		16

14.47	6.07	725	0.31	*	0.32	*	0.30	*	0.31	*	2.25	*	2

13.77	13.17	25,901	0.30		0.30		0.30		0.30		2.47		11

12.49	(14.45)	18,702	0.31		0.31		0.31		0.31		2.21		13

15.06	34.30	20,168	0.30		0.31		0.30		0.31		1.85		22

11.55	1.85	14,426	0.31		0.32		0.31		0.32		2.41		16

11.65	6.21	10,935	0.31		0.32		0.31		0.32		2.38		16

14.32	6.00	5,761	0.51	*	0.52	*	0.50	*	0.51	*	2.86	*	2

13.73	12.97	4,749	0.50		0.50		0.50		0.50		2.19		11

12.46	(14.69)	3,967	0.53	(f)	0.53	(f)	0.53	(f)	0.53	(f)	1.97		13

15.05	34.03	4,593	0.55		0.56		0.55		0.56		1.57		22

11.54	1.64	3,658	0.56		0.57		0.56		0.57		2.08		16

11.64	5.88	4,280	0.56		0.57		0.56		0.57		2.15		16

$14.70	6.37%	$475,821	0.06	%*	0.07	%*	0.05	%*	0.06	%*	3.18	%*	3%

14.07	14.23	397,754	0.05		0.05		0.05		0.05		2.55		9

12.65	(14.29)	206,038	0.06		0.06		0.06		0.06		2.43		9

15.28	35.82	200,851	0.05		0.06		0.05		0.06		2.08		19

11.59	1.66	103,972	0.06		0.07		0.06		0.07		2.53		20

11.74	6.54	84,302	0.06		0.07		0.06		0.07		2.64		16

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	33

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO REALPATH® Blend 2050 Fund (Cont.)
Administrative Class

07/01/2023 - 12/31/2023+	$13.99	$0.15	$0.72	$0.87	$(0.04)	$0.00	$(0.04)

06/30/2023	12.59	0.29	1.43	1.72	(0.16)	(0.16)	(0.32)

06/30/2022	15.23	0.32	(2.43)	(2.11)	(0.32)	(0.21)	(0.53)

06/30/2021	11.56	0.24	3.83	4.07	(0.33)	(0.07)	(0.40)

06/30/2020	11.71	0.27	(0.09)	0.18	(0.31)	(0.02)	(0.33)

06/30/2019	11.84	0.27	0.39	0.66	(0.29)	(0.50)	(0.79)
Class A

07/01/2023 - 12/31/2023+	13.90	0.20	0.66	0.86	(0.24)	0.00	(0.24)

06/30/2023	12.51	0.27	1.43	1.70	(0.15)	(0.16)	(0.31)

06/30/2022	15.16	0.29	(2.43)	(2.14)	(0.30)	(0.21)	(0.51)

06/30/2021	11.51	0.21	3.81	4.02	(0.30)	(0.07)	(0.37)

06/30/2020	11.67	0.23	(0.08)	0.15	(0.29)	(0.02)	(0.31)

06/30/2019	11.80	0.24	0.39	0.63	(0.26)	(0.50)	(0.76)

PIMCO REALPATH® Blend 2055 Fund
Institutional Class

07/01/2023 - 12/31/2023+	$14.27	$0.23	$0.70	$0.93	$(0.26)	$(0.02)	$(0.28)

06/30/2023	12.75	0.34	1.50	1.84	(0.19)	(0.13)	(0.32)

06/30/2022	15.33	0.37	(2.48)	(2.11)	(0.30)	(0.17)	(0.47)

06/30/2021	11.59	0.29	3.87	4.16	(0.38)	(0.04)	(0.42)

06/30/2020	11.79	0.29	(0.12)	0.17	(0.36)	(0.01)	(0.37)

06/30/2019	11.74	0.31	0.37	0.68	(0.21)	(0.42)	(0.63)
Administrative Class

07/01/2023 - 12/31/2023+	14.22	0.14	0.75	0.89	(0.05)	(0.02)	(0.07)

06/30/2023	12.71	0.31	1.49	1.80	(0.16)	(0.13)	(0.29)

06/30/2022	15.31	0.33	(2.48)	(2.15)	(0.28)	(0.17)	(0.45)

06/30/2021	11.58	0.25	3.87	4.12	(0.35)	(0.04)	(0.39)

06/30/2020	11.78	0.28	(0.13)	0.15	(0.34)	(0.01)	(0.35)

06/30/2019	11.75	0.29	0.35	0.64	(0.19)	(0.42)	(0.61)
Class A

07/01/2023 - 12/31/2023+	14.12	0.20	0.68	0.88	(0.23)	(0.02)	(0.25)

06/30/2023	12.64	0.26	1.50	1.76	(0.15)	(0.13)	(0.28)

06/30/2022	15.24	0.29	(2.45)	(2.16)	(0.27)	(0.17)	(0.44)

06/30/2021	11.53	0.21	3.86	4.07	(0.32)	(0.04)	(0.36)

06/30/2020	11.73	0.23	(0.12)	0.11	(0.30)	(0.01)	(0.31)

06/30/2019	11.69	0.24	0.38	0.62	(0.16)	(0.42)	(0.58)

PIMCO REALPATH® Blend 2060 Fund
Institutional Class

07/01/2023 - 12/31/2023+	$11.08	$0.18	$0.58	$0.76	$(0.16)	$0.00	$(0.16)

06/30/2023	9.84	0.26	1.16	1.42	(0.12)	(0.06)	(0.18)

06/30/2022	12.47	0.30	(1.85)	(1.55)	(0.27)	(0.81)	(1.08)

06/30/2021	9.35	0.24	3.12	3.36	(0.24)	0.00	(0.24)

12/31/2019 - 06/30/2020	10.00	0.09	(0.74)	(0.65)	0.00	0.00	0.00
Administrative Class

07/01/2023 - 12/31/2023+	11.04	0.09	0.63	0.72	(0.04)	0.00	(0.04)

06/30/2023	9.80	0.24	1.16	1.40	(0.10)	(0.06)	(0.16)

06/30/2022	12.45	0.29	(1.87)	(1.58)	(0.26)	(0.81)	(1.07)

06/30/2021	9.33	0.24	3.10	3.34	(0.22)	0.00	(0.22)

12/31/2019 - 06/30/2020	10.00	0.08	(0.75)	(0.67)	0.00	0.00	0.00
Class A

07/01/2023 - 12/31/2023+	10.99	0.14	0.58	0.72	(0.13)	0.00	(0.13)

06/30/2023	9.78	0.20	1.16	1.36	(0.09)	(0.06)	(0.15)

06/30/2022	12.43	0.24	(1.84)	(1.60)	(0.24)	(0.81)	(1.05)

06/30/2021	9.32	0.20	3.11	3.31	(0.20)	0.00	(0.20)

12/31/2019 - 06/30/2020	10.00	0.08	(0.76)	(0.68)	0.00	0.00	0.00

PIMCO REALPATH® Blend 2065 Fund
Institutional Class

07/01/2023 - 12/31/2023+	$11.21	$0.19	$0.53	$0.72	$(0.13)	$(0.02)	$(0.15)

12/30/2022 - 06/30/2023	10.00	0.12	1.11	1.23	(0.02)	0.00	(0.02)

34	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$14.82	6.26%	$137	0.31	%*	0.32	%*	0.30	%*	0.31	%*	2.10	%*	3%

13.99	13.93	18,106	0.30		0.30		0.30		0.30		2.25		9

12.59	(14.50)	19,530	0.31		0.31		0.31		0.31		2.15		9

15.23	35.44	22,454	0.30		0.31		0.30		0.31		1.78		19

11.56	1.43	17,960	0.31		0.32		0.31		0.32		2.32		20

11.71	6.22	17,027	0.31		0.32		0.31		0.32		2.34		16

14.52	6.17	7,087	0.51	*	0.52	*	0.50	*	0.51	*	2.85	*	3

13.90	13.78	4,854	0.50		0.50		0.50		0.50		2.08		9

12.51	(14.73)	3,704	0.53	(f)	0.53	(f)	0.53	(f)	0.53	(f)	1.93		9

15.16	35.11	4,896	0.55		0.56		0.55		0.56		1.51		19

11.51	1.16	4,101	0.56		0.57		0.56		0.57		2.03		20

11.67	5.99	4,520	0.56		0.57		0.56		0.57		2.09		16

$14.92	6.59%	$373,166	0.06	%*	0.07	%*	0.05	%*	0.06	%*	3.20	%*	1%

14.27	14.69	289,834	0.05		0.05		0.05		0.05		2.51		8

12.75	(14.32)	145,097	0.06		0.06		0.06		0.06		2.47		9

15.33	36.15	122,612	0.06		0.06		0.06		0.06		2.11		14

11.59	1.33	51,061	0.07		0.07		0.06		0.06		2.49		28

11.79	6.41	32,098	0.06		0.07		0.06		0.07		2.76		51

15.04	6.30	104	0.31	*	0.32	*	0.30	*	0.31	*	1.96	*	1

14.22	14.45	15,324	0.30		0.30		0.30		0.30		2.32		8

12.71	(14.57)	8,409	0.31		0.31		0.31		0.31		2.21		9

15.31	35.81	7,860	0.31		0.31		0.31		0.31		1.81		14

11.58	1.15	4,828	0.32		0.32		0.31		0.31		2.46		28

11.78	6.02	605	0.31		0.32		0.31		0.32		2.58		51

14.75	6.31	4,437	0.51	*	0.52	*	0.50	*	0.51	*	2.81	*	1

14.12	14.14	3,320	0.50		0.50		0.50		0.50		1.99		8

12.64	(14.73)	2,622	0.53	(f)	0.53	(f)	0.53	(f)	0.53	(f)	1.92		9

15.24	35.46	3,159	0.56		0.56		0.56		0.56		1.52		14

11.53	0.85	2,684	0.57		0.57		0.56		0.56		1.98		28

11.73	5.86	2,758	0.56		0.57		0.56		0.57		2.11		51

$11.68	6.86%	$121,408	0.05	%*	0.06	%*	0.05	%*	0.06	%*	3.22	%*	1%

11.08	14.69	84,966	0.05		0.05		0.05		0.05		2.52		11

9.84	(13.93)	22,421	0.06		0.06		0.06		0.06		2.60		50

12.47	36.18	11,451	0.06		0.07		0.06		0.07		2.10		20

9.35	(6.50)	2,817	0.05	*	2.52	*	0.05	*	2.52	*	1.95	*	12

11.72	6.57	69	0.30	*	0.31	*	0.30	*	0.31	*	1.74	*	1

11.04	14.53	1,209	0.30		0.30		0.30		0.30		2.31		11

9.80	(14.19)	364	0.31		0.31		0.31		0.31		2.60		50

12.45	36.00	62	0.31		0.32		0.31		0.32		2.07		20

9.33	(6.70)	9	0.30	*	2.77	*	0.30	*	2.77	*	1.69	*	12

11.58	6.60	812	0.50	*	0.51	*	0.50	*	0.51	*	2.54	*	1

10.99	14.09	802	0.50		0.50		0.50		0.50		1.99		11

9.78	(14.32)	536	0.53	(f)	0.53	(f)	0.53	(f)	0.53	(f)	2.05		50

12.43	35.70	834	0.56		0.57		0.56		0.57		1.72		20

9.32	(6.80)	29	0.55	*	3.02	*	0.55	*	3.02	*	1.70	*	12

$11.78	6.49%	$10,481	0.06	%*	0.06	%*	0.06	%*	0.06	%*	3.35	%*	3%

11.21	12.29	4,889	0.05	*	3.49	*	0.05	*	3.49	*	2.21	*	8

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	35

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO REALPATH® Blend 2065 Fund (Cont.)
Administrative Class

07/01/2023 - 12/31/2023+	$11.20	$0.15	$0.56	$0.71	$(0.12)	$(0.02)	$(0.14)

12/30/2022 - 06/30/2023	10.00	0.09	1.12	1.21	(0.01)	0.00	(0.01)
Class A

07/01/2023 - 12/31/2023+	11.19	0.14	0.56	0.70	(0.11)	(0.02)	(0.13)

12/30/2022 - 06/30/2023	10.00	0.08	1.12	1.20	(0.01)	0.00	(0.01)

PIMCO REALPATH® Blend Income Fund
Institutional Class

07/01/2023 - 12/31/2023+	$11.00	$0.23	$0.22	$0.45	$(0.26)	$0.00	$(0.26)

06/30/2023	10.81	0.45	0.18	0.63	(0.34)	(0.10)	(0.44)

06/30/2022	12.92	0.43	(2.04)	(1.61)	(0.37)	(0.13)	(0.50)

06/30/2021	11.58	0.36	1.84	2.20	(0.68)	(0.18)	(0.86)

06/30/2020	11.28	0.35	0.34	0.69	(0.39)	0.00	(0.39)

06/30/2019	10.92	0.37	0.34	0.71	(0.35)	0.00	(0.35)
Administrative Class

07/01/2023 - 12/31/2023+	11.00	0.20	0.24	0.44	(0.18)	0.00	(0.18)

06/30/2023	10.81	0.43	0.17	0.60	(0.31)	(0.10)	(0.41)

06/30/2022	12.93	0.40	(2.05)	(1.65)	(0.34)	(0.13)	(0.47)

06/30/2021	11.59	0.33	1.84	2.17	(0.65)	(0.18)	(0.83)

06/30/2020	11.28	0.33	0.34	0.67	(0.36)	0.00	(0.36)

06/30/2019	10.92	0.33	0.35	0.68	(0.32)	0.00	(0.32)
Class A

07/01/2023 - 12/31/2023+	10.92	0.20	0.22	0.42	(0.24)	0.00	(0.24)

06/30/2023	10.73	0.40	0.18	0.58	(0.29)	(0.10)	(0.39)

06/30/2022	12.84	0.37	(2.03)	(1.66)	(0.32)	(0.13)	(0.45)

06/30/2021	11.53	0.30	1.82	2.12	(0.63)	(0.18)	(0.81)

06/30/2020	11.24	0.32	0.32	0.64	(0.35)	0.00	(0.35)

06/30/2019	10.88	0.32	0.34	0.66	(0.30)	0.00	(0.30)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(f)	Effective November 1, 2021, the Class’s Supervisory and Administrative fees was decreased by 0.05% to an annual rate of 0.22%.

36	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.77	6.37%	$119	0.31	%*	0.31	%*	0.31	%*	0.31	%*	2.69	%*	3%

11.20	12.14	112	0.30	*	3.74	*	0.30	*	3.74	*	1.68	*	8

11.76	6.32	200	0.51	*	0.51	*	0.51	*	0.51	*	2.52	*	3

11.19	11.99	112	0.50	*	3.94	*	0.50	*	3.94	*	1.48	*	8

$11.19	4.13%	$321,165	0.04	%*	0.05	%*	0.03	%*	0.04	%*	4.19	%*	6%

11.00	6.01	297,254	0.03		0.03		0.03		0.03		4.14		29

10.81	(12.98)	170,997	0.03		0.04		0.03		0.04		3.49		18

12.92	19.37	191,873	0.03		0.04		0.03		0.04		2.88		17

11.58	6.16	106,005	0.04		0.05		0.04		0.05		3.08		52

11.28	6.70	21,432	0.04		0.05		0.04		0.05		3.41		64

11.26	4.04	961	0.29	*	0.30	*	0.28	*	0.29	*	3.60	*	6

11.00	5.76	27,488	0.28		0.28		0.28		0.28		3.97		29

10.81	(13.25)	25,098	0.28		0.29		0.28		0.29		3.23		18

12.93	19.09	31,198	0.28		0.29		0.28		0.29		2.67		17

11.59	6.02	29,547	0.29		0.30		0.29		0.30		2.93		52

11.28	6.44	11,586	0.29		0.30		0.29		0.30		3.08		64

11.10	3.84	18,877	0.49	*	0.50	*	0.48	*	0.49	*	3.70	*	6

10.92	5.59	21,344	0.48		0.48		0.48		0.48		3.70		29

10.73	(13.41)	28,738	0.50	(f)	0.51	(f)	0.50	(f)	0.51	(f)	3.03		18

12.84	18.71	30,699	0.53		0.54		0.53		0.54		2.39		17

11.53	5.71	16,501	0.54		0.55		0.54		0.55		2.82		52

11.24	6.25	7,204	0.54		0.55		0.54		0.55		2.92		64

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	37

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund

Assets:

Investments, at value
Investments in securities*	$182,138	$316,936	$380,358	$389,943
Investments in Affiliates	265,487	266,947	207,627	144,732
Financial Derivative Instruments
Exchange-traded or centrally cleared	974	1,220	0	0
Over the counter	1	1	0	0
Cash	0	0	0	1
Receivable for investments sold	16,494	10,256	8,064	7,708
Receivable for investments in Affiliates sold	1,811	0	0	0
Receivable for Fund shares sold	191	1,095	1,247	673
Interest and/or dividends receivable	0	0	0	1
Dividends receivable from Affiliates	701	662	536	384
Reimbursement receivable from PIMCO	8	9	9	8
Total Assets	467,805	597,126	597,841	543,450

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$3	$4	$0	$0
Over the counter	93	115	110	108
Payable for investments purchased	0	0	787	275
Payable for investments in Affiliates purchased	14,751	17,102	11,189	11,755
Deposits from counterparty	1,545	1,987	2,067	2,077
Payable for Fund shares redeemed	532	5,179	450	6,707
Overdraft due to custodian	0	0	0	0
Accrued investment advisory fees	4	5	10	14
Accrued supervisory and administrative fees	9	11	11	11
Accrued servicing fees	1	2	2	2
Total Liabilities	16,938	24,405	14,626	20,949

Commitments and contingent liabilities^

Net Assets	$450,867	$572,721	$583,215	$522,501

Net Assets Consist of:

Paid in capital	$449,952	$551,020	$543,269	$472,567
Distributable earnings (accumulated loss)	915	21,701	39,946	49,934

Net Assets	$450,867	$572,721	$583,215	$522,501

Cost of investments in securities	$151,094	$266,114	$324,953	$329,838
Cost of investments in Affiliates	$289,091	$289,466	$221,052	$153,674
Cost or premiums of financial derivative instruments, net	$2,166	$2,667	$(4)	$(1)

* Includes repurchase agreements of:	$1,256	$1,340	$931	$2,150

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.

38	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2023	(Unaudited)

PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend 2065 Fund	PIMCO REALPATH® Blend Income Fund

$415,540	$421,952	$338,653	$110,501	$9,801	$127,917
98,267	64,756	43,807	10,879	832	210,598

0	0	0	0	0	741
0	0	0	0	0	1
1	0	1	394	235	0
6,560	5,305	2,041	1,152	53	2,677
0	0	0	0	0	1,685
716	546	509	436	83	1,418
1	1	1	0	0	1
281	202	143	33	3	596
8	7	5	2	0	6
521,374	492,769	385,160	123,397	11,007	345,640

$0	$0	$0	$0	$0	$3
107	93	74	23	2	69
1,608	1,533	3,691	487	185	0
7,743	3,981	1,523	310	18	1,388
2,087	1,826	1,445	281	0	1,114
1,335	1,374	702	2	1	2,047
0	894	0	0	0	0
13	12	10	3	1	3
10	9	7	2	0	9
1	2	1	0	0	4
12,904	9,724	7,453	1,108	207	4,637

$508,470	$483,045	$377,707	$122,289	$10,800	$341,003

$451,361	$419,702	$336,607	$111,356	$9,821	$347,815
57,109	63,343	41,100	10,933	979	(6,812)

$508,470	$483,045	$377,707	$122,289	$10,800	$341,003

$354,873	$358,077	$298,195	$100,537	$8,951	$102,801
$103,796	$68,431	$45,634	$11,000	$823	$233,343
$(1)	$(1)	$0	$1	$0	$1,684

$2,141	$2,155	$3,799	$0	$0	$749

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	39

Statements of Assets and Liabilities	(Cont.)

	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund

Net Assets:

Institutional Class	$444,527	$563,393	$574,845	$513,461
Administrative Class	485	622	214	343
Class A	5,855	8,706	8,156	8,697

Shares Issued and Outstanding:

Institutional Class	37,747	44,920	42,831	36,534
Administrative Class	41	49	16	24
Class A	499	698	608	623

Net Asset Value Per Share Outstanding(a):

Institutional Class	$11.78	$12.54	$13.42	$14.05
Administrative Class	11.88	12.62	13.59	14.21
Class A	11.73	12.47	13.42	13.95

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

40	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2023	(Unaudited)

PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend 2065 Fund	PIMCO REALPATH® Blend Income Fund

$501,984	$475,821	$373,166	$121,408	$10,481	$321,165
725	137	104	69	119	961
5,761	7,087	4,437	812	200	18,877

34,779	32,362	25,014	10,396	890	28,697
50	9	7	6	10	85
402	488	301	70	17	1,701

$14.43	$14.70	$14.92	$11.68	$11.78	$11.19
14.47	14.82	15.04	11.72	11.77	11.26
14.32	14.52	14.75	11.58	11.76	11.10

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	41

Statements of Operations

Six Months Ended December 31, 2023 (Unaudited)
(Amounts in thousands†)	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund

Investment Income:

Interest	$30	$38	$33	$36
Dividends	2,961	4,672	5,398	5,444
Dividends from Investments in Affiliates	5,878	5,610	4,358	2,947
Total Income	8,869	10,320	9,789	8,427

Expenses:

Investment advisory fees	22	27	54	74
Supervisory and administrative fees	49	63	62	57
Distribution and/or servicing fees - Administrative Class	18	18	22	14
Distribution and/or servicing fees - Class A	7	10	10	10
Trustee fees	14	18	17	16
Interest expense	12	19	19	19
Expense reimbursements recouped	11	13	13	12
Organizational expense reimbursements recouped	0	0	0	0
Total Expenses	133	168	197	202
Waiver and/or Reimbursement by PIMCO	(14)	(18)	(17)	(16)
Net Expenses	119	150	180	186

Net Investment Income (Loss)	8,750	10,170	9,609	8,241

Net Realized Gain (Loss):

Investments in securities	1,553	963	80	147
Investments in Affiliates	(918)	(737)	(68)	(86)
Net capital gain distributions received from investments	998	1,793	2,213	2,270
Exchange-traded or centrally cleared financial derivative instruments	(672)	(804)	0	0
Over the counter financial derivative instruments	437	593	691	763

Net Realized Gain (Loss)	1,398	1,808	2,916	3,094

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	6,937	13,426	17,231	17,748
Investments in Affiliates	1,226	404	179	234
Exchange-traded or centrally cleared financial derivative instruments	(151)	(215)	0	0
Over the counter financial derivative instruments	140	148	138	113

Net Change in Unrealized Appreciation (Depreciation)	8,152	13,763	17,548	18,095

Net Increase (Decrease) in Net Assets Resulting from Operations	$18,300	$25,741	$30,073	$29,430

†	A zero balance may reflect actual amounts rounding to less than one thousand.

42	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend 2065 Fund	PIMCO REALPATH® Blend Income Fund

$34	$30	$24	$0	$0	$23
5,684	5,640	4,431	1,410	114	2,015
2,000	1,370	883	224	13	5,007
7,718	7,040	5,338	1,634	127	7,045

70	65	49	15	1	17
52	49	37	11	1	53
17	12	11	1	0	18
7	7	5	1	0	24
15	14	10	3	0	12
16	14	10	2	0	9
11	11	8	2	0	8
0	0	0	0	1	0
188	172	130	35	3	141
(15)	(14)	(10)	(3)	(0)	(11)
173	158	120	32	3	130

7,545	6,882	5,218	1,602	124	6,915

(62)	(126)	(114)	(7)	(9)	389
2	(5)	2	(1)	0	(1,197)
2,383	2,380	1,912	635	56	608
0	0	0	0	0	(580)
786	709	656	254	22	298

3,109	2,958	2,456	881	69	(482)

18,904	19,314	15,899	5,585	484	5,063
230	267	152	78	8	1,553
0	0	0	0	0	(66)
97	80	45	5	0	116

19,231	19,661	16,096	5,668	492	6,666

$29,885	$29,501	$23,770	$8,151	$685	$13,099

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	43

Statements of Changes in Net Assets

	PIMCO REALPATH® Blend 2025 Fund		PIMCO REALPATH® Blend 2030 Fund		PIMCO REALPATH® Blend 2035 Fund		PIMCO REALPATH® Blend 2040 Fund

(Amounts in thousands†)	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$8,750	$12,840	$10,170	$13,592	$9,609	$11,790	$8,241	$10,135
Net realized gain (loss)	1,398	(7,208)	1,808	(6,806)	2,916	(5,212)	3,094	(4,114)
Net change in unrealized appreciation (depreciation)	8,152	17,865	13,763	29,228	17,548	36,766	18,095	39,043

Net Increase (Decrease) in Net Assets Resulting from Operations	18,300	23,497	25,741	36,014	30,073	43,344	29,430	45,064

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(9,473)	(12,215)	(11,275)	(12,793)	(11,363)	(10,255)	(9,774)	(9,073)
Administrative Class	(162)	(1,131)	(118)	(1,130)	(139)	(873)	(76)	(546)
Class A	(115)	(230)	(158)	(287)	(148)	(222)	(150)	(211)

Total Distributions(b)	(9,750)	(13,576)	(11,551)	(14,210)	(11,650)	(11,350)	(10,000)	(9,830)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions*	4,436	183,825	13,730	245,358	34,891	249,537	21,768	194,975

Total Increase (Decrease) in Net Assets	12,986	193,746	27,920	267,162	53,314	281,531	41,198	230,209

Net Assets:

Beginning of period	437,881	244,135	544,801	277,639	529,901	248,370	481,303	251,094
End of period	$450,867	$437,881	$572,721	$544,801	$583,215	$529,901	$522,501	$481,303

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of the Fund was December 30, 2022.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

44	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO REALPATH® Blend 2045 Fund		PIMCO REALPATH® Blend 2050 Fund		PIMCO REALPATH® Blend 2055 Fund		PIMCO REALPATH® Blend 2060 Fund		PIMCO REALPATH® Blend 2065 Fund		PIMCO REALPATH® Blend Income Fund

Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Inception date through June 30, 2023(a)	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023

$7,545	$8,796	$6,882	$7,997	$5,218	$5,540	$1,602	$1,282	$124	$40	$6,915	$11,365
3,109	(2,216)	2,958	(1,573)	2,456	(739)	881	(364)	69	23	(482)	(6,684)

19,231	39,012	19,661	38,957	16,096	28,345	5,668	7,186	492	364	6,666	11,804

29,885	45,592	29,501	45,381	23,770	33,146	8,151	8,104	685	427	13,099	16,485

(8,743)	(7,723)	(8,236)	(7,070)	(6,809)	(4,594)	(1,563)	(783)	(125)	(5)	(7,271)	(8,780)
(92)	(518)	(56)	(534)	(52)	(230)	(3)	(12)	(1)	0	(173)	(936)
(91)	(109)	(108)	(97)	(74)	(67)	(9)	(10)	(2)	0	(407)	(874)

(8,926)	(8,350)	(8,400)	(7,701)	(6,935)	(4,891)	(1,575)	(805)	(128)	(5)	(7,851)	(10,590)

30,468	189,263	41,230	153,762	52,394	124,095	28,736	56,357	5,130	4,691	(10,331)	115,358

51,427	226,505	62,331	191,442	69,229	152,350	35,312	63,656	5,687	5,113	(5,083)	121,253

457,043	230,538	420,714	229,272	308,478	156,128	86,977	23,321	5,113	0	346,086	224,833

$508,470	$457,043	$483,045	$420,714	$377,707	$308,478	$122,289	$86,977	$10,800	$5,113	$341,003	$346,086

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	45

Schedule of Investments	PIMCO REALPATH® Blend 2025 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 40.4%

MUTUAL FUNDS 40.0%

Vanguard Developed Markets Index Fund ‘Institutional’	4,479,172	$	69,114

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	1,148,782		29,845

Vanguard Institutional Index Fund ‘Institutional’	195,867		77,070

Vanguard Small-Cap Index Fund ‘Institutional’	42,514		4,345

Total Mutual Funds (Cost $149,329)			180,374

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (d) 0.3%
			1,256

U.S. TREASURY BILLS 0.1%
5.392% due 01/25/2024 - 02/29/2024 (a)(b)(e)	$512		508

Total Short-Term Instruments (Cost $1,765)			1,764

Total Investments in Securities (Cost $151,094)			182,138

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 58.9%

MUTUAL FUNDS (c) 55.2%

PIMCO Emerging Markets Local Currency and Bond Fund	2,394,003	$	14,412

PIMCO High Yield Fund	1,226,305		9,798

PIMCO Income Fund	6,256,911		66,448

PIMCO International Bond Fund (U.S. Dollar-Hedged)	1,274,372		12,578

PIMCO Long-Term Real Return Fund	3,621,261		45,773

PIMCO Long-Term U.S. Government Fund	1,572,330		23,553

PIMCO Real Return Fund	1,955,318		19,612

PIMCO Total Return Fund	6,530,295		56,487

Total Mutual Funds (Cost $272,280)			248,661

	SHARES			MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.7%

PIMCO Short-Term Floating NAV Portfolio III	1,729,798		$	16,826

Total Short-Term Instruments (Cost $16,811)				16,826

Total Investments in Affiliates (Cost $289,091)				265,487

Total Investments 99.3% (Cost $440,185)		$		447,625

Financial Derivative Instruments (f)(g) 0.2% (Cost or Premiums, net $2,166)				879

Other Assets and Liabilities, net 0.5%				2,363

Net Assets 100.0%		$		450,867

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	12/29/2023	01/02/2024	$1,256	U.S. Treasury Notes 4.875% due 11/30/2025	$(1,281)	$1,256	$1,256

Total Repurchase Agreements						$(1,281)	$1,256	$1,256

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,256	$0	$0	$1,256	$(1,281)	$(25)

Total Borrowings and Other Financing Transactions	$1,256	$0	$0

(e)

Securities with an aggregate market value of $206 have been pledged as collateral as of December 31, 2023 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

46	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2023	(Unaudited)

(f) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	3,150.000	03/15/2024	78	$8	$779	$12
Put - CBOE S&P 500	3,600.000	06/28/2024	85	9	542	141
Put - CBOE S&P 500	3,575.000	09/20/2024	93	9	555	263
Put - CBOE S&P 500	3,775.000	12/20/2024	97	10	564	558

Total Purchased Options					$2,440	$974

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	2,400.000	03/15/2024	78	$8	$(273)	$(3)

Total Written Options					$(273)	$(3)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$974	$0	$0	$974	$(3)	$0	$0	$(3)

(g) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	BCOMTR Index	1,091	5.380% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	$247	$0	$1	$1	$0
GST	Receive	BCOMTR Index	33,801	5.390% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	7,658	0	(24)	0	(24)
JPM	Receive	BCOMTR Index	5,925	5.380% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	1,342	(1)	(4)	0	(5)
MYI	Receive	FNRETR Index	50	5.710% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/10/2024	1,142	0	(10)	0	(10)
	Receive	FNRETR Index	187	5.700% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/17/2024	4,273	0	(18)	0	(18)
	Receive	FNRETR Index	382	5.670% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/11/2024	8,728	0	(36)	0	(36)

Total Swap Agreements								$(1)	$(91)	$1	$(93)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	47

Schedule of Investments	PIMCO REALPATH® Blend 2025 Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$1	$1	$0	$0	$0	$0	$1	$0	$1
GST	0	0	0	0	0	0	(24)	(24)	(24)	0	(24)
JPM	0	0	0	0	0	0	(5)	(5)	(5)	0	(5)
MYI	0	0	0	0	0	0	(64)	(64)	(64)	(1,540)	(1,604)

Total Over the Counter	$0	$0	$1	$1	$0	$0	$(93)	$(93)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$974	$0	$0	$974

Over the counter
Swap Agreements	$1	$0	$0	$0	$0	$1

	$1	$0	$974	$0	$0	$975

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$3	$0	$0	$3

Over the counter
Swap Agreements	$29	$0	$64	$0	$0	$93

	$29	$0	$67	$0	$0	$96

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,000)	$0	$0	$(1,000)
Written Options	0	0	328	0	0	328

	$0	$0	$(672)	$0	$0	$(672)

Over the counter
Swap Agreements	$(351)	$0	$788	$0	$0	$437

	$(351)	$0	$116	$0	$0	$(235)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$100	$0	$0	$100
Written Options	0	0	(251)	0	0	(251)

	$0	$0	$(151)	$0	$0	$(151)

Over the counter
Swap Agreements	$142	$0	$(2)	$0	$0	$140

	$142	$0	$(153)	$0	$0	$(11)

48	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2023	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Mutual Funds	$180,374	$0	$0	$180,374
Short-Term Instruments
Repurchase Agreements	0	1,256	0	1,256
U.S. Treasury Bills	0	508	0	508

	$180,374	$1,764	$0	$182,138

Investments in Affiliates, at Value
Mutual Funds	248,661	0	0	248,661
Short-Term Instruments
Central Funds Used for Cash Management Purposes	16,826	0	0	16,826

	$265,487	$0	$0	$265,487

Total Investments	$445,861	$1,764	$0	$447,625

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$974	$0	$974
Over the counter	0	1	0	1

	$0	$975	$0	$975

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(3)	0	(3)
Over the counter	0	(93)	0	(93)

	$0	$(96)	$0	$(96)

Total Financial Derivative Instruments	$0	$879	$0	$879

Totals	$445,861	$2,643	$0	$448,504

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	49

Schedule of Investments	PIMCO REALPATH® Blend 2030 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 55.3%

MUTUAL FUNDS 54.9%

Vanguard Developed Markets Index Fund ‘Institutional’	4,438,721	$107,017

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	1,861,634	48,365

Vanguard Institutional Index Fund ‘Institutional’	378,739	149,023

Vanguard Small-Cap Index Fund ‘Institutional’	101,298	10,352

Total Mutual Funds (Cost $263,935)		314,757

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (d) 0.2%
		1,340

U.S. TREASURY BILLS 0.2%
5.431% due 01/11/2024 - 02/29/2024 (a)(b)(e)	$842	839

Total Short-Term Instruments (Cost $2,179)		2,179

Total Investments in Securities (Cost $266,114)		316,936

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 46.6%

MUTUAL FUNDS (c) 41.8%

PIMCO Emerging Markets Local Currency and Bond Fund	2,484,092	$14,954

PIMCO High Yield Fund	1,219,292	9,742

PIMCO Income Fund	5,268,944	55,956

PIMCO International Bond Fund (U.S. Dollar-Hedged)	1,060,717	10,469

PIMCO Long-Term Real Return Fund	4,137,731	52,301

PIMCO Long-Term U.S. Government Fund	2,071,614	31,033

PIMCO Real Return Fund	1,867,977	18,736

PIMCO Total Return Fund	5,327,191	46,081

Total Mutual Funds (Cost $261,810)		239,272

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.8%

PIMCO Short-Term Floating NAV Portfolio III	2,845,215	$27,675

Total Short-Term Instruments (Cost $27,656)		27,675

Total Investments in Affiliates (Cost $289,466)		266,947

Total Investments 101.9% (Cost $555,580)		$583,883

Financial Derivative Instruments (f)(g) 0.2% (Cost or Premiums, net $2,667)		1,102

Other Assets and Liabilities, net (1.9)%		(12,264)

Net Assets 100.0%		$572,721

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	12/29/2023	01/02/2024	$1,340	U.S. Treasury Notes 4.875% due 11/30/2025	$(1,367)	$1,340	$1,340

Total Repurchase Agreements						$(1,367)	$1,340	$1,340

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,340	$0	$0	$1,340	$(1,367)	$(27)

Total Borrowings and Other Financing Transactions	$1,340	$0	$0

(e)

Securities with an aggregate market value of $212 have been pledged as collateral as of December 31, 2023 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

50	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2023	(Unaudited)

(f) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	3,150.000	03/15/2024	91	$9	$909	$14
Put - CBOE S&P 500	3,600.000	06/28/2024	106	11	675	176
Put - CBOE S&P 500	3,575.000	09/20/2024	116	12	693	328
Put - CBOE S&P 500	3,775.000	12/20/2024	122	12	709	702

Total Purchased Options					$2,986	$1,220

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	2,400.000	03/15/2024	91	$9	$(318)	$(4)

Total Written Options					$(318)	$(4)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value		Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options		Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$1,220	$0	$0	$1,220		$(4)	$0	$0		$(4)

(g) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	BCOMTR Index	1,519	5.380% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	$344	$0	$1	$1	$0
GST	Receive	BCOMTR Index	34,861	5.390% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	7,898	0	(24)	0	(24)
JPM	Receive	BCOMTR Index	8,699	5.380% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	1,971	(1)	(7)	0	(8)
MEI	Receive	BCOMTR Index	1,522	5.380% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	345	0	(1)	0	(1)
MYI	Receive	FNRETR Index	41	5.710% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/10/2024	937	0	(9)	0	(9)
	Receive	FNRETR Index	254	5.700% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/17/2024	5,803	0	(24)	0	(24)
	Receive	FNRETR Index	516	5.670% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/11/2024	11,789	0	(49)	0	(49)

Total Swap Agreements								$(1)	$(113)	$1	$(115)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	51

Schedule of Investments	PIMCO REALPATH® Blend 2030 Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$1	$1	$0	$0	$0	$0	$1	$0	$1
GST	0	0	0	0	0	0	(24)	(24)	(24)	0	(24)
JPM	0	0	0	0	0	0	(8)	(8)	(8)	0	(8)
MEI	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
MYI	0	0	0	0	0	0	(82)	(82)	(82)	(1,980)	(2,062)

Total Over the Counter	$0	$0	$1	$1	$0	$0	$(115)	$(115)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$1,220	$0	$0	$1,220

Over the counter
Swap Agreements	$1	$0	$0	$0	$0	$1

	$1	$0	$1,220	$0	$0	$1,221

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$4	$0	$0	$4

Over the counter
Swap Agreements	$33	$0	$82	$0	$0	$115

	$33	$0	$86	$0	$0	$119

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,194)	$0	$0	$(1,194)
Written Options	0	0	390	0	0	390

	$0	$0	$(804)	$0	$0	$(804)

Over the counter
Swap Agreements	$(392)	$0	$985	$0	$0	$593

	$(392)	$0	$181	$0	$0	$(211)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$85	$0	$0	$85
Written Options	0	0	(300)	0	0	(300)

	$0	$0	$(215)	$0	$0	$(215)

Over the counter
Swap Agreements	$152	$0	$(4)	$0	$0	$148

	$152	$0	$(219)	$0	$0	$(67)

52	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2023	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Mutual Funds	$314,757	$0	$0	$314,757
Short-Term Instruments
Repurchase Agreements	0	1,340	0	1,340
U.S. Treasury Bills	0	839	0	839

	$314,757	$2,179	$0	$316,936

Investments in Affiliates, at Value
Mutual Funds	239,272	0	0	239,272
Short-Term Instruments
Central Funds Used for Cash Management Purposes	27,675	0	0	27,675

	$266,947	$0	$0	$266,947

Total Investments	$581,704	$2,179	$0	$583,883

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$1,220	$0	$1,220
Over the counter	0	1	0	1

	$0	$1,221	$0	$1,221

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(4)	0	(4)
Over the counter	0	(115)	0	(115)

	$0	$(119)	$0	$(119)

Total Financial Derivative Instruments	$0	$1,102	$0	$1,102

Totals	$581,704	$3,281	$0	$584,985

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	53

Schedule of Investments	PIMCO REALPATH® Blend 2035 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 65.3%

MUTUAL FUNDS 65.0%

Vanguard Developed Markets Index Fund ‘Institutional’	5,068,533	$	122,202

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	2,082,345		54,099

Vanguard Institutional Index Fund ‘Institutional’	474,373		186,652

Vanguard Small-Cap Index Fund ‘Institutional’	155,798		15,921

Total Mutual Funds (Cost $323,469)			378,874

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (d) 0.2%
			931

U.S. TREASURY BILLS 0.1%
5.385% due 01/25/2024 - 02/29/2024 (a)(b)	$557		553

Total Short-Term Instruments (Cost $1,484)			1,484

Total Investments in Securities (Cost $324,953)			380,358

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 35.5%

MUTUAL FUNDS (c) 30.5%

PIMCO Emerging Markets Local Currency and Bond Fund	1,971,375	$	11,868

PIMCO High Yield Fund	864,687		6,909

PIMCO Income Fund	3,867,037		41,068

PIMCO International Bond Fund (U.S. Dollar-Hedged)	741,093		7,315

PIMCO Long-Term Real Return Fund	3,101,459		39,202

PIMCO Long-Term U.S. Government Fund	1,606,308		24,063

PIMCO Real Return Fund	1,381,599		13,857

PIMCO Total Return Fund	3,937,229		34,057

Total Mutual Funds (Cost $191,789)			178,339

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.0%

PIMCO Short-Term Floating NAV Portfolio III	3,011,039	$29,288

Total Short-Term Instruments (Cost $29,262)		29,288

Total Investments in Affiliates (Cost $221,052)		207,627

Total Investments 100.8% (Cost $546,005)		$587,985

Financial Derivative Instruments (e) (0.0)% (Cost or Premiums, net $(4))		(110)

Other Assets and Liabilities, net (0.8)%		(4,660)

Net Assets 100.0%		$583,215

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	12/29/2023	01/02/2024	$931	U.S. Treasury Notes 4.875% due 11/30/2025	$(950)	$931	$931

Total Repurchase Agreements						$(950)	$931	$931

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$931	$0	$0	$931	$(950)	$(19)

Total Borrowings and Other Financing Transactions	$931	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

54	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2023	(Unaudited)

(e) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability

GST	Receive	BCOMTR Index	34,205	5.390% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	$7,749	$0	$(24)	$0	$(24)

JPM	Receive	BCOMTR Index	6,205	5.380% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	1,406	(4)	3	0	(1)

MYI	Receive	FNRETR Index	85	5.710% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/10/2024	1,942	0	(14)	0	(14)

	Receive	FNRETR Index	191	5.700% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/17/2024	4,364	0	(18)	0	(18)

	Receive	FNRETR Index	563	5.670% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/11/2024	12,863	0	(53)	0	(53)

Total Swap Agreements								$(4)	$(106)	$0	$(110)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
GST	$0	$0	$0	$0	$0	$0	$(24)	$(24)	$(24)	$0	$(24)
JPM	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
MYI	0	0	0	0	0	0	(85)	(85)	(85)	(2,060)	(2,145)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(110)	$(110)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$25	$0	$85	$0	$0	$110

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	55

Schedule of Investments	PIMCO REALPATH® Blend 2035 Fund	(Cont.)	December 31, 2023	(Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(364)	$0	$1,055	$0	$0	$691

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$145	$0	$(7)	$0	$0	$138

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Mutual Funds	$378,874	$0	$0	$378,874
Short-Term Instruments
Repurchase Agreements	0	931	0	931
U.S. Treasury Bills	0	553	0	553

	$378,874	$1,484	$0	$380,358

Investments in Affiliates, at Value
Mutual Funds	178,339	0	0	178,339
Short-Term Instruments
Central Funds Used for Cash Management Purposes	29,288	0	0	29,288

	$207,627	$0	$0	$207,627

Total Investments	$586,501	$1,484	$0	$587,985

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(110)	$0	$(110)

Total Financial Derivative Instruments	$0	$(110)	$0	$(110)

Totals	$586,501	$1,374	$0	$587,875

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

56	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO REALPATH® Blend 2040 Fund	December 31, 2023	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 74.6%

MUTUAL FUNDS 74.2%

Vanguard Developed Markets Index Fund ‘Institutional’	5,190,217	$	125,136

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	1,976,921		51,360

Vanguard Institutional Index Fund ‘Institutional’	497,551		195,771

Vanguard Small-Cap Index Fund ‘Institutional’	151,930		15,526

Total Mutual Funds (Cost $327,688)			387,793

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (b) 0.4%
			2,150

Total Short-Term Instruments (Cost $2,150)			2,150

Total Investments in Securities (Cost $329,838)			389,943

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 27.7%

MUTUAL FUNDS (a) 21.9%

PIMCO Emerging Markets Local Currency and Bond Fund	1,470,463	$	8,852

PIMCO High Yield Fund	408,342		3,263

PIMCO Income Fund	2,648,129		28,123

PIMCO International Bond Fund (U.S. Dollar-Hedged)	576,269		5,688

PIMCO Long-Term Real Return Fund	1,952,439		24,679

PIMCO Long-Term U.S. Government Fund	827,805		12,401

PIMCO Real Return Fund	676,387		6,784

PIMCO Total Return Fund	2,866,036		24,791

Total Mutual Funds (Cost $123,544)			114,581

	SHARES			MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.8%

PIMCO Short-Term Floating NAV Portfolio III	3,099,739		$	30,151

Total Short-Term Instruments (Cost $30,130)				30,151

Total Investments in Affiliates (Cost $153,674)				144,732

Total Investments 102.3% (Cost $483,512)		$		534,675

Financial Derivative Instruments (c) (0.0)% (Cost or Premiums, net $(1))				(108)

Other Assets and Liabilities, net (2.3)%				(12,066)

Net Assets 100.0%		$		522,501

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	12/29/2023	01/02/2024	$2,150	U.S. Treasury Notes 4.875% due 11/30/2025	$(2,193)	$2,150	$2,150

Total Repurchase Agreements						$(2,193)	$2,150	$2,150

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$2,150	$0	$0	$2,150	$(2,193)	$(43)

Total Borrowings and Other Financing Transactions	$2,150	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	57

Schedule of Investments	PIMCO REALPATH® Blend 2040 Fund	(Cont.)

(c) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	BCOMTR Index	31,162	5.390% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	$7,060	$1	$(23)	$0	$(22)

JPM	Receive	BCOMTR Index	3,165	5.380% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	717	(2)	2	0	0

MYI	Receive	FNRETR Index	83	5.710% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/10/2024	1,896	0	(16)	0	(16)
	Receive	FNRETR Index	264	5.700% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/17/2024	6,032	0	(25)	0	(25)
	Receive	FNRETR Index	473	5.670% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/11/2024	10,807	0	(45)	0	(45)

Total Swap Agreements								$(1)	$(107)	$0	$(108)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
GST	$0	$0	$0	$0	$0	$0	$(22)	$(22)	$(22)	$0	$(22)
MYI	0	0	0	0	0	0	(86)	(86)	(86)	(2,070)	(2,156)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(108)	$(108)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$22	$0	$86	$0	$0	$108

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(320)	$0	$1,083	$0	$0	$763

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$120	$0	$(7)	$0	$0	$113

58	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2023	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Mutual Funds	$387,793	$0	$0	$387,793
Short-Term Instruments
Repurchase Agreements	0	2,150	0	2,150

	$387,793	$2,150	$0	$389,943

Investments in Affiliates, at Value
Mutual Funds	114,581	0	0	114,581
Short-Term Instruments
Central Funds Used for Cash Management Purposes	30,151	0	0	30,151

	$144,732	$0	$0	$144,732

Total Investments	$532,525	$2,150	$0	$534,675

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(108)	$0	$(108)

Total Financial Derivative Instruments	$0	$(108)	$0	$(108)

Totals	$532,525	$2,042	$0	$534,567

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	59

Schedule of Investments	PIMCO REALPATH® Blend 2045 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 81.7%

MUTUAL FUNDS 81.2%

Vanguard Developed Markets Index Fund ‘Institutional’	5,750,097	$138,635

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	1,969,359	51,164

Vanguard Institutional Index Fund ‘Institutional’	526,758	207,263

Vanguard Small-Cap Index Fund ‘Institutional’	152,759	15,610

Total Mutual Funds (Cost $352,005)		412,672

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (d) 0.4%
		2,141

U.S. TREASURY BILLS 0.1%
5.443% due 01/04/2024 - 02/29/2024 (a)(b)	$729	727

Total Short-Term Instruments (Cost $2,868)		2,868

Total Investments in Securities (Cost $354,873)		415,540

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 19.3%

MUTUAL FUNDS (c) 13.6%

PIMCO Emerging Markets Local Currency and Bond Fund	1,076,442	$6,480

PIMCO High Yield Fund	18,586	149

PIMCO Income Fund	1,502,989	15,962

PIMCO International Bond Fund (U.S. Dollar-Hedged)	385,632	3,806

PIMCO Long-Term Real Return Fund	921,551	11,648

PIMCO Long-Term U.S. Government Fund	704,803	10,558

PIMCO Real Return Fund	477,843	4,793

PIMCO Total Return Fund	1,813,283	15,685

Total Mutual Funds (Cost $74,635)		69,081

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.7%

PIMCO Short-Term Floating NAV Portfolio III	3,000,543	$29,186

Total Short-Term Instruments (Cost $29,161)		29,186

Total Investments in Affiliates (Cost $103,796)		98,267

Total Investments 101.0% (Cost $458,669)		$513,807

Financial Derivative Instruments (e) (0.0)% (Cost or Premiums, net $(1))		(107)

Other Assets and Liabilities, net (1.0)%		(5,230)

Net Assets 100.0%		$508,470

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	12/29/2023	01/02/2024	$2,141	U.S. Treasury Notes 4.875% due 11/30/2025	$(2,184)	$2,141	$2,141

Total Repurchase Agreements						$(2,184)	$2,141	$2,141

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$2,141	$0	$0	$2,141	$(2,184)	$(43)

Total Borrowings and Other Financing Transactions	$2,141	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

60	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2023	(Unaudited)

(e) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	BCOMTR Index	27,928	5.390% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	$6,327	$1	$(21)	$0	$(20)

JPM	Receive	BCOMTR Index	2,893	5.380% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	656	(2)	2	0	0

MYI	Receive	FNRETR Index	171	5.710% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/10/2024	3,907	0	(18)	0	(18)
	Receive	FNRETR Index	254	5.700% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/17/2024	5,803	0	(24)	0	(24)
	Receive	FNRETR Index	472	5.670% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/11/2024	10,784	0	(45)	0	(45)

Total Swap Agreements								$(1)	$(106)	$0	$(107)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
GST	$0	$0	$0	$0	$0	$0	$(20)	$(20)	$(20)	$0	$(20)
MYI	0	0	0	0	0	0	(87)	(87)	(87)	(2,080)	(2,167)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(107)	$(107)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$20	$0	$87	$0	$0	$107

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(287)	$0	$1,073	$0	$0	$786

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$105	$0	$(8)	$0	$0	$97

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	61

Schedule of Investments	PIMCO REALPATH® Blend 2045 Fund	(Cont.)	December 31, 2023	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Mutual Funds	$412,672	$0	$0	$412,672
Short-Term Instruments
Repurchase Agreements	0	2,141	0	2,141
U.S. Treasury Bills	0	727	0	727

	$412,672	$2,868	$0	$415,540

Investments in Affiliates, at Value
Mutual Funds	69,081	0	0	69,081
Short-Term Instruments
Central Funds Used for Cash Management Purposes	29,186	0	0	29,186

	$98,267	$0	$0	$98,267

Total Investments	$510,939	$2,868	$0	$513,807

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(107)	$0	$(107)

Total Financial Derivative Instruments	$0	$(107)	$0	$(107)

Totals	$510,939	$2,761	$0	$513,700

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

62	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO REALPATH® Blend 2050 Fund	December 31, 2023	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 87.4%

MUTUAL FUNDS 86.9%

Vanguard Developed Markets Index Fund ‘Institutional’	5,991,970	$144,466

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	1,871,603	48,625

Vanguard Institutional Index Fund ‘Institutional’	531,575	209,159

Vanguard Small-Cap Index Fund ‘Institutional’	168,655	17,235

Total Mutual Funds (Cost $355,609)		419,485

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (d) 0.4%
		2,155

U.S. TREASURY BILLS 0.1%
5.350% due 02/29/2024 (a)(b)	$315	312

Total Short-Term Instruments (Cost $2,468)		2,467

Total Investments in Securities (Cost $358,077)		421,952

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 13.4%

MUTUAL FUNDS (c) 8.5%

PIMCO Emerging Markets Local Currency and Bond Fund	417,894	$2,516

PIMCO Income Fund	963,776	10,235

PIMCO International Bond Fund (U.S. Dollar-Hedged)	232,693	2,297

PIMCO Long-Term Real Return Fund	522,764	6,608

PIMCO Long-Term U.S. Government Fund	446,947	6,695

PIMCO Real Return Fund	232,772	2,335

PIMCO Total Return Fund	1,179,836	10,205

Total Mutual Funds (Cost $44,585)		40,891

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.9%

PIMCO Short-Term Floating NAV Portfolio III	2,453,519	$23,865

Total Short-Term Instruments (Cost $23,846)		23,865

Total Investments in Affiliates (Cost $68,431)		64,756

Total Investments 100.8% (Cost $426,508)		$486,708

Financial Derivative Instruments (e) (0.0)% (Cost or Premiums, net $(1))		(93)

Other Assets and Liabilities, net (0.8)%		(3,570)

Net Assets 100.0%		$483,045

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	12/29/2023	01/02/2024	$2,155	U.S. Treasury Notes 4.875% due 11/30/2025	$(2,198)	$2,155	$2,155

Total Repurchase Agreements						$(2,198)	$2,155	$2,155

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$2,155	$0	$0	$2,155	$(2,198)	$(43)

Total Borrowings and Other Financing Transactions	$2,155	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	63

Schedule of Investments	PIMCO REALPATH® Blend 2050 Fund	(Cont.)

(e) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	BCOMTR Index	24,509	5.390% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	$5,552	$1	$(18)	$0	$(17)

JPM	Receive	BCOMTR Index	2,661	5.380% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	603	(2)	2	0	0

MYI	Receive	FNRETR Index	163	5.710% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/10/2024	3,724	0	(19)	0	(19)
	Receive	FNRETR Index	166	5.700% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/17/2024	3,793	0	(16)	0	(16)
	Receive	FNRETR Index	428	5.670% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/11/2024	9,779	0	(41)	0	(41)

Total Swap Agreements								$(1)	$(92)	$0	$(93)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
GST	$0	$0	$0	$0	$0	$0	$(17)	$(17)	$(17)	$0	$(17)
MYI	0	0	0	0	0	0	(76)	(76)	(76)	(1,820)	(1,896)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(93)	$(93)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$17	$0	$76	$0	$0	$93

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(246)	$0	$955	$0	$0	$709

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$89	$0	$(9)	$0	$0	$80

64	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2023	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Mutual Funds	$419,485	$0	$0	$419,485
Short-Term Instruments
Repurchase Agreements	0	2,155	0	2,155
U.S. Treasury Bills	0	312	0	312

	$419,485	$2,467	$0	$421,952

Investments in Affiliates, at Value
Mutual Funds	40,891	0	0	40,891
Short-Term Instruments
Central Funds Used for Cash Management Purposes	23,865	0	0	23,865

	$64,756	$0	$0	$64,756

Total Investments	$484,241	$2,467	$0	$486,708

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(93)	$0	$(93)

Total Financial Derivative Instruments	$0	$(93)	$0	$(93)

Totals	$484,241	$2,374	$0	$486,615

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	65

Schedule of Investments	PIMCO REALPATH® Blend 2055 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 89.6%

MUTUAL FUNDS 88.6%

Vanguard Developed Markets Index Fund ‘Institutional’	4,696,483	$113,232

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	1,461,708	37,975

Vanguard Institutional Index Fund ‘Institutional’	428,223	168,493

Vanguard Small-Cap Index Fund ‘Institutional’	148,291	15,154

Total Mutual Funds (Cost $294,396)		334,854

SHORT-TERM INSTRUMENTS 1.0%

REPURCHASE AGREEMENTS (b) 1.0%
		3,799

Total Short-Term Instruments (Cost $3,799)		3,799

Total Investments in Securities (Cost $298,195)		338,653

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 11.7%

MUTUAL FUNDS (a) 5.9%

PIMCO Emerging Markets Local Currency and Bond Fund	178,132	$1,072

PIMCO Income Fund	565,911	6,010

PIMCO International Bond Fund (U.S. Dollar-Hedged)	82,306	812

PIMCO Long-Term Real Return Fund	287,656	3,636

PIMCO Long-Term U.S. Government Fund	218,957	3,280

PIMCO Real Return Fund	127,273	1,277

PIMCO Total Return Fund	692,806	5,993

Total Mutual Funds (Cost $23,923)		22,080

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.8%

PIMCO Short-Term Floating NAV Portfolio III	2,233,699	$21,727

Total Short-Term Instruments (Cost $21,711)		21,727

Total Investments in Affiliates (Cost $45,634)		43,807

Total Investments 101.3% (Cost $343,829)		$382,460

Financial Derivative Instruments (c) (0.0)% (Cost or Premiums, net $0)		(74)

Other Assets and Liabilities, net (1.3)%		(4,679)

Net Assets 100.0%		$377,707

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	12/29/2023	01/02/2024	$3,799	U.S. Treasury Notes 4.875% due 11/30/2025	$(3,875)	$3,799	$3,800

Total Repurchase Agreements						$(3,875)	$3,799	$3,800

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$3,800	$0	$0	$3,800	$(3,875)	$(75)

Total Borrowings and Other Financing Transactions	$3,800	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

66	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2023	(Unaudited)

(c) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability

GST	Receive	BCOMTR Index	16,839	5.390% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	$3,815	$1	$(13)	$0	$(12)

JPM	Receive	BCOMTR Index	2,721	5.380% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	616	(1)	(2)	0	(3)

MYI	Receive	FNRETR Index	126	5.710% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/10/2024	2,879	0	(14)	0	(14)

	Receive	FNRETR Index	98	5.700% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/17/2024	2,239	0	(9)	0	(9)

	Receive	FNRETR Index	381	5.670% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/11/2024	8,705	0	(36)	0	(36)

Total Swap Agreements								$0	$(74)	$0	$(74)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
GST	$0	$0	$0	$0	$0	$0	$(12)	$(12)	$(12)	$0	$(12)
JPM	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)
MYI	0	0	0	0	0	0	(59)	(59)	(59)	(1,440)	(1,499)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(74)	$(74)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$15	$0	$59	$0	$0	$74

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(168)	$0	$824	$0	$0	$656

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$56	$0	$(11)	$0	$0	$45

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	67

Schedule of Investments	PIMCO REALPATH® Blend 2055 Fund	(Cont.)	December 31, 2023	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Mutual Funds	$334,854	$0	$0	$334,854
Short-Term Instruments
Repurchase Agreements	0	3,799	0	3,799

	$334,854	$3,799	$0	$338,653

Investments in Affiliates, at Value
Mutual Funds	22,080	0	0	22,080
Short-Term Instruments
Central Funds Used for Cash Management Purposes	21,727	0	0	21,727

	$43,807	$0	$0	$43,807

Total Investments	$378,661	$3,799	$0	$382,460

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(74)	$0	$(74)

Total Financial Derivative Instruments	$0	$(74)	$0	$(74)

Totals	$378,661	$3,725	$0	$382,386

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

68	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO REALPATH® Blend 2060 Fund	December 31, 2023	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.3%

MUTUAL FUNDS 90.3%

Vanguard Developed Markets Index Fund ‘Institutional’	2,417,580	$	37,303

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	471,299		12,245

Vanguard Institutional Index Fund ‘Institutional’	141,725		55,766

Vanguard Small-Cap Index Fund ‘Admiral’	50,760		5,187

Total Mutual Funds (Cost $100,537)			110,501

Total Investments in Securities (Cost $100,537)			110,501

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 9.0%

MUTUAL FUNDS (a) 4.7%

PIMCO Emerging Markets Local Currency and Bond Fund	54,503	$	328

PIMCO Income Fund	130,478		1,386

PIMCO International Bond Fund (U.S. Dollar-Hedged)	16,138		159

PIMCO Long-Term Real Return Fund	72,266		913

PIMCO Long-Term U.S. Government Fund	60,645		909

PIMCO Real Return Fund	57,036		572

PIMCO Total Return Fund	159,747		1,382

Total Mutual Funds (Cost $5,773)			5,649

	SHARES			MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.3%

PIMCO Short-Term Floating NAV Portfolio III	537,688		$	5,230

Total Short-Term Instruments (Cost $5,227)				5,230

Total Investments in Affiliates (Cost $11,000)				10,879

Total Investments 99.3% (Cost $111,537)		$		121,380

Financial Derivative Instruments (b) (0.0)% (Cost or Premiums, net $1)				(23)

Other Assets and Liabilities, net 0.7%				932

Net Assets 100.0%		$		122,289

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	BCOMTR Index	4,091	5.390% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	$927	$0	$(3)	$0	$(3)
JPM	Receive	BCOMTR Index	1,681	5.380% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	381	1	(2)	0	(1)
MYI	Receive	FNRETR Index	67	5.710% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/10/2024	1,531	0	(7)	0	(7)
	Receive	FNRETR Index	19	5.700% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/17/2024	434	0	(2)	0	(2)
	Receive	FNRETR Index	105	5.670% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/11/2024	2,399	0	(10)	0	(10)

Total Swap Agreements								$1	$(24)	$0	$(23)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
GST	$0	$0	$0	$0	$0	$0	$(3)	$(3)	$(3)	$0	$(3)
JPM	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
MYI	0	0	0	0	0	0	(19)	(19)	(19)	(280)	(299)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(23)	$(23)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	69

Schedule of Investments	PIMCO REALPATH® Blend 2060 Fund	(Cont.)	December 31, 2023	(Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$4	$0	$19	$0	$0	$23

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(46)	$0	$300	$0	$0	$254

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$11	$0	$(6)	$0	$0	$5

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Mutual Funds	$110,501	$0	$0	$110,501

	$110,501	$0	$0	$110,501

Investments in Affiliates, at Value
Mutual Funds	5,649	0	0	5,649
Short-Term Instruments
Central Funds Used for Cash Management Purposes	5,230	0	0	5,230

	$10,879	$0	$0	$10,879

Total Investments	$121,380	$0	$0	$121,380

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(23)	$0	$(23)

Total Financial Derivative Instruments	$0	$(23)	$0	$(23)

Totals	$121,380	$(23)	$0	$121,357

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

70	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO REALPATH® Blend 2065 Fund	December 31, 2023	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.7%

MUTUAL FUNDS 90.7%

Vanguard Developed Markets Index Fund ‘Admiral’	212,932	$3,279

Vanguard Emerging Markets Stock Index Fund ‘Admiral’	31,522	1,077

Vanguard Institutional Index Fund ‘Institutional’	12,622	4,967

Vanguard Small-Cap Index Fund ‘Admiral’	4,674	478

Total Mutual Funds (Cost $8,951)		9,801

Total Investments in Securities (Cost $8,951)		9,801

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 7.7%

MUTUAL FUNDS (a) 3.8%

PIMCO Emerging Markets Local Currency and Bond Fund	4,924	$30

PIMCO Income Fund	8,183	87

PIMCO International Bond Fund (U.S. Dollar-Hedged)	1,321	13

PIMCO Long-Term Real Return Fund	5,957	75

PIMCO Long-Term U.S. Government Fund	4,995	75

PIMCO Real Return Fund	4,671	46

PIMCO Total Return Fund	10,018	87

Total Mutual Funds (Cost $404)		413

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.9%

PIMCO Short-Term Floating NAV Portfolio III	43,103	$419

Total Short-Term Instruments (Cost $419)		419

Total Investments in Affiliates (Cost $823)		832

Total Investments 98.4% (Cost $9,774)		$10,633

Financial Derivative Instruments (b) (0.0)% (Cost or Premiums, net $0)		(2)

Other Assets and Liabilities, net 1.6%		169

Net Assets 100.0%		$10,800

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	BCOMTR Index	338	5.390% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	$76	$0	$0	$0	$0

JPM	Receive	FNRETR Index	2	5.680% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/17/2024	46	0	0	0	0
	Receive	BCOMTR Index	132	5.380% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	30	0	0	0	0

MYI	Receive	FNRETR Index	15	5.710% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/10/2024	343	0	(2)	0	(2)

Total Swap Agreements								$0	$(2)	$0	$(2)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
MYI	$0	$0	$0	$0	$0	$0	$(2)	$(2)	$(2)	$0	$(2)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	71

Schedule of Investments	PIMCO REALPATH® Blend 2065 Fund	(Cont.)	December 31, 2023	(Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$2	$0	$0	$2

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(3)	$0	$25	$0	$0	$22

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$1	$0	$(1)	$0	$0	$0

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Mutual Funds	$9,801	$0	$0	$9,801

	$9,801	$0	$0	$9,801

Investments in Affiliates, at Value
Mutual Funds	413	0	0	413
Short-Term Instruments
Central Funds Used for Cash Management Purposes	419	0	0	419

	$832	$0	$0	$832

Total Investments	$10,633	$0	$0	$10,633

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(2)	$0	$(2)

Total Financial Derivative Instruments	$0	$(2)	$0	$(2)

Totals	$10,633	$(2)	$0	$10,631

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

72	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO REALPATH® Blend Income Fund	December 31, 2023	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 37.6%

MUTUAL FUNDS 37.2%

Vanguard Developed Markets Index Fund ‘Institutional’	3,292,795	$	50,808

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	812,059		21,097

Vanguard Institutional Index Fund ‘Institutional’	132,144		51,996

Vanguard Small-Cap Index Fund ‘Admiral’	27,167		2,776

Total Mutual Funds (Cost $101,561)			126,677

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (d) 0.2%
			749

U.S. TREASURY BILLS 0.2%
5.381% due 01/25/2024 - 02/29/2024 (a)(b)(e)	$494		491

Total Short-Term Instruments (Cost $1,240)			1,240

Total Investments in Securities (Cost $102,801)			127,917

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 61.7%

MUTUAL FUNDS (c) 57.9%

PIMCO Emerging Markets Local Currency and Bond Fund	1,870,630	$	11,261

PIMCO High Yield Fund	950,241		7,592

PIMCO Income Fund	5,096,381		54,124

PIMCO International Bond Fund (U.S. Dollar-Hedged)	1,033,253		10,198

PIMCO Long-Term Real Return Fund	2,781,388		35,157

PIMCO Long-Term U.S. Government Fund	1,170,027		17,527

PIMCO Real Return Fund	1,560,788		15,655

PIMCO Total Return Fund	5,337,111		46,166

Total Mutual Funds (Cost $220,433)			197,680

	SHARES			MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.8%

PIMCO Short-Term Floating NAV Portfolio III	1,328,089		$	12,918

Total Short-Term Instruments (Cost $12,910)				12,918

Total Investments in Affiliates (Cost $233,343)				210,598

Total Investments 99.3% (Cost $336,144)		$		338,515

Financial Derivative Instruments (f)(g) 0.2% (Cost or Premiums, net $1,684)				670

Other Assets and Liabilities, net 0.5%				1,818

Net Assets 100.0%		$		341,003

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	12/29/2023	01/02/2024	$749	U.S. Treasury Notes 4.875% due 11/30/2025	$(764)	$749	$749

Total Repurchase Agreements						$(764)	$749	$749

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$749	$0	$0	$749	$(764)	$(15)

Total Borrowings and Other Financing Transactions	$749	$0	$0

(e)

Securities with an aggregate market value of $119 have been pledged as collateral as of December 31, 2023 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	73

Schedule of Investments	PIMCO REALPATH® Blend Income Fund	(Cont.)

(f) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	3,150.000	03/15/2024	63	$6	$629	$9
Put - CBOE S&P 500	3,600.000	06/28/2024	67	7	427	111
Put - CBOE S&P 500	3,575.000	09/20/2024	71	7	424	201
Put - CBOE S&P 500	3,775.000	12/20/2024	73	7	424	420

Total Purchased Options					$1,904	$741

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	2,400.000	03/15/2024	63	$6	$(220)	$(3)

Total Written Options					$(220)	$(3)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$741	$0	$0	$741	$(3)	$0	$0	$(3)

(g) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	BCOMTR Index	1,115	5.380% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	$253	$0	$1	$1	$0
GST	Receive	BCOMTR Index	27,162	5.390% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	6,153	0	(19)	0	(19)
JPM	Receive	BCOMTR Index	3,950	5.380% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	895	0	(3)	0	(3)
MYI	Receive	FNRETR Index	27	5.710% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/10/2024	617	0	(5)	0	(5)
	Receive	FNRETR Index	166	5.700% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/17/2024	3,793	0	(16)	0	(16)
	Receive	FNRETR Index	273	5.670% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/11/2024	6,237	0	(26)	0	(26)

Total Swap Agreements								$0	$(68)	$1	$(69)

74	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2023	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$1	$1	$0	$0	$0	$0	$1	$0	$1
GST	0	0	0	0	0	0	(19)	(19)	(19)	0	(19)
JPM	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)
MYI	0	0	0	0	0	0	(47)	(47)	(47)	(1,110)	(1,157)

Total Over the Counter	$0	$0	$1	$1	$0	$0	$(69)	$(69)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$741	$0	$0	$741

Over the counter
Swap Agreements	$1	$0	$0	$0	$0	$1

	$1	$0	$741	$0	$0	$742

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$3	$0	$0	$3

Over the counter
Swap Agreements	$22	$0	$47	$0	$0	$69

	$22	$0	$50	$0	$0	$72

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(863)	$0	$0	$(863)
Written Options	0	0	283	0	0	283

	$0	$0	$(580)	$0	$0	$(580)

Over the counter
Swap Agreements	$(272)	$0	$570	$0	$0	$298

	$(272)	$0	$(10)	$0	$0	$(282)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$154	$0	$0	$154
Written Options	0	0	(220)	0	0	(220)

	$0	$0	$(66)	$0	$0	$(66)

Over the counter
Swap Agreements	$115	$0	$1	$0	$0	$116

	$115	$0	$(65)	$0	$0	$50

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	75

Schedule of Investments	PIMCO REALPATH® Blend Income Fund	(Cont.)	December 31, 2023	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Mutual Funds	$126,677	$0	$0	$126,677
Short-Term Instruments
Repurchase Agreements	0	749	0	749
U.S. Treasury Bills	0	491	0	491

	$126,677	$1,240	$0	$127,917

Investments in Affiliates, at Value
Mutual Funds	197,680	0	0	197,680
Short-Term Instruments
Central Funds Used for Cash Management Purposes	12,918	0	0	12,918

	$210,598	$0	$0	$210,598

Total Investments	$337,275	$1,240	$0	$338,515

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$741	$0	$741
Over the counter	0	1	0	1

	$0	$742	$0	$742

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(3)	0	(3)
Over the counter	0	(69)	0	(69)

	$0	$(72)	$0	$(72)

Total Financial Derivative Instruments	$0	$670	$0	$670

Totals	$337,275	$1,910	$0	$339,185

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

76	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements	December 31, 2023	(Unaudited)

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Administrative Class, and Class A shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Each Fund may invest substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Act (collectively, “Acquired Funds”).

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Multi-Class Operations Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	77

Notes to Financial Statements	(Cont.)

(c) Distributions to Shareholders The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO REALPATH® Blend 2025 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2030 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2035 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2040 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2045 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2050 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2055 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2060 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2065 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend Income Fund	Quarterly	Quarterly

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable) and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years

78	PIMCO EQUITY SERIES

December 31, 2023	(Unaudited)

beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the U.S. Securities and Exchange Commission (“SEC”) adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Funds must comply with certain new requirements which include, but are not limited to, making significant updates to the content of their shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments are effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Funds’ shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that a Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	79

Notes to Financial Statements	(Cont.)

market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), a Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in a Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

80	PIMCO EQUITY SERIES

December 31, 2023	(Unaudited)

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	81

Notes to Financial Statements	(Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest substantially all or a significant portion of its assets in Underlying PIMCO Funds and Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the Funds. Each Fund may also invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2023 (amounts in thousands†):

PIMCO REALPATH® Blend 2025 Fund
Underlying PIMCO Funds	Market Value 06/30/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$13,201	$1,303	$(457)	$(33)	$398	$14,412	$363	$0

PIMCO High Yield Fund	9,008	1,078	(643)	(20)	375	9,798	268	0

PIMCO Income Fund	58,993	10,196	(3,869)	(176)	1,304	66,448	1,873	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	11,162	1,820	(835)	(17)	448	12,578	183	0

PIMCO Long-Term Real Return Fund	44,631	5,179	(1,557)	(272)	(2,208)	45,773	1,022	0

PIMCO Long-Term U.S. Government Fund	23,399	2,730	(2,111)	(178)	(287)	23,553	377	0

PIMCO Real Return Fund	17,956	2,704	(1,117)	(64)	133	19,612	293	0

PIMCO Short-Term Floating NAV Portfolio III	25,404	28,515	(37,100)	1	6	16,826	505	0

PIMCO Total Return Fund	49,927	8,041	(2,379)	(159)	1,057	56,487	994	0

Totals	$253,681	$61,566	$(50,068)	$(918)	$1,226	$265,487	$5,878	$0

PIMCO REALPATH® Blend 2030 Fund
Underlying PIMCO Funds	Market Value 06/30/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$13,083	$1,924	$(422)	$(30)	$399	$14,954	$364	$0

PIMCO High Yield Fund	8,581	1,493	(674)	(17)	359	9,742	256	0

PIMCO Income Fund	49,107	9,326	(3,440)	(129)	1,092	55,956	1,567	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	9,148	1,799	(835)	(11)	368	10,469	151	0

PIMCO Long-Term Real Return Fund	47,594	8,577	(1,235)	(236)	(2,399)	52,301	1,094	0

PIMCO Long-Term U.S. Government Fund	28,348	4,297	(1,052)	(148)	(412)	31,033	460	0

PIMCO Real Return Fund	16,816	2,700	(849)	(48)	117	18,736	276	0

PIMCO Short-Term Floating NAV Portfolio III	27,819	39,247	(39,400)	1	8	27,675	631	0

PIMCO Total Return Fund	40,483	6,904	(2,059)	(119)	872	46,081	811	0

Totals	$240,979	$76,267	$(49,966)	$(737)	$404	$266,947	$5,610	$0

82	PIMCO EQUITY SERIES

December 31, 2023	(Unaudited)

PIMCO REALPATH® Blend 2035 Fund
Underlying PIMCO Funds	Market Value 06/30/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$10,051	$1,481	$0	$0	$336	$11,868	$287	$0

PIMCO High Yield Fund	5,660	1,006	0	0	243	6,909	170	0

PIMCO Income Fund	35,294	6,059	(1,029)	(38)	782	41,068	1,149	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	6,615	419	0	0	281	7,315	113	0

PIMCO Long-Term Real Return Fund	34,247	6,813	0	0	(1,858)	39,202	794	0

PIMCO Long-Term U.S. Government Fund	19,659	4,720	0	0	(316)	24,063	323	0

PIMCO Real Return Fund	11,192	2,871	(267)	(15)	76	13,857	186	0

PIMCO Short-Term Floating NAV Portfolio III	23,529	30,249	(24,500)	0	10	29,288	731	0

PIMCO Total Return Fund	29,600	4,160	(313)	(15)	625	34,057	605	0

Totals	$175,847	$57,778	$(26,109)	$(68)	$179	$207,627	$4,358	$0

PIMCO REALPATH® Blend 2040 Fund
Underlying PIMCO Funds	Market Value 06/30/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$7,526	$1,088	$0	$0	$238	$8,852	$211	$0

PIMCO High Yield Fund	2,282	883	0	0	98	3,263	69	0

PIMCO Income Fund	23,058	5,480	(871)	(47)	503	28,123	742	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	4,814	678	0	0	196	5,688	80	0

PIMCO Long-Term Real Return Fund	20,258	5,528	0	0	(1,107)	24,679	467	0

PIMCO Long-Term U.S. Government Fund	11,243	1,331	0	0	(173)	12,401	182	0

PIMCO Real Return Fund	5,889	863	0	0	32	6,784	96	0

PIMCO Short-Term Floating NAV Portfolio III	21,641	37,501	(29,000)	(1)	10	30,151	681	0

PIMCO Total Return Fund	20,749	4,128	(485)	(38)	437	24,791	419	0

Totals	$117,460	$57,480	$(30,356)	$(86)	$234	$144,732	$2,947	$0

PIMCO REALPATH® Blend 2045 Fund
Underlying PIMCO Funds	Market Value 06/30/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$4,793	$1,529	$0	$0	$158	$6,480	$136	$0

PIMCO High Yield Fund	138	5	0	0	6	149	4	0

PIMCO Income Fund	12,496	3,189	0	0	277	15,962	423	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	2,969	707	0	0	130	3,806	52	0

PIMCO Long-Term Real Return Fund	8,937	3,215	0	0	(504)	11,648	221	0

PIMCO Long-Term U.S. Government Fund	8,398	2,294	0	0	(134)	10,558	143	0

PIMCO Real Return Fund	3,539	1,233	0	0	21	4,793	62	0

PIMCO Short-Term Floating NAV Portfolio III	24,160	33,415	(28,400)	2	9	29,186	697	0

PIMCO Total Return Fund	12,085	3,333	0	0	267	15,685	262	0

Totals	$77,515	$48,920	$(28,400)	$2	$230	$98,267	$2,000	$0

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	83

Notes to Financial Statements	(Cont.)

PIMCO REALPATH® Blend 2050 Fund
Underlying PIMCO Funds	Market Value 06/30/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$1,826	$616	$0	$0	$74	$2,516	$53	$0

PIMCO Income Fund	8,031	2,246	(236)	(6)	200	10,235	277	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	1,615	602	0	0	80	2,297	30	0

PIMCO Long-Term Real Return Fund	5,232	1,628	0	0	(252)	6,608	127	0

PIMCO Long-Term U.S. Government Fund	5,123	1,616	0	0	(44)	6,695	88	0

PIMCO Real Return Fund	1,674	644	0	0	17	2,335	30	0

PIMCO Short-Term Floating NAV Portfolio III	18,149	40,309	(34,600)	1	6	23,865	593	0

PIMCO Total Return Fund	7,924	2,095	0	0	186	10,205	172	0

Totals	$49,574	$49,756	$(34,836)	$(5)	$267	$64,756	$1,370	$0

PIMCO REALPATH® Blend 2055 Fund
Underlying PIMCO Funds	Market Value 06/30/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$827	$205	$0	$0	$40	$1,072	$25	$0

PIMCO Income Fund	4,342	1,562	0	0	106	6,010	153	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	597	182	0	0	33	812	11	0

PIMCO Long-Term Real Return Fund	2,661	1,109	0	0	(134)	3,636	68	0

PIMCO Long-Term U.S. Government Fund	2,423	871	0	0	(14)	3,280	45	0

PIMCO Real Return Fund	1,062	208	0	0	7	1,277	20	0

PIMCO Short-Term Floating NAV Portfolio III	15,042	39,978	(33,300)	2	5	21,727	465	0

PIMCO Total Return Fund	4,185	1,699	0	0	109	5,993	96	0

Totals	$31,139	$45,814	$(33,300)	$2	$152	$43,807	$883	$0

PIMCO REALPATH® Blend 2060 Fund
Underlying PIMCO Funds	Market Value 06/30/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$256	$62	$0	$0	$10	$328	$8	$0

PIMCO Income Fund	840	520	0	0	26	1,386	32	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	98	55	0	0	6	159	2	0

PIMCO Long-Term Real Return Fund	597	333	0	0	(17)	913	17	0

PIMCO Long-Term U.S. Government Fund	583	315	0	0	11	909	12	0

PIMCO Real Return Fund	359	205	0	0	8	572	7	0

PIMCO Short-Term Floating NAV Portfolio III	3,600	23,229	(21,600)	(1)	2	5,230	126	0

PIMCO Total Return Fund	829	521	0	0	32	1,382	20	0

Totals	$7,162	$25,240	$(21,600)	$(1)	$78	$10,879	$224	$0

84	PIMCO EQUITY SERIES

December 31, 2023	(Unaudited)

PIMCO REALPATH® Blend 2065 Fund
Underlying PIMCO Funds	Market Value 06/30/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$15	$14	$0	$0	$1	$30	$1	$0

PIMCO Income Fund	41	44	0	0	2	87	1	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	4	9	0	0	0	13	0	0

PIMCO Long-Term Real Return Fund	38	37	0	0	0	75	1	0

PIMCO Long-Term U.S. Government Fund	34	39	0	0	2	75	1	0

PIMCO Real Return Fund	22	23	0	0	1	46	1	0

PIMCO Short-Term Floating NAV Portfolio III	102	1,507	(1,190)	0	0	419	7	0

PIMCO Total Return Fund	41	44	0	0	2	87	1	0

Totals	$297	$1,717	$(1,190)	$0	$8	$832	$13	$0

PIMCO REALPATH® Blend Income Fund
Underlying PIMCO Funds	Market Value 06/30/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$11,357	$304	$(697)	$(51)	$348	$11,261	$301	$0

PIMCO High Yield Fund	7,742	426	(874)	(15)	313	7,592	226	0

PIMCO Income Fund	54,265	4,492	(5,619)	(206)	1,192	54,124	1,682	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	10,130	816	(1,130)	(17)	399	10,198	165	0

PIMCO Long-Term Real Return Fund	36,356	3,778	(2,928)	(426)	(1,623)	35,157	815	0

PIMCO Long-Term U.S. Government Fund	17,877	1,955	(1,912)	(205)	(188)	17,527	282	0

PIMCO Real Return Fund	15,838	1,323	(1,558)	(73)	125	15,655	252	0

PIMCO Short-Term Floating NAV Portfolio III	17,024	34,689	(38,800)	4	1	12,918	382	0

PIMCO Total Return Fund	46,431	2,879	(3,922)	(208)	986	46,166	902	0

Totals	$217,020	$50,662	$(57,440)	$(1,197)	$1,553	$210,598	$5,007	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	85

Notes to Financial Statements	(Cont.)

collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, a Fund has used bilateral repurchase agreements wherein the underlying securities will be held by a Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Interfund Lending In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2023, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined

86	PIMCO EQUITY SERIES

December 31, 2023	(Unaudited)

on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Indexes (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

(b) Swap Agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	87

Notes to Financial Statements	(Cont.)

netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend 2065 Fund	PIMCO REALPATH® Blend Income Fund

Allocation	X	X	X	X	X	X	X	X	X	X

Acquired Fund	X	X	X	X	X	X	X	X	X	X

New Fund	—	—	—	—	—	—	—	—	X	—

Small Fund	—	—	—	—	—	—	—	X	X	—

Equity	X	X	X	X	X	X	X	X	X	X

Value Investing	X	X	X	X	X	X	X	X	X	X

Interest Rate	X	X	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X	X	X

High Yield and Distressed Company	X	X	X	X	X	X	X	X	X	X

Market	X	X	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X	X	X

Commodity	X	X	X	X	X	X	X	X	X	X

Mortgage-Related and Other Asset Backed Securities	X	X	X	X	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X	X	X	X

Real Estate	X	X	X	X	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X	X	X	X

Currency	X	X	X	X	X	X	X	X	X	X

Leveraging	X	X	X	X	X	X	X	X	X	X

Small-Cap and Mid-Cap Company	X	X	X	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X	X	X	X

Tax	X	X	X	X	X	X	X	X	X	X

Subsidiary	X	X	X	X	X	X	X	X	X	X

Convertible Securities	X	X	X	X	X	X	X	X	X	X

Exchange-Traded Fund	X	X	X	X	X	X	X	X	X	X

LIBOR Transition	X	X	X	X	X	X	X	X	X	X

88	PIMCO EQUITY SERIES

December 31, 2023	(Unaudited)

A Fund is generally subject to a different level and amount of risk relative to its target date and time horizon. The principal risks of investing in a Fund include risks from direct investments and/or for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

The following risks are principal risks of investing in a Fund.

Allocation Risk is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives. In addition, a Fund’s performance will be reduced by the Fund’s proportionate amount of the expenses of any Acquired Funds in which it invests.

The following risks are principal risks of investing in a Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

New Fund Risk is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Value Investing Risk is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Interest Rate Risk is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, a Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield and Distressed Company Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	89

Notes to Financial Statements	(Cont.)

lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested.

Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Commodity Risk is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, foreign currency exchange rates, commodity index volatility, changes in interest rates, or supply and demand factors affecting a particular industry or commodity market, such as drought, floods, weather, livestock disease, pandemics and public health emergencies, embargoes, taxation, war, terrorism, cyber hacking, economic and political developments, environmental proceedings, tariffs, changes in storage costs, availability of transportation systems, and international economic, political and regulatory developments.

Mortgage-Related and Other Asset-Backed Securities Risk is the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. A Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment

90	PIMCO EQUITY SERIES

December 31, 2023	(Unaudited)

transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Small-Cap and Mid-Cap Company Risk is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the Act and may not be subject to all the investor protections of the Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Convertible Securities Risk is the risk that arises because convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk is the risk that an exchange-traded fund may not track the performance of the index it is designed to track,

among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

LIBOR Transition Risk is the risk related to the anticipated discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on a Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	91

Notes to Financial Statements	(Cont.)

market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to the Funds, their service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

92	PIMCO EQUITY SERIES

December 31, 2023	(Unaudited)

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”)

govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Administrative Class	Class A	Class R
PIMCO REALPATH® Blend 2025 Fund	0.01%	0.02%	0.02%	0.22%	0.27%	*
PIMCO REALPATH® Blend 2030 Fund	0.01%	0.02%	0.02%	0.22%	0.27%	*
PIMCO REALPATH® Blend 2035 Fund	0.02%	0.02%	0.02%	0.22%	0.27%	*
PIMCO REALPATH® Blend 2040 Fund	0.03%	0.02%	0.02%	0.22%	0.27%	*
PIMCO REALPATH® Blend 2045 Fund	0.03%	0.02%	0.02%	0.22%	0.27%	*
PIMCO REALPATH® Blend 2050 Fund	0.03%	0.02%	0.02%	0.22%	0.27%	*
PIMCO REALPATH® Blend 2055 Fund	0.03%	0.02%	0.02%	0.22%	0.27%	*

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	93

Notes to Financial Statements	(Cont.)

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Administrative Class	Class A	Class R
PIMCO REALPATH® Blend 2060 Fund	0.03%	0.02%	0.02%	0.22%	N/A
PIMCO REALPATH® Blend 2065 Fund	0.03%	0.02%	0.02%	0.22%	N/A
PIMCO REALPATH® Blend Income Fund	0.01%	0.02%	0.02%	0.22%	0.27%	*

*	This particular share class has been registered with the SEC, but was not operational during the period ended December 31, 2023.

(c) Distribution and Servicing Fees PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.25% for Class R shares and in connection with personal services rendered to Class A and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee		Servicing Fee

Administrative Class	0.25%		—

Class A	—		0.25%

Class R	0.25%	*	0.25%	*

*	This particular share class has been registered with the SEC, but was not operational during the period ended December 31, 2023.

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended December 31, 2023, the Distributor retained $13,980 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker dealers, from the Trust.

(d) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through October 31, 2024, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, (the “Expense Limit”) (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver, if any, is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

94	PIMCO EQUITY SERIES

December 31, 2023	(Unaudited)

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO as of December 31, 2023, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RealPath® Blend 2025 Fund	$0	$0	$20	$20

PIMCO RealPath® Blend 2030 Fund	0	0	24	24

PIMCO RealPath® Blend 2035 Fund	0	0	21	21

PIMCO RealPath® Blend 2040 Fund	0	0	22	22

PIMCO RealPath® Blend 2045 Fund	0	0	22	22

PIMCO RealPath® Blend 2050 Fund	0	0	24	24

PIMCO RealPath® Blend 2055 Fund	0	0	11	11

PIMCO RealPath® Blend 2060 Fund	0	0	2	2

PIMCO RealPath® Blend 2065 Fund	0	0	120	120

PIMCO RealPath® Blend Income Fund	0	0	20	20

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses Acquired Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Funds’ assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to each Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	95

Notes to Financial Statements	(Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2023, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO REALPATH® Blend 2025 Fund	$0	$0	$43,756	$38,341

PIMCO REALPATH® Blend 2030 Fund	0	0	56,157	32,318

PIMCO REALPATH® Blend 2035 Fund	0	0	51,501	15,343

PIMCO REALPATH® Blend 2040 Fund	0	0	41,340	14,149

PIMCO REALPATH® Blend 2045 Fund	0	0	41,884	8,387

PIMCO REALPATH® Blend 2050 Fund	0	0	54,751	13,329

PIMCO REALPATH® Blend 2055 Fund	0	0	53,992	2,632

PIMCO REALPATH® Blend 2060 Fund	0	0	29,569	1,226

PIMCO REALPATH® Blend 2065 Fund	0	0	5,108	194

PIMCO REALPATH® Blend Income Fund	0	0	20,395	29,624

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO REALPATH® Blend 2025 Fund				PIMCO REALPATH® Blend 2030 Fund

	Six Months Ended 12/31/2023 (Unaudited)		Year Ended 06/30/2023		Six Months Ended 12/31/2023 (Unaudited)		Year Ended 06/30/2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	5,934	$66,393	22,163	$250,170	6,568	$78,448	24,745	$291,897

Administrative Class	58	657	844	9,574	53	658	435	5,142

Class A	19	215	75	847	43	528	58	674
Issued as reinvestment of distributions

Institutional Class	801	9,351	1,074	11,972	890	11,065	1,065	12,424

Administrative Class	14	162	102	1,131	10	118	97	1,130

Class A	10	115	20	225	13	158	25	286
Cost of shares redeemed

Institutional Class	(3,959)	(44,810)	(7,002)	(79,208)	(4,296)	(51,878)	(4,561)	(53,971)

Administrative Class	(2,495)	(27,215)	(774)	(8,664)	(2,139)	(24,684)	(988)	(11,522)

Class A	(38)	(432)	(201)	(2,222)	(56)	(683)	(60)	(702)

Net increase (decrease) resulting from Fund share transactions	344	$4,436	16,301	$183,825	1,086	$13,730	20,816	$245,358

	PIMCO REALPATH® Blend 2035 Fund				PIMCO REALPATH® Blend 2040 Fund

	Six Months Ended 12/31/2023 (Unaudited)		Year Ended 06/30/2023		Six Months Ended 12/31/2023 (Unaudited)		Year Ended 06/30/2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	7,134	$90,410	22,896	$283,165	5,557	$73,494	18,042	$230,160

Administrative Class	91	1,161	1,219	15,318	142	1,856	443	5,695

Class A	41	519	76	943	45	616	83	1,052
Issued as reinvestment of distributions

Institutional Class	832	11,072	810	9,879	681	9,489	692	8,703

Administrative Class	11	139	72	873	6	76	44	546

Class A	11	148	18	222	11	150	17	211
Cost of shares redeemed

Institutional Class	(2,718)	(34,941)	(3,965)	(49,596)	(3,096)	(41,814)	(3,451)	(44,280)

Administrative Class	(2,644)	(32,565)	(885)	(10,856)	(1,645)	(21,060)	(504)	(6,357)

Class A	(83)	(1,052)	(33)	(411)	(77)	(1,039)	(60)	(755)

Net increase (decrease) resulting from Fund share transactions	2,675	$34,891	20,208	$249,537	1,624	$21,768	15,306	$194,975

96	PIMCO EQUITY SERIES

December 31, 2023	(Unaudited)

	PIMCO REALPATH® Blend 2045 Fund				PIMCO REALPATH® Blend 2050 Fund

	Six Months Ended 12/31/2023 (Unaudited)		Year Ended 06/30/2023		Six Months Ended 12/31/2023 (Unaudited)		Year Ended 06/30/2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	5,498	$74,384	16,833	$217,904	5,379	$74,121	14,375	$188,230

Administrative Class	53	719	997	13,135	38	537	283	3,665

Class A	65	880	44	559	140	1,943	62	821
Issued as reinvestment of distributions

Institutional Class	593	8,475	582	7,411	553	8,064	535	6,882

Administrative Class	7	92	41	518	4	56	42	534

Class A	6	91	9	109	8	108	8	97
Cost of shares redeemed

Institutional Class	(2,129)	(29,200)	(3,178)	(41,625)	(1,844)	(25,772)	(2,930)	(38,678)

Administrative Class	(1,890)	(24,770)	(655)	(8,436)	(1,327)	(17,705)	(582)	(7,562)

Class A	(15)	(203)	(25)	(312)	(9)	(122)	(17)	(227)

Net increase (decrease) resulting from Fund share transactions	2,188	$30,468	14,648	$189,263	2,942	$41,230	11,776	$153,762

	PIMCO REALPATH® Blend 2055 Fund				PIMCO REALPATH® Blend 2060 Fund

	Six Months Ended 12/31/2023 (Unaudited)		Year Ended 06/30/2023		Six Months Ended 12/31/2023 (Unaudited)		Year Ended 06/30/2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	5,940	$83,201	11,019	$146,157	3,435	$37,512	6,324	$65,135

Administrative Class	75	1,060	667	8,974	44	475	90	911

Class A	82	1,149	79	1,023	3	37	31	298
Issued as reinvestment of distributions

Institutional Class	454	6,701	346	4,502	129	1,500	73	735

Administrative Class	4	52	18	230	0	3	1	12

Class A	5	72	5	65	1	9	1	10
Cost of shares redeemed

Institutional Class	(1,690)	(24,020)	(2,436)	(32,546)	(833)	(9,185)	(1,010)	(10,421)

Administrative Class	(1,150)	(15,535)	(269)	(3,551)	(148)	(1,538)	(18)	(183)

Class A	(21)	(286)	(57)	(759)	(7)	(77)	(14)	(140)

Net increase (decrease) resulting from Fund share transactions	3,699	$52,394	9,372	$124,095	2,624	$28,736	5,478	$56,357

	PIMCO REALPATH® Blend 2065 Fund				PIMCO REALPATH® Blend Income Fund

	Six Months Ended 12/31/2023 (Unaudited)		Period From 12/30/2022 to 06/30/2023(a) (Unaudited)		Six Months Ended 12/31/2023 (Unaudited)		Year Ended 06/30/2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	475	$5,276	440	$4,527	4,786	$50,897	17,590	$190,509

Administrative Class	0	0	10	100	42	460	524	5,695

Class A	7	81	10	100	22	234	160	1,688
Issued as reinvestment of distributions

Institutional Class	11	125	0	5	649	7,203	811	8,643

Administrative Class	0	1	0	0	16	173	88	936

Class A	0	2	0	0	37	405	82	866
Cost of shares redeemed

Institutional Class	(32)	(354)	(4)	(41)	(3,750)	(40,538)	(7,213)	(77,996)

Administrative Class	0	0	0	0	(2,471)	(25,804)	(436)	(4,645)

Class A	0	(1)	0	0	(313)	(3,361)	(966)	(10,338)

Net increase (decrease) resulting from Fund share transactions	461	$5,130	456	$4,691	(982)	$(10,331)	10,640	$115,358

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was December 30, 2022.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	97

Notes to Financial Statements	(Cont.)

The following table discloses the number of shareholders that owned 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of December 31, 2023. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO REALPATH® Blend 2025 Fund	1	0	12%	0%

PIMCO REALPATH® Blend 2030 Fund	1	0	11%	0%

PIMCO REALPATH® Blend 2035 Fund	1	0	11%	0%

PIMCO REALPATH® Blend 2040 Fund	1	0	12%	0%

PIMCO REALPATH® Blend 2045 Fund	1	0	12%	0%

PIMCO REALPATH® Blend 2050 Fund	1	0	11%	0%

PIMCO REALPATH® Blend 2055 Fund	1	0	13%	0%

PIMCO REALPATH® Blend 2060 Fund	2	0	32%	0%

PIMCO REALPATH® Blend 2065 Fund	1	1	26%	33%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2023, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended June 30, 2023, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO REALPATH® Blend 2025 Fund	$3,053	$1,558

PIMCO REALPATH® Blend 2030 Fund	4,978	1,804

PIMCO REALPATH® Blend 2035 Fund	2,908	0

PIMCO REALPATH® Blend 2040 Fund	3,031	0

PIMCO REALPATH® Blend 2045 Fund	1,065	0

PIMCO REALPATH® Blend 2050 Fund	901	0

PIMCO REALPATH® Blend 2055 Fund	0	0

PIMCO REALPATH® Blend 2060 Fund	127	134

PIMCO REALPATH® Blend 2065 Fund	0	0

PIMCO REALPATH® Blend Income Fund	2,763	1,168

†	A zero balance may reflect actual amounts rounding to less than one thousand.

98	PIMCO EQUITY SERIES

December 31, 2023	(Unaudited)

As of December 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO REALPATH® Blend 2025 Fund	$442,351	$31,329	$(25,176)	$6,153

PIMCO REALPATH® Blend 2030 Fund	558,247	51,245	(24,507)	26,738

PIMCO REALPATH® Blend 2035 Fund	546,001	56,025	(14,151)	41,874

PIMCO REALPATH® Blend 2040 Fund	483,511	60,578	(9,522)	51,056

PIMCO REALPATH® Blend 2045 Fund	458,668	61,025	(5,993)	55,032

PIMCO REALPATH® Blend 2050 Fund	426,507	64,054	(3,946)	60,108

PIMCO REALPATH® Blend 2055 Fund	343,829	40,601	(2,044)	38,557

PIMCO REALPATH® Blend 2060 Fund	111,538	10,012	(193)	9,819

PIMCO REALPATH® Blend 2065 Fund	9,774	859	(2)	857

PIMCO REALPATH® Blend Income Fund	337,828	25,342	(23,985)	1,357

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

16. SUBSEQUENT EVENTS

On February 16, 2024 a supplement was filed to provide notification of the liquidation of the Administrative Class Shares of PIMCO REALPATH® Blend Income Fund, PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund, PIMCO REALPATH® Blend 2060 Fund and PIMCO REALPATH® Blend 2065 Fund. The liquidation of the Administrative Class Shares is expected to occur on or about June 21, 2024.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	99

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	MEI	Merrill Lynch International

FICC	Fixed Income Clearing Corporation	JPM	JP Morgan Chase Bank N.A.	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:

USD (or $)	United States Dollar

Exchange Abbreviations:

CBOE	Chicago Board Options Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

BCOMTR	Bloomberg Commodity Index Total Return	FNRETR	FTSE Nareit Equity REITs Total Return Index	S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:

LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

100	PIMCO EQUITY SERIES

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended December 31, 2023 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO REALPATH® Blend 2025 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2023	$0.0708	$0.0000	$0.0000	$0.0708

December 2023	$0.1874	$0.0000	$0.0000	$0.1874

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2023	$0.0656	$0.0000	$0.0000	$0.0656

December 2023	$0.0311	$0.0000	$0.0000	$0.0311

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2023	$0.0614	$0.0000	$0.0000	$0.0614

December 2023	$0.1720	$0.0000	$0.0000	$0.1720

PIMCO REALPATH® Blend 2030 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2023	$0.0604	$0.0000	$0.0000	$0.0604

December 2023	$0.1960	$0.0000	$0.0000	$0.1960

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2023	$0.0548	$0.0000	$0.0000	$0.0548

December 2023	$0.0612	$0.0000	$0.0000	$0.0612

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2023	$0.0502	$0.0000	$0.0000	$0.0502

December 2023	$0.1796	$0.0000	$0.0000	$0.1796

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	101

Distribution Information	(Cont.)

PIMCO REALPATH® Blend 2035 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2023	$0.0602	$0.0000	$0.0000	$0.0602

December 2023	$0.2147	$0.0000	$0.0000	$0.2147

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2023	$0.0544	$0.0000	$0.0000	$0.0544

December 2023	$0.0000	$0.0000	$0.0000	$0.0000

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2023	$0.0492	$0.0000	$0.0000	$0.0492

December 2023	$0.1970	$0.0000	$0.0000	$0.1970

PIMCO REALPATH® Blend 2040 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2023	$0.0561	$0.0000	$0.0000	$0.0561

December 2023	$0.2169	$0.0000	$0.0000	$0.2169

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2023	$0.0501	$0.0000	$0.0000	$0.0501

December 2023	$0.0000	$0.0000	$0.0000	$0.0000

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2023	$0.0453	$0.0000	$0.0000	$0.0453

December 2023	$0.1987	$0.0000	$0.0000	$0.1987

PIMCO REALPATH® Blend 2045 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2023	$0.0526	$0.0000	$0.0000	$0.0526

December 2023	$0.2072	$0.0000	$0.0000	$0.2072

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2023	$0.0464	$0.0000	$0.0000	$0.0464

December 2023	$0.0868	$0.0000	$0.0000	$0.0868

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2023	$0.0423	$0.0000	$0.0000	$0.0423

December 2023	$0.1889	$0.0000	$0.0000	$0.1889

102	PIMCO EQUITY SERIES

(Unaudited)

PIMCO REALPATH® Blend 2050 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2023	$0.0495	$0.0000	$0.0000	$0.0495

December 2023	$0.2137	$0.0000	$0.0000	$0.2137

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2023	$0.0432	$0.0000	$0.0000	$0.0432

December 2023	$0.0000	$0.0000	$0.0000	$0.0000

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2023	$0.0389	$0.0000	$0.0000	$0.0389

December 2023	$0.1966	$0.0000	$0.0000	$0.1966

PIMCO REALPATH® Blend 2055 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2023	$0.0538	$0.0000	$0.0000	$0.0538

December 2023	$0.2080	$0.0000	$0.0000	$0.2080

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2023	$0.0475	$0.0000	$0.0000	$0.0475

December 2023	$0.0000	$0.0000	$0.0000	$0.0000

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2023	$0.0428	$0.0000	$0.0000	$0.0428

December 2023	$0.1906	$0.0000	$0.0000	$0.1906

PIMCO REALPATH® Blend 2060 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2023	$0.0298	$0.0000	$0.0000	$0.0298

December 2023	$0.1284	$0.0000	$0.0000	$0.1284

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2023	$0.0253	$0.0000	$0.0000	$0.0253

December 2023	$0.0187	$0.0000	$0.0000	$0.0187

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2023	$0.0209	$0.0000	$0.0000	$0.0209

December 2023	$0.1127	$0.0000	$0.0000	$0.1127

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	103

Distribution Information	(Cont.)	(Unaudited)

PIMCO REALPATH® Blend 2065 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2023	$0.0262	$0.0000	$0.0000	$0.0262

December 2023	$0.1062	$0.0000	$0.0000	$0.1062

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2023	$0.0211	$0.0000	$0.0000	$0.0211

December 2023	$0.0977	$0.0000	$0.0000	$0.0977

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2023	$0.0175	$0.0000	$0.0000	$0.0175

December 2023	$0.0958	$0.0000	$0.0000	$0.0958

PIMCO REALPATH® Blend Income Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2023	$0.0719	$0.0000	$0.0000	$0.0719

December 2023	$0.1893	$0.0000	$0.0000	$0.1893

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2023	$0.0669	$0.0000	$0.0000	$0.0669

December 2023	$0.1145	$0.0000	$0.0000	$0.1145

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2023	$0.0627	$0.0000	$0.0000	$0.0627

December 2023	$0.1740	$0.0000	$0.0000	$0.1740

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

104	PIMCO EQUITY SERIES

Approval of Investment Advisory Contract and Other Agreements	(Unaudited)

Approval of Renewal of the Investment Advisory Contract and Other Agreements

At a meeting held on August 22-23, 2023, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of PIMCO Dividend and Income Fund, PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund, PIMCO RAE US Small Fund, PIMCO REALPATH® Blend Income Fund, PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund, PIMCO REALPATH® Blend 2060 Fund, and PIMCO REALPATH® Blend 2065 Fund (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2024. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2024.

In addition, the Board considered and unanimously approved the renewal of the Second Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”) between PIMCO, on behalf of PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund (the “RAE Funds”), each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2024.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed: During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research

Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements.

(b) Review Process: In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 22-23, 2023 meeting. The Independent Trustees also met via video conference with Counsel on July 25, 2023, and conducted a video conference meeting on August 11, 2023 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. In connection with its review of the Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, the expense structure of certain Funds and classes, outflows for certain Funds, Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation,

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	105

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel and Resources: The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Agreement. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed for the competitive investment management industry and to strengthen its ability to deliver advisory services under the Investment Advisory Contract. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in its disciplines and personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time and other investment options that have the potential to benefit shareholders.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including the ongoing development of its own proprietary software and applications to support the Funds.

Similarly, the Board considered the sub-advisory services provided by Research Affiliates to the RAE Funds. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing sub-advisory services to the RAE Funds. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services: The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement. The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement is expected to continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2023 and other performance data, as available, over short- and long-term periods ended June 30, 2023 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2023 (the “Broadridge Report”). The Board also noted that while historically the Broadridge Report included peer classifications from only Lipper, as part of this approval process the Broadridge Report incorporated peer classifications from Morningstar for Funds for which it was believed that Morningstar provided a materially improved comparison.

The Board considered information regarding both the short- and long-term relative and absolute investment performance of each Fund relative to its Fund peer group, where appropriate, and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on

106	PIMCO EQUITY SERIES

(Unaudited)

a net-of-fees basis over the one-, three-and five-year periods ended June 30, 2023. The Board also noted the amounts of the Funds’ assets (based on Institutional Class performance) that outperformed their relevant benchmark indexes on a net-of-fees basis over the one-, three-and five-year periods ended March 31, 2023. The Board discussed these and other performance-related developments. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short-and long-term periods. With respect to Funds that underperformed to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Funds. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance. Depending on the circumstances, the Independent Trustees may be satisfied with a Fund’s performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate due to competitive positioning considerations, observed long-term notable underperformance and significant misalignments with the level or quality of services being provided or a change in the overall strategic positioning of the Funds.

The Board reviewed the advisory fees, supervisory and administrative fees and total expense ratios of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, where appropriate, as well as the universe of other similar funds. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate. The Board also reviewed data comparing certain Funds’ advisory fees to the fee rates PIMCO charged to private funds, separate accounts, sub-advised clients, and collective investment trusts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees.

The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less onerous and proscriptive regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	107

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that in most cases the Funds’ total expense ratios were lower than the total expense ratios of competitor funds. The Board discussed with PIMCO certain Funds and/or classes of Funds that had above median total expense ratios. Upon comparing the Funds’ total expense ratios to other funds in the “Peer Groups” provided by the Broadridge Report where appropriate, the Board found total expense ratios of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the expense limitation agreement in place for all of the Funds and the various fee waiver agreements in place for certain of the Funds and/or classes and the Funds of Funds. Based on the information presented by PIMCO, Research Affiliates and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Sub-Advisory Agreement, and that the total expense ratios of each Fund are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits attributable to the Funds. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the recruitment and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce existing services, offer new services, and accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of such economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds received the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further

108	PIMCO EQUITY SERIES

(Unaudited)

considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in administrative and operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. In addition, the Board considered that PIMCO may benefit indirectly from its use of the HUB technology platform, a joint venture between PIMCO, Man Group, S&P Global, Microsoft and State Street. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements continued to be fair and reasonable to the Funds and their shareholders, that the fees charged under the Agreements were fair and reasonable in light of the services provided, and the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreement on behalf of the Funds were fair and reasonable in light of the services provided, and that the renewal of the Agreements was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	109

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES4002SAR_123123

PIMCO EQUITY SERIES®

Semiannual Report

December 31, 2023

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF | MFEM | NYSE Arca

PIMCO RAFI Dynamic Multi-Factor International Equity ETF | MFDX | NYSE Arca

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF | MFUS | NYSE Arca

PIMCO RAFI ESG U.S. ETF | RAFE | NYSE Arca

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Market Insights

Dear Shareholder,

This semiannual report covers the six-month reporting period ended December 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to grow despite inflation that remains elevated, interest rate increases, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience was particularly evident in the United States (“U.S.”). Some European economies experienced slower growth and generally continued to expand over the reporting period.

Central banks slowed interest rate hikes

Inflation eased over the reporting period, and several bank officials suggested that central banks may slow aggressive interest-rate hikes. From March 2022 through July 2023, the U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25 percentage points. In September, November and December 2023, the Fed did not increase interest rates. In December 2023, Fed communications conveyed a belief that the policy rate may be likely at or near its peak for the tightening cycle. From July 2022 through September 2023, the European Central Bank (“ECB”) raised its deposit facility overnight rate a total of 4.50 percentage points and then held rates steady at its October and December 2023 meetings. Meanwhile, from December 2019 through July 2023, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15 percentage points and then held rates steady in September, November and December 2023. Both the ECB and BoE acknowledged the possibility of rate cuts in 2024.

Mixed financial market returns

The yield on the benchmark 10-year U.S. Treasury increased during the reporting period. In many other developed markets, yields on 10-year government bonds fluctuated. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. During the reporting period, lower-rated bonds generally outperformed their higher-rated counterparts. Global equities and commodities rose amid market volatility. The U.S. dollar weakened relative to the euro, British pound and Japanese yen.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Total Returns of Certain Asset Classes for the Period Ended December 31, 2023

Asset Class (as measured by, currency)	Six-Month

U.S. large cap equities (S&P 500 Index, USD)	8.04%

Global equities (MSCI World Index, USD)	7.56%

European equities (MSCI Europe Index, EUR)	4.24%

Emerging market equities (MSCI Emerging Markets Index, EUR)	4.71%

Japanese equities (Nikkei 225 Index, JPY)	1.74%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	4.55%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	6.40%

Below investment grade bonds (ICE BofAML Developed Markets High Yield Constrained Index, USD Hedged)	7.90%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	5.52%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	3.48%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO EQUITY SERIES

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF, PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF and PIMCO RAFI ESG U.S. ETF, which are exchange-traded funds (“ETFs”) that seek to provide total return that closely corresponds, before fees and expenses, to the total return of a specified index (each, a “Fund” and collectively, the “Funds”). Each Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of instruments such that the portfolio effectively provides exposure to the underlying index. A Fund may not track its underlying index with the same degree of accuracy as a fund that replicates the composition and weighting of the underlying index. Shares of the Funds will be listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for each Fund’s shares may be different from the Fund’s net asset value (“NAV”). Each Fund issues and redeems shares at its NAV only in blocks of a specified number of shares (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares from the Funds at NAV.

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact a Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European, and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, a Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause a Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that a Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of a Fund and its shareholders.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	3

Important Information About the Funds	(Cont.)

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds, as applicable). The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on a Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

A Fund may have investments in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, regional armed conflict and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions, export and import controls and other similar measures may be imposed by the United States and/or other countries. Other similar measures may include, but are not limited to, banning or expanding bans on Russia or certain persons or entities associated with Russia from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing Russian assets or those of particular countries, entities or persons with ties to Russia (e.g. Belarus). Such sanctions and other similar measures — which may impact companies in many sectors, including energy, financial services, technology, accounting, quantum computing, shipping, aviation, metals and mining, and defense, among others — and Russia’s countermeasures may negatively impact a Fund’s performance and/or ability to achieve its investment objective. For example, certain investments may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited, securities markets close, or market participants cease transacting in certain investments in light of geopolitical events, sanctions or related considerations), which could render any such securities held by a Fund unmarketable for an indefinite period of time and/or cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions. In addition, such sanctions or other similar measures, and the Russian government’s response, could result in a downgrade of Russia’s credit rating or of securities of issuers located in or economically tied to Russia, devaluation of Russia’s currency and/or increased volatility with respect to Russian securities and the ruble. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks, espionage or other asymmetric measures) or resulting actual or threatened responses to such activity may impact Russia’s economy and Russian and other issuers of securities in which a Fund is invested. Such resulting actual or threatened responses may include, but are not limited to, purchasing and financing restrictions, withdrawal of financial intermediaries, boycotts or changes in consumer or purchaser preferences, sanctions, export and import controls, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians. Any actions by Russia made in response to such sanctions or retaliatory measures could further impair the value and liquidity of Fund investments. Sanctions and other similar measures have resulted in defaults on debt obligations by certain corporate issuers and the Russian Federation that could lead to cross-defaults or cross-accelerations on other obligations of these issuers. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. These issues can be magnified as a result of sanctions and other similar measures that may be imposed and the Russian government’s response. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks. Prior to the implementation of the National Settlement Depository (“NSD”), a recognized central securities depository, there was no central registration system for equity share registration in Russia, and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Title to Russian equities held through the NSD is now based on the records of the NSD and not the registrars. Although the implementation of the NSD has enhanced the

4	PIMCO EQUITY SERIES

efficiency and transparency of the Russian securities market, issues resulting in loss can still occur. In addition, sanctions or Russian countermeasures may prohibit or limit a Fund’s ability to participate in corporate actions, and therefore require a Fund to forego voting on or receiving funds that would otherwise be beneficial to the Fund. Ownership of securities issued by Russian companies that are not held through depositories such as the NSD may be recorded by companies themselves and by registrars. In such cases, the risk is increased that a Fund could lose ownership rights through fraud, negligence or oversight. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, minerals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices, and to sanctions or other actions that may be directed at the Russian economy as a whole or at Russian oil, natural gas, metals, minerals or timber industries.

Russia has attempted, and may attempt in the future, to assert its influence in the region through economic or military measures. For example, in February 2022, Russia launched a large-scale invasion of Ukraine. Such measures may have an adverse effect on the Russian economy, which may, in turn, negatively impact a Fund. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.

Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.

Engaging in a responsible investment strategy, which may select or exclude securities of certain issuers for reasons other than performance, carries the risk that a Fund may underperform funds that do not utilize a responsible investment strategy. The application of this strategy may affect a Fund’s exposure to certain sectors or types of investments, which could negatively impact the Fund’s performance. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized or any judgment exercised in pursuing a responsible investment strategy will reflect the beliefs or values of any particular investor. In evaluating a company, the information and data obtained through voluntary or third-party reporting may be incomplete, inaccurate or unavailable, which could cause an incorrect assessment of a company’s business practices with respect to the environment, social responsibility and corporate governance (“ESG practices”). Socially responsible norms differ by region, and a company’s ESG practices or the assessment of a company’s ESG practices may change over time.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	5

Important Information About the Funds	(Cont.)

non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table and the Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the sale of Fund shares. Each Fund’s performance is measured against the performance of at least one broad-based securities market index (“benchmark index”). A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for a Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Diversification Status
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	08/31/17	Diversified
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	08/31/17	Diversified
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	08/31/17	Diversified
PIMCO RAFI ESG U.S. ETF	12/18/19	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

On each business day, before commencement of trading on NYSE Arca, each Fund will disclose on www.pimcoetfs.com the identities and quantities of the Fund’s portfolio holdings. The frequency at which the daily market prices were at a discount or premium to each Fund’s NAV is disclosed on www.pimcoetfs.com. Please see “Disclosure of Portfolio Holdings” in the SAI for information about the availability of the complete schedule of each Fund’s holdings. Fund fact sheets provide additional information regarding a Fund and may be requested by calling (888) 400-4ETF and are available on the Fund’s website at www.pimcoetfs.com.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 400-4ETF, on the Fund’s website at www.pimcoetfs.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedule of securities holdings as of the end of each fiscal quarter will be

6	PIMCO EQUITY SERIES

made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimcoetfs.com, and will be made available, upon request, by calling PIMCO at (888) 400-4ETF.

SEC rules allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary. Any election to receive reports in paper will apply to all funds held in the investor’s account at the financial intermediary.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Funds must comply with certain new requirements which include, but are not limited to, making significant updates to the content of their shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Investment Company Act of 1940, as amended, to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments are effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	7

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor Emerging Markets Index (the “Underlying Index”) by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2023

	6 Months*	1 Year	5 Years	Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Based on Net Asset Value)	7.56%	14.34%	5.69%	2.93%
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (At Market Price)(1)(2)	6.80%	15.12%	5.65%	2.92%
RAFI Dynamic Multi-Factor Emerging Markets Index±	9.03%	15.52%	6.70%	3.76%
MSCI Emerging Markets Index±±	4.71%	9.83%	3.68%	1.45%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on August 31, 2017, but was not listed for trading until September 6, 2017. Accordingly, there is no Market Price information for August 31, 2017 through September 5, 2017.

± The RAFI Dynamic Multi-Factor Emerging Markets Index strategy takes time-varying exposures to four return factors; value, low volatility, quality, and momentum. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis. It is not possible to invest directly in the index.

±± The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), was 0.51%. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

8	PIMCO EQUITY SERIES

Ticker symbol - MFEM

Top 10 Holdings as of December 31, 2023†§

Petroleo Brasileiro SA	2.2%
Posco Holdings, Inc.	1.3%
Hyundai Motor Co.	1.2%
MediaTek, Inc.	1.2%
Quanta Computer, Inc.	1.1%
Asustek Computer, Inc.	1.1%
Saudi Arabian Oil Co.	1.1%
Hon Hai Precision Industry Co. Ltd.	1.0%
Vale SA	1.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	0.9%

Geographic Breakdown as of December 31, 2023†**

China	22.3%
Taiwan	19.5%
South Korea	14.3%
India	12.8%
Brazil	8.6%
South Africa	3.4%
Saudi Arabia	3.2%
Thailand	3.2%
Mexico	2.2%
Malaysia	1.7%
Hong Kong	1.3%
Turkey	1.3%
Indonesia	1.2%
Short-Term Instruments	0.5%
Other	4.5%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

** Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the information technology sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the Fund’s holdings outperformed the secondary benchmark index.

»	Underweight exposure to, and security selection in, the communication services sector contributed to relative returns compared to the Fund’s secondary benchmark, as the sector underperformed the secondary benchmark index and the Fund’s holdings outperformed the secondary benchmark index.

»	Underweight exposure to, and security selection in, the consumer discretionary sector contributed to relative returns compared to the Fund’s secondary benchmark, as the sector underperformed the secondary benchmark index and the Fund’s holdings outperformed the secondary benchmark index.

»	Security selection in the real estate sector detracted from relative returns compared to the Fund’s secondary benchmark, as the Fund’s holdings underperformed the secondary benchmark index.

»	Security selection in the health care sector detracted from relative returns compared to the Fund’s secondary benchmark, as the Fund’s holdings underperformed the secondary benchmark index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	9

PIMCO RAFI Dynamic Multi-Factor International Equity ETF

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor International Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor Developed Ex-U.S. Index (the “Underlying Index”) by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2023

	6 Months*	1 Year	5 Years	Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Based on Net Asset Value)	6.39%	17.14%	8.38%	5.28%
PIMCO RAFI Dynamic Multi-Factor International Equity ETF (At Market Price)(1)(2)	6.37%	17.54%	8.45%	5.24%
RAFI Dynamic Multi-Factor Developed Ex-U.S. Index±	6.78%	17.05%	8.59%	5.53%
MSCI EAFE Index±±	5.88%	18.24%	8.16%	5.01%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on August 31, 2017, but was not listed for trading until September 6, 2017. Accordingly, there is no Market Price information for August 31, 2017 through September 5, 2017.

± The RAFI Dynamic Multi-Factor Developed Ex-U.S. Index takes time-varying exposures to five return factors; value, low volatility, quality, momentum and size. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis. It is not possible to invest directly in the index.

±± MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), was 0.40%. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

10	PIMCO EQUITY SERIES

Ticker symbol - MFDX

Top 10 Holdings as of December 31, 2023†§

Novo Nordisk AS ‘B’	1.3%
Unilever PLC	0.8%
Nestle SA	0.8%
Banco Santander SA	0.8%
BP PLC	0.8%
Roche Holding AG	0.7%
ASML Holding NV	0.7%
Eni SpA	0.7%
Bayerische Motoren Werke AG	0.7%
Zurich Insurance Group AG	0.7%

Geographic Breakdown as of December 31, 2023†**

Japan	27.1%
United Kingdom	13.2%
France	7.4%
Canada	7.3%
Switzerland	6.8%
Germany	6.7%
Australia	5.6%
Netherlands	4.5%
Spain	3.9%
Italy	3.3%
Sweden	2.4%
Denmark	2.2%
Singapore	1.8%
Hong Kong	1.5%
Ireland	1.1%
Short-Term Instruments	0.7%
Other	4.5%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

** Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to, and security selection in, the health care sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the sector underperformed the secondary benchmark index and the Fund’s holdings outperformed the secondary benchmark index.

»	Security selection in the consumer discretionary sector contributed to relative returns compared to the Fund’s secondary benchmark, as the Fund’s holdings outperformed the secondary benchmark index.

»	Security selection in the consumer staples sector contributed to relative returns compared to the Fund’s secondary benchmark, as the Fund’s holdings outperformed the secondary benchmark index.

»	Underweight exposure to the financials sector detracted from relative returns compared to the Fund’s secondary benchmark, as the sector outperformed the secondary benchmark index.

»	Security selection in the materials sector detracted from relative returns compared to the Fund’s secondary benchmark, as the Fund’s holdings underperformed the secondary benchmark index.

»	Security selection in the communication services sector detracted from relative returns compared to the Fund’s secondary benchmark, as the Fund’s holdings underperformed the secondary benchmark index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	11

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor U.S. Index (the “Underlying Index”) by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2023

	6 Months*	1 Year	5 Years	Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (Based on Net Asset Value)	7.99%	12.22%	12.87%	10.68%
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (At Market Price)(1)(2)	7.75%	12.20%	12.89%	10.65%
RAFI Dynamic Multi-Factor U.S. Index±	8.17%	12.51%	13.24%	11.05%
S&P 500 Index±±	8.04%	26.29%	15.69%	12.89%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on August 31, 2017, but was not listed for trading until September 6, 2017. Accordingly, there is no Market Price information for August 31, 2017 through September 5, 2017.

± The RAFI Dynamic Multi-Factor U.S. index takes time-varying exposures to five return factors; value, low volatility, quality, momentum and size. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis.

±± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), was 0.30%. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

12	PIMCO EQUITY SERIES

Ticker symbol - MFUS

Top 10 Holdings as of December 31, 2023†§

Apple, Inc.	2.4%
Meta Platforms, Inc. ‘A’	2.3%
Eli Lilly & Co.	2.2%
Walmart, Inc.	1.5%
Berkshire Hathaway, Inc. ‘B’	1.5%
Oracle Corp.	1.5%
Broadcom, Inc.	1.4%
Amazon.com, Inc.	1.4%
NVIDIA Corp.	1.3%
Visa, Inc. ‘A’	1.3%

Sector Breakdown as of December 31, 2023†**

Information Technology	19.9%
Health Care	13.6%
Financials	13.6%
Consumer Discretionary	13.1%
Industrials	13.0%
Consumer Staples	9.6%
Communication Services	6.3%
Energy	4.5%
Materials	3.4%
Real Estate	2.0%
Utilities	0.5%
Short-Term Instruments	0.5%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

** Sector Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to, and security selection in, the energy sector contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector and the Fund’s holdings outperformed the secondary benchmark index.

»	Underweight exposure to the utilities sector contributed to relative returns compared to the Fund’s secondary benchmark, as the sector underperformed the secondary benchmark index.

»	Overweight exposure to, and security selection in, the financials sector contributed to relative returns compared to the Fund’s secondary benchmark, as the sector and the Fund’s holdings outperformed the secondary benchmark index.

»	Overweight exposure to the consumer staples sector detracted from relative returns compared to the Fund’s secondary benchmark, as the sector underperformed the secondary benchmark index.

»	Underweight exposure to, and security selection in, the information technology sector detracted from relative returns compared to the Fund’s secondary benchmark, as the sector outperformed the secondary benchmark index and the Fund’s holdings underperformed the secondary benchmark index.

»	Underweight exposure to, and security selection in, the communication services sector detracted from relative returns compared to the Fund’s secondary benchmark, as the sector outperformed the secondary benchmark index and the Fund’s holdings underperformed the secondary benchmark index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	13

PIMCO RAFI ESG U.S. ETF

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI ESG U.S. ETF seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the RAFI ESG US Index (the “Underlying Index”) by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index. The Underlying Index is a long-only, smart beta index that seeks to achieve the dual objectives of social responsibility and long-horizon outperformance of the broad market. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2023

	6 Months*	1 Year	Fund Inception (12/18/19)
PIMCO RAFI ESG U.S. ETF (Based on Net Asset Value)	8.62%	18.72%	9.05%
PIMCO RAFI ESG U.S. ETF (At Market Price)(1)(2)	8.52%	18.81%	8.94%
RAFI ESG US Index±	8.67%	18.93%	9.35%
S&P 500 Index±±	8.04%	26.29%	12.28%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on December 18, 2019, but was not listed for trading until December 19, 2019. Accordingly, there is no Market Price information for December 18, 2019.

± The RAFI ESG US Index is a long-only, smart beta index that seeks to achieve the dual objectives of social responsibility and long-horizon outperformance of the broad market. The Index is constructed by RAFI Indices, LLC (the “Index Provider”) using a rules-based approach within publicly traded U.S. equities to create an integrated ESG strategy which overweights companies that rate well across various ESG (Environmental, Social, and Governance) themes and excludes companies with a major involvement in industries such as tobacco, gaming, weapons and fossil fuels. The strategy supplements traditional ESG metrics with metrics linked to long-term value creation, specifically financial discipline and diversity, for improved return potential. It is not possible to invest directly in the index.

±± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), was 0.30%. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

14	PIMCO EQUITY SERIES

Ticker symbol - RAFE

Top 10 Holdings as of December 31, 2023†§

Microsoft Corp.	5.5%
Apple, Inc.	5.1%
Intel Corp.	4.7%
Meta Platforms, Inc. ‘A’	3.7%
JPMorgan Chase & Co.	2.9%
Johnson & Johnson	2.8%
Citigroup, Inc.	2.4%
Cisco Systems, Inc.	2.2%
Wells Fargo & Co.	2.2%
Bank of America Corp.	2.1%

Sector Breakdown as of December 31, 2023†**

Information Technology	31.0%
Health Care	18.4%
Financials	16.4%
Communication Services	8.6%
Consumer Discretionary	7.6%
Consumer Staples	6.8%
Industrials	4.7%
Materials	3.9%
Real Estate	2.3%
Utilities	0.3%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

** Sector Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to, and security selection in, the information technology sector contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector and the Fund’s holdings outperformed the secondary benchmark index.

»	Overweight exposure to, and security selection in, the financials sector contributed to relative returns compared to the Fund’s secondary benchmark, as the sector and the Fund’s holdings outperformed the secondary benchmark index.

»	Underweight exposure to the utilities sector contributed to relative returns compared to the Fund’s secondary benchmark, as the sector underperformed the secondary benchmark index.

»	Overweight exposure to, and security selection in, the health care sector detracted from relative returns compared to the Fund’s secondary benchmark, as the sector and the Fund’s holdings underperformed the secondary benchmark index.

»	Security selection in the consumer discretionary sector detracted from relative returns compared to the Fund’s secondary benchmark, as the Fund’s holdings underperformed the secondary benchmark index.

»	Security selection in the industrials sector detracted from relative returns compared to the Fund’s secondary benchmark, as the Fund’s holdings underperformed the secondary benchmark index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees and other Fund expenses. You may also pay brokerage commissions on your purchases and sales of Fund shares, which are not reflected in the Example. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2023 to December 31, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During Period*	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$1,000.00	$1,075.60	$2.59	$1,000.00	$1,022.50	$2.53	0.50%
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	1,000.00	1,063.90	2.01	1,000.00	1,023.05	1.97	0.39
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	1,000.00	1,079.90	1.51	1,000.00	1,023.55	1.47	0.29
PIMCO RAFI ESG U.S. ETF	1,000.00	1,086.20	1.51	1,000.00	1,023.55	1.47	0.29

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

16	PIMCO EQUITY SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total	Net Asset Value End of Year or Period(a)

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

07/01/2023 - 12/31/2023+	$18.46	$0.30	$1.08	$1.38	$(0.66)	$0.00	$(0.66)	$19.18

06/30/2023	18.33	0.75	0.61	1.36	(0.64)	(0.59)	(1.23)	18.46

06/30/2022	31.06	1.21	(6.94)	(5.73)	(2.46)	(4.54)	(7.00)	18.33

06/30/2021	20.84	0.50	10.14	10.64	(0.42)	0.00	(0.42)	31.06

06/30/2020	24.24	0.59	(3.41)	(2.82)	(0.58)	0.00	(0.58)	20.84

06/30/2019	23.94	0.64	0.39	1.03	(0.73)	0.00	(0.73)	24.24

PIMCO RAFI Dynamic Multi-Factor International Equity ETF

07/01/2023 - 12/31/2023+	$28.08	$0.28	$1.47	$1.75	$(0.73)	$0.00	$(0.73)	$29.10

06/30/2023	25.16	0.95	2.78	3.73	(0.81)	0.00	(0.81)	28.08

06/30/2022	29.66	0.95	(4.57)	(3.62)	(0.88)	0.00	(0.88)	25.16

06/30/2021	22.86	0.69	6.53	7.22	(0.42)	0.00	(0.42)	29.66

06/30/2020	24.94	0.53	(1.84)	(1.31)	(0.77)	0.00	(0.77)	22.86

06/30/2019	25.87	0.72	(0.89)	(0.17)	(0.76)	0.00	(0.76)	24.94

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

07/01/2023 - 12/31/2023+	$39.42	$0.39	$2.72	$3.11	$(0.61)	$0.00	$(0.61)	$41.92

06/30/2023	36.24	0.87	3.13	4.00	(0.82)	0.00	(0.82)	39.42

06/30/2022	39.00	0.75	(2.90)	(2.15)	(0.61)	0.00	(0.61)	36.24

06/30/2021	27.74	0.52	11.28	11.80	(0.54)	0.00	(0.54)	39.00

06/30/2020	29.21	0.62	(1.44)	(0.82)	(0.65)	0.00	(0.65)	27.74

06/30/2019	28.30	0.59	0.91	1.50	(0.59)	0.00	(0.59)	29.21

PIMCO RAFI ESG U.S. ETF

07/01/2023 - 12/31/2023+	$30.38	$0.31	$2.28	$2.59	$(0.44)	$0.00	$(0.44)	$32.53

06/30/2023	27.58	0.64	2.79	3.43	(0.63)	0.00	(0.63)	30.38

06/30/2022	30.72	0.60	(3.22)	(2.62)	(0.52)	0.00	(0.52)	27.58

06/30/2021	21.40	0.51	9.32	9.83	(0.51)	0.00	(0.51)	30.72

12/18/2019 - 06/30/2020	25.00	0.33	(3.72)	(3.39)	(0.21)	0.00	(0.21)	21.40

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

18	PIMCO EQUITY SERIES	See Accompanying Notes

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

7.68%	$94,379	0.50	%*	0.51	%*	0.49	%*	0.50	%*	3.25	%*	22%

7.99	90,844	0.50		0.51		0.49		0.50		4.15		74

(23.00)	75,517	0.49		0.50		0.49		0.50		4.50		54

51.62	494,452	0.50		0.51		0.50		0.51		1.91		58

(11.86)	619,324	0.49		0.50		0.49		0.50		2.66		59

4.53	477,943	0.49		0.50		0.49		0.50		2.75		43

6.39%	$209,507	0.39	%*	0.40	%*	0.39	%*	0.40	%*	2.03	%*	14%

15.22	146,028	0.39		0.40		0.39		0.40		3.60		27

(12.60)	85,539	0.39		0.40		0.39		0.40		3.30		39

31.87	88,978	0.40		0.40		0.40		0.40		2.54		48

(5.37)	24,231	0.40		0.41		0.40		0.41		2.21		35

(0.59)	42,888	0.39		0.40		0.39		0.40		2.96		24

7.99%	$130,804	0.29	%*	0.30	%*	0.29	%*	0.30	%*	1.98	%*	18%

11.20	126,948	0.29		0.30		0.29		0.30		2.27		45

(5.66)	94,954	0.29		0.30		0.29		0.30		1.88		43

43.02	82,677	0.29		0.30		0.29		0.30		1.53		63

(2.80)	25,525	0.30		0.31		0.30		0.31		2.12		36

5.50	96,980	0.29		0.30		0.29		0.30		2.08		40

8.62%	$45,548	0.29	%*	0.30	%*	0.29	%*	0.30	%*	2.05	%*	9%

12.69	33,419	0.29		0.30		0.29		0.30		2.25		17

(8.73)	28,615	0.29		0.30		0.29		0.30		1.94		26

46.63	20,584	0.30		0.31		0.30		0.31		1.91		32

(13.42)	8,988	0.30	*	0.86	*	0.30	*	0.86	*	2.75	*	12

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	19

Statements of Assets and Liabilities	December 31, 2023 (Unaudited)

(Amounts in thousands†, except per share amounts)	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	PIMCO RAFI ESG U.S. ETF

Assets:

Investments, at value
Investments in securities*^	$94,609	$209,919	$131,298	$45,515
Investments in Affiliates	7	0	0	0
Cash	0	0	1	234
Foreign currency, at value	20	209	0	0
Receivable for investments sold	697	165	0	0
Interest and/or dividends receivable	278	578	160	33
Reimbursement receivable from PIMCO	2	2	2	1
Total Assets	95,613	210,873	131,461	45,783

Liabilities:

Payable for investments purchased	$2	$0	$0	$0
Payable upon return of securities loaned	7	0	0	0
Distributions payable	787	1,296	624	224
Accrued management fees	39	70	33	11
Accrued taxes payable	399	0	0	0
Total Liabilities	1,234	1,366	657	235

Commitments and contingent liabilities^^

Net Assets	$94,379	$209,507	$130,804	$45,548

Net Assets Consist of:

Paid in capital	$94,893	$200,931	$127,061	$43,765
Distributable earnings (accumulated loss)	(514)	8,576	3,743	1,783

Net Assets	$94,379	$209,507	$130,804	$45,548

Shares Issued and Outstanding	4,920	7,200	3,120	1,400

Net Asset Value Per Share Outstanding(a):	$19.18	$29.10	$41.92	$32.53

Cost of investments in securities	$88,462	$185,710	$111,477	$41,084
Cost of investments in Affiliates	$7	$0	$0	$0
Cost of foreign currency held	$66	$207	$0	$0

* Includes repurchase agreements of:	$477	$1,520	$704	$0
^ Includes securities on loan of:	$6	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

20	PIMCO EQUITY SERIES	See Accompanying Notes

Statements of Operations

Six Months Ended December 31, 2023 (Unaudited)
(Amounts in thousands†)	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	PIMCO RAFI ESG U.S. ETF

Investment Income:

Interest	$6	$9	$8	$0
Dividends, net of foreign taxes*	1,687	2,003	1,430	440
Total Income	1,693	2,012	1,438	440

Expenses:

Management fees	221	324	184	55
Trustee fees	3	5	4	1
Interest expense	6	0	0	0
Miscellaneous expense	2	4	3	1
Total Expenses	232	333	191	57
Waiver and/or Reimbursement by PIMCO	(3)	(5)	(4)	(1)
Net Expenses	229	328	187	56

Net Investment Income (Loss)	1,464	1,684	1,251	384

Net Realized Gain (Loss):

Investments in securities, net of foreign capital gains tax**	483	(385)	(1,220)	(117)
In-kind redemptions	0	0	6,694	0
Over the counter financial derivative instruments	1	(3)	0	0
Foreign currency	(31)	4	0	0

Net Realized Gain (Loss)	453	(384)	5,474	(117)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities net of foreign capital gains tax***	4,902	11,795	3,102	3,439
Foreign currency assets and liabilities	(21)	11	0	0

Net Change in Unrealized Appreciation (Depreciation)	4,881	11,806	3,102	3,439

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,798	$13,106	$9,827	$3,706

* Foreign tax withholdings - Dividends	$251	$185	$0	$0
** Foreign capital gains tax	$60	$0	$0	$0
*** Foreign capital gains tax	$(298)	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	21

Statements of Changes in Net Assets

	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF		PIMCO RAFI Dynamic Multi-Factor International Equity ETF		PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF		PIMCO RAFI ESG U.S. ETF

(Amounts in thousands†)	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,464	$3,399	$1,684	$4,181	$1,251	$2,610	$384	$667
Net realized gain (loss)	453	(1,899)	(384)	(1,280)	5,474	(3,365)	(117)	(250)
Net change in unrealized appreciation (depreciation)	4,881	4,076	11,806	13,989	3,102	12,671	3,439	3,022

Net Increase (Decrease) in Net Assets Resulting from Operations	6,798	5,576	13,106	16,890	9,827	11,916	3,706	3,439

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(3,247)	(5,242)	(4,316)	(3,254)	(1,944)	(2,406)	(560)	(651)

Total Distributions(a)	(3,247)	(5,242)	(4,316)	(3,254)	(1,944)	(2,406)	(560)	(651)

Fund Share Transactions:

Receipts for shares sold	0	32,852	54,689	46,853	12,208	26,243	8,983	8,732
Cost of shares redeemed	(16)	(17,859)	0	0	(16,235)	(3,759)	0	(6,716)
Net increase (decrease) resulting from Fund share transactions	(16)	14,993	54,689	46,853	(4,027)	22,484	8,983	2,016

Total Increase (Decrease) in Net Assets	3,535	15,327	63,479	60,489	3,856	31,994	12,129	4,804

Net Assets:

Beginning of period	90,844	75,517	146,028	85,539	126,948	94,954	33,419	28,615
End of period	$94,379	$90,844	$209,507	$146,028	$130,804	$126,948	$45,548	$33,419

Shares of Beneficial Interest:

Shares sold	0	1,800	2,000	1,800	300	700	300	300
Shares redeemed	0	(1,000)	0	0	(400)	(100)	0	(238)
Net increase (decrease) in shares outstanding	0	800	2,000	1,800	(100)	600	300	62

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end so the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

22	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	December 31, 2023 (Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.3%

COMMON STOCKS 95.7%

BRAZIL 4.7%

COMMUNICATION SERVICES 0.3%

Telefonica Brasil SA	18,773	$206

TIM SA	26,600	98

		304

CONSUMER DISCRETIONARY 0.6%

Cogna Educacao SA (b)	126,300	91

Vibra Energia SA	98,432	461

		552

CONSUMER STAPLES 1.0%

Atacadao SA	20,500	53

BRF SA (b)	37,458	105

JBS SA	106,560	541

Marfrig Global Foods SA	58,700	116

Natura & Co. Holding SA (b)	8,900	30

Raia Drogasil SA	25,359	153

		998

ENERGY 0.3%

Ultrapar Participacoes SA	46,088	250

FINANCIALS 0.6%

B3 SA - Brasil Bolsa Balcao	64,402	193

Banco BTG Pactual SA	9,800	76

Banco do Brasil SA	12,700	145

Banco Santander Brasil SA	12,400	82

BB Seguridade Participacoes SA	5,197	36

Porto Seguro SA	2,300	13

		545

HEALTH CARE 0.0%

Rede D’Or Sao Luiz SA	5,700	34

INDUSTRIALS 0.2%

Embraer SA (b)	7,500	34

Rumo SA	5,500	26

WEG SA	11,681	89

		149

MATERIALS 1.5%

Cia Siderurgica Nacional SA	25,577	102

Klabin SA	33,390	153

Suzano SA	20,292	231

Vale SA	57,700	914

		1,400

UTILITIES 0.2%

Companhia Paranaense de Energia	15,589	30

CPFL Energia SA	3,600	29

Energisa SA	7,000	78

Engie Brasil Energia SA	3,135	29

Equatorial Energia SA	6,700	49

		215

Total Brazil		4,447

	SHARES	MARKET VALUE (000S)
CHILE 0.8%

CONSUMER STAPLES 0.2%

Cencosud SA	58,199	$109

Cia Cervecerias Unidas SA	10,138	65

		174

ENERGY 0.0%

Empresas Copec SA	6,030	44

FINANCIALS 0.4%

Banco de Chile	1,334,417	157

Banco de Credito e Inversiones SA	1,126	31

Banco Itau Chile SA	865	8

Banco Santander Chile	2,784,565	136

		332

MATERIALS 0.0%

Empresas CMPC SA	17,456	34

UTILITIES 0.2%

Colbun SA	383,504	61

Enel Americas SA	343,338	38

Enel Chile SA	672,048	43

		142

Total Chile		726

CHINA 22.3%

COMMUNICATION SERVICES 1.9%

China United Network Communications Ltd. ‘A’	501,900	310

Focus Media Information Technology Co. Ltd. ‘A’	70,200	63

NetEase, Inc.	6,601	615

Tencent Holdings Ltd.	15,800	596

Tencent Music Entertainment Group ADR (b)	22,419	202

		1,786

CONSUMER DISCRETIONARY 1.3%

ANTA Sports Products Ltd.	14,600	142

BAIC Motor Corp. Ltd. ‘H’	118,000	34

BYD Co. Ltd. ‘H’	8,500	234

China Tourism Group Duty Free Corp. Ltd. ‘H’	2,400	24

China Yongda Automobiles Services Holdings Ltd.	47,500	18

Chongqing Changan Automobile Co. Ltd. ‘A’	13,100	31

Dongfeng Motor Group Co. Ltd. ‘H’	138,000	69

Fuyao Glass Industry Group Co. Ltd.	4,000	20

Great Wall Motor Co. Ltd. ‘H’	24,500	32

Huayu Automotive Systems Co. Ltd. ‘A’	27,600	63

SAIC Motor Corp. Ltd. ‘A’	38,800	74

Shanghai Yuyuan Tourist Mart Group Co. Ltd. ‘A’	31,100	27

Shenzhou International Group Holdings Ltd.	12,700	130

Topsports International Holdings Ltd.	74,000	58

Vipshop Holdings Ltd. (b)	8,355	148

Wuchan Zhongda Group Co. Ltd. ‘A’	136,900	86

		1,190

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 1.4%

China Feihe Ltd.	121,000	$66

Foshan Haitian Flavouring & Food Co. Ltd. ‘A’	3,100	17

Guangdong Haid Group Co. Ltd. ‘A’	8,600	54

Henan Shuanghui Investment & Development Co. Ltd. ‘A’	17,500	66

Hengan International Group Co. Ltd.	22,000	82

Kweichow Moutai Co. Ltd. ‘A’	1,800	438

Luzhou Laojiao Co. Ltd. ‘A’	2,700	68

Muyuan Foods Co. Ltd. ‘A’	15,600	91

New Hope Liuhe Co. Ltd. ‘A’	25,500	34

Nongfu Spring Co. Ltd. ‘H’	19,400	112

Tingyi Cayman Islands Holding Corp.	82,000	100

Uni-President China Holdings Ltd.	43,000	31

Wens Foodstuffs Group Co. Ltd. ‘A’	51,300	145

Wuliangye Yibin Co. Ltd. ‘A’	3,600	71

		1,375

ENERGY 1.9%

China Petroleum & Chemical Corp. ‘H’	1,114,000	584

China Shenhua Energy Co. Ltd. ‘H’	154,000	528

PetroChina Co. Ltd. ‘H’	650,000	429

Shaanxi Coal Industry Co. Ltd. ‘A’	23,100	68

Shanxi Coking Coal Energy Group Co. Ltd. ‘A’	15,900	22

Yankuang Energy Group Co. Ltd. ‘H’	105,000	200

		1,831

FINANCIALS 5.4%

Agricultural Bank of China Ltd. ‘H’	2,115,000	816

Bank of Beijing Co. Ltd. ‘A’	146,500	94

Bank of Changsha Co. Ltd. ‘A’	34,400	33

Bank of China Ltd. ‘H’	2,271,000	863

Bank of Chongqing Co. Ltd. ‘H’	35,000	18

Bank of Communications Co. Ltd. ‘H’	594,000	371

Bank of Guiyang Co. Ltd. ‘A’	54,700	40

Bank of Hangzhou Co. Ltd. ‘A’	40,900	58

Bank of Jiangsu Co. Ltd. ‘A’	245,200	231

Bank of Nanjing Co. Ltd. ‘A’	47,800	50

Bank of Shanghai Co. Ltd. ‘A’	58,300	49

China Cinda Asset Management Co. Ltd. ‘H’	353,000	35

China CITIC Bank Corp. Ltd. ‘H’	314,000	148

China Construction Bank Corp. ‘H’	670,000	398

China Everbright Bank Co. Ltd. ‘H’	569,000	169

China Galaxy Securities Co. Ltd. ‘H’	24,000	13

China Minsheng Banking Corp. Ltd. ‘H’	453,500	154

China Zheshang Bank Co. Ltd. ‘H’	345,000	89

Chongqing Rural Commercial Bank Co. Ltd. ‘H’	221,000	86

CITIC Securities Co. Ltd. ‘H’	46,000	94

CNPC Capital Co. Ltd. ‘A’	26,000	20

CSC Financial Co. Ltd. ‘H’	11,500	10

Guosen Securities Co. Ltd. ‘A’	37,700	45

Huatai Securities Co. Ltd. ‘H’	15,000	19

Huaxia Bank Co. Ltd. ‘A’	79,900	63

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	23

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

Industrial & Commercial Bank of China Ltd. ‘H’	1,278,000	$623

Industrial Securities Co. Ltd.	22,600	19

Lufax Holding Ltd. ADR	11,655	36

PICC Property & Casualty Co. Ltd. ‘H’	80,000	95

Ping An Insurance Group Co. of China Ltd. ‘H’	57,500	260

Shanghai Pudong Development Bank Co. Ltd. ‘A’	80,200	75

		5,074

HEALTH CARE 1.0%

China Resources Pharmaceutical Group Ltd.	121,500	80

CSPC Pharmaceutical Group Ltd.	257,680	240

Jiangsu Hengrui Pharmaceuticals Co. Ltd. ‘A’	11,100	71

Jointown Pharmaceutical Group Co. Ltd. ‘A’	31,214	31

Shandong Buchang Pharmaceuticals Co. Ltd. ‘A’	16,300	39

Shenzhen Mindray Bio-Medical Electronics Co. Ltd. ‘A’	2,400	98

Sinopharm Group Co. Ltd. ‘H’	72,800	191

WuXi AppTec Co. Ltd. ‘H’	10,700	109

Yunnan Baiyao Group Co. Ltd. ‘A’	10,300	71

		930

INDUSTRIALS 2.8%

AECC Aviation Power Co. Ltd.	11,300	60

China Communications Services Corp. Ltd. ‘H’	108,000	45

China CSSC Holdings Ltd. ‘A’	19,500	81

China International Marine Containers Group Co. Ltd. ‘H’	21,600	14

China Lesso Group Holdings Ltd. ‘L’	37,000	19

China National Chemical Engineering Co. Ltd. ‘A’	53,200	48

China Railway Group Ltd. ‘H’	529,000	236

China State Construction Engineering Corp. Ltd. ‘A’	399,500	271

CITIC Ltd.	141,000	141

COSCO SHIPPING Holdings Co. Ltd. ‘H’	58,500	59

CRRC Corp. Ltd. ‘H’	62,000	27

Daqin Railway Co. Ltd. ‘A’	76,300	78

Fosun International Ltd.	45,000	27

Horizon Construction Development Ltd. (b)	2,407	1

Jiangsu Expressway Co. Ltd. ‘H’	86,000	77

Jiangsu Zhongtian Technology Co. Ltd. ‘A’	50,800	89

Metallurgical Corp. of China Ltd. ‘H’	459,000	89

NARI Technology Co. Ltd. ‘A’	32,700	103

Power Construction Corp. of China Ltd. ‘A’	207,500	143

Qingdao Port International Co. Ltd.	28,000	15

Sany Heavy Industry Co. Ltd. ‘A’	43,200	84

Shanghai Construction Group Co. Ltd. ‘A’	120,600	40

Shanghai International Port Group Co. Ltd. ‘A’	23,200	16

Shanghai Tunnel Engineering Co. Ltd. ‘A’	83,500	68

	SHARES	MARKET VALUE (000S)

Sichuan Road & Bridge Group Co. Ltd. ‘A’	14,180	$15

Sinopec Engineering Group Co. Ltd. ‘H’	66,500	34

Sinotrans Ltd. ‘H’	118,000	49

Sinotruk Hong Kong Ltd.	64,500	127

TBEA Co. Ltd. ‘A’	55,690	108

Weichai Power Co. Ltd. ‘H’	28,000	47

Xiamen C & D, Inc. ‘A’	64,300	87

Xiamen ITG Group Corp. Ltd. ‘A’	64,800	64

Xiamen Xiangyu Co. Ltd. ‘A’	32,700	31

Zhejiang Chint Electrics Co. Ltd. ‘A’	15,300	46

Zhejiang Expressway Co. Ltd. ‘H’	44,000	29

Zoomlion Heavy Industry Science and Technology Co. Ltd. ‘H’	18,000	10

ZTO Express Cayman, Inc.	6,936	148

		2,626

INFORMATION TECHNOLOGY 2.0%

360 Security Technology, Inc. ‘A’	45,400	58

AAC Technologies Holdings, Inc.	19,000	56

Avary Holding Shenzhen Co. Ltd. ‘A’	14,500	46

BYD Electronic International Co. Ltd.	10,500	49

China Railway Signal & Communication Corp. Ltd. ‘H’	248,000	83

Foxconn Industrial Internet Co. Ltd. ‘A’	103,700	221

GoerTek, Inc. ‘A’	6,000	18

Lenovo Group Ltd.	456,000	638

Luxshare Precision Industry Co. Ltd. ‘A’	11,000	53

Sunny Optical Technology Group Co. Ltd.	16,800	153

TCL Technology Group Corp. ‘A’	17,300	11

Tianma Microelectronics Co. Ltd. ‘A’	35,300	53

Unisplendour Corp. Ltd.	8,000	22

Wingtech Technology Co. Ltd. ‘A’	1,900	11

Xiaomi Corp. ‘B’ (b)	158,600	318

Zhejiang Dahua Technology Co. Ltd. ‘A’	11,300	29

ZTE Corp. ‘H’	24,800	55

		1,874

MATERIALS 2.0%

Aluminum Corp. of China Ltd. ‘H’	452,000	226

Angang Steel Co. Ltd. ‘H’	142,000	28

Anhui Conch Cement Co. Ltd. ‘H’	124,000	286

Baoshan Iron & Steel Co. Ltd. ‘A’	162,600	136

China Hongqiao Group Ltd.	252,500	207

China National Building Material Co. Ltd. ‘H’	330,000	141

CMOC Group Ltd. ‘H’	60,000	33

Hengli Petrochemical Co. Ltd. ‘A’	17,300	32

Hesteel Co. Ltd. ‘A’	140,800	42

Huaxin Cement Co. Ltd. ‘H’	20,600	18

Hunan Valin Steel Co. Ltd. ‘A’	72,500	53

Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. ‘A’	19,900	11

Jiangxi Copper Co. Ltd. ‘H’	77,000	109

Luxi Chemical Group Co. Ltd. ‘A’	16,200	23

Maanshan Iron & Steel Co. Ltd. ‘H’	80,000	13

Nanjing Iron & Steel Co. Ltd. ‘A’	69,500	36

Ningxia Baofeng Energy Group Co. Ltd. ‘A’	28,500	59

	SHARES	MARKET VALUE (000S)

Shandong Chenming Paper Holdings Ltd. ‘H’	27,500	$7

Shanxi Taigang Stainless Steel Co. Ltd. ‘A’	69,900	37

Sinopec Shanghai Petrochemical Co. Ltd. ‘H’	180,000	26

Tangshan Jidong Cement Co. Ltd. ‘A’	23,800	21

Tongling Nonferrous Metals Group Co. Ltd. ‘A’	95,800	44

Xinxing Ductile Iron Pipes Co. Ltd. ‘A’	140,200	75

Xinyu Iron & Steel Co. Ltd. ‘A’	56,500	28

Zijin Mining Group Co. Ltd. ‘H’	136,000	222

		1,913

REAL ESTATE 1.5%

Agile Group Holdings Ltd. (b)	252,000	27

China Merchants Shekou Industrial Zone Holdings Co. Ltd. ‘A’	19,100	26

China Vanke Co. Ltd. ‘H’	403,400	373

Country Garden Holdings Co. Ltd. (b)	4,503,000	451

Financial Street Holdings Co. Ltd. ‘A’	48,800	25

Guangzhou R&F Properties Co. Ltd. ‘H’ (b)	126,800	19

Jinke Properties Group Co. Ltd. ‘A’	295,900	76

KE Holdings, Inc. ADR	2,588	42

KWG Group Holdings Ltd. (b)	352,000	25

Logan Group Co. Ltd. (b)	95,000	7

Longfor Group Holdings Ltd.	84,000	135

Powerlong Real Estate Holdings Ltd. (b)	108,000	10

Seazen Group Ltd.	620,000	101

Seazen Holdings Co. Ltd. ‘A’	22,700	37

Sino-Ocean Group Holding Ltd. (b)	691,000	39

Youngor Group Co. Ltd.	26,500	24

		1,417

UTILITIES 1.1%

CGN Power Co. Ltd. ‘H’	631,000	165

China National Nuclear Power Co. Ltd. ‘A’	144,000	152

China Yangtze Power Co. Ltd. ‘A’	134,200	441

ENN Energy Holdings Ltd.	21,000	155

GD Power Development Co. Ltd. ‘A’	168,400	99

Huaneng Lancang River Hydropower, Inc. ‘A’	12,200	15

Huaneng Power International, Inc. ‘H’	56,000	30

		1,057

Total China		21,073

GREECE 0.5%

COMMUNICATION SERVICES 0.1%

Hellenic Telecommunications Organization SA	3,864	55

CONSUMER DISCRETIONARY 0.1%

JUMBO SA	1,888	52

OPAP SA	3,453	59

		111

24	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2023	(Unaudited)

	SHARES	MARKET VALUE (000S)
ENERGY 0.0%

Motor Oil Hellas Corinth Refineries SA	708	$19

FINANCIALS 0.2%

Alpha Services & Holdings SA (b)	33,166	56

Eurobank Ergasias Services & Holdings SA ‘A’ (b)	30,894	55

National Bank of Greece SA (b)	8,138	57

Piraeus Financial Holdings SA (b)	4,378	15

		183

INDUSTRIALS 0.1%

Mytilineos SA	640	26

Star Bulk Carriers Corp.	1,063	22

		48

UTILITIES 0.0%

Public Power Corp. SA (b)	2,733	34

Total Greece		450

HONG KONG 1.3%

FINANCIALS 0.5%

BOC Hong Kong Holdings Ltd.	117,000	318

China Taiping Insurance Holdings Co. Ltd.	81,800	70

Far East Horizon Ltd.	65,000	51

		439

INDUSTRIALS 0.1%

China Everbright Environment Group Ltd.	153,000	50

China Zhongwang Holdings Ltd. «(b)	338,800	0

Shanghai Industrial Holdings Ltd.	22,000	27

Shenzhen International Holdings Ltd.	57,500	49

		126

MATERIALS 0.0%

China Resources Cement Holdings Ltd.	60,000	13

REAL ESTATE 0.1%

China Jinmao Holdings Group Ltd.	294,000	28

China Overseas Land & Investment Ltd.	50,500	89

Poly Property Group Co. Ltd.	41,000	9

		126

UTILITIES 0.6%

Beijing Enterprises Holdings Ltd.	27,000	94

China Power International Development Ltd.	46,000	17

China Resources Gas Group Ltd.	52,500	172

China Resources Power Holdings Co. Ltd.	18,000	36

Guangdong Investment Ltd.	106,000	77

Kunlun Energy Co. Ltd.	200,000	181

		577

Total Hong Kong		1,281

	SHARES	MARKET VALUE (000S)
INDIA 12.9%

COMMUNICATION SERVICES 0.2%

Bharti Airtel Ltd.	11,592	$144

Indus Towers Ltd. (b)	26,939	64

		208

CONSUMER DISCRETIONARY 1.1%

Apollo Tyres Ltd.	4,256	23

Bajaj Auto Ltd.	2,454	200

Balkrishna Industries Ltd.	805	25

Bharat Forge Ltd.	3,152	47

Bosch Ltd.	199	53

Hero MotoCorp Ltd.	2,804	139

Maruti Suzuki India Ltd.	1,122	139

Rajesh Exports Ltd.	14,017	62

Samvardhana Motherson International Ltd.	25,078	31

Tata Motors Ltd.	17,885	167

Titan Co. Ltd.	2,557	113

TVS Motor Co. Ltd.	1,364	33

Vardhman Textiles Ltd.	2,281	11

		1,043

CONSUMER STAPLES 1.5%

Britannia Industries Ltd.	1,315	84

Colgate-Palmolive India Ltd.	1,453	44

Dabur India Ltd.	5,865	39

Godrej Consumer Products Ltd.	3,013	41

Hindustan Unilever Ltd.	7,489	240

ITC Ltd.	135,611	753

Marico Ltd.	6,478	43

Nestle India Ltd.	495	158

		1,402

ENERGY 1.6%

Bharat Petroleum Corp. Ltd.	49,964	271

Coal India Ltd.	45,970	208

Hindustan Petroleum Corp. Ltd. (b)	53,702	257

Indian Oil Corp. Ltd.	184,682	288

Oil & Natural Gas Corp. Ltd.	130,757	322

Oil India Ltd.	14,603	65

Petronet LNG Ltd.	19,412	52

		1,463

FINANCIALS 1.7%

Bajaj Finance Ltd.	2,438	215

Canara Bank	5,760	30

Cholamandalam Financial Holdings Ltd.	1,580	20

Cholamandalam Investment & Finance Co. Ltd.	5,308	80

HDFC Asset Management Co. Ltd.	574	22

HDFC Life Insurance Co. Ltd.	7,202	56

ICICI Lombard General Insurance Co. Ltd.	725	12

ICICI Prudential Life Insurance Co. Ltd.	1,994	13

IDFC First Bank Ltd. (b)	40,680	43

Indiabulls Housing Finance Ltd. ‘L’	58,089	151

Indian Railway Finance Corp. Ltd.	31,281	37

IndusInd Bank Ltd.	7,996	154

LIC Housing Finance Ltd.	1,489	10

Muthoot Finance Ltd.	1,605	29

	SHARES	MARKET VALUE (000S)

Piramal Enterprises Ltd.	1,694	$19

Power Finance Corp. Ltd.	93,851	431

Punjab National Bank	26,808	31

RBL Bank Ltd.	4,855	16

REC Ltd.	29,689	147

Shriram Finance Ltd.	2,766	68

		1,584

HEALTH CARE 0.7%

Alkem Laboratories Ltd.	179	11

Apollo Hospitals Enterprise Ltd.	716	49

Aurobindo Pharma Ltd.	2,586	34

Cipla Ltd.	5,507	82

Divi’s Laboratories Ltd.	1,803	85

Dr Reddy’s Laboratories Ltd.	2,085	145

Lupin Ltd.	5,235	83

Sun Pharmaceutical Industries Ltd.	8,893	135

Torrent Pharmaceuticals Ltd.	1,755	49

Zydus Lifesciences Ltd.	3,372	28

		701

INDUSTRIALS 0.7%

Ashok Leyland Ltd.	12,244	27

Bharat Electronics Ltd.	17,294	38

Bharat Heavy Electricals Ltd.	7,400	17

Havells India Ltd.	884	14

Hindustan Aeronautics Ltd.	2,348	79

InterGlobe Aviation Ltd. (b)	1,115	40

Larsen & Toubro Ltd.	8,837	374

Polycab India Ltd.	469	31

WNS Holdings Ltd. (b)	517	33

		653

INFORMATION TECHNOLOGY 2.3%

HCL Technologies Ltd.	15,734	277

Infosys Ltd.	32,096	594

LTIMindtree Ltd.	872	66

Mphasis Ltd.	2,359	78

Oracle Financial Services Software Ltd.	364	18

Redington Ltd.	18,568	39

Tata Consultancy Services Ltd.	16,976	773

Tech Mahindra Ltd.	12,857	196

Wipro Ltd.	20,880	119

		2,160

MATERIALS 1.6%

Asian Paints Ltd.	2,568	105

Berger Paints India Ltd.	1,354	10

Coromandel International Ltd.	1,615	24

Gujarat State Fertilizers & Chemicals Ltd.	8,284	24

Jindal Saw Ltd.	8,650	43

Jindal Stainless Ltd.	2,281	16

Jindal Steel & Power Ltd.	9,886	89

National Aluminium Co. Ltd.	55,816	88

NMDC Ltd.	25,325	64

Pidilite Industries Ltd.	570	19

Steel Authority of India Ltd.	123,702	183

Supreme Industries Ltd.	1,997	109

Tata Steel Ltd.	238,560	400

UltraTech Cement Ltd.	1,831	231

Vedanta Ltd.	43,629	135

		1,540

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	25

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.1%

DLF Ltd.	8,404	$73

Macrotech Developers Ltd.	2,021	25

		98

UTILITIES 1.4%

GAIL India Ltd.	17,219	34

Gujarat State Petronet Ltd.	4,471	16

Jaiprakash Power Ventures Ltd. (b)	285,988	48

JSW Energy Ltd.	4,636	23

NHPC Ltd.	52,768	41

NTPC Ltd.	132,805	496

Power Grid Corp. of India Ltd.	159,611	455

PTC India Ltd.	15,463	35

Reliance Infrastructure Ltd. (b)	18,014	45

Reliance Power Ltd. (b)	198,360	55

Tata Power Co. Ltd.	11,676	47

Torrent Power Ltd.	908	10

		1,305

Total India		12,157

INDONESIA 1.2%

COMMUNICATION SERVICES 0.4%

Elang Mahkota Teknologi Tbk PT	168,800	6

Indosat Tbk PT	24,300	15

Telkom Indonesia Persero Tbk PT	1,197,300	307

		328

CONSUMER STAPLES 0.2%

Gudang Garam Tbk PT	27,100	36

Indofood CBP Sukses Makmur Tbk PT	56,300	39

Indofood Sukses Makmur Tbk PT	27,100	11

Sumber Alfaria Trijaya Tbk PT	290,700	55

Unilever Indonesia Tbk PT	129,900	30

		171

ENERGY 0.1%

Adaro Energy Indonesia Tbk PT	614,100	95

Indika Energy Tbk PT	84,700	8

Indo Tambangraya Megah Tbk PT	21,600	36

		139

FINANCIALS 0.4%

Bank Central Asia Tbk PT	338,900	207

Bank Mandiri Persero Tbk PT	336,700	132

		339

HEALTH CARE 0.0%

Kalbe Farma Tbk PT	390,300	41

INDUSTRIALS 0.0%

Astra International Tbk PT	98,300	36

MATERIALS 0.1%

Barito Pacific Tbk PT	210,000	18

Chandra Asri Petrochemical Tbk PT	57,400	20

Indocement Tunggal Prakarsa Tbk PT	44,300	27

		65

Total Indonesia		1,119

	SHARES	MARKET VALUE (000S)
IRELAND 0.4%

CONSUMER DISCRETIONARY 0.4%

PDD Holdings, Inc. ADR (b)	2,640	$386

Total Ireland		386

KUWAIT 0.4%

COMMUNICATION SERVICES 0.1%

Mobile Telecommunications Co. KSCP	44,173	73

CONSUMER DISCRETIONARY 0.0%

Humansoft Holding Co. KSC	302	3

FINANCIALS 0.2%

Al Ahli Bank of Kuwait KSCP	3,781	3

Boubyan Bank KSCP	10,417	20

Gulf Bank KSCP	6,421	6

Kuwait Finance House KSCP	92,698	219

		248

INDUSTRIALS 0.1%

Agility Public Warehousing Co. KSC	28,106	46

National Industries Group Holding SAK	5,584	4

		50

REAL ESTATE 0.0%

Commercial Real Estate Co. KSC	35,666	12

Mabanee Co. KPSC	733	2

		14

Total Kuwait		388

MALAYSIA 1.7%

COMMUNICATION SERVICES 0.1%

Axiata Group Bhd.	44,100	23

CelecomDigi Bhd.	26,200	23

Maxis Bhd.	48,400	41

Telekom Malaysia Bhd.	44,100	53

		140

CONSUMER DISCRETIONARY 0.1%

Genting Bhd.	46,100	46

Genting Malaysia Bhd.	96,600	57

		103

CONSUMER STAPLES 0.1%

IOI Corp. Bhd.	27,700	24

Kuala Lumpur Kepong Bhd.	7,000	33

PPB Group Bhd.	6,700	21

Sime Darby Plantation Bhd.	40,800	39

		117

ENERGY 0.0%

Petronas Dagangan Bhd.	3,500	17

FINANCIALS 0.7%

AMMB Holdings Bhd.	34,300	30

CIMB Group Holdings Bhd.	122,800	156

Hong Leong Bank Bhd.	11,100	46

	SHARES	MARKET VALUE (000S)

Malayan Banking Bhd.	102,400	$198

Public Bank Bhd.	180,100	168

RHB Bank Bhd.	38,900	46

		644

HEALTH CARE 0.2%

Hartalega Holdings Bhd. (b)	117,000	69

IHH Healthcare Bhd.	6,600	9

Top Glove Corp. Bhd. (b)	497,600	97

		175

INDUSTRIALS 0.2%

Capital A Bhd. (b)	193,400	35

Gamuda Bhd.	20,000	20

Malaysia Airports Holdings Bhd.	25,600	41

MISC Bhd.	19,600	31

Sime Darby Bhd.	60,600	31

		158

MATERIALS 0.1%

Petronas Chemicals Group Bhd.	65,400	102

Press Metal Aluminium Holdings Bhd.	9,900	10

		112

UTILITIES 0.2%

Petronas Gas Bhd.	5,000	19

Tenaga Nasional Bhd.	46,600	102

YTL Corp. Bhd.	95,700	39

		160

Total Malaysia		1,626

MEXICO 2.2%

COMMUNICATION SERVICES 0.1%

Grupo Televisa SAB	108,863	73

Megacable Holdings SAB de CV	12,334	27

		100

CONSUMER STAPLES 1.3%

Arca Continental SAB de CV	13,655	149

Coca-Cola Femsa SAB de CV	22,740	216

Gruma SAB de CV ‘B’	7,926	145

Grupo Bimbo SAB de CV ‘A’	16,223	82

Kimberly-Clark de Mexico SAB de CV ‘A’	49,092	110

Wal-Mart de Mexico SAB de CV	119,272	503

		1,205

FINANCIALS 0.1%

Grupo Elektra SAB de CV	696	48

INDUSTRIALS 0.2%

Alfa SAB de CV ‘A’	95,924	77

Grupo Aeroportuario del Pacifico SAB de CV	2,715	48

Grupo Aeroportuario del Sureste SAB de CV	1,600	47

		172

26	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2023	(Unaudited)

	SHARES	MARKET VALUE (000S)
MATERIALS 0.5%

Alpek SAB de CV	16,954	$13

Cemex SAB de CV (b)	126,231	98

Grupo Mexico SAB de CV ‘B’	61,871	343

Orbia Advance Corp. SAB de CV	32,997	73

		527

Total Mexico		2,052

PHILIPPINES 0.2%

COMMUNICATION SERVICES 0.1%

Globe Telecom, Inc.	878	27

PLDT, Inc.	2,770	64

		91

CONSUMER STAPLES 0.0%

Universal Robina Corp.	13,310	28

FINANCIALS 0.0%

Bank of the Philippine Islands	8,114	15

BDO Unibank, Inc.	10,780	26

		41

INDUSTRIALS 0.1%

International Container Terminal Services, Inc.	11,450	51

UTILITIES 0.0%

Manila Electric Co.	4,460	32

Total Philippines		243

POLAND 0.8%

COMMUNICATION SERVICES 0.1%

Cyfrowy Polsat SA	10,448	33

Orange Polska SA	20,427	42

		75

FINANCIALS 0.5%

Bank Polska Kasa Opieki SA	1,827	71

mBank SA (b)	100	14

Powszechna Kasa Oszczednosci Bank Polski SA (b)	10,942	140

Powszechny Zaklad Ubezpieczen SA	20,600	247

Santander Bank Polska SA	291	36

		508

INFORMATION TECHNOLOGY 0.0%

Asseco Poland SA	462	8

MATERIALS 0.1%

Jastrzebska Spolka Weglowa SA (b)	3,709	40

UTILITIES 0.1%

Enea SA (b)	6,199	15

PGE Polska Grupa Energetyczna SA (b)	30,115	66

Tauron Polska Energia SA (b)	55,041	52

		133

Total Poland		764

	SHARES	MARKET VALUE (000S)
QATAR 0.7%

COMMUNICATION SERVICES 0.0%

Ooredoo QPSC	11,481	$34

ENERGY 0.0%

Qatar Fuel QSC	2,172	10

Qatar Gas Transport Co. Ltd.	22,471	21

		31

FINANCIALS 0.4%

Commercial Bank PSQC	9,852	16

Doha Bank QPSC	67,003	34

Masraf Al Rayan QSC	90,514	64

Qatar Islamic Bank SAQ	11,863	68

Qatar National Bank QPSC	46,972	207

		389

INDUSTRIALS 0.2%

Industries Qatar QSC	36,460	129

Qatar Navigation QSC	4,742	13

		142

REAL ESTATE 0.1%

Barwa Real Estate Co.	53,062	42

UTILITIES 0.0%

Qatar Electricity & Water Co. QSC	2,250	11

Total Qatar		649

RUSSIA 0.0%

ENERGY 0.0%

Gazprom Neft PJSC «	13,620	0

Gazprom PJSC «	635,130	0

LUKOIL PJSC «	15,703	0

Novatek PJSC «	21,924	0

Rosneft Oil Co. PJSC «	66,050	0

Surgutneftegas PJSC «	701,700	0

Tatneft PJSC «	19,086	0

		0

FINANCIALS 0.0%

Sberbank of Russia PJSC ^«(a)	117,340	0

VTB Bank PJSC ^«(a)(b)	598,992,500	1

		1

MATERIALS 0.0%

Magnitogorsk Iron & Steel Works PJSC «	160,600	0

MMC Norilsk Nickel PJSC «	1,269	0

Novolipetsk Steel PJSC «(b)	88,470	0

Severstal PAO ^«(a)(b)	17,344	0

		0

UTILITIES 0.0%

Federal Grid Co. - Rosseti PJSC «(b)	22,174,692	0

Inter RAO UES PJSC «	1,587,500	0

		0

Total Russia		1

	SHARES	MARKET VALUE (000S)
SAUDI ARABIA 3.2%

COMMUNICATION SERVICES 0.7%

Etihad Etisalat Co.	2,849	$38

Mobile Telecommunications Co. Saudi Arabia	14,703	55

Saudi Telecom Co.	53,733	580

		673

CONSUMER DISCRETIONARY 0.1%

Jarir Marketing Co.	13,346	56

CONSUMER STAPLES 0.2%

Abdullah Al Othaim Markets Co.	9,410	33

Almarai Co. JSC	4,646	70

Nahdi Medical Co.	722	26

Savola Group	5,885	58

		187

ENERGY 1.1%

Saudi Arabian Oil Co.	115,309	1,015

FINANCIALS 0.1%

Bupa Arabia for Cooperative Insurance Co.	1,204	68

Saudi Investment Bank	8,001	34

		102

HEALTH CARE 0.1%

Dr Sulaiman Al Habib Medical Services Group Co.	1,052	80

INFORMATION TECHNOLOGY 0.0%

Arabian Internet & Communications Services Co.	408	38

MATERIALS 0.7%

Advanced Petrochemical Co.	3,062	32

SABIC Agri-Nutrients Co.	2,321	85

Sahara International Petrochemical Co.	4,951	45

Saudi Basic Industries Corp.	15,311	340

Saudi Cement Co.	920	13

Saudi Industrial Investment Group	5,847	35

Saudi Kayan Petrochemical Co. (b)	14,210	41

Yanbu National Petrochemical Co.	8,072	82

		673

REAL ESTATE 0.0%

Arabian Centres Co. Ltd.	6,154	34

UTILITIES 0.2%

ACWA Power Co.	1,473	101

Power & Water Utility Co. for Jubail & Yanbu	763	13

Saudi Electricity Co.	10,430	52

		166

Total Saudi Arabia		3,024

SOUTH AFRICA 3.4%

COMMUNICATION SERVICES 0.5%

MTN Group Ltd.	40,071	253

MultiChoice Group	13,315	59

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	27

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

Telkom SA SOC Ltd. (b)	23,829	$38

Vodacom Group Ltd.	12,738	74

		424

CONSUMER DISCRETIONARY 0.5%

Foschini Group Ltd. «	1,644	10

Motus Holdings Ltd.	5,706	32

Mr Price Group Ltd.	5,888	50

Naspers Ltd. ‘N’	1,439	246

Truworths International Ltd.	15,768	64

Woolworths Holdings Ltd.	21,447	85

		487

CONSUMER STAPLES 0.5%

AVI Ltd.	7,555	34

Bid Corp. Ltd.	6,747	157

Pick n Pay Stores Ltd.	19,108	24

Shoprite Holdings Ltd.	11,621	175

SPAR Group Ltd.	12,331	80

Tiger Brands Ltd.	3,278	36

		506

ENERGY 0.1%

Exxaro Resources Ltd.	10,173	114

FINANCIALS 0.5%

FirstRand Ltd.	80,566	323

Old Mutual Ltd.	14,702	11

Sanlam Ltd.	10,980	44

Standard Bank Group Ltd.	8,889	101

		479

HEALTH CARE 0.2%

Aspen Pharmacare Holdings Ltd.	8,265	92

Life Healthcare Group Holdings Ltd.	36,795	37

		129

INDUSTRIALS 0.1%

Bidvest Group Ltd.	7,956	110

MATERIALS 1.0%

African Rainbow Minerals Ltd.	2,540	28

Anglo American Platinum Ltd.	1,017	53

Gold Fields Ltd.	17,259	262

Harmony Gold Mining Co. Ltd.	4,446	29

Impala Platinum Holdings Ltd.	24,894	124

Kumba Iron Ore Ltd.	2,702	90

Sappi Ltd.	26,018	63

Sasol Ltd.	15,613	157

Sibanye Stillwater Ltd.	100,406	135

		941

Total South Africa		3,190

SOUTH KOREA 14.3%

COMMUNICATION SERVICES 1.0%

CJ ENM Co. Ltd.	449	25

KT Corp. (b)	14,668	391

LG Uplus Corp.	11,350	90

NAVER Corp. (b)	1,048	181

SK Telecom Co. Ltd.	8,100	315

		1,002

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 3.7%

Coway Co. Ltd.	1,879	$83

Hankook Tire & Technology Co. Ltd.	3,160	111

HL Mando Co. Ltd.	1,867	57

Hyundai Department Store Co. Ltd.	971	39

Hyundai Mobis Co. Ltd.	2,340	429

Hyundai Motor Co.	7,514	1,182

Hyundai Wia Corp.	1,300	65

Kia Corp.	10,203	789

LG Electronics, Inc. (b)	8,207	645

Lotte Shopping Co. Ltd.	763	44

Shinsegae, Inc. (b)	306	42

		3,486

CONSUMER STAPLES 0.7%

Amorepacific Corp.	276	31

Amorepacific Group	1,668	38

CJ CheilJedang Corp.	515	129

E-MART, Inc.	1,601	95

GS Retail Co. Ltd.	851	15

KT&G Corp.	3,650	246

LG H&H Co. Ltd.	290	80

		634

ENERGY 0.5%

HD Hyundai Co. Ltd.	2,147	105

S-Oil Corp.	1,049	57

SK Innovation Co. Ltd. (b)	2,627	284

		446

FINANCIALS 2.2%

BNK Financial Group, Inc.	14,756	82

DB Insurance Co. Ltd.	2,207	143

DGB Financial Group, Inc.	7,971	52

Hana Financial Group, Inc.	8,967	301

Hanwha Life Insurance Co. Ltd.	13,409	29

Hyundai Marine & Fire Insurance Co. Ltd.	3,977	95

Industrial Bank of Korea	12,875	118

KB Financial Group, Inc.	3,582	150

Korea Investment Holdings Co. Ltd.	404	19

Meritz Financial Group, Inc.	884	40

Mirae Asset Securities Co. Ltd.	1,755	10

NH Investment & Securities Co. Ltd.	1,208	10

Samsung Card Co. Ltd.	666	17

Samsung Fire & Marine Insurance Co. Ltd.	1,059	216

Samsung Life Insurance Co. Ltd. (b)	2,684	144

Samsung Securities Co. Ltd. (b)	389	12

Shinhan Financial Group Co. Ltd.	12,581	390

Woori Financial Group, Inc.	25,218	254

		2,082

INDUSTRIALS 2.1%

CJ Corp.	1,919	140

CJ Logistics Corp.	920	91

Daewoo Engineering & Construction Co. Ltd. (b)	12,275	39

DL E&C Co. Ltd.	2,083	58

Doosan Bobcat, Inc.	204	8

Doosan Co. Ltd.	1,352	98

GS Engineering & Construction Corp.	7,849	91

GS Holdings Corp. (b)	1,946	62

	SHARES	MARKET VALUE (000S)

Hanwha Aerospace Co. Ltd.	340	$33

Hanwha Corp.	3,269	65

Hanwha Ocean Co. Ltd. (b)	638	12

HD Korea Shipbuilding & Offshore Engineering Co. Ltd. (b)	647	60

HDC Hyundai Development Co-Engineering & Construction	1,674	19

Hyundai Engineering & Construction Co. Ltd.	5,337	144

Hyundai Glovis Co. Ltd.	969	144

LG Corp.	2,658	177

Lotte Corp.	1,335	28

LS Corp.	1,253	90

LX International Corp.	2,855	65

Posco International Corp.	4,010	193

Samsung Heavy Industries Co. Ltd. (b)	5,159	31

SK Networks Co. Ltd.	10,756	48

SK, Inc.	1,955	269

		1,965

INFORMATION TECHNOLOGY 1.9%

LG Display Co. Ltd. (b)	18,614	183

Samsung Electro-Mechanics Co. Ltd.	1,603	190

Samsung Electronics Co. Ltd.	13,652	829

Samsung SDS Co. Ltd.	247	32

SK Hynix, Inc.	4,971	543

		1,777

MATERIALS 1.9%

Dongkuk Holdings Co. Ltd.	2,064	14

Hyundai Steel Co.	5,759	162

KCC Corp.	311	55

Kolon Industries, Inc.	1,468	51

Korea Zinc Co. Ltd.	342	132

Kumho Petrochemical Co. Ltd.	453	46

Lotte Chemical Corp.	1,345	159

Posco Holdings, Inc.	3,102	1,193

		1,812

UTILITIES 0.3%

Korea Electric Power Corp. (b)	16,286	239

Korea Gas Corp.	4,049	77

		316

Total South Korea		13,520

TAIWAN 19.5%

COMMUNICATION SERVICES 0.7%

Chunghwa Telecom Co. Ltd.	119,000	465

Far EasTone Telecommunications Co. Ltd.	53,000	138

Taiwan Mobile Co. Ltd.	33,000	106

		709

CONSUMER DISCRETIONARY 0.6%

Cheng Shin Rubber Industry Co. Ltd.	53,000	78

China Motor Corp.	33,000	121

Eclat Textile Co. Ltd.	5,000	91

Feng TAY Enterprise Co. Ltd.	14,560	83

Giant Manufacturing Co. Ltd.	6,000	36

Nien Made Enterprise Co. Ltd.	2,000	23

28	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2023	(Unaudited)

	SHARES	MARKET VALUE (000S)

Pou Chen Corp.	69,000	$70

Ruentex Industries Ltd.	22,800	48

Yulon Motor Co. Ltd.	15,377	37

		587

CONSUMER STAPLES 0.3%

Great Wall Enterprise Co. Ltd.	15,008	28

President Chain Store Corp.	15,000	132

Uni-President Enterprises Corp.	73,000	177

		337

ENERGY 0.1%

Formosa Petrochemical Corp.	26,000	68

FINANCIALS 3.0%

Cathay Financial Holding Co. Ltd.	205,200	306

Chang Hwa Commercial Bank Ltd.	143,090	83

China Development Financial Holding Corp.	415,096	169

CTBC Financial Holding Co. Ltd.	382,000	352

E.Sun Financial Holding Co. Ltd.	178,239	150

First Financial Holding Co. Ltd.	199,509	178

Fubon Financial Holding Co. Ltd.	162,908	344

Hua Nan Financial Holdings Co. Ltd. ‘C’	134,503	98

Mega Financial Holding Co. Ltd.	209,920	268

Shanghai Commercial & Savings Bank Ltd.	47,712	73

Shin Kong Financial Holding Co. Ltd.	568,307	164

SinoPac Financial Holdings Co. Ltd.	222,466	143

Taishin Financial Holding Co. Ltd.	244,511	144

Taiwan Business Bank	159,890	71

Taiwan Cooperative Financial Holding Co. Ltd.	134,395	117

Yuanta Financial Holding Co. Ltd.	177,860	160

		2,820

INDUSTRIALS 0.6%

Airtac International Group	1,000	33

Evergreen Marine Corp. Taiwan Ltd.	51,000	238

Far Eastern New Century Corp.	93,000	95

Hiwin Technologies Corp.	2,000	15

Taiwan Glass Industry Corp.	13,000	8

Taiwan High Speed Rail Corp.	29,000	29

Teco Electric & Machinery Co. Ltd.	46,000	70

Yang Ming Marine Transport Corp.	46,000	77

		565

INFORMATION TECHNOLOGY 12.8%

Accton Technology Corp.	8,000	136

Acer, Inc.	114,000	199

Advantech Co. Ltd.	9,119	110

ASE Technology Holding Co. Ltd.	125,000	548

Asustek Computer, Inc.	64,000	1,019

AUO Corp.	498,600	294

Catcher Technology Co. Ltd.	14,000	88

Cheng Uei Precision Industry Co. Ltd.	7,000	11

Chicony Electronics Co. Ltd.	27,000	154

Compal Electronics, Inc.	362,000	469

Compeq Manufacturing Co. Ltd.	5,000	12

Delta Electronics, Inc.	24,000	245

Foxconn Technology Co. Ltd.	31,000	54

	SHARES	MARKET VALUE (000S)

General Interface Solution Holding Ltd.	17,000	$37

Gigabyte Technology Co. Ltd.	6,000	52

Hon Hai Precision Industry Co. Ltd.	276,600	941

Innolux Corp.	795,582	370

Inventec Corp.	211,000	361

King Yuan Electronics Co. Ltd.	15,000	41

Kinpo Electronics	59,000	31

Largan Precision Co. Ltd.	1,290	121

Lite-On Technology Corp.	122,000	463

Macronix International Co. Ltd.	51,000	52

MediaTek, Inc.	35,000	1,156

Micro-Star International Co. Ltd.	29,000	192

Mitac Holdings Corp.	69,000	100

Nan Ya Printed Circuit Board Corp.	2,000	16

Nanya Technology Corp.	16,000	41

Novatek Microelectronics Corp.	7,000	118

Pegatron Corp.	99,000	281

Powertech Technology, Inc.	36,000	165

Primax Electronics Ltd.	17,000	37

Qisda Corp.	84,000	131

Quanta Computer, Inc.	149,000	1,085

Radiant Opto-Electronics Corp.	16,000	69

Realtek Semiconductor Corp.	12,000	184

Silicon Motion Technology Corp.	677	42

Supreme Electronics Co. Ltd.	34,861	69

Synnex Technology International Corp.	50,000	114

Taiwan Semiconductor Manufacturing Co. Ltd.	46,000	882

TPK Holding Co. Ltd.	24,000	28

Tripod Technology Corp.	20,000	127

United Microelectronics Corp.	88,000	150

Walsin Technology Corp.	5,000	20

Winbond Electronics Corp.	37,447	37

Wistron Corp.	220,347	705

Wiwynn Corp.	1,000	59

WPG Holdings Ltd.	71,560	190

WT Microelectronics Co. Ltd.	19,000	70

Yageo Corp.	3,000	58

Zhen Ding Technology Holding Ltd.	31,000	110

		12,044

MATERIALS 1.3%

Asia Cement Corp.	51,000	69

Cheng Loong Corp.	11,000	11

China Steel Corp.	289,000	254

Eternal Materials Co. Ltd.	34,300	33

Formosa Chemicals & Fibre Corp.	40,000	81

Formosa Plastics Corp.	99,000	255

Nan Ya Plastics Corp.	65,000	141

TA Chen Stainless Pipe	12,000	16

Taiwan Cement Corp.	198,553	225

Taiwan Fertilizer Co. Ltd.	10,000	22

Tung Ho Steel Enterprise Corp.	20,020	46

YFY, Inc.	40,000	42

		1,195

REAL ESTATE 0.1%

Farglory Land Development Co. Ltd.	10,000	18

Highwealth Construction Corp.	27,396	36

Ruentex Development Co. Ltd.	25,380	31

		85

Total Taiwan		18,410

	SHARES	MARKET VALUE (000S)
THAILAND 3.2%

COMMUNICATION SERVICES 0.3%

Advanced Info Service PCL	30,000	$191

Digital Telecommunications Infrastructure Fund ‘F’	190,000	43

Jasmine International PCL	381,200	23

		257

CONSUMER DISCRETIONARY 0.1%

Home Product Center PCL	80,800	28

Sri Trang Agro-Industry PCL	36,400	17

		45

CONSUMER STAPLES 0.4%

Berli Jucker PCL	22,700	16

Charoen Pokphand Foods PCL	215,900	124

CP ALL PCL	58,400	96

Thai Beverage PCL	234,500	93

Thai Union Group PCL ‘F’	182,100	80

		409

ENERGY 1.0%

Bangchak Corp. PCL	68,000	87

IRPC PCL	1,001,700	59

PTT PCL	645,100	674

Star Petroleum Refining PCL	148,500	36

Thai Oil PCL	78,600	123

		979

FINANCIALS 0.3%

Bangkok Bank PCL	19,200	88

Thanachart Capital PCL	68,600	99

Tisco Financial Group PCL	24,800	72

TMBThanachart Bank PCL	1,238,400	61

		320

HEALTH CARE 0.3%

Bangkok Dusit Medical Services PCL ‘F’	179,500	146

Bumrungrad Hospital PCL	13,200	86

Sri Trang Gloves Thailand PCL	73,700	14

		246

INDUSTRIALS 0.0%

Bangkok Expressway & Metro PCL	33,400	8

INFORMATION TECHNOLOGY 0.1%

Fabrinet (b)	314	60

MATERIALS 0.4%

PTT Global Chemical PCL	137,800	155

Siam Cement PCL	28,000	251

		406

REAL ESTATE 0.2%

Jasmine Broadband Internet Infrastructure Fund	275,000	50

Land & Houses PCL	544,100	130

Supalai PCL	64,900	35

		215

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	29

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)
UTILITIES 0.1%

Electricity Generating PCL	8,900	$33

Ratch Group PCL	24,550	23

		56

Total Thailand		3,001

TURKEY 1.3%

COMMUNICATION SERVICES 0.1%

Turk Telekomunikasyon AS (b)	17,286	14

Turkcell Iletisim Hizmetleri AS	55,407	106

		120

CONSUMER DISCRETIONARY 0.2%

Arcelik AS	6,280	27

Ford Otomotiv Sanayi AS	2,167	54

Tofas Turk Otomobil Fabrikasi AS	3,080	22

Vestel Elektronik Sanayi ve Ticaret AS (b)	18,191	29

		132

CONSUMER STAPLES 0.4%

Anadolu Efes Biracilik Ve Malt Sanayii AS	15,534	72

BIM Birlesik Magazalar AS	24,665	252

Coca-Cola Icecek AS	2,035	36

		360

ENERGY 0.0%

Turkiye Petrol Rafinerileri AS	6,711	33

FINANCIALS 0.2%

Akbank TAS	30,134	37

Is Yatirim Menkul Degerler AS	93,376	101

Turkiye Is Bankasi AS ‘C’	30,232	24

Yapi ve Kredi Bankasi AS	26,718	18

		180

INDUSTRIALS 0.3%

AG Anadolu Grubu Holding AS	6,100	42

Aselsan Elektronik Sanayi Ve Ticaret AS	20,424	31

Enka Insaat ve Sanayi AS	51,621	59

KOC Holding AS	10,607	51

Tekfen Holding AS	25,300	32

Turkiye Sise ve Cam Fabrikalari AS	26,099	40

		255

MATERIALS 0.1%

Eregli Demir ve Celik Fabrikalari TAS	53,397	74

Petkim Petrokimya Holding AS (b)	26,659	17

		91

UTILITIES 0.0%

Aygaz AS	1	0

Enerjisa Enerji AS	11,718	18

		18

Total Turkey		1,189

	SHARES	MARKET VALUE (000S)
UNITED ARAB EMIRATES 0.7%

COMMUNICATION SERVICES 0.1%

Emirates Telecommunications Group Co. PJSC	19,083	$102

CONSUMER DISCRETIONARY 0.1%

Abu Dhabi National Oil Co. for Distribution PJSC	60,536	61

ENERGY 0.0%

ADNOC Drilling Co. PJSC	28,461	29

FINANCIALS 0.3%

Abu Dhabi Islamic Bank PJSC	16,700	46

Dubai Islamic Bank PJSC	47,246	73

Emirates NBD Bank PJSC	7,644	36

First Abu Dhabi Bank PJSC	37,527	143

		298

MATERIALS 0.0%

Borouge PLC	23,828	16

REAL ESTATE 0.1%

Aldar Properties PJSC	16,798	25

Emaar Development PJSC	34,062	66

Emaar Properties PJSC	12,877	28

		119

UTILITIES 0.1%

Abu Dhabi National Energy Co. PJSC	33,701	32

Total United Arab Emirates		657

Total Common Stocks (Cost $85,369)		90,353

PREFERRED STOCKS 4.0%

BRAZIL 4.0%

ENERGY 2.3%

Petroleo Brasileiro SA	274,498	2,095

FINANCIALS 0.6%

Banco Bradesco SA	54,400	190

Banco do Estado do Rio Grande do Sul SA	22,248	61

Itau Unibanco Holding SA	44,900	312

		563

INDUSTRIALS 0.7%

Braskem SA	24,990	110

Gerdau SA	41,179	199

Metalurgica Gerdau SA	92,592	207

Usinas Siderurgicas de Minas Gerais SA Usiminas	82,500	157

		673

UTILITIES 0.4%

Cia Energetica de Minas Gerais	70,090	166

Companhia Paranaense de Energia	62,356	111

	SHARES	MARKET VALUE (000S)

CTEEP-Cia de Transmissao de Energia Eletrica Paulista	17,621	$96

		373

Total Brazil		3,704

CHILE 0.0%

INDUSTRIALS 0.0%

Embotelladora Andina SA	8,013	20

Total Chile		20

RUSSIA 0.0%

ENERGY 0.0%

Bashneft PJSC «	2,929	0

Transneft PJSC «(d)	22	0

		0

Total Russia		0

Total Preferred Stocks (Cost $2,559)		3,724

REAL ESTATE INVESTMENT TRUSTS 0.1%

MEXICO 0.1%

REAL ESTATE 0.1%

Fibra Uno Administracion SA de CV	16,345	29

Total Mexico		29

SOUTH AFRICA 0.0%

REAL ESTATE 0.0%

Growthpoint Properties Ltd.	40,614	26

Total South Africa		26

Total Real Estate Investment Trusts (Cost $57)		55

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (f) 0.5%
		477

Total Short-Term Instruments (Cost $477)		477

Total Investments in Securities (Cost $88,462)		94,609

INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

MUTUAL FUNDS 0.0%

PIMCO Government Money Market Fund
5.450% (c)(d)(e)	6,800	7

Total Short-Term Instruments (Cost $7)		7

Total Investments in Affiliates (Cost $7)		7

Total Investments 100.3% (Cost $88,469)		$94,616

Other Assets and Liabilities, net (0.3)%		(237)

Net Assets 100.0%		$94,379

30	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2023	(Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security is not accruing income as of the date of this report.
(b)	Security did not produce income within the last twelve months.
(c)	Institutional Class Shares of each Fund.
(d)

Securities with an aggregate market value of $6 were out on loan in exchange for $7 of cash collateral as of December 31, 2023. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(e)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	12/29/2023	01/02/2024	$477	U.S. Treasury Notes 3.875% due 01/15/2026	$(486)	$477	$477

Total Repurchase Agreements						$(486)	$477	$477

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$477	$0	$0	$0	$477	$(486)	$(9)

Master Securities Forward lending Agreement
UBS	0	0	0	6	6	(7)	(1)

Total Borrowings and Other Financing Transactions	$477	$0	$0	$6

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Preferred Securities	$7	$0	$0	$0	$7

Total Borrowings	$7	$0	$0	$0	$7

Payable for securities on loan - cash collateral					$7

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	31

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Common Stocks
Brazil
Communication Services	$0	$304	$0	$304
Consumer Discretionary	0	552	0	552
Consumer Staples	0	998	0	998
Energy	0	250	0	250
Financials	0	545	0	545
Health Care	0	34	0	34
Industrials	0	149	0	149
Materials	0	1,400	0	1,400
Utilities	0	215	0	215
Chile
Consumer Staples	109	65	0	174
Energy	44	0	0	44
Financials	175	157	0	332
Materials	34	0	0	34
Utilities	99	43	0	142
China
Communication Services	817	969	0	1,786
Consumer Discretionary	148	1,042	0	1,190
Consumer Staples	199	1,176	0	1,375
Energy	0	1,831	0	1,831
Financials	36	5,038	0	5,074
Health Care	31	899	0	930
Industrials	242	2,384	0	2,626
Information Technology	0	1,874	0	1,874
Materials	36	1,877	0	1,913
Real Estate	142	1,275	0	1,417
Utilities	15	1,042	0	1,057
Greece
Communication Services	0	55	0	55
Consumer Discretionary	111	0	0	111
Energy	19	0	0	19
Financials	0	183	0	183
Industrials	48	0	0	48
Utilities	0	34	0	34
Hong Kong
Financials	0	439	0	439
Industrials	0	126	0	126
Materials	0	13	0	13
Real Estate	0	126	0	126
Utilities	0	577	0	577
India
Communication Services	0	208	0	208
Consumer Discretionary	0	1,043	0	1,043
Consumer Staples	0	1,402	0	1,402
Energy	0	1,463	0	1,463
Financials	0	1,584	0	1,584
Health Care	0	701	0	701

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Industrials	$33	$620	$0	$653
Information Technology	0	2,160	0	2,160
Materials	10	1,530	0	1,540
Real Estate	0	98	0	98
Utilities	0	1,305	0	1,305
Indonesia
Communication Services	15	313	0	328
Consumer Staples	85	86	0	171
Energy	8	131	0	139
Financials	0	339	0	339
Health Care	0	41	0	41
Industrials	0	36	0	36
Materials	0	65	0	65
Ireland
Consumer Discretionary	386	0	0	386
Kuwait
Communication Services	0	73	0	73
Consumer Discretionary	3	0	0	3
Financials	0	248	0	248
Industrials	0	50	0	50
Real Estate	0	14	0	14
Malaysia
Communication Services	41	99	0	140
Consumer Discretionary	0	103	0	103
Consumer Staples	21	96	0	117
Energy	17	0	0	17
Financials	0	644	0	644
Health Care	0	175	0	175
Industrials	20	138	0	158
Materials	0	112	0	112
Utilities	19	141	0	160
Mexico
Communication Services	100	0	0	100
Consumer Staples	1,205	0	0	1,205
Financials	48	0	0	48
Industrials	172	0	0	172
Materials	527	0	0	527
Philippines
Communication Services	27	64	0	91
Consumer Staples	0	28	0	28
Financials	0	41	0	41
Industrials	0	51	0	51
Utilities	0	32	0	32
Poland
Communication Services	0	75	0	75
Financials	0	508	0	508
Information Technology	0	8	0	8
Materials	0	40	0	40
Utilities	0	133	0	133

32	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2023	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Qatar
Communication Services	$34	$0	$0	$34
Energy	0	31	0	31
Financials	148	241	0	389
Industrials	0	142	0	142
Real Estate	0	42	0	42
Utilities	0	11	0	11
Russia
Financials	0	0	1	1
Saudi Arabia
Communication Services	93	580	0	673
Consumer Discretionary	0	56	0	56
Consumer Staples	128	59	0	187
Energy	0	1,015	0	1,015
Financials	68	34	0	102
Health Care	0	80	0	80
Information Technology	0	38	0	38
Materials	13	660	0	673
Real Estate	0	34	0	34
Utilities	0	166	0	166
South Africa
Communication Services	424	0	0	424
Consumer Discretionary	231	256	0	487
Consumer Staples	436	70	0	506
Energy	0	114	0	114
Financials	156	323	0	479
Health Care	37	92	0	129
Industrials	110	0	0	110
Materials	91	850	0	941
South Korea
Communication Services	0	1,002	0	1,002
Consumer Discretionary	0	3,486	0	3,486
Consumer Staples	0	634	0	634
Energy	0	446	0	446
Financials	0	2,082	0	2,082
Industrials	0	1,965	0	1,965
Information Technology	0	1,777	0	1,777
Materials	0	1,812	0	1,812
Utilities	0	316	0	316
Taiwan
Communication Services	0	709	0	709
Consumer Discretionary	0	587	0	587
Consumer Staples	0	337	0	337
Energy	0	68	0	68
Financials	0	2,820	0	2,820
Industrials	0	565	0	565
Information Technology	42	12,002	0	12,044
Materials	0	1,195	0	1,195
Real Estate	0	85	0	85
Thailand
Communication Services	0	257	0	257

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Consumer Discretionary	$0	$45	$0	$45
Consumer Staples	0	409	0	409
Energy	0	979	0	979
Financials	0	320	0	320
Health Care	0	246	0	246
Industrials	0	8	0	8
Information Technology	60	0	0	60
Materials	0	406	0	406
Real Estate	0	215	0	215
Utilities	0	56	0	56
Turkey
Communication Services	120	0	0	120
Consumer Discretionary	83	49	0	132
Consumer Staples	72	288	0	360
Energy	0	33	0	33
Financials	101	79	0	180
Industrials	105	150	0	255
Materials	0	91	0	91
Utilities	0	18	0	18
United Arab Emirates
Communication Services	102	0	0	102
Consumer Discretionary	61	0	0	61
Energy	29	0	0	29
Financials	298	0	0	298
Materials	16	0	0	16
Real Estate	25	94	0	119
Utilities	32	0	0	32
Preferred Stocks
Brazil
Energy	0	2,095	0	2,095
Financials	0	563	0	563
Industrials	0	673	0	673
Utilities	0	373	0	373
Chile
Industrials	20	0	0	20
Real Estate Investment Trusts
Mexico
Real Estate	29	0	0	29
South Africa
Real Estate	26	0	0	26
Short-Term Instruments
Repurchase Agreements	0	477	0	477

	$8,232	$86,376	$1	$94,609

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	7	0	0	7

Total Investments	$8,239	$86,376	$1	$94,616

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	33

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.2%

COMMON STOCKS 97.3%

AUSTRALIA 5.5%

COMMUNICATION SERVICES 0.2%

CAR Group Ltd.	10,083	$214

Nine Entertainment Co. Holdings Ltd.	10,185	14

REA Group Ltd.	1,232	152

SEEK Ltd.	3,853	70

		450

CONSUMER DISCRETIONARY 0.6%

Aristocrat Leisure Ltd.	5,216	145

Breville Group Ltd.	4,456	83

Domino’s Pizza Enterprises Ltd.	1,939	78

Flight Centre Travel Group Ltd.	3,913	54

GUD Holdings Ltd.	2,513	20

Harvey Norman Holdings Ltd.	18,183	52

JB Hi-Fi Ltd.	2,098	76

Premier Investments Ltd.	1,450	27

Super Retail Group Ltd.	8,095	87

Wesfarmers Ltd.	17,577	684

		1,306

CONSUMER STAPLES 0.5%

Coles Group Ltd.	29,483	324

GrainCorp Ltd. ‘A’	15,482	77

Metcash Ltd.	41,504	99

Woolworths Group Ltd.	20,076	509

		1,009

ENERGY 0.2%

Ampol Ltd.	8,825	218

New Hope Corp. Ltd.	4,533	16

Santos Ltd.	5,435	28

Viva Energy Group Ltd.	34,605	82

Whitehaven Coal Ltd.	20,741	105

		449

FINANCIALS 0.8%

AMP Ltd.	106,852	68

ANZ Group Holdings Ltd.	3,083	54

ASX Ltd.	2,267	97

Bank of Queensland Ltd.	10,879	45

Bendigo & Adelaide Bank Ltd.	9,973	66

Insurance Australia Group Ltd.	24,442	95

Macquarie Group Ltd.	482	60

Magellan Financial Group Ltd.	3,307	21

Medibank Pvt Ltd.	76,036	185

National Australia Bank Ltd.	8,877	186

NIB Holdings Ltd.	9,754	49

Perpetual Ltd.	4,208	73

QBE Insurance Group Ltd.	16,921	171

Suncorp Group Ltd.	42,441	402

		1,572

HEALTH CARE 0.5%

Ansell Ltd.	5,328	91

Cochlear Ltd.	928	189

CSL Ltd.	2,316	452

Sonic Healthcare Ltd.	10,667	233

		965

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.6%

ALS Ltd.	6,581	$58

Aurizon Holdings Ltd.	63,002	163

Brambles Ltd.	39,373	365

Computershare Ltd.	3,918	65

Downer EDI Ltd.	16,130	48

McMillan Shakespeare Ltd.	2,022	22

Monadelphous Group Ltd.	4,493	45

Qantas Airways Ltd. (a)	16,302	60

Reece Ltd.	5,611	86

Seven Group Holdings Ltd.	2,189	55

Transurban Group	23,253	217

Worley Ltd.	9,367	112

		1,296

INFORMATION TECHNOLOGY 0.1%

WiseTech Global Ltd.	3,030	155

MATERIALS 1.7%

BHP Group Ltd.	21,335	729

BlueScope Steel Ltd.	14,641	233

Brickworks Ltd.	1,120	21

Champion Iron Ltd.	4,066	23

CSR Ltd.	19,151	86

Evolution Mining Ltd.	8,212	22

Fortescue Ltd.	51,143	1,008

IGO Ltd.	10,659	66

Iluka Resources Ltd.	10,588	48

Incitec Pivot Ltd.	53,496	104

Mineral Resources Ltd.	1,626	78

Northern Star Resources Ltd.	21,482	199

Orica Ltd.	7,303	79

Regis Resources Ltd.	19,161	28

Rio Tinto Ltd.	8,310	770

Sandfire Resources Ltd.	4,890	25

Sims Ltd.	8,959	95

		3,614

REAL ESTATE 0.0%

Lendlease Corp. Ltd.	11,633	59

UTILITIES 0.3%

AGL Energy Ltd.	32,899	213

APA Group	10,873	63

Origin Energy Ltd.	51,998	300

		576

Total Australia		11,451

AUSTRIA 0.2%

ENERGY 0.1%

OMV AG	1,982	87

FINANCIALS 0.0%

UNIQA Insurance Group AG	7,596	63

INDUSTRIALS 0.0%

Andritz AG	1,261	78

MATERIALS 0.1%

voestalpine AG	3,734	118

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.0%

CA Immobilien Anlagen AG	2,382	$85

UTILITIES 0.0%

Verbund AG	610	57

Total Austria		488

BELGIUM 0.3%

COMMUNICATION SERVICES 0.0%

Proximus SADP	6,019	57

CONSUMER STAPLES 0.1%

Etablissements Franz Colruyt NV	2,436	110

Lotus Bakeries NV	5	45

		155

ENERGY 0.0%

Euronav NV	1,829	32

FINANCIALS 0.1%

Ageas SA	1,027	45

Gimv NV	834	41

		86

HEALTH CARE 0.0%

UCB SA	796	69

INDUSTRIALS 0.0%

Ackermans & Van Haaren NV	333	58

INFORMATION TECHNOLOGY 0.0%

Barco NV	2,878	53

MATERIALS 0.0%

Solvay SA	574	17

Syensqo SA (a)	574	60

		77

UTILITIES 0.1%

Elia Group SA	788	99

Total Belgium		686

CANADA 7.2%

COMMUNICATION SERVICES 0.5%

BCE, Inc.	14,540	572

Cineplex, Inc. (a)	6,127	39

Cogeco Communications, Inc.	750	34

Quebecor, Inc. ‘B’	2,872	68

TELUS Corp.	12,838	228

		941

CONSUMER DISCRETIONARY 1.1%

BRP, Inc.	720	52

Canadian Tire Corp. Ltd. ‘A’	1,801	191

Dollarama, Inc.	3,681	265

Gildan Activewear, Inc.	4,029	133

Linamar Corp.	864	42

Lululemon Athletica, Inc. (a)	887	454

34	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2023	(Unaudited)

	SHARES	MARKET VALUE (000S)

Magna International, Inc.	15,574	$920

Restaurant Brands International, Inc.	4,211	329

		2,386

CONSUMER STAPLES 0.7%

Alimentation Couche-Tard, Inc.	5,560	327

Empire Co. Ltd. ‘A’	6,800	180

George Weston Ltd.	1,793	223

Loblaw Cos., Ltd.	3,320	321

Maple Leaf Foods, Inc.	1,845	35

Metro, Inc.	3,633	188

North West Co., Inc.	1,916	57

Premium Brands Holdings Corp.	718	51

Saputo, Inc.	4,315	87

		1,469

ENERGY 1.0%

ARC Resources Ltd.	11,422	170

Birchcliff Energy Ltd.	8,199	36

Cameco Corp.	1,000	43

Canadian Natural Resources Ltd.	2,310	151

Cenovus Energy, Inc.	7,052	118

Crescent Point Energy Corp.	41,608	289

Enerplus Corp.	5,984	92

Gibson Energy, Inc.	5,032	76

Imperial Oil Ltd.	6,800	387

MEG Energy Corp. (a)	7,344	131

Parex Resources, Inc.	1,080	20

Peyto Exploration & Development Corp.	8,143	74

Precision Drilling Corp. (a)	860	47

Suncor Energy, Inc.	11,966	383

Teekay Tankers Ltd. ‘A’	680	34

		2,051

FINANCIALS 0.8%

Brookfield Corp.	2,100	84

Canadian Imperial Bank of Commerce	2,205	106

CI Financial Corp.	10,283	115

Fairfax Financial Holdings Ltd.	540	498

Great-West Lifeco, Inc.	2,620	87

IA Financial Corp., Inc.	1,008	69

IGM Financial, Inc.	1,879	50

Intact Financial Corp.	1,656	255

Manulife Financial Corp.	8,208	181

Onex Corp.	1,004	70

Power Corp. of Canada	6,054	173

TMX Group Ltd.	720	18

		1,706

INDUSTRIALS 1.0%

Aecon Group, Inc.	4,862	48

Boyd Group Services, Inc.	576	121

Canadian National Railway Co.	2,938	369

Canadian Pacific Kansas City Ltd.	3,776	299

Element Fleet Management Corp.	4,100	67

Finning International, Inc.	4,070	118

GFL Environmental, Inc.	3,244	112

Russel Metals, Inc.	2,414	82

Stantec, Inc.	1,110	89

TFI International, Inc.	1,252	170

Thomson Reuters Corp.	3,059	447

	SHARES	MARKET VALUE (000S)

Toromont Industries Ltd.	1,730	$152

Waste Connections, Inc.	137	20

Westshore Terminals Investment Corp.	3,856	80

		2,174

INFORMATION TECHNOLOGY 0.8%

Canadian Solar, Inc. (a)	726	19

Celestica, Inc. (a)	7,886	231

CGI, Inc. (a)	6,174	662

Constellation Software, Inc.	78	193

Descartes Systems Group, Inc. (a)	280	24

Lightspeed Commerce, Inc. (a)	2,448	51

Open Text Corp.	2,955	124

Shopify, Inc. ‘A’ (a)	4,302	335

		1,639

MATERIALS 0.8%

Alamos Gold, Inc.‘A’	3,342	45

Barrick Gold Corp.	13,566	245

CCL Industries, Inc. ‘B’	550	25

Eldorado Gold Corp. (a)	9,748	126

First Quantum Minerals Ltd.	7,428	61

Franco-Nevada Corp.	1,803	200

Interfor Corp. (a)	2,668	47

Kinross Gold Corp.	3,400	20

Lundin Mining Corp.	2,638	22

Methanex Corp.	2,776	131

Osisko Gold Royalties Ltd.	2,080	30

Stelco Holdings, Inc.	2,260	86

Stella-Jones, Inc.	550	32

Teck Resources Ltd. ‘B’	6,248	264

Transcontinental, Inc. ‘A’	3,843	40

West Fraser Timber Co. Ltd.	1,698	145

Wheaton Precious Metals Corp.	4,545	224

		1,743

REAL ESTATE 0.1%

Colliers International Group, Inc.	547	69

FirstService Corp.	639	104

		173

UTILITIES 0.4%

Algonquin Power & Utilities Corp.	3,125	20

Atco Ltd. ‘I’	3,033	88

Canadian Utilities Ltd. ‘A	2,060	50

Emera, Inc.	3,247	123

Fortis, Inc.	7,383	304

Hydro One Ltd.	5,947	178

Northland Power, Inc.	2,816	51

Superior Plus Corp.	5,904	43

		857

Total Canada		15,139

CHILE 0.1%

MATERIALS 0.1%

Antofagasta PLC	5,325	114

Total Chile		114

	SHARES	MARKET VALUE (000S)
DENMARK 2.2%

CONSUMER DISCRETIONARY 0.1%

GN Store Nord AS	1,507	$38

Pandora AS	1,230	170

		208

CONSUMER STAPLES 0.1%

Carlsberg AS ‘B’	916	115

Royal Unibrew AS	863	57

Scandinavian Tobacco Group AS ‘A’	3,498	61

		233

FINANCIALS 0.1%

Danske Bank AS	2,352	63

Sydbank AS	2,020	88

Topdanmark AS	1,377	66

		217

HEALTH CARE 1.4%

Coloplast AS ‘B’	589	67

Demant AS (a)	1,584	70

Novo Nordisk AS ‘B’	27,262	2,825

		2,962

INDUSTRIALS 0.4%

AP Moller - Maersk AS ‘B’	181	326

DS Norden AS	2,096	100

DSV AS	981	172

ISS AS	3,427	65

Rockwool AS ‘B’	120	35

Solar AS ‘B’	500	35

		733

MATERIALS 0.1%

CHR Hansen Holding AS	794	67

Novozymes AS ‘B’	2,763	152

		219

UTILITIES 0.0%

Orsted AS	1,152	64

Total Denmark		4,636

FINLAND 0.9%

COMMUNICATION SERVICES 0.0%

Elisa Oyj	1,792	83

CONSUMER STAPLES 0.1%

Kesko Oyj ‘B’	5,412	107

ENERGY 0.1%

Neste Oyj	3,193	114

FINANCIALS 0.1%

Nordea Bank Abp	12,845	160

Sampo OYJ ‘A’	5,299	232

		392

HEALTH CARE 0.1%

Orion Oyj ‘B’	2,534	110

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	35

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.2%

Kone Oyj ‘B’	4,468	$224

Metso Oyj	6,324	64

Wartsila Oyj Abp	7,296	106

		394

INFORMATION TECHNOLOGY 0.1%

TietoEVRY Oyj	5,256	125

MATERIALS 0.2%

Kemira Oyj	3,991	74

Outokumpu Oyj	14,697	73

Stora Enso Oyj ‘R’	7,629	105

UPM-Kymmene Oyj	4,607	174

		426

REAL ESTATE 0.0%

Citycon Oyj	8,247	47

Kojamo Oyj	3,668	48

		95

UTILITIES 0.0%

Fortum Oyj	4,776	69

Total Finland		1,915

FRANCE 7.4%

COMMUNICATION SERVICES 0.7%

Eutelsat Communications SA	11,635	55

Metropole Television SA	3,268	47

Orange SA	91,273	1,040

Publicis Groupe SA	2,906	270

Television Francaise SA	4,639	36

Ubisoft Entertainment SA (a)	650	17

		1,465

CONSUMER DISCRETIONARY 1.3%

Accor SA	1,263	48

Cie Generale des Etablissements Michelin SCA	5,118	184

Forvia SE	7,513	170

Hermes International SCA	298	633

Kering SA	360	160

LVMH Moet Hennessy Louis Vuitton SE	404	328

Renault SA	21,273	870

SEB SA	693	87

Sodexo SA	756	83

Valeo SE	9,032	140

		2,703

CONSUMER STAPLES 0.9%

Carrefour SA	34,090	624

Danone SA	7,322	475

L’Oreal SA	1,326	661

Pernod Ricard SA	463	82

Remy Cointreau SA	216	28

		1,870

ENERGY 0.3%

Technip Energies NV	794	18

TotalEnergies SE	10,087	686

		704

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.8%

BNP Paribas SA	4,348	$302

Credit Agricole SA	3,875	55

SCOR SE	3,786	111

Societe Generale SA	40,895	1,088

Worldline SA (a)	1,971	34

		1,590

HEALTH CARE 0.4%

BioMerieux	614	69

Sanofi	8,113	806

Sartorius Stedim Biotech	216	57

		932

INDUSTRIALS 2.0%

Air France-KLM (a)	1,448	22

Airbus SE	4,476	692

Alstom SA	4,317	58

Bouygues SA	9,391	354

Bureau Veritas SA	5,762	146

Cie de Saint-Gobain SA	4,481	331

Dassault Aviation SA	620	123

Elis SA	3,990	83

Legrand SA	908	95

Nexans SA	1,144	100

Rexel SA	13,351	366

Safran SA	3,495	616

Schneider Electric SE	688	139

Societe BIC SA	1,155	80

Thales SA	1,735	257

Vinci SA	5,430	683

		4,145

INFORMATION TECHNOLOGY 0.3%

Alten SA	497	74

Dassault Systemes SE	4,015	196

Sopra Steria Group SACA	624	137

STMicroelectronics NV	3,086	155

		562

MATERIALS 0.2%

Air Liquide SA	1,873	365

Eramet SA	262	21

Vicat SACA	1,663	60

		446

UTILITIES 0.5%

Engie SA	63,367	1,116

Total France		15,533

GERMANY 6.0%

COMMUNICATION SERVICES 0.3%

CTS Eventim AG & Co. KGaA	943	65

Deutsche Telekom AG	8,591	207

Freenet AG	4,967	139

ProSiebenSat.1 Media SE	5,500	33

Scout24 SE	980	69

Telefonica Deutschland Holding AG	33,328	87

		600

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 1.7%

Adidas AG	1,732	$352

Bayerische Motoren Werke AG	13,066	1,454

Continental AG	6,697	569

Fielmann Group AG	1,077	58

Hornbach Holding AG & Co. KGaA	866	63

Hugo Boss AG	2,303	171

Mercedes-Benz Group AG	7,390	510

Puma SE	1,090	60

TUI AG (a)	3,418	27

Vitesco Technologies Group AG (a)	1,650	171

		3,435

CONSUMER STAPLES 0.1%

Beiersdorf AG	959	144

HelloFresh SE (a)	604	9

Metro AG (a)	9,284	65

Suedzucker AG	3,854	60

		278

FINANCIALS 1.1%

Allianz SE	1,246	333

Commerzbank AG	68,468	814

Deutsche Bank AG	30,171	412

Deutsche Boerse AG	1,296	267

Deutsche Pfandbriefbank AG	8,967	61

Hannover Rueck SE	525	126

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	480	199

Talanx AG	1,588	113

		2,325

HEALTH CARE 0.2%

Fresenius Medical Care AG & Co. KGaA	3,291	138

Fresenius SE & Co. KGaA	2,269	70

Gerresheimer AG	713	74

Merck KGaA	684	109

Siemens Healthineers AG	1,916	111

		502

INDUSTRIALS 1.0%

Bilfinger SE	1,910	74

Deutsche Lufthansa AG (a)	36,660	326

Deutsche Post AG	13,827	684

Duerr AG	586	14

Hapag-Lloyd AG	368	55

Hochtief AG	425	47

KION Group AG	687	29

Kloeckner & Co. SE	5,302	56

Knorr-Bremse AG	872	56

Krones AG	968	120

MTU Aero Engines AG	495	107

Nordex SE (a)	1,719	20

Rational AG	64	49

Rheinmetall AG	249	79

Siemens AG	2,347	440

		2,156

INFORMATION TECHNOLOGY 0.7%

SAP SE	9,093	1,400

36	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2023	(Unaudited)

	SHARES	MARKET VALUE (000S)
MATERIALS 0.6%

BASF SE	5,066	$273

Covestro AG	9,162	534

HeidelbergCement AG	821	73

K&S AG	10,043	159

Salzgitter AG	3,276	101

Symrise AG	544	60

thyssenkrupp AG	3,064	21

		1,221

REAL ESTATE 0.2%

LEG Immobilien SE	1,698	148

TAG Immobilien AG	4,034	59

Vonovia SE	7,599	239

		446

UTILITIES 0.1%

E.ON SE	19,864	267

Total Germany		12,630

HONG KONG 1.4%

COMMUNICATION SERVICES 0.1%

HKBN Ltd.	56,000	25

HKT Trust & HKT Ltd.	78,000	93

PCCW Ltd.	215,295	115

		233

CONSUMER DISCRETIONARY 0.1%

Bosideng International Holdings Ltd.	144,000	65

Chow Tai Fook Jewellery Group Ltd.	43,600	65

Galaxy Entertainment Group Ltd.	7,000	39

Man Wah Holdings Ltd.	28,800	20

SJM Holdings Ltd. (a)	35,000	11

Skyworth Group Ltd.	128,000	49

		249

CONSUMER STAPLES 0.0%

WH Group Ltd.	109,000	70

FINANCIALS 0.2%

Hong Kong Exchanges & Clearing Ltd.	7,900	271

Prudential PLC	13,847	156

		427

INDUSTRIALS 0.3%

Cathay Pacific Airways Ltd. (a)	78,000	81

CK Hutchison Holdings Ltd.	37,000	199

Hutchison Port Holdings Trust	323,900	48

Jardine Matheson Holdings Ltd.	3,200	132

MTR Corp. Ltd.	35,000	136

NWS Holdings Ltd.	69,000	65

Pacific Basin Shipping Ltd.	115,000	38

Xinyi Glass Holdings Ltd.	30,000	33

		732

INFORMATION TECHNOLOGY 0.1%

Cowell e Holdings, Inc. (a)	25,000	74

Kingboard Holdings Ltd.	17,700	42

	SHARES	MARKET VALUE (000S)

Kingboard Laminates Holdings Ltd.	38,000	$33

		149

REAL ESTATE 0.4%

CK Asset Holdings Ltd.	36,000	181

Hongkong Land Holdings Ltd.	25,400	88

Hopson Development Holdings Ltd. (a)	52,413	27

New World Development Co. Ltd.	34,000	53

Sino Land Co. Ltd.	10,000	11

Sun Hung Kai Properties Ltd.	22,000	238

Swire Pacific Ltd. ‘A’	15,500	131

Wharf Holdings Ltd.	27,000	87

		816

UTILITIES 0.2%

China Gas Holdings Ltd.	14,200	14

CLP Holdings Ltd.	19,600	162

HK Electric Investments & HK Electric Investments Ltd.	50,500	31

Hong Kong & China Gas Co. Ltd.	63,972	49

Power Assets Holdings Ltd.	13,500	78

		334

Total Hong Kong		3,010

IRELAND 1.1%

CONSUMER STAPLES 0.1%

Glanbia PLC	6,842	113

Kerry Group PLC ‘A’	1,520	132

		245

HEALTH CARE 0.3%

ICON PLC (a)	787	223

Medtronic PLC	5,510	454

		677

INDUSTRIALS 0.5%

Allegion PLC	768	97

Cimpress PLC (a)	768	61

Experian PLC	6,299	257

Grafton Group PLC	5,153	60

Kingspan Group PLC	1,036	90

Trane Technologies PLC	1,580	385

		950

MATERIALS 0.2%

James Hardie Industries PLC (a)	11,285	435

Smurfit Kappa Group PLC	1,519	60

		495

Total Ireland		2,367

ISRAEL 0.8%

COMMUNICATION SERVICES 0.0%

Bezeq The Israeli Telecommunication Corp. Ltd.	60,194	82

CONSUMER DISCRETIONARY 0.0%

Mobileye Global, Inc. ‘A’ (a)	867	38

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.0%

Strauss Group Ltd. (a)	1,943	$36

ENERGY 0.0%

Oil Refineries Ltd.	200,254	68

Paz Oil Co. Ltd.	269	22

		90

FINANCIALS 0.3%

Bank Hapoalim BM	15,161	136

Bank Leumi Le-Israel BM	21,715	175

Harel Insurance Investments & Financial Services Ltd.	5,619	44

Israel Discount Bank Ltd. ‘A’	16,593	83

Mizrahi Tefahot Bank Ltd.	2,223	86

Plus500 Ltd.	2,162	46

		570

HEALTH CARE 0.1%

Taro Pharmaceutical Industries Ltd. (a)	1,497	63

Teva Pharmaceutical Industries Ltd. SP ADR (a)	11,804	123

		186

INDUSTRIALS 0.1%

Danel Adir Yeoshua Ltd.	283	23

Elbit Systems Ltd.	255	54

Hilan Ltd.	1,701	90

		167

INFORMATION TECHNOLOGY 0.1%

Check Point Software Technologies Ltd. (a)	647	99

Monday.com Ltd. (a)	299	56

Nice Ltd. (a)	289	58

Wix.com Ltd. (a)	581	71

		284

MATERIALS 0.1%

ICL Group Ltd.	25,992	131

REAL ESTATE 0.1%

Africa Israel Residences Ltd.	585	30

Azrieli Group Ltd.	286	19

G City Ltd.	9,251	30

YH Dimri Construction & Development Ltd.	618	44

		123

Total Israel		1,707

ITALY 3.3%

COMMUNICATION SERVICES 0.3%

Infrastrutture Wireless Italiane SpA	6,049	77

MFE-MediaForEurope NV ‘A’	10,570	27

MFE-MediaForEurope NV ‘B’	3,708	13

Telecom Italia SpA (a)	1,576,014	512

		629

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	37

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 0.3%

Brembo SpA	5,358	$66

Ferrari NV	961	324

Moncler SpA	2,801	173

		563

ENERGY 0.8%

Eni SpA	87,178	1,479

Saipem SpA	31,207	51

Saras SpA	55,486	99

		1,629

FINANCIALS 0.8%

Anima Holding SpA	13,098	58

Azimut Holding SpA	4,566	119

Banca Generali SpA	1,439	54

Banca IFIS SpA	5,002	87

Banca Mediolanum SpA	4,829	46

Banca Popolare di Sondrio SpA	17,707	115

Banco BPM SpA	31,929	169

BPER Banca	52,556	176

FinecoBank Banca Fineco SpA	6,074	91

Intesa Sanpaolo SpA	48,399	142

UniCredit SpA	17,433	475

Unipol Gruppo SpA	26,021	148

		1,680

HEALTH CARE 0.1%

Amplifon SpA	1,908	66

DiaSorin SpA	613	63

Recordati Industria Chimica e Farmaceutica SpA	2,161	117

		246

INDUSTRIALS 0.2%

Enav SpA	10,377	39

Iveco Group NV (a)	5,841	53

Leonardo SpA	25,862	427

		519

UTILITIES 0.8%

A2A SpA	16,513	34

Enel SpA	179,352	1,334

Iren SpA	21,557	47

Snam SpA	17,239	89

Terna - Rete Elettrica Nazionale	16,907	141

		1,645

Total Italy		6,911

JAPAN 26.4%

COMMUNICATION SERVICES 2.1%

Avex, Inc.	4,300	42

Capcom Co. Ltd.	7,500	242

CyberAgent, Inc.	2,800	18

Fuji Media Holdings, Inc.	7,300	81

GungHo Online Entertainment, Inc. (a)	2,400	40

Hakuhodo DY Holdings, Inc.	2,500	19

Internet Initiative Japan, Inc.	3,700	75

KDDI Corp.	34,000	1,078

Koei Tecmo Holdings Co. Ltd.	700	8

Konami Group Corp.	400	21

	SHARES	MARKET VALUE (000S)

Nexon Co. Ltd.	3,300	$60

Nintendo Co. Ltd.	14,100	734

Nippon Telegraph & Telephone Corp.	720,000	879

Nippon Television Holdings, Inc.	7,700	84

Softbank Corp.	71,300	889

Square Enix Holdings Co. Ltd.	600	21

Toho Co. Ltd.	900	30

Z Holdings Corp.	13,000	46

		4,367

CONSUMER DISCRETIONARY 4.8%

Adastria Co. Ltd.	2,500	61

Aisin Corp.	6,900	241

Arata Corp.	200	4

Asics Corp.	3,200	100

ASKUL Corp.	1,100	17

Bandai Namco Holdings, Inc.	8,200	164

Bridgestone Corp.	10,900	450

Casio Computer Co. Ltd.	6,300	55

DCM Holdings Co. Ltd.	10,500	96

Denso Corp.	3,600	54

EDION Corp.	6,800	76

Exedy Corp.	4,300	79

Fast Retailing Co. Ltd.	1,100	272

Food & Life Cos., Ltd.	2,700	55

Fujitsu General Ltd.	1,100	18

Geo Holdings Corp.	2,300	35

Goldwin, Inc.	500	36

Haseko Corp.	4,100	53

Heiwa Corp.	700	10

Honda Motor Co. Ltd.	101,100	1,043

Iida Group Holdings Co. Ltd.	4,100	61

Isetan Mitsukoshi Holdings Ltd.	22,100	240

Isuzu Motors Ltd.	22,900	294

J Front Retailing Co. Ltd.	8,000	73

JTEKT Corp.	11,400	96

K’s Holdings Corp.	9,900	93

Kohnan Shoji Co. Ltd.	3,500	97

Koito Manufacturing Co. Ltd.	3,700	57

Mazda Motor Corp.	47,000	502

McDonald’s Holdings Co. Japan Ltd.	3,900	169

Mitsubishi Motors Corp.	26,200	83

NHK Spring Co. Ltd.	7,000	59

Nikon Corp.	9,900	98

Nishimatsuya Chain Co. Ltd.	4,400	65

Nissan Motor Co. Ltd.	156,000	610

Nitori Holdings Co. Ltd.	1,000	134

NOK Corp.	6,800	90

Oriental Land Co. Ltd.	7,600	282

PAL GROUP Holdings Co. Ltd.	3,400	59

Paltac Corp.	100	3

Pan Pacific International Holdings Corp.	5,000	119

Resorttrust, Inc.	900	16

Rinnai Corp.	300	7

Ryohin Keikaku Co. Ltd.	2,700	45

Saizeriya Co. Ltd.	3,100	110

Sangetsu Corp.	900	20

Sankyo Co. Ltd.	3,000	175

Sega Sammy Holdings, Inc.	4,200	59

Sekisui Chemical Co. Ltd.	4,500	65

Sekisui House Ltd.	6,900	153

Shimamura Co. Ltd.	800	89

Shimano, Inc.	500	77

	SHARES	MARKET VALUE (000S)

Skylark Holdings Co. Ltd.	3,500	$51

Stanley Electric Co. Ltd.	3,400	64

Subaru Corp.	6,400	117

Sumitomo Electric Industries Ltd.	22,200	282

Sumitomo Forestry Co. Ltd.	6,300	187

Sumitomo Rubber Industries Ltd.	10,400	113

Suzuki Motor Corp.	6,500	277

Takashimaya Co. Ltd.	6,500	88

Tokai Rika Co. Ltd.	3,600	55

Tomy Co. Ltd.	4,300	68

Toyo Tire Corp.	4,400	73

Toyoda Gosei Co. Ltd.	4,000	75

Toyota Boshoku Corp.	6,800	108

Toyota Motor Corp.	37,000	678

TS Tech Co. Ltd.	4,200	51

USS Co. Ltd.	4,200	84

Wacoal Holdings Corp.	700	17

Yamada Holdings Co. Ltd.	60,500	188

Yamaha Corp.	700	16

Yamaha Motor Co. Ltd.	14,700	131

Yokohama Rubber Co. Ltd.	2,100	48

Yoshinoya Holdings Co. Ltd.	3,100	70

Zensho Holdings Co. Ltd.	3,600	188

ZOZO, Inc.	1,100	25

		10,073

CONSUMER STAPLES 2.9%

Aeon Co. Ltd.	7,900	176

Ain Holdings, Inc.	100	3

Ajinomoto Co., Inc.	14,600	562

Asahi Group Holdings Ltd.	1,600	60

Axial Retailing, Inc.	900	27

Belc Co. Ltd.	1,000	44

Calbee, Inc.	3,200	64

Cawachi Ltd.	3,400	64

Coca-Cola Bottlers Japan Holdings, Inc.	3,700	53

Earth Corp.	100	3

Fuji Oil Holdings, Inc.	7,400	127

H2O Retailing Corp.	2,700	29

House Foods Group, Inc.	3,000	66

Itoham Yonekyu Holdings, Inc.	2,520	69

Japan Tobacco, Inc.	38,500	994

Kagome Co. Ltd.	2,900	65

Kameda Seika Co. Ltd.	2,600	76

Kao Corp.	8,500	349

Kewpie Corp.	4,700	83

Kikkoman Corp.	700	43

Kirin Holdings Co. Ltd.	25,200	369

Kobe Bussan Co. Ltd.	2,800	83

Kose Corp.	100	8

Kusuri No. Aoki Holdings Co. Ltd.	900	21

Lawson, Inc.	800	41

Maruha Nichiro Corp.	3,300	65

MatsukiyoCocokara & Co.	2,400	43

MEIJI Holdings Co. Ltd.	7,200	171

Mitsubishi Shokuhin Co. Ltd.	3,100	106

Mitsui DM Sugar Holdings Co. Ltd.	3,900	82

Morinaga & Co. Ltd.	5,800	105

Morinaga Milk Industry Co. Ltd.	1,600	31

NH Foods Ltd.	4,200	142

Nichirei Corp.	700	17

Nippn Corp.	4,400	69

Nisshin Oillio Group Ltd.	2,900	88

38	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2023	(Unaudited)

	SHARES	MARKET VALUE (000S)

Nisshin Seifun Group, Inc.	4,400	$59

Nissin Foods Holdings Co. Ltd.	3,300	115

Pigeon Corp.	1,200	14

Pola Orbis Holdings, Inc.	4,400	49

Rohto Pharmaceutical Co. Ltd.	5,100	103

Sakata Seed Corp.	200	6

Sapporo Holdings Ltd.	1,500	66

Seven & i Holdings Co. Ltd.	11,200	443

Sugi Holdings Co. Ltd.	200	9

Sundrug Co. Ltd.	3,200	103

Suntory Beverage & Food Ltd.	3,400	112

Toyo Suisan Kaisha Ltd.	1,500	77

Tsuruha Holdings, Inc.	600	55

Unicharm Corp.	4,200	152

United Super Markets Holdings, Inc.	7,200	52

Yakult Honsha Co. Ltd.	2,200	49

Yamazaki Baking Co. Ltd.	4,300	98

Yokorei Co. Ltd.	10,000	74

		6,034

ENERGY 0.7%

Cosmo Energy Holdings Co. Ltd.	4,300	173

ENEOS Holdings, Inc.	137,200	544

Idemitsu Kosan Co. Ltd.	40,560	220

Inpex Corp.	33,600	450

Iwatani Corp.	700	32

Japan Petroleum Exploration Co. Ltd.	600	22

		1,441

FINANCIALS 2.0%

Concordia Financial Group Ltd.	6,100	28

Credit Saison Co. Ltd.	1,000	18

Daiwa Securities Group, Inc.	17,500	117

Hachijuni Bank Ltd.	4,800	27

Hirogin Holdings, Inc.	3,100	20

Hokuhoku Financial Group, Inc.	10,100	109

Hyakujushi Bank Ltd.	4,500	77

Iyogin Holdings, Inc.	2,800	19

JAFCO Group Co. Ltd.	900	10

Japan Exchange Group, Inc.	800	17

Japan Post Bank Co. Ltd.	18,800	191

Japan Post Holdings Co. Ltd.	100,100	894

Japan Post Insurance Co. Ltd.	4,800	85

Kyushu Financial Group, Inc.	3,600	21

Mebuki Financial Group, Inc.	33,300	101

Mitsubishi HC Capital, Inc.	11,600	78

Mitsubishi UFJ Financial Group, Inc.	46,200	396

Mizuho Financial Group, Inc.	36,500	623

MS&AD Insurance Group Holdings, Inc.	10,000	393

Nanto Bank Ltd.	4,400	76

Nishi-Nippon Financial Holdings, Inc.	18,600	214

Senshu Ikeda Holdings, Inc.	50,700	116

Seven Bank Ltd.	35,100	75

Sumitomo Mitsui Financial Group, Inc.	6,500	316

Sumitomo Mitsui Trust Holdings, Inc.	8,000	153

T&D Holdings, Inc.	2,600	41

Tokyo Century Corp.	4,000	43

Zenkoku Hosho Co. Ltd.	200	8

		4,266

	SHARES	MARKET VALUE (000S)
HEALTH CARE 1.4%

Alfresa Holdings Corp.	6,100	$104

Astellas Pharma, Inc.	25,300	301

Chugai Pharmaceutical Co. Ltd.	4,500	170

Eisai Co. Ltd.	3,500	174

Fukuda Denshi Co. Ltd.	800	42

H.U. Group Holdings, Inc.	3,100	59

Hisamitsu Pharmaceutical Co., Inc.	600	18

Hoya Corp.	1,200	149

Kaken Pharmaceutical Co. Ltd.	2,800	67

M3, Inc.	800	13

Medipal Holdings Corp.	6,700	108

Nihon Kohden Corp.	800	25

Olympus Corp.	10,100	146

Ono Pharmaceutical Co. Ltd.	3,200	57

Otsuka Holdings Co. Ltd.	4,400	165

Santen Pharmaceutical Co. Ltd.	3,900	39

Sawai Group Holdings Co. Ltd.	600	22

Shionogi & Co. Ltd.	3,500	168

Suzuken Co. Ltd.	3,000	99

Sysmex Corp.	400	22

Taisho Pharmaceutical Holdings Co. Ltd.	600	37

Takeda Pharmaceutical Co. Ltd.	23,041	661

Terumo Corp.	3,400	111

Toho Holdings Co. Ltd.	4,000	91

Tsumura & Co.	2,900	55

		2,903

INDUSTRIALS 6.2%

AGC, Inc.	4,500	167

ANA Holdings, Inc. (a)	8,000	173

Central Glass Co. Ltd.	3,200	60

COMSYS Holdings Corp.	3,400	75

Dai Nippon Printing Co. Ltd.	7,100	210

Daikin Industries Ltd.	1,100	178

DMG Mori Co. Ltd.	4,800	92

East Japan Railway Co.	5,900	340

EXEO Group, Inc.	3,600	80

FANUC Corp.	8,500	249

Fuji Electric Co. Ltd.	500	21

Fujikura Ltd.	14,600	112

Fujitec Co. Ltd.	3,200	81

Furukawa Electric Co. Ltd.	2,400	38

Glory Ltd.	1,200	23

Hanwa Co. Ltd.	2,900	102

Harmonic Drive Systems, Inc.	500	15

Hazama Ando Corp.	6,500	51

Hikari Tsushin, Inc.	200	33

Hino Motors Ltd.	15,100	49

Hitachi Construction Machinery Co. Ltd.	600	16

Hitachi Ltd.	18,400	1,323

Hitachi Zosen Corp.	11,700	78

Hoshizaki Corp.	200	7

IHI Corp.	3,400	66

ITOCHU Corp.	6,900	281

Japan Airlines Co. Ltd.	6,800	134

Japan Pulp & Paper Co. Ltd.	2,900	102

Kajima Corp.	6,400	107

Kamigumi Co. Ltd.	3,200	76

Kandenko Co. Ltd.	10,000	98

Kawasaki Heavy Industries Ltd.	7,800	172

Kawasaki Kisen Kaisha Ltd.	900	38

	SHARES	MARKET VALUE (000S)

Keihan Holdings Co. Ltd.	600	$16

Keio Corp.	700	22

Keisei Electric Railway Co. Ltd.	400	19

Kinden Corp.	4,400	75

Kintetsu Group Holdings Co. Ltd. ‘L’	3,000	95

Kubota Corp.	3,500	53

Kurita Water Industries Ltd.	800	31

Kyushu Railway Co.	3,500	77

LIXIL Corp.	3,500	44

Makita Corp.	1,000	27

Marubeni Corp.	69,100	1,088

MEITEC Group Holdings, Inc.	2,800	56

Minebea Mitsumi, Inc.	4,100	84

MIRAIT ONE Corp.	3,900	51

Mitsubishi Corp.	23,700	377

Mitsubishi Electric Corp.	8,400	119

Mitsubishi Heavy Industries Ltd.	16,500	961

Mitsui & Co. Ltd.	8,400	315

Mitsui OSK Lines Ltd.	10,700	342

Nagase & Co. Ltd.	4,100	66

Nagoya Railroad Co. Ltd.	3,500	56

Nankai Electric Railway Co. Ltd.	3,300	67

Nippon Yusen KK	16,200	500

Nisshinbo Holdings, Inc.	10,300	83

NSK Ltd.	24,800	134

NTN Corp.	28,600	53

Obayashi Corp.	11,600	100

Outsourcing, Inc. (a)	2,500	31

Penta-Ocean Construction Co. Ltd.	8,300	46

Persol Holdings Co. Ltd.	33,400	57

Recruit Holdings Co. Ltd.	3,200	134

Sakai Moving Service Co. Ltd.	4,200	81

Sanwa Holdings Corp.	2,900	44

Secom Co. Ltd.	2,900	209

Seino Holdings Co. Ltd.	2,700	41

Senko Group Holdings Co. Ltd.	8,000	65

SG Holdings Co. Ltd.	3,200	46

Shibaura Machine Co. Ltd.	3,100	76

Shinmaywa Industries Ltd.	6,900	57

SHO-BOND Holdings Co. Ltd.	200	9

SMC Corp.	100	53

Sohgo Security Services Co. Ltd.	13,500	78

Sojitz Corp.	11,040	249

Sotetsu Holdings, Inc.	3,400	66

Sumitomo Corp.	8,600	187

Sumitomo Heavy Industries Ltd.	2,100	53

Taikisha Ltd.	3,000	87

Taisei Corp.	7,000	239

Takeuchi Manufacturing Co. Ltd.	3,300	100

TechnoPro Holdings, Inc.	2,700	71

Tobu Railway Co. Ltd.	3,700	99

Tokyu Corp.	10,400	127

TOPPAN Holdings, Inc.	9,800	273

TOTO Ltd.	900	24

Toyota Tsusho Corp.	7,200	422

Trancom Co. Ltd.	800	41

West Japan Railway Co.	5,000	208

Yamato Holdings Co. Ltd.	2,500	46

Yaskawa Electric Corp.	3,100	129

Yuasa Trading Co. Ltd.	2,900	97

		13,103

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	39

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 2.4%

Advantest Corp.	6,800	$229

Alps Alpine Co. Ltd.	9,500	82

Azbil Corp.	700	23

BIPROGY, Inc.	2,800	87

Brother Industries Ltd.	3,400	54

Canon Marketing Japan, Inc.	3,400	103

Citizen Watch Co. Ltd.	15,200	90

Daiwabo Holdings Co. Ltd.	4,000	87

Dexerials Corp.	800	23

Disco Corp.	700	173

DTS Corp.	3,300	82

Eizo Corp.	2,600	91

FUJIFILM Holdings Corp.	4,300	258

Fujitsu Ltd.	600	90

Horiba Ltd.	100	8

Hosiden Corp.	4,500	55

Ibiden Co. Ltd.	1,100	61

Keyence Corp.	600	264

Konica Minolta, Inc. (a)	31,100	91

Macnica Holdings, Inc.	3,200	168

Maxell Ltd.	4,400	49

Murata Manufacturing Co. Ltd.	10,800	228

NEC Corp.	9,100	538

NET One Systems Co. Ltd.	800	14

Nippon Electric Glass Co. Ltd.	4,500	96

Nomura Research Institute Ltd.	3,900	113

Obic Co. Ltd.	300	52

Omron Corp.	2,800	130

Otsuka Corp.	1,900	78

Renesas Electronics Corp. (a)	11,400	204

Ricoh Co. Ltd.	24,900	191

Sanken Electric Co. Ltd.	500	27

SCREEN Holdings Co. Ltd.	400	34

SCSK Corp.	1,200	24

Seiko Epson Corp.	4,200	63

Shinko Electric Industries Co. Ltd.	3,900	151

TIS, Inc.	4,000	88

Tokyo Electron Ltd.	4,600	818

Tokyo Seimitsu Co. Ltd.	200	12

Topcon Corp.	1,000	11

Toshiba TEC Corp.	200	4

Trend Micro, Inc. (a)	400	21

Ulvac, Inc.	500	24

		5,089

MATERIALS 2.4%

ARE Holdings, Inc.	3,400	47

Daicel Corp.	12,100	117

DIC Corp.	1,000	20

Dowa Holdings Co. Ltd.	200	7

FP Corp.	200	4

JFE Holdings, Inc.	36,200	560

Kaneka Corp.	2,800	71

Kansai Paint Co. Ltd.	900	15

Kobe Steel Ltd.	33,500	432

Kuraray Co. Ltd.	4,800	48

Mitsubishi Chemical Group Corp.	61,000	373

Mitsubishi Materials Corp.	6,700	116

Mitsui Chemicals, Inc.	4,500	133

Mitsui Mining & Smelting Co. Ltd.	2,200	68

Nakayama Steel Works Ltd.	3,100	18

Nippon Light Metal Holdings Co. Ltd.	1,000	12

Nippon Paint Holdings Co. Ltd.	3,200	26

	SHARES	MARKET VALUE (000S)

Nippon Paper Industries Co. Ltd. ‘L’	21,500	$192

Nippon Steel Corp.	41,100	939

Nissan Chemical Corp.	600	23

Nitto Denko Corp.	3,300	246

Oji Holdings Corp.	21,100	81

Rengo Co. Ltd.	3,000	20

Shin-Etsu Chemical Co. Ltd.	13,200	552

Sumitomo Chemical Co. Ltd.	75,200	183

Sumitomo Osaka Cement Co. Ltd.	3,300	87

Taiheiyo Cement Corp.	4,500	93

Teijin Ltd.	2,100	20

Tokuyama Corp.	4,000	68

Tokyo Ohka Kogyo Co. Ltd.	2,700	59

Tokyo Steel Manufacturing Co. Ltd.	7,100	87

Tosoh Corp.	4,000	51

Toyo Seikan Group Holdings Ltd.	7,200	117

UACJ Corp.	1,000	27

UBE Corp.	4,500	73

		4,985

REAL ESTATE 0.2%

Daito Trust Construction Co. Ltd.	2,300	266

Daiwa House Industry Co. Ltd.	2,100	63

Relo Group, Inc.	800	10

Tokyu Fudosan Holdings Corp.	6,200	40

		379

UTILITIES 1.3%

Chubu Electric Power Co., Inc.	25,800	333

Chugoku Electric Power Co., Inc.	17,500	125

Electric Power Development Co. Ltd. ‘C’	7,800	126

Hokkaido Electric Power Co., Inc.	17,100	76

Hokuriku Electric Power Co. (a)	14,200	74

Kansai Electric Power Co., Inc.	22,100	293

Kyushu Electric Power Co., Inc. (a)	17,700	128

Nippon Gas Co. Ltd.	2,100	35

Okinawa Electric Power Co., Inc.	7,200	57

Osaka Gas Co. Ltd.	10,700	223

Shikoku Electric Power Co., Inc.	10,700	77

Toho Gas Co. Ltd.	3,200	67

Tohoku Electric Power Co., Inc.	17,700	120

Tokyo Electric Power Co. Holdings, Inc. (a)	127,400	667

Tokyo Gas Co. Ltd.	14,100	323

		2,724

Total Japan		55,364

JORDAN 0.0%

HEALTH CARE 0.0%

Hikma Pharmaceuticals PLC	1,004	23

Total Jordan		23

LUXEMBOURG 0.4%

COMMUNICATION SERVICES 0.1%

Millicom International Cellular SA (a)	1,586	28

RTL Group SA	1,432	55

SES SA	15,564	103

		186

	SHARES	MARKET VALUE (000S)
MATERIALS 0.3%

APERAM SA	2,552	$93

ArcelorMittal SA	21,348	606

		699

Total Luxembourg		885

NETHERLANDS 4.5%

COMMUNICATION SERVICES 0.2%

Koninklijke KPN NV	77,926	269

Universal Music Group NV	6,134	175

		444

CONSUMER DISCRETIONARY 0.7%

Stellantis NV	57,973	1,358

		1,358

CONSUMER STAPLES 0.7%

Heineken Holding NV	1,735	147

Heineken NV	2,321	236

Koninklijke Ahold Delhaize NV	40,986	1,179

		1,562

ENERGY 0.0%

Koninklijke Vopak NV	1,835	62

FINANCIALS 0.9%

ABN AMRO Bank NV	33,033	497

Aegon Ltd.	77,879	453

Euronext NV	1,763	153

ING Groep NV	32,470	487

NN Group NV	5,536	219

		1,809

HEALTH CARE 0.1%

Koninklijke Philips NV	2,532	59

Qiagen NV (a)	1,075	47

		106

INDUSTRIALS 0.4%

Arcadis NV	1,799	97

IMCD NV	797	139

Randstad NV	2,870	180

TKH Group NV	747	32

Wolters Kluwer NV	3,013	429

		877

INFORMATION TECHNOLOGY 1.2%

ASM International NV	872	454

ASML Holding NV	1,977	1,492

BE Semiconductor Industries NV	1,700	257

NXP Semiconductors NV	1,704	391

		2,594

MATERIALS 0.3%

Akzo Nobel NV	7,041	583

Total Netherlands		9,395

40	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2023	(Unaudited)

	SHARES	MARKET VALUE (000S)
NEW ZEALAND 0.2%

COMMUNICATION SERVICES 0.0%

Spark New Zealand Ltd.	29,519	$97

HEALTH CARE 0.0%

Fisher & Paykel Healthcare Corp. Ltd. ‘C’	4,497	67

INDUSTRIALS 0.1%

Auckland International Airport Ltd.	12,458	69

Fletcher Building Ltd.	19,115	58

		127

UTILITIES 0.1%

Contact Energy Ltd.	11,518	58

Meridian Energy Ltd.	16,269	57

		115

Total New Zealand		406

NORWAY 0.8%

COMMUNICATION SERVICES 0.1%

Telenor ASA	20,517	235

CONSUMER STAPLES 0.1%

Mowi ASA	10,769	193

Orkla ASA	5,401	42

Salmar ASA	811	45

		280

ENERGY 0.2%

Aker Solutions ASA	32,645	135

Equinor ASA	7,289	231

Frontline PLC	1,579	32

		398

FINANCIALS 0.1%

Gjensidige Forsikring ASA	3,631	67

SpareBank 1 Nord Norge	2,890	29

		96

INDUSTRIALS 0.0%

Tomra Systems ASA	5,826	71

Wallenius Wilhelmsen ASA	1,943	17

		88

INFORMATION TECHNOLOGY 0.1%

Atea ASA	12,629	161

MATERIALS 0.2%

Norsk Hydro ASA	15,851	106

Yara International ASA	6,436	229

		335

Total Norway		1,593

PORTUGAL 0.4%

CONSUMER STAPLES 0.1%

Jeronimo Martins SGPS SA	4,074	104

	SHARES	MARKET VALUE (000S)
ENERGY 0.0%

Galp Energia SGPS SA	3,029	$44

UTILITIES 0.3%

EDP - Energias de Portugal SA	109,697	552

REN - Redes Energeticas Nacionais SGPS SA	20,954	54

		606

Total Portugal		754

SINGAPORE 1.7%

COMMUNICATION SERVICES 0.3%

JOYY, Inc. ADR	595	24

NetLink NBN Trust	76,400	48

Sea Ltd. (a)	2,712	110

Singapore Telecommunications Ltd.	198,800	372

		554

CONSUMER STAPLES 0.2%

Golden Agri-Resources Ltd.	550,900	108

Wilmar International Ltd.	79,900	216

		324

ENERGY 0.1%

BW LPG Ltd.	9,657	144

FINANCIALS 0.7%

DBS Group Holdings Ltd.	22,500	569

Oversea-Chinese Banking Corp. Ltd.	49,100	483

Singapore Exchange Ltd.	3,900	29

United Overseas Bank Ltd.	18,100	391

		1,472

INDUSTRIALS 0.3%

ComfortDelGro Corp. Ltd.	54,800	58

Jardine Cycle & Carriage Ltd.	4,000	90

Keppel Corp. Ltd.	20,700	111

Singapore Airlines Ltd.	65,900	327

Singapore Technologies Engineering Ltd.	35,400	105

		691

INFORMATION TECHNOLOGY 0.0%

Venture Corp. Ltd.	7,100	73

UTILITIES 0.1%

Sembcorp Industries Ltd.	64,500	259

Total Singapore		3,517

SOUTH AFRICA 0.0%

FINANCIALS 0.0%

Investec PLC	4,283	29

Total South Africa		29

SPAIN 3.9%

COMMUNICATION SERVICES 0.5%

Cellnex Telecom SA	976	38

Telefonica SA	258,087	1,009

		1,047

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 0.4%

Amadeus IT Group SA	2,003	$144

Gestamp Automocion SA	15,957	62

Industria de Diseno Textil SA	13,350	582

		788

CONSUMER STAPLES 0.0%

Viscofan SA	1,449	86

ENERGY 0.5%

Repsol SA	64,281	954

FINANCIALS 1.5%

Banco Bilbao Vizcaya Argentaria SA	61,680	562

Banco de Sabadell SA	432,179	532

Banco Santander SA	406,470	1,700

Mapfre SA	103,360	222

Unicaja Banco SA	132,409	131

		3,147

HEALTH CARE 0.0%

Almirall SA	5,184	48

Grifols SA	2,169	37

		85

INDUSTRIALS 0.2%

ACS Actividades de Construccion y Servicios SA	5,217	232

Aena SME SA	474	86

Cia de Distribucion Integral Logista Holdings SA	3,421	93

Sacyr SA	17,177	59

		470

MATERIALS 0.1%

Acerinox SA	9,174	108

UTILITIES 0.7%

EDP Renovaveis SA	3,341	69

Enagas SA	2,442	41

Endesa SA	14,515	296

Iberdrola SA	41,242	541

Naturgy Energy Group SA	9,230	275

Redeia Corp. SA	10,812	178

		1,400

Total Spain		8,085

SWEDEN 2.5%

COMMUNICATION SERVICES 0.3%

Spotify Technology SA (a)	646	122

Tele2 AB ‘B’	5,611	48

Telia Co. AB	140,038	357

		527

CONSUMER DISCRETIONARY 0.3%

Autoliv, Inc.	1,221	134

Betsson AB	2,372	26

Bilia AB ‘A’	3,891	52

Electrolux AB ‘B’	12,011	129

H & M Hennes & Mauritz AB ‘B’	5,147	90

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	41

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

Scandic Hotels Group AB (a)	17,387	$80

		511

CONSUMER STAPLES 0.3%

AAK AB	3,341	74

Axfood AB	2,338	63

Cloetta AB ‘B’	26,993	49

Essity AB ‘B’	13,545	336

		522

FINANCIALS 0.3%

Avanza Bank Holding AB	911	21

Nordnet AB publ	1,256	21

Svenska Handelsbanken AB ‘A’	18,546	202

Swedbank AB ‘A’	13,578	275

		519

HEALTH CARE 0.0%

Elekta AB ‘B’	2,556	21

Getinge AB ‘B’	861	19

Swedish Orphan Biovitrum AB (a)	855	23

		63

INDUSTRIALS 1.1%

AddTech AB ‘B’	2,314	51

Alfa Laval AB	1,868	75

Assa Abloy AB ‘B’	3,379	97

Atlas Copco AB ‘A’	31,107	536

Beijer Ref AB	2,846	38

Epiroc AB ‘A’	6,987	141

Indutrade AB	3,851	100

Lifco AB ‘B’	928	23

Saab AB ‘B’	473	28

Sandvik AB	8,747	190

Securitas AB ‘B’	2,554	25

SKF AB ‘B’	9,685	194

Volvo AB ‘B’	33,348	868

		2,366

INFORMATION TECHNOLOGY 0.0%

Telefonaktiebolaget LM Ericsson ‘B’	13,760	87

MATERIALS 0.2%

Hexpol AB	3,489	42

SSAB AB ‘A’	48,194	367

Svenska Cellulosa AB SCA ‘B’	1,779	27

		436

REAL ESTATE 0.0%

Atrium Ljungberg AB ‘B’	3,783	87

Total Sweden		5,118

SWITZERLAND 6.8%

COMMUNICATION SERVICES 0.1%

Swisscom AG	480	289

CONSUMER DISCRETIONARY 0.5%

Cie Financiere Richemont SA	5,184	716

Garmin Ltd.	2,542	327

		1,043

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.9%

Barry Callebaut AG	38	$64

Chocoladefabriken Lindt & Spruengli AG	8	96

Coca-Cola HBC AG	2,044	60

Emmi AG	43	47

Nestle SA	14,736	1,708

		1,975

FINANCIALS 1.4%

Banque Cantonale Vaudoise	872	113

Cembra Money Bank AG	928	72

Julius Baer Group Ltd.	649	36

Partners Group Holding AG	114	165

St Galler Kantonalbank AG	108	63

Swiss Life Holding AG	302	210

Swiss Re AG	3,336	375

UBS Group AG	12,608	392

Valiant Holding AG	783	89

Zurich Insurance Group AG	2,705	1,414

		2,929

HEALTH CARE 1.1%

Galenica AG	1,229	106

Novartis AG	5,339	539

Roche Holding AG	5,268	1,531

Sonova Holding AG	262	86

Straumann Holding AG	708	115

		2,377

INDUSTRIALS 1.4%

ABB Ltd.	20,316	902

Adecco Group AG	7,129	350

Bucher Industries AG	143	60

Daetwyler Holding AG	400	93

DKSH Holding AG	929	65

dormakaba Holding AG	171	92

Flughafen Zurich AG	320	67

Forbo Holding AG	35	44

Geberit AG	424	272

Georg Fischer AG	719	52

Kuehne & Nagel International AG	929	321

Schindler Holding AG	606	152

Schweiter Technologies AG	132	81

SGS SA	1,487	128

Sulzer AG	1,292	132

VAT Group AG	292	147

		2,958

INFORMATION TECHNOLOGY 0.2%

ALSO Holding AG	118	35

Landis & Gyr Group AG	1,035	94

Logitech International SA	2,280	217

Temenos AG	528	49

		395

MATERIALS 0.9%

EMS-Chemie Holding AG	73	59

Givaudan SA	65	270

Glencore PLC	187,340	1,126

Holcim AG	1,477	116

SIG Group AG	3,375	78

	SHARES	MARKET VALUE (000S)

Sika AG	588	$192

		1,841

REAL ESTATE 0.2%

Allreal Holding AG	331	59

PSP Swiss Property AG	965	135

Swiss Prime Site AG	1,795	192

		386

UTILITIES 0.1%

BKW AG	619	110

Total Switzerland		14,303

UNITED KINGDOM 13.1%

COMMUNICATION SERVICES 0.8%

Auto Trader Group PLC	6,223	57

BT Group PLC	280,127	441

Informa PLC	8,714	87

Vodafone Group PLC	1,101,965	963

WPP PLC	7,960	76

		1,624

CONSUMER DISCRETIONARY 1.5%

B&M European Value Retail SA	38,087	272

Barratt Developments PLC	19,591	140

Berkeley Group Holdings PLC	597	36

Burberry Group PLC	7,088	128

Compass Group PLC	4,901	134

Frasers Group PLC (a)	7,063	82

Games Workshop Group PLC	1,082	136

Greggs PLC	2,731	91

Halfords Group PLC	12,453	32

Inchcape PLC	6,514	59

InterContinental Hotels Group PLC	2,369	214

JD Sports Fashion PLC	22,686	48

Kingfisher PLC	124,245	385

Mitchells & Butlers PLC (a)	19,623	64

Next PLC	2,856	295

Pearson PLC	23,874	293

Persimmon PLC	19,472	344

Pets at Home Group PLC	10,473	42

Taylor Wimpey PLC	148,189	277

Whitbread PLC	2,062	96

		3,168

CONSUMER STAPLES 2.5%

Associated British Foods PLC	6,519	196

Coca-Cola Europacific Partners PLC	1,521	101

Cranswick PLC	1,220	59

Diageo PLC	9,335	339

Haleon PLC	19,219	79

Imperial Brands PLC	29,841	687

J Sainsbury PLC	119,878	462

Marks & Spencer Group PLC	83,084	288

Ocado Group PLC (a)	5,496	53

Premier Foods PLC	41,428	72

Reckitt Benckiser Group PLC	5,997	414

Tate & Lyle PLC	9,895	83

Tesco PLC	186,823	692

Unilever PLC	36,656	1,775

		5,300

42	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2023	(Unaudited)

	SHARES	MARKET VALUE (000S)
ENERGY 1.4%

BP PLC	283,062	$1,678

John Wood Group PLC (a)	14,990	33

Shell PLC	27,640	905

Subsea 7 SA	14,649	213

		2,829

FINANCIALS 1.6%

3i Group PLC	15,419	475

abrdn PLC	113,462	258

Admiral Group PLC	6,812	233

Aviva PLC	11,769	65

Barclays PLC	51,959	102

Direct Line Insurance Group PLC	64,521	149

Hargreaves Lansdown PLC	4,526	42

HSBC Holdings PLC	67,070	543

IG Group Holdings PLC	7,137	70

Intermediate Capital Group PLC	2,011	43

London Stock Exchange Group PLC	4,342	513

M&G PLC	116,104	329

Man Group PLC	36,562	108

NatWest Group PLC	52,358	146

Schroders PLC	14,843	81

Standard Chartered PLC	19,270	163

Vanquis Banking Group PLC	14,074	23

		3,343

HEALTH CARE 1.2%

AstraZeneca PLC	8,437	1,138

ConvaTec Group PLC	21,735	68

Dechra Pharmaceuticals PLC	1,014	50

GSK PLC	66,789	1,233

Smith & Nephew PLC	6,128	84

		2,573

INDUSTRIALS 2.2%

Ashtead Group PLC	3,854	268

BAE Systems PLC	58,078	822

Balfour Beatty PLC	17,135	72

Bunzl PLC	3,500	142

Diploma PLC	1,947	89

easyJet PLC (a)	10,174	66

Ferguson PLC	2,229	427

Firstgroup PLC	52,234	116

Howden Joinery Group PLC	19,688	204

IMI PLC	5,658	121

International Consolidated Airlines Group SA (a)	169,056	334

International Distributions Services PLC (a)	46,445	161

Intertek Group PLC	2,639	143

Morgan Sindall Group PLC	2,204	62

Pagegroup PLC	8,102	50

RELX PLC	21,269	844

Rentokil Initial PLC	37,043	209

Rolls-Royce Holdings PLC (a)	30,824	118

Rotork PLC	6,024	25

RS Group PLC	6,884	72

Spirax-Sarco Engineering PLC	794	106

Travis Perkins PLC	4,243	45

Weir Group PLC	5,112	123

		4,619

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.2%

Computacenter PLC	1,797	$64

Halma PLC	4,165	121

Sage Group PLC	12,846	192

Spectris PLC	750	36

		413

MATERIALS 0.7%

Anglo American PLC	3,847	96

Croda International PLC	2,174	140

DS Smith PLC	13,497	53

Johnson Matthey PLC	9,109	197

Mondi PLC	6,815	133

Rio Tinto PLC	11,506	856

		1,475

REAL ESTATE 0.1%

Grainger PLC	10,843	36

Savills PLC	3,716	46

		82

UTILITIES 0.9%

Centrica PLC	384,924	690

Drax Group PLC	14,576	91

National Grid PLC	42,995	579

Severn Trent PLC	4,218	139

SSE PLC	12,285	290

United Utilities Group PLC	12,896	174

		1,963

Total United Kingdom		27,389

UNITED STATES 0.2%

CONSUMER DISCRETIONARY 0.1%

Carnival PLC (a)	7,726	128

HEALTH CARE 0.0%

BeiGene Ltd. (a)	3,400	47

INDUSTRIALS 0.1%

RB Global, Inc.	1,701	114

UTILITIES 0.0%

Brookfield Renewable Corp. ‘A’	3,400	98

Total United States		387

Total Common Stocks (Cost $179,390)		203,835

PREFERRED STOCKS 0.7%

GERMANY 0.7%

INDUSTRIALS 0.7%

Fuchs SE	4,319	192

Henkel AG & Co. KGaA	2,478	199

Sartorius AG	174	64

Schaeffler AG	7,998	50

STO SE & Co. KGaA	471	73

Volkswagen AG	7,660	944

Total Preferred Stocks (Cost $1,481)		1,522

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 1.5%

AUSTRALIA 0.1%

REAL ESTATE 0.1%

Charter Hall Group	4,607	$38

GPT Group	18,724	59

Stockland	21,712	66

Vicinity Ltd.	31,109	43

Total Australia		206

BELGIUM 0.1%

REAL ESTATE 0.1%

Cofinimmo SA	234	19

Retail Estates REIT	1,499	107

Warehouses De Pauw CVA	1,793	56

Total Belgium		182

CANADA 0.1%

REAL ESTATE 0.1%

Allied Properties Real Estate Investment Trust	1,800	27

Canadian Apartment Properties REIT	1,520	56

Dream Office Real Estate Investment Trust	2,764	22

Granite Real Estate Investment Trust	1,110	64

Total Canada		169

FRANCE 0.0%

REAL ESTATE 0.0%

Klepierre SA	2,913	80

Total France		80

HONG KONG 0.1%

REAL ESTATE 0.1%

Fortune Real Estate Investment Trust	63,000	40

Link REIT	20,700	116

Total Hong Kong		156

JAPAN 0.7%

REAL ESTATE 0.7%

Activia Properties, Inc.	7	19

Advance Residence Investment Corp.	31	69

AEON REIT Investment Corp.	45	45

Daiwa House REIT Investment Corp.	30	53

Daiwa Office Investment Corp.	2	9

Daiwa Securities Living Investments Corp.	77	57

Frontier Real Estate Investment Corp.	2	6

GLP J-Reit	43	43

Hulic Reit, Inc.	37	39

Industrial & Infrastructure Fund Investment Corp.	37	37

Invincible Investment Corp.	184	79

Japan Excellent, Inc.	44	39

Japan Hotel REIT Investment Corp.	243	119

Japan Logistics Fund, Inc.	31	63

Japan Metropolitan Fund Invest	109	79

Japan Prime Realty Investment Corp.	8	20

Japan Real Estate Investment Corp.	7	29

KDX Realty Investment Corp.	46	52

LaSalle Logiport REIT	107	115

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	43

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

Mori Hills REIT Investment Corp.	38	$38

Mori Trust Reit, Inc.	99	51

Nippon Accommodations Fund, Inc.	3	13

Nippon Building Fund, Inc.	9	39

Nippon Prologis REIT, Inc.	30	58

Nomura Real Estate Master Fund, Inc.	45	53

NTT UD REIT Investment Corp.	64	57

Orix JREIT, Inc.	42	50

Sekisui House Reit, Inc.	101	55

United Urban Investment Corp.	63	64

Total Japan		1,450

LUXEMBOURG 0.1%

REAL ESTATE 0.1%

Shurgard Self Storage Ltd.	1,760	87

Total Luxembourg		87

SINGAPORE 0.1%

REAL ESTATE 0.1%

CapitaLand Ascendas REIT	43,900	101

CapitaLand Integrated Commercial Trust	36,300	56

	SHARES	MARKET VALUE (000S)

Keppel DC REIT	35,900	$53

Keppel REIT	4,020	3

Mapletree Industrial Trust	32,335	61

Total Singapore		274

SPAIN 0.0%

REAL ESTATE 0.0%

Inmobiliaria Colonial Socimi SA	3,709	27

Total Spain		27

UNITED KINGDOM 0.2%

REAL ESTATE 0.2%

Assura PLC	40,959	25

Big Yellow Group PLC	3,177	49

Great Portland Estates PLC	5,431	29

Land Securities Group PLC	8,233	74

LondonMetric Property PLC	19,917	49

Segro PLC	8,610	97

Tritax Big Box REIT PLC	40,855	88

Total United Kingdom		411

Total Real Estate Investment Trusts (Cost $3,319)		3,042

	SHARES	MARKET VALUE (000S)
WARRANTS 0.0%

CANADA 0.0%

INFORMATION TECHNOLOGY 0.0%

Constellation Software, Inc. - Exp. 03/31/2040	58	$0

Total Warrants (Cost $0)		0

SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (b) 0.7%

		1,520

Total Short-Term Instruments (Cost $1,520)		1,520

Total Investments in Securities (Cost $185,710)		209,919

Total Investments 100.2% (Cost $185,710)		$209,919

Other Assets and Liabilities, net (0.2)%		(412)

Net Assets 100.0%		$209,507

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	12/29/2023	01/02/2024	$1,520	U.S. Treasury Notes 3.875% due 01/15/2026	$(1,551)	$1,520	$1,521

Total Repurchase Agreements						$(1,551)	$1,520	$1,521

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,521	$0	$0	$0	$1,521	$(1,551)	$(30)

Total Borrowings and Other Financing Transactions	$1,521	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

44	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2023	(Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3)	$0	$(3)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Common Stocks
Australia
Communication Services	$0	$450	$0	$450
Consumer Discretionary	0	1,306	0	1,306
Consumer Staples	0	1,009	0	1,009
Energy	0	449	0	449
Financials	0	1,572	0	1,572
Health Care	0	965	0	965
Industrials	0	1,296	0	1,296
Information Technology	0	155	0	155
Materials	0	3,614	0	3,614
Real Estate	0	59	0	59
Utilities	0	576	0	576
Austria
Energy	0	87	0	87
Financials	0	63	0	63
Industrials	0	78	0	78
Materials	0	118	0	118
Real Estate	0	85	0	85
Utilities	0	57	0	57
Belgium
Communication Services	0	57	0	57
Consumer Staples	45	110	0	155
Energy	32	0	0	32
Financials	0	86	0	86
Health Care	0	69	0	69
Industrials	0	58	0	58
Information Technology	0	53	0	53
Materials	60	17	0	77
Utilities	0	99	0	99
Canada
Communication Services	941	0	0	941
Consumer Discretionary	2,386	0	0	2,386
Consumer Staples	1,469	0	0	1,469
Energy	2,051	0	0	2,051
Financials	1,706	0	0	1,706
Industrials	2,174	0	0	2,174
Information Technology	1,639	0	0	1,639
Materials	1,743	0	0	1,743
Real Estate	173	0	0	173
Utilities	857	0	0	857
Chile
Materials	0	114	0	114
Denmark
Consumer Discretionary	0	208	0	208
Consumer Staples	61	172	0	233
Financials	0	217	0	217
Health Care	0	2,962	0	2,962
Industrials	0	733	0	733
Materials	0	219	0	219

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Utilities	$0	$64	$0	$64
Finland
Communication Services	83	0	0	83
Consumer Staples	0	107	0	107
Energy	0	114	0	114
Financials	0	392	0	392
Health Care	0	110	0	110
Industrials	0	394	0	394
Information Technology	0	125	0	125
Materials	0	426	0	426
Real Estate	0	95	0	95
Utilities	0	69	0	69
France
Communication Services	36	1,429	0	1,465
Consumer Discretionary	0	2,703	0	2,703
Consumer Staples	0	1,870	0	1,870
Energy	0	704	0	704
Financials	0	1,590	0	1,590
Health Care	0	932	0	932
Industrials	0	4,145	0	4,145
Information Technology	0	562	0	562
Materials	0	446	0	446
Utilities	0	1,116	0	1,116
Germany
Communication Services	0	600	0	600
Consumer Discretionary	171	3,264	0	3,435
Consumer Staples	65	213	0	278
Financials	0	2,325	0	2,325
Health Care	0	502	0	502
Industrials	56	2,100	0	2,156
Information Technology	0	1,400	0	1,400
Materials	0	1,221	0	1,221
Real Estate	0	446	0	446
Utilities	0	267	0	267
Hong Kong
Communication Services	0	233	0	233
Consumer Discretionary	0	249	0	249
Consumer Staples	0	70	0	70
Financials	0	427	0	427
Industrials	0	732	0	732
Information Technology	0	149	0	149
Real Estate	0	816	0	816
Utilities	0	334	0	334
Ireland
Consumer Staples	0	245	0	245
Health Care	677	0	0	677
Industrials	603	347	0	950
Materials	0	495	0	495
Israel
Communication Services	0	82	0	82
Consumer Discretionary	38	0	0	38

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	45

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)	December 31, 2023	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Consumer Staples	$0	$36	$0	$36
Energy	68	22	0	90
Financials	0	570	0	570
Health Care	186	0	0	186
Industrials	0	167	0	167
Information Technology	226	58	0	284
Materials	0	131	0	131
Real Estate	30	93	0	123
Italy
Communication Services	552	77	0	629
Consumer Discretionary	0	563	0	563
Energy	0	1,629	0	1,629
Financials	0	1,680	0	1,680
Health Care	0	246	0	246
Industrials	0	519	0	519
Utilities	0	1,645	0	1,645
Japan
Communication Services	0	4,367	0	4,367
Consumer Discretionary	0	10,073	0	10,073
Consumer Staples	41	5,993	0	6,034
Energy	0	1,441	0	1,441
Financials	0	4,266	0	4,266
Health Care	0	2,903	0	2,903
Industrials	0	13,103	0	13,103
Information Technology	0	5,089	0	5,089
Materials	0	4,985	0	4,985
Real Estate	0	379	0	379
Utilities	0	2,724	0	2,724
Jordan
Health Care	0	23	0	23
Luxembourg
Communication Services	0	186	0	186
Materials	0	699	0	699
Netherlands
Communication Services	0	444	0	444
Consumer Discretionary	0	1,358	0	1,358
Consumer Staples	0	1,562	0	1,562
Energy	0	62	0	62
Financials	0	1,809	0	1,809
Health Care	17	89	0	106
Industrials	0	877	0	877
Information Technology	391	2,203	0	2,594
Materials	0	583	0	583
New Zealand
Communication Services	97	0	0	97
Health Care	0	67	0	67
Industrials	127	0	0	127
Utilities	58	57	0	115
Norway
Communication Services	235	0	0	235
Consumer Staples	0	280	0	280
Energy	32	366	0	398
Financials	29	67	0	96
Industrials	17	71	0	88
Information Technology	161	0	0	161
Materials	0	335	0	335
Portugal
Consumer Staples	0	104	0	104
Energy	0	44	0	44
Utilities	0	606	0	606
Singapore
Communication Services	134	420	0	554
Consumer Staples	0	324	0	324
Energy	144	0	0	144
Financials	0	1,472	0	1,472
Industrials	0	691	0	691
Information Technology	0	73	0	73
Utilities	0	259	0	259
South Africa
Financials	0	29	0	29
Spain
Communication Services	0	1,047	0	1,047
Consumer Discretionary	0	788	0	788

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Consumer Staples	$86	$0	$0	$86
Energy	0	954	0	954
Financials	0	3,147	0	3,147
Health Care	0	85	0	85
Industrials	0	470	0	470
Materials	0	108	0	108
Utilities	0	1,400	0	1,400
Sweden
Communication Services	122	405	0	527
Consumer Discretionary	134	377	0	511
Consumer Staples	112	410	0	522
Financials	0	519	0	519
Health Care	23	40	0	63
Industrials	0	2,366	0	2,366
Information Technology	0	87	0	87
Materials	0	436	0	436
Real Estate	0	87	0	87
Switzerland
Communication Services	0	289	0	289
Consumer Discretionary	327	716	0	1,043
Consumer Staples	0	1,975	0	1,975
Financials	63	2,866	0	2,929
Health Care	0	2,377	0	2,377
Industrials	146	2,812	0	2,958
Information Technology	0	395	0	395
Materials	0	1,841	0	1,841
Real Estate	0	386	0	386
Utilities	0	110	0	110
United Kingdom
Communication Services	0	1,624	0	1,624
Consumer Discretionary	106	3,062	0	3,168
Consumer Staples	256	5,044	0	5,300
Energy	0	2,829	0	2,829
Financials	131	3,212	0	3,343
Health Care	0	2,573	0	2,573
Industrials	1,045	3,574	0	4,619
Information Technology	0	413	0	413
Materials	0	1,475	0	1,475
Real Estate	82	0	0	82
Utilities	91	1,872	0	1,963
United States
Consumer Discretionary	0	128	0	128
Health Care	0	47	0	47
Industrials	114	0	0	114
Utilities	98	0	0	98
Preferred Stocks
Germany
Industrials	0	1,522	0	1,522
Real Estate Investment Trusts
Australia
Real Estate	0	206	0	206
Belgium
Real Estate	0	182	0	182
Canada
Real Estate	169	0	0	169
France
Real Estate	0	80	0	80
Hong Kong
Real Estate	0	156	0	156
Japan
Real Estate	0	1,450	0	1,450
Luxembourg
Real Estate	0	87	0	87
Singapore
Real Estate	0	274	0	274
Spain
Real Estate	0	27	0	27
United Kingdom
Real Estate	54	357	0	411
Short-Term Instruments
Repurchase Agreements	0	1,520	0	1,520

Total Investments	$22,770	$187,149	$0	$209,919

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

46	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	December 31, 2023 (Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.4%

COMMON STOCKS 97.8%

BERMUDA 0.1%

COMMUNICATION SERVICES 0.1%

Liberty Global Ltd. (a)	4,860	$90

Total Bermuda		90

IRELAND 0.3%

INFORMATION TECHNOLOGY 0.3%

Accenture PLC ‘A’	1,143	401

Total Ireland		401

UNITED KINGDOM 0.4%

CONSUMER STAPLES 0.0%

Nomad Foods Ltd. (a)	28	0

ENERGY 0.1%

TechnipFMC PLC	5,842	118

FINANCIALS 0.1%

Janus Henderson Group PLC	1,234	37

Willis Towers Watson PLC	217	53

		90

INDUSTRIALS 0.2%

Nvent Electric PLC	807	48

Pentair PLC	2,261	164

		212

MATERIALS 0.0%

Amcor PLC	6,040	58

Total United Kingdom		478

UNITED STATES 97.0%

COMMUNICATION SERVICES 6.3%

AT&T, Inc.	62,574	1,050

Charter Communications, Inc. ‘A’ (a)	1,198	466

Cinemark Holdings, Inc. (a)	2,490	35

Comcast Corp. ‘A’	22,089	969

Electronic Arts, Inc.	713	98

Fox Corp. ‘A’	1,141	34

Interpublic Group of Cos., Inc.	3,528	115

John Wiley & Sons, Inc. ‘A’	402	13

Liberty Broadband Corp. ‘C’ (a)	406	33

Liberty Latin America Ltd. ‘C’ (a)	3,149	23

Lumen Technologies, Inc. (a)	19,997	37

Meta Platforms, Inc. ‘A’ (a)	8,490	3,005

Netflix, Inc. (a)	1,335	650

New York Times Co. ‘A’	1,226	60

News Corp. ‘A’	3,829	94

Nexstar Media Group, Inc.	400	63

Omnicom Group, Inc.	1,656	143

Paramount Global ‘B’	2,053	30

Pinterest, Inc. ‘A’ (a)	2,056	76

Roku, Inc. (a)	397	36

Scholastic Corp.	296	11

Snap, Inc. ‘A’ (a)	3,504	59

T-Mobile U.S., Inc.	897	144

Take-Two Interactive Software, Inc. (a)	1,115	179

	SHARES	MARKET VALUE (000S)

TEGNA, Inc.	3,430	$52

Telephone & Data Systems, Inc.	3,393	62

Verizon Communications, Inc.	15,614	589

Yelp, Inc. (a)	1,500	71

		8,197

CONSUMER DISCRETIONARY 13.1%

Abercrombie & Fitch Co. ‘A’ (a)	3,073	271

Academy Sports & Outdoors, Inc.	799	53

Acushnet Holdings Corp.	275	17

Adient PLC (a)	2,020	73

ADT, Inc.	2,164	15

Adtalem Global Education, Inc. (a)	864	51

Airbnb, Inc. ‘A’ (a)	1,226	167

Amazon.com, Inc. (a)	11,839	1,799

American Axle & Manufacturing Holdings, Inc. (a)	2,403	21

American Eagle Outfitters, Inc.	6,838	145

Asbury Automotive Group, Inc. (a)	508	114

AutoNation, Inc. (a)	969	146

AutoZone, Inc. (a)	180	465

Bath & Body Works, Inc.	857	37

Best Buy Co., Inc.	3,537	277

Bloomin’ Brands, Inc.	1,268	36

Booking Holdings, Inc. (a)	247	876

BorgWarner, Inc.	832	30

Bright Horizons Family Solutions, Inc. (a)	284	27

Brunswick Corp.	1,039	101

Buckle, Inc.	752	36

Carnival Corp. (a)	6,970	129

Carter’s, Inc.	1,770	133

Cheesecake Factory, Inc.	574	20

Chipotle Mexican Grill, Inc. (a)	106	242

Churchill Downs, Inc.	528	71

Cracker Barrel Old Country Store, Inc.	619	48

Crocs, Inc. (a)	281	26

Dana, Inc.	3,205	47

Darden Restaurants, Inc.	668	110

Deckers Outdoor Corp. (a)	250	167

Dick’s Sporting Goods, Inc.	847	124

Dillard’s, Inc. ‘A’	144	58

Domino’s Pizza, Inc.	495	204

DoorDash, Inc. ‘A’ (a)	1,075	106

Dorman Products, Inc. (a)	204	17

DR Horton, Inc.	946	144

eBay, Inc.	5,522	241

Five Below, Inc. (a)	181	39

Floor & Decor Holdings, Inc. ‘A’ (a)	403	45

Foot Locker, Inc.	2,719	85

Ford Motor Co.	33,560	409

Gap, Inc.	4,712	99

General Motors Co.	12,045	433

Gentex Corp.	2,848	93

Genuine Parts Co.	276	38

Goodyear Tire & Rubber Co. (a)	3,963	57

Graham Holdings Co. ‘B’	36	25

Grand Canyon Education, Inc. (a)	456	60

Group 1 Automotive, Inc.	429	131

Guess?, Inc.	1,203	28

H&R Block, Inc.	3,155	153

Hanesbrands, Inc.	3,001	13

Harley-Davidson, Inc.	915	34

Helen of Troy Ltd. (a)	222	27

	SHARES	MARKET VALUE (000S)

Hibbett, Inc.	186	$13

Hilton Worldwide Holdings, Inc.	705	128

Home Depot, Inc.	2,552	884

Hyatt Hotels Corp. ‘A’	118	15

International Game Technology PLC	1,738	48

Jack in the Box, Inc.	935	76

KB Home	682	43

Kohl’s Corp.	2,240	64

Kontoor Brands, Inc.	1,021	64

La-Z-Boy, Inc.	790	29

Las Vegas Sands Corp.	1,809	89

Laureate Education, Inc.	1,136	16

LCI Industries	107	13

Lear Corp.	395	56

Leggett & Platt, Inc.	1,718	45

Lennar Corp. ‘A’	786	117

Light & Wonder, Inc. (a)	268	22

Lithia Motors, Inc.	246	81

Lowe’s Cos., Inc.	1,925	428

M/I Homes, Inc. (a)	470	65

Macy’s, Inc.	2,519	51

Marriott International, Inc. ‘A’	937	211

McDonald’s Corp.	2,597	770

MDC Holdings, Inc.	1,346	74

Meritage Homes Corp.	629	110

MGM Resorts International	605	27

Murphy USA, Inc.	611	218

Newell Brands, Inc.	779	7

NIKE, Inc. ‘B’	4,846	526

Nordstrom, Inc.	2,082	38

NVR, Inc. (a)	12	84

O’Reilly Automotive, Inc. (a)	484	460

ODP Corp. (a)	1,106	62

Ollie’s Bargain Outlet Holdings, Inc. (a)	174	13

Penske Automotive Group, Inc.	481	77

Pool Corp.	251	100

PulteGroup, Inc.	1,679	173

PVH Corp.	547	67

Qurate Retail, Inc. (a)	16,282	14

Ralph Lauren Corp.	378	55

Ross Stores, Inc.	968	134

Royal Caribbean Cruises Ltd. (a)	672	87

Sally Beauty Holdings, Inc. (a)	3,433	46

Service Corp. International	1,407	96

Signet Jewelers Ltd.	752	81

Skechers USA, Inc. ‘A’ (a)	612	38

Sonic Automotive, Inc. ‘A’	311	17

Starbucks Corp.	4,856	466

Steven Madden Ltd.	900	38

Strategic Education, Inc.	166	15

Taylor Morrison Home Corp. (a)	2,291	122

Tempur Sealy International, Inc.	1,915	98

Texas Roadhouse, Inc.	497	61

Thor Industries, Inc.	1,308	155

TJX Cos., Inc.	5,376	504

Toll Brothers, Inc.	945	97

TopBuild Corp. (a)	115	43

Tractor Supply Co.	388	83

Tri Pointe Homes, Inc. (a)	2,342	83

Ulta Beauty, Inc. (a)	217	106

Urban Outfitters, Inc. (a)	2,005	72

Vail Resorts, Inc.	353	75

Valvoline, Inc.	1,329	50

VF Corp.	1,148	22

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	47

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

Vista Outdoor, Inc. (a)	310	$9

Visteon Corp. (a)	636	79

Wendy’s Co.	4,790	93

Whirlpool Corp.	571	70

Williams-Sonoma, Inc.	1,189	240

Worthington Industries, Inc.	292	17

Wyndham Hotels & Resorts, Inc.	509	41

Yum! Brands, Inc.	1,430	187

		17,171

CONSUMER STAPLES 9.7%

Albertsons Cos., Inc. ‘A’	632	15

Altria Group, Inc.	13,956	563

Andersons, Inc.	480	28

Archer-Daniels-Midland Co.	5,437	393

B&G Foods, Inc.	1,744	18

BJ’s Wholesale Club Holdings, Inc. (a)	194	13

Boston Beer Co., Inc. ‘A’ (a)	88	30

Brown-Forman Corp. ‘B’	2,268	129

Cal-Maine Foods, Inc.	1,267	73

Campbell Soup Co.	305	13

Casey’s General Stores, Inc.	603	166

Central Garden & Pet Co. ‘A’ (a)	341	15

Church & Dwight Co., Inc.	1,109	105

Clorox Co.	1,281	183

Coca-Cola Co.	13,333	786

Coca-Cola Consolidated, Inc.	26	24

Colgate-Palmolive Co.	3,080	246

Conagra Brands, Inc.	748	21

Constellation Brands, Inc. ‘A’	228	55

Costco Wholesale Corp.	718	474

Dollar General Corp.	782	106

Dollar Tree, Inc. (a)	393	56

Edgewell Personal Care Co.	1,225	45

Flowers Foods, Inc.	2,234	50

General Mills, Inc.	1,697	111

Herbalife Ltd. (a)	1,321	20

Hershey Co.	469	87

Hormel Foods Corp.	407	13

Ingles Markets, Inc. ‘A’	228	20

Ingredion, Inc.	598	65

J & J Snack Foods Corp.	87	15

J M Smucker Co.	312	39

Kellanova	1,624	91

Keurig Dr Pepper, Inc.	1,619	54

Kimberly-Clark Corp.	1,617	196

Kraft Heinz Co.	3,578	132

Kroger Co.	8,412	385

Lamb Weston Holdings, Inc.	1,549	167

Lancaster Colony Corp.	319	53

McCormick & Co., Inc.	1,225	84

Molson Coors Beverage Co. ‘B’	2,454	150

Mondelez International, Inc. ‘A’	3,389	245

Monster Beverage Corp. (a)	4,134	238

National Beverage Corp. (a)	207	10

Nu Skin Enterprises, Inc. ‘A’	1,290	25

PepsiCo, Inc.	5,701	968

Performance Food Group Co. (a)	1,639	113

Philip Morris International, Inc.	9,019	849

Post Holdings, Inc. (a)	824	73

PriceSmart, Inc.	206	16

Procter & Gamble Co.	6,061	888

Seaboard Corp.	11	39

	SHARES	MARKET VALUE (000S)

SpartanNash Co.	547	$13

Sprouts Farmers Market, Inc. (a)	4,190	202

Sysco Corp.	1,508	110

Target Corp.	5,359	763

TreeHouse Foods, Inc. (a)	796	33

Tyson Foods, Inc. ‘A’	2,674	144

United Natural Foods, Inc. (a)	1,225	20

Universal Corp.	231	16

US Foods Holding Corp. (a)	2,266	103

Vector Group Ltd.	2,083	23

Walgreens Boots Alliance, Inc.	17,321	452

Walmart, Inc.	12,587	1,984

Weis Markets, Inc.	159	10

		12,626

ENERGY 4.4%

Antero Resources Corp. (a)	1,578	36

APA Corp.	401	14

Archrock, Inc.	1,770	27

Baker Hughes Co.	8,805	301

ChampionX Corp.	621	18

Chevron Corp.	5,149	768

Civitas Resources, Inc.	157	11

CNX Resources Corp. (a)	3,153	63

ConocoPhillips	1,676	195

CVR Energy, Inc.	731	22

Delek U.S. Holdings, Inc.	2,386	62

Equitrans Midstream Corp.	2,663	27

Exxon Mobil Corp.	8,194	819

Halliburton Co.	2,162	78

Helmerich & Payne, Inc.	1,282	46

HF Sinclair Corp.	314	17

Kinder Morgan, Inc.	1,880	33

Marathon Oil Corp.	3,222	78

Marathon Petroleum Corp.	7,140	1,059

Murphy Oil Corp.	1,172	50

Nabors Industries Ltd. (a)	96	8

NOV, Inc.	2,727	55

Occidental Petroleum Corp.	1,630	97

Oceaneering International, Inc. (a)	2,397	51

Patterson-UTI Energy, Inc.	2,307	25

PBF Energy, Inc. ‘A’	2,011	88

Peabody Energy Corp.	2,625	64

Permian Resources Corp.	3,879	53

Phillips 66	5,939	791

Range Resources Corp.	2,250	69

Schlumberger NV	2,180	113

SM Energy Co.	975	38

Targa Resources Corp.	650	57

Transocean Ltd. (a)	3,241	21

Valero Energy Corp.	3,646	474

World Kinect Corp.	1,414	32

		5,760

FINANCIALS 13.3%

Affiliated Managers Group, Inc.	669	101

Aflac, Inc.	2,121	175

Allstate Corp.	1,503	210

Ally Financial, Inc.	2,614	91

American Equity Investment Life Holding Co. (a)	1,334	74

American International Group, Inc.	4,526	307

Aon PLC ‘A’	1,332	388

Apollo Global Management, Inc.	1,425	133

	SHARES	MARKET VALUE (000S)

Ares Management Corp. ‘A’	963	$115

Arthur J Gallagher & Co.	827	186

Artisan Partners Asset Management, Inc. ‘A’	741	33

Assurant, Inc.	391	66

Bank of New York Mellon Corp.	4,715	245

Berkshire Hathaway, Inc. ‘B’ (a)	5,463	1,948

Blackstone, Inc.	1,128	148

Bread Financial Holdings, Inc.	905	30

Brighthouse Financial, Inc. (a)	1,040	55

Brown & Brown, Inc.	1,663	118

Capital One Financial Corp.	2,470	324

Citigroup, Inc.	18,707	962

CME Group, Inc.	472	99

CNO Financial Group, Inc.	1,514	42

Coinbase Global, Inc. ‘A’ (a)	597	104

Corebridge Financial, Inc.	776	17

Credit Acceptance Corp. (a)	25	13

Discover Financial Services	587	66

Encore Capital Group, Inc. (a)	266	14

Erie Indemnity Co. ‘A’	225	75

Essent Group Ltd.	294	16

Evercore, Inc. ‘A’	655	112

FactSet Research Systems, Inc.	230	110

Federated Hermes, Inc.	1,413	48

First American Financial Corp.	463	30

First Citizens BancShares, Inc. ‘A’	38	54

Fiserv, Inc. (a)	1,668	222

FleetCor Technologies, Inc. (a)	222	63

Franklin Resources, Inc.	2,184	65

Genworth Financial, Inc. ‘A’ (a)	9,873	66

Goldman Sachs Group, Inc.	504	194

Hanover Insurance Group, Inc.	371	45

Houlihan Lokey, Inc.	666	80

Interactive Brokers Group, Inc. ‘A’	549	46

Intercontinental Exchange, Inc.	880	113

Invesco Ltd.	3,705	66

Jack Henry & Associates, Inc.	772	126

Jackson Financial, Inc. ‘A’	1,937	99

Jefferies Financial Group, Inc.	761	31

JPMorgan Chase & Co.	8,515	1,448

Kemper Corp.	477	23

KKR & Co., Inc.	2,111	175

Lincoln National Corp.	1,506	41

Loews Corp.	867	60

LPL Financial Holdings, Inc.	562	128

MarketAxess Holdings, Inc.	108	32

Marsh & McLennan Cos., Inc.	2,760	523

Mastercard, Inc. ‘A’	3,285	1,401

Mercury General Corp.	401	15

MetLife, Inc.	3,071	203

MGIC Investment Corp.	2,128	41

Moelis & Co. ‘A’	569	32

Moody’s Corp.	513	200

Morningstar, Inc.	131	37

Mr Cooper Group, Inc. (a)	672	44

MSCI, Inc.	426	241

Nasdaq, Inc.	446	26

Navient Corp.	2,417	45

New York Community Bancorp, Inc.	7,750	79

Old Republic International Corp.	477	14

OneMain Holdings, Inc.	1,025	50

PennyMac Financial Services, Inc.	260	23

Primerica, Inc.	178	37

PROG Holdings, Inc. (a)	808	25

48	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2023	(Unaudited)

	SHARES	MARKET VALUE (000S)

Progressive Corp.	1,276	$203

Prudential Financial, Inc.	2,598	269

Reinsurance Group of America, Inc.	134	22

RLI Corp.	236	31

S&P Global, Inc.	341	150

SEI Investments Co.	1,354	86

Selective Insurance Group, Inc.	148	15

SLM Corp.	5,324	102

SoFi Technologies, Inc. (a)	1,886	19

Stewart Information Services Corp.	447	26

Synchrony Financial	8,350	319

T Rowe Price Group, Inc.	1,327	143

Tradeweb Markets, Inc. ‘A’	564	51

Travelers Cos., Inc.	1,241	236

Unum Group	1,915	87

Virtu Financial, Inc. ‘A’	1,463	30

Visa, Inc. ‘A’	6,596	1,717

Voya Financial, Inc.	419	31

Washington Federal, Inc.	423	14

Wells Fargo & Co.	21,464	1,056

Western Union Co.	4,156	50

White Mountains Insurance Group Ltd.	27	41

		17,366

HEALTH CARE 13.6%

AbbVie, Inc.	5,944	921

Align Technology, Inc. (a)	377	103

Amgen, Inc.	3,738	1,077

AMN Healthcare Services, Inc. (a)	327	24

Baxter International, Inc.	1,246	48

Becton Dickinson & Co.	501	122

Biogen, Inc. (a)	798	206

BioMarin Pharmaceutical, Inc. (a)	275	26

Boston Scientific Corp. (a)	4,116	238

Bristol-Myers Squibb Co.	5,681	291

Bruker Corp.	721	53

Cardinal Health, Inc.	5,078	512

Cencora, Inc.	963	198

Chemed Corp.	134	78

Cooper Cos., Inc.	358	135

CVS Health Corp.	14,500	1,145

DaVita, Inc. (a)	1,534	161

Dentsply Sirona, Inc.	2,604	93

Elevance Health, Inc.	203	96

Eli Lilly & Co.	4,873	2,841

Encompass Health Corp.	1,745	116

Exact Sciences Corp. (a)	742	55

Exelixis, Inc. (a)	1,155	28

Gilead Sciences, Inc.	14,052	1,138

Globus Medical, Inc. ‘A’ (a)	405	22

Haemonetics Corp. (a)	532	45

HCA Healthcare, Inc.	830	225

Henry Schein, Inc. (a)	608	46

Hologic, Inc. (a)	749	54

Humana, Inc.	109	50

IDEXX Laboratories, Inc. (a)	414	230

Incyte Corp. (a)	217	14

Intuitive Surgical, Inc. (a)	1,082	365

Jazz Pharmaceuticals PLC (a)	98	12

Johnson & Johnson	7,500	1,176

Masimo Corp. (a)	372	44

McKesson Corp.	1,828	846

Merck & Co., Inc.	12,866	1,403

	SHARES	MARKET VALUE (000S)

Mettler-Toledo International, Inc. (a)	79	$96

Neurocrine Biosciences, Inc. (a)	330	43

Organon & Co.	5,029	73

Owens & Minor, Inc. (a)	1,931	37

Patterson Cos., Inc.	2,013	57

Pfizer, Inc.	19,061	549

Premier, Inc. ‘A’	1,533	34

Quest Diagnostics, Inc.	565	78

Regeneron Pharmaceuticals, Inc. (a)	733	644

ResMed, Inc.	663	114

Royalty Pharma PLC ‘A’	1,456	41

Select Medical Holdings Corp.	1,641	39

STERIS PLC	457	100

Stryker Corp.	1,011	303

Teleflex, Inc.	166	41

Tenet Healthcare Corp. (a)	2,999	227

United Therapeutics Corp. (a)	756	166

Universal Health Services, Inc. ‘B’	462	70

Veeva Systems, Inc. ‘A’ (a)	465	90

Vertex Pharmaceuticals, Inc. (a)	786	320

Viatris, Inc.	16,015	173

Waters Corp. (a)	185	61

West Pharmaceutical Services, Inc.	384	135

Zoetis, Inc.	521	103

		17,831

INDUSTRIALS 12.9%

3M Co.	3,505	383

A O Smith Corp.	2,091	172

AAR Corp. (a)	446	28

ABM Industries, Inc.	1,032	46

Acuity Brands, Inc.	391	80

AECOM	938	87

AGCO Corp.	282	34

Allison Transmission Holdings, Inc.	1,711	99

American Woodmark Corp. (a)	193	18

AMETEK, Inc.	608	100

API Group Corp. (a)	1,365	47

Apogee Enterprises, Inc.	334	18

Applied Industrial Technologies, Inc.	126	22

ArcBest Corp.	138	17

Arcosa, Inc.	516	43

Armstrong World Industries, Inc.	306	30

Automatic Data Processing, Inc.	823	192

Avis Budget Group, Inc.	1,187	210

Boeing Co. (a)	1,865	486

Boise Cascade Co.	903	117

Booz Allen Hamilton Holding Corp.	2,451	314

Broadridge Financial Solutions, Inc.	1,240	255

Builders FirstSource, Inc. (a)	372	62

BWX Technologies, Inc.	1,358	104

CACI International, Inc. ‘A’ (a)	402	130

Carrier Global Corp.	3,831	220

Caterpillar, Inc.	1,181	349

CH Robinson Worldwide, Inc.	1,338	116

Cintas Corp.	398	240

Clean Harbors, Inc. (a)	245	43

Comfort Systems USA, Inc.	217	45

Copart, Inc. (a)	6,355	311

CoreCivic, Inc. (a)	3,168	46

CSG Systems International, Inc.	330	18

CSX Corp.	6,111	212

Cummins, Inc.	659	158

	SHARES	MARKET VALUE (000S)

Curtiss-Wright Corp.	375	$84

Donaldson Co., Inc.	1,083	71

Eaton Corp. PLC	1,186	286

EMCOR Group, Inc.	112	24

Emerson Electric Co.	1,727	168

Encore Wire Corp.	388	83

Equifax, Inc.	416	103

Expeditors International of Washington, Inc.	870	111

Fastenal Co.	1,219	79

FedEx Corp.	644	163

Flowserve Corp.	602	25

Fortune Brands Innovations, Inc.	229	17

Franklin Electric Co., Inc.	148	14

FTI Consulting, Inc. (a)	567	113

GATX Corp.	369	44

Generac Holdings, Inc. (a)	400	52

General Electric Co.	7,227	922

Genpact Ltd.	1,365	47

GEO Group, Inc. (a)	3,509	38

GMS, Inc. (a)	552	45

Graco, Inc.	1,454	126

Granite Construction, Inc.	698	35

Greenbrier Cos., Inc.	823	36

GXO Logistics, Inc. (a)	223	14

Healthcare Services Group, Inc.	2,202	23

HEICO Corp.	306	55

Hexcel Corp.	1,390	103

HNI Corp.	433	18

Howmet Aerospace, Inc.	2,894	157

Hub Group, Inc. ‘A’ (a)	545	50

Hubbell, Inc.	293	96

Huntington Ingalls Industries, Inc.	108	28

IDEX Corp.	555	120

Illinois Tool Works, Inc.	1,454	381

Ingersoll Rand, Inc.	1,575	122

Insperity, Inc.	305	36

ITT, Inc.	950	113

JB Hunt Transport Services, Inc.	239	48

JELD-WEN Holding, Inc. (a)	950	18

KBR, Inc.	1,160	64

Kirby Corp. (a)	154	12

Knight-Swift Transportation Holdings, Inc.	153	9

L3Harris Technologies, Inc.	533	112

Landstar System, Inc.	688	133

Leidos Holdings, Inc.	606	66

Lennox International, Inc.	562	251

Lincoln Electric Holdings, Inc.	773	168

Lockheed Martin Corp.	1,311	594

ManpowerGroup, Inc.	731	58

Masco Corp.	983	66

Masterbrand, Inc. (a)	2,744	41

Matson, Inc.	154	17

Maximus, Inc.	857	72

MDU Resources Group, Inc.	2,675	53

Moog, Inc. ‘A’	285	41

MSA Safety, Inc.	251	42

MSC Industrial Direct Co., Inc. ‘A’	1,119	113

Mueller Industries, Inc.	1,871	88

Nordson Corp.	226	60

Northrop Grumman Corp.	577	270

NOW, Inc. (a)	1,617	18

Old Dominion Freight Line, Inc.	264	107

OPENLANE, Inc. (a)	2,477	37

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	49

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

Oshkosh Corp.	1,025	$111

Otis Worldwide Corp.	2,220	199

Owens Corning	569	84

PACCAR, Inc.	1,467	143

Parker-Hannifin Corp.	354	163

Parsons Corp. (a)	281	18

Paychex, Inc.	679	81

Primoris Services Corp.	512	17

Quanta Services, Inc.	870	188

Republic Services, Inc.	367	61

Resideo Technologies, Inc. (a)	1,463	28

Robert Half, Inc.	757	67

Rockwell Automation, Inc.	309	96

Rollins, Inc.	1,513	66

Rush Enterprises, Inc. ‘A’	826	42

Ryder System, Inc.	972	112

Saia, Inc. (a)	115	50

Schneider National, Inc. ‘B’	810	21

Simpson Manufacturing Co., Inc.	195	39

SiteOne Landscape Supply, Inc. (a)	81	13

SkyWest, Inc. (a)	1,023	53

Snap-on, Inc.	162	47

Stanley Black & Decker, Inc.	403	40

Steelcase, Inc. ‘A’	1,443	20

Stericycle, Inc. (a)	1,016	50

Terex Corp.	2,065	119

Tetra Tech, Inc.	86	14

Textron, Inc.	391	31

Timken Co.	785	63

Toro Co.	1,286	123

TransDigm Group, Inc.	177	179

TriNet Group, Inc. (a)	188	22

Trinity Industries, Inc.	1,356	36

U-Haul Holding Co. (a)	345	25

U-Haul Holding Co.	677	48

Uber Technologies, Inc. (a)	6,040	372

UFP Industries, Inc.	874	110

UniFirst Corp.	177	32

Union Pacific Corp.	2,261	555

United Airlines Holdings, Inc. (a)	236	10

United Parcel Service, Inc. ‘B’	2,271	357

United Rentals, Inc.	196	112

Verisk Analytics, Inc.	1,459	348

Waste Management, Inc.	505	90

Watsco, Inc.	650	278

Watts Water Technologies, Inc. ‘A’	210	44

Werner Enterprises, Inc.	1,364	58

WESCO International, Inc.	1,161	202

Westinghouse Air Brake Technologies Corp.	351	45

Woodward, Inc.	102	14

WW Grainger, Inc.	303	251

XPO, Inc. (a)	427	37

Xylem, Inc.	724	83

		16,879

INFORMATION TECHNOLOGY 19.7%

Adobe, Inc. (a)	1,400	835

Advanced Micro Devices, Inc. (a)	4,983	735

Akamai Technologies, Inc. (a)	312	37

Amdocs Ltd.	501	44

Amkor Technology, Inc.	1,385	46

Amphenol Corp. ‘A’	1,535	152

Ansys, Inc. (a)	540	196

Apple, Inc.	16,375	3,153

	SHARES	MARKET VALUE (000S)

Applied Materials, Inc.	5,301	$859

AppLovin Corp. ‘A’ (a)	510	20

Arista Networks, Inc. (a)	894	211

Arrow Electronics, Inc. (a)	743	91

Autodesk, Inc. (a)	603	147

Avnet, Inc.	1,170	59

Belden, Inc.	563	43

Bentley Systems, Inc. ‘B’	997	52

Broadcom, Inc.	1,703	1,901

Cadence Design Systems, Inc. (a)	812	221

CDW Corp.	623	142

Cirrus Logic, Inc. (a)	464	39

Cisco Systems, Inc.	31,268	1,580

CommVault Systems, Inc. (a)	192	15

Corning, Inc.	6,311	192

Dell Technologies, Inc. ‘C’	912	70

Dolby Laboratories, Inc. ‘A’	586	51

Dropbox, Inc. ‘A’ (a)	661	19

DXC Technology Co. (a)	1,231	28

Entegris, Inc.	475	57

Fair Isaac Corp. (a)	184	214

Flex Ltd. (a)	2,506	76

Fortinet, Inc. (a)	1,303	76

Gartner, Inc. (a)	442	199

GCI Liberty, Inc. (a)	221	0

Gen Digital, Inc.	4,132	94

GoDaddy, Inc. ‘A’ (a)	580	62

Guidewire Software, Inc. (a)	143	16

Hewlett Packard Enterprise Co.	13,447	228

HP, Inc.	9,771	294

Insight Enterprises, Inc. (a)	616	109

Intel Corp.	25,507	1,282

International Business Machines Corp.	9,554	1,563

IPG Photonics Corp. (a)	115	12

Jabil, Inc.	1,143	146

Juniper Networks, Inc.	3,959	117

KLA Corp.	653	380

Kyndryl Holdings, Inc. (a)	3,993	83

Lam Research Corp.	758	594

Manhattan Associates, Inc. (a)	370	80

Monolithic Power Systems, Inc.	132	83

Motorola Solutions, Inc.	812	254

NCR Voyix Corp. (a)	1,417	24

NetApp, Inc.	793	70

NetScout Systems, Inc. (a)	1,300	29

NVIDIA Corp.	3,532	1,749

Okta, Inc. (a)	478	43

Oracle Corp.	18,089	1,907

OSI Systems, Inc. (a)	162	21

Palantir Technologies, Inc. ‘A’ (a)	6,359	109

Palo Alto Networks, Inc. (a)	1,052	310

Plexus Corp. (a)	245	26

PTC, Inc. (a)	389	68

Pure Storage, Inc. ‘A’ (a)	965	34

QUALCOMM, Inc.	4,853	702

Roper Technologies, Inc.	368	201

salesforce.com, Inc. (a)	2,907	765

Sanmina Corp. (a)	1,253	64

Seagate Technology Holdings PLC	1,676	143

ServiceNow, Inc. (a)	684	483

Skyworks Solutions, Inc.	498	56

Snowflake, Inc. ‘A’ (a)	939	187

Splunk, Inc. (a)	589	90

Super Micro Computer, Inc. (a)	594	169

	SHARES	MARKET VALUE (000S)

Synaptics, Inc. (a)	183	$21

Synopsys, Inc. (a)	447	230

Teradata Corp. (a)	1,084	47

Teradyne, Inc.	680	74

Texas Instruments, Inc.	2,309	394

TTM Technologies, Inc. (a)	849	13

Twilio, Inc. ‘A’ (a)	536	41

Tyler Technologies, Inc. (a)	173	72

Unity Software, Inc. (a)	992	41

VeriSign, Inc. (a)	486	100

Vishay Intertechnology, Inc.	2,458	59

Vontier Corp.	968	33

Western Digital Corp. (a)	2,086	109

Wolfspeed, Inc. (a)	443	19

Workday, Inc. ‘A’ (a)	697	192

Xerox Holdings Corp.	3,486	64

		25,716

MATERIALS 3.4%

Alcoa Corp.	897	30

AptarGroup, Inc.	608	75

ATI, Inc. (a)	1,247	57

Avery Dennison Corp.	504	102

Axalta Coating Systems Ltd. (a)	2,456	83

Ball Corp.	469	27

Berry Global Group, Inc.	1,138	77

Cabot Corp.	762	64

Carpenter Technology Corp.	1,182	84

Celanese Corp.	738	115

Chemours Co.	1,389	44

Commercial Metals Co.	1,785	89

Corteva, Inc.	838	40

Crown Holdings, Inc.	982	90

DuPont de Nemours, Inc.	1,770	136

Eagle Materials, Inc.	289	59

Eastman Chemical Co.	350	31

Graphic Packaging Holding Co.	6,109	151

Greif, Inc. ‘A’	470	31

Huntsman Corp.	2,339	59

Innospec, Inc.	161	20

International Flavors & Fragrances, Inc.	208	17

International Paper Co.	1,131	41

Kaiser Aluminum Corp.	164	12

Linde PLC	1,455	598

Louisiana-Pacific Corp.	901	64

LyondellBasell Industries NV ‘A’	3,348	318

Martin Marietta Materials, Inc.	153	76

Mosaic Co.	1,398	50

NewMarket Corp.	59	32

Newmont Corp.	1,495	62

Nucor Corp.	1,113	194

O-I Glass, Inc. (a)	3,851	63

Olin Corp.	1,188	64

Packaging Corp. of America	78	13

PPG Industries, Inc.	649	97

Reliance Steel & Aluminum Co.	590	165

Royal Gold, Inc.	370	45

RPM International, Inc.	1,615	180

Scotts Miracle-Gro Co.	1,138	72

Sealed Air Corp.	2,861	104

Sensient Technologies Corp.	350	23

Sherwin-Williams Co.	322	100

Silgan Holdings, Inc.	1,180	53

50	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2023	(Unaudited)

	SHARES	MARKET VALUE (000S)

Sonoco Products Co.	1,461	$82

Southern Copper Corp.	1	0

Steel Dynamics, Inc.	292	34

Stepan Co.	133	13

Sylvamo Corp.	795	39

United States Steel Corp.	1,739	85

Vulcan Materials Co.	357	81

Warrior Met Coal, Inc.	1,716	105

WestRock Co.	2,030	84

Worthington Steel, Inc. (a)	292	8

		4,438

REAL ESTATE 0.1%

Anywhere Real Estate, Inc. (a)	3,237	26

DigitalBridge Group, Inc.	3,410	60

Jones Lang LaSalle, Inc. (a)	126	24

Zillow Group, Inc. ‘C’ (a)	898	52

		162

UTILITIES 0.5%

AES Corp.	2,706	52

Atmos Energy Corp.	843	98

Avista Corp.	1,074	39

Constellation Energy Corp.	970	113

Evergy, Inc.	328	17

Exelon Corp.	3,117	112

National Fuel Gas Co.	967	49

NRG Energy, Inc.	964	50

Ormat Technologies, Inc.	398	30

PNM Resources, Inc.	724	30

Vistra Corp.	3,021	116

		706

Total United States		126,852

Total Common Stocks (Cost $108,179)		127,821

REAL ESTATE INVESTMENT TRUSTS 2.1%

UNITED STATES 2.1%

FINANCIALS 0.3%

AGNC Investment Corp.	3,724	37

Annaly Capital Management, Inc.	1,131	22

	SHARES	MARKET VALUE (000S)

Blackstone Mortgage Trust, Inc. ‘A’	1,034	$22

Chimera Investment Corp.	7,143	36

Ladder Capital Corp.	1,442	17

MFA Financial, Inc.	2,834	32

New York Mortgage Trust, Inc.	1,006	9

PennyMac Mortgage Investment Trust	1,835	27

Redwood Trust, Inc.	2,122	16

Rithm Capital Corp.	7,140	76

Starwood Property Trust, Inc.	2,401	50

Two Harbors Investment Corp.	2,116	29

		373

REAL ESTATE 1.8%

American Homes 4 Rent ‘A’	1,337	48

Americold Realty Trust, Inc.	2,192	66

Apple Hospitality REIT, Inc.	3,368	56

Camden Property Trust	625	62

COPT Defense Properties	1,383	35

CubeSmart	1,095	51

DiamondRock Hospitality Co.	3,661	34

EastGroup Properties, Inc.	117	21

Equinix, Inc.	307	247

Equity Commonwealth	1,595	31

Equity LifeStyle Properties, Inc.	682	48

Extra Space Storage, Inc.	546	88

First Industrial Realty Trust, Inc.	630	33

Gaming & Leisure Properties, Inc.	1,761	87

Healthcare Realty Trust, Inc.	2,508	43

Host Hotels & Resorts, Inc.	1,429	28

Invitation Homes, Inc.	3,306	113

Iron Mountain, Inc.	1,961	137

Lamar Advertising Co. ‘A’	513	55

LXP Industrial Trust	2,157	21

Macerich Co.	4,691	72

Omega Healthcare Investors, Inc.	934	29

Paramount Group, Inc.	3,962	21

Park Hotels & Resorts, Inc.	4,170	64

Physicians Realty Trust	1,583	21

Rayonier, Inc.	1,048	35

RLJ Lodging Trust	4,657	55

SBA Communications Corp.	151	38

	SHARES	MARKET VALUE (000S)

Service Properties Trust	2,412	$21

Simon Property Group, Inc.	1,816	259

SITE Centers Corp.	3,108	42

SL Green Realty Corp.	1,042	47

STAG Industrial, Inc.	365	14

Sun Communities, Inc.	499	67

Sunstone Hotel Investors, Inc.	3,235	35

Tanger Factory Outlet Centers, Inc.	1,339	37

UDR, Inc.	1,622	62

Veris Residential, Inc.	1,851	29

VICI Properties, Inc.	1,192	38

Vornado Realty Trust	416	12

WP Carey, Inc.	1,089	71

Xenia Hotels & Resorts, Inc.	2,004	27

		2,400

Total Real Estate Investment Trusts (Cost $2,594)		2,773

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (b) 0.5%
		704

Total Short-Term Instruments (Cost $704)		704

Total Investments in Securities (Cost $111,477)		131,298

Total Investments 100.4% (Cost $111,477)		$131,298

Other Assets and Liabilities, net (0.4)%		(494)

Net Assets 100.0%		$130,804

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	12/29/2023	01/02/2024	$704	U.S. Treasury Notes 3.875% due 01/15/2026	$(718)	$704	$704

Total Repurchase Agreements						$(718)	$704	$704

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	51

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	(Cont.)	December 31, 2023	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$704	$0	$0	$0	$704	$(718)	$(14)

Total Borrowings and Other Financing Transactions	$704	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Common Stocks
Bermuda
Communication Services	$90	$0	$0	$90
Ireland
Information Technology	401	0	0	401
United Kingdom
Energy	118	0	0	118
Financials	90	0	0	90
Industrials	212	0	0	212
Materials	58	0	0	58
United States
Communication Services	8,197	0	0	8,197
Consumer Discretionary	17,171	0	0	17,171
Consumer Staples	12,626	0	0	12,626
Energy	5,760	0	0	5,760

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Financials	$17,366	$0	$0	$17,366
Health Care	17,831	0	0	17,831
Industrials	16,879	0	0	16,879
Information Technology	25,716	0	0	25,716
Materials	4,438	0	0	4,438
Real Estate	162	0	0	162
Utilities	706	0	0	706
Real Estate Investment Trusts
United States
Financials	373	0	0	373
Real Estate	2,400	0	0	2,400
Short-Term Instruments
Repurchase Agreements	0	704	0	704

Total Investments	$130,594	$704	$0	$131,298

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

52	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO RAFI ESG U.S. ETF	December 31, 2023	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.9%

COMMON STOCKS 97.9%

BERMUDA 0.2%

COMMUNICATION SERVICES 0.2%

Liberty Global Ltd. (a)	3,645	$68

Total Bermuda		68

IRELAND 0.7%

INFORMATION TECHNOLOGY 0.7%

Accenture PLC ‘A’	958	336

Total Ireland		336

UNITED KINGDOM 0.1%

MATERIALS 0.1%

Amcor PLC	4,760	46

Total United Kingdom		46

UNITED STATES 96.9%

COMMUNICATION SERVICES 8.5%

AT&T, Inc.	46,431	779

Comcast Corp. ‘A’	14,040	616

Electronic Arts, Inc.	698	96

Fox Corp. ‘A’	152	5

Lumen Technologies, Inc. (a)	18,093	33

Meta Platforms, Inc. ‘A’ (a)	4,766	1,687

Netflix, Inc. (a)	120	58

Omnicom Group, Inc.	385	33

Paramount Global ‘B’	5,277	78

T-Mobile U.S., Inc.	650	104

Walt Disney Co.	4,239	383

		3,872

CONSUMER DISCRETIONARY 7.6%

Advance Auto Parts, Inc.	237	14

Best Buy Co., Inc.	2,170	170

Booking Holdings, Inc. (a)	5	18

Foot Locker, Inc.	867	27

Ford Motor Co.	37,565	458

Gap, Inc.	3,462	72

General Motors Co.	16,331	587

Genuine Parts Co.	283	39

Hasbro, Inc.	776	40

Hilton Worldwide Holdings, Inc.	228	42

Home Depot, Inc.	1,706	591

Kohl’s Corp.	3,146	90

Lear Corp.	345	49

LKQ Corp.	579	28

Lowe’s Cos., Inc.	1,468	327

Marriott International, Inc. ‘A’	418	94

Mohawk Industries, Inc. (a)	334	35

Newell Brands, Inc.	2,458	21

NIKE, Inc. ‘B’	1,827	198

PVH Corp.	593	72

Tapestry, Inc.	838	31

Tesla, Inc. (a)	451	112

TJX Cos., Inc.	1,756	165

Tractor Supply Co.	131	28

VF Corp.	3,631	68

Whirlpool Corp.	635	77

		3,453

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 6.7%

Campbell Soup Co.	454	$20

Church & Dwight Co., Inc.	180	17

Coca-Cola Co.	6,111	360

Colgate-Palmolive Co.	1,817	145

Dollar General Corp.	600	82

Estee Lauder Cos., Inc. ‘A’	414	61

General Mills, Inc.	1,405	91

Hershey Co.	108	20

J M Smucker Co.	275	35

Kellanova	747	42

Keurig Dr Pepper, Inc.	791	26

Kimberly-Clark Corp.	934	113

Kraft Heinz Co.	2,500	92

Mondelez International, Inc. ‘A’	2,607	189

Procter & Gamble Co.	6,283	921

Sysco Corp.	1,379	101

Target Corp.	2,800	399

Tyson Foods, Inc. ‘A’	1,794	96

US Foods Holding Corp. (a)	409	19

Walgreens Boots Alliance, Inc.	9,399	245

WK Kellogg Co.	187	2

		3,076

FINANCIALS 16.4%

Aflac, Inc.	830	68

Allstate Corp.	1,229	172

American Express Co.	1,261	236

Ameriprise Financial, Inc.	307	117

Bank of America Corp.	28,991	976

Bank of New York Mellon Corp.	3,137	163

BlackRock, Inc.	257	209

Citigroup, Inc.	21,545	1,108

Equitable Holdings, Inc.	1,631	54

Fidelity National Information Services, Inc.	1,982	119

Fifth Third Bancorp	485	17

Fiserv, Inc. (a)	416	55

Hartford Financial Services Group, Inc.	1,087	87

JPMorgan Chase & Co.	7,699	1,310

Lincoln National Corp.	2,670	72

Marsh & McLennan Cos., Inc.	147	28

Mastercard, Inc. ‘A’	590	252

MetLife, Inc.	3,518	233

Moody’s Corp.	92	36

PayPal Holdings, Inc. (a)	2,576	158

Principal Financial Group, Inc.	698	55

Progressive Corp.	804	128

Prudential Financial, Inc.	2,149	223

S&P Global, Inc.	289	127

State Street Corp.	1,157	90

Visa, Inc. ‘A’	1,490	388

Wells Fargo & Co.	19,925	981

Western Union Co.	2,132	25

		7,487

HEALTH CARE 18.4%

Abbott Laboratories	3,461	381

AbbVie, Inc.	3,354	520

Agilent Technologies, Inc.	372	52

Amgen, Inc.	805	232

Becton Dickinson & Co.	469	114

Biogen, Inc. (a)	626	162

	SHARES	MARKET VALUE (000S)

Boston Scientific Corp. (a)	1,877	$109

Bristol-Myers Squibb Co.	8,591	441

Cardinal Health, Inc.	1,174	118

Cencora, Inc.	304	62

Cigna Group	1,519	455

CVS Health Corp.	6,443	509

Danaher Corp.	196	45

DaVita, Inc. (a)	476	50

Edwards Lifesciences Corp. (a)	628	48

Elevance Health, Inc.	899	424

Eli Lilly & Co.	509	297

Fortrea Holdings, Inc. (a)	223	8

Gilead Sciences, Inc.	3,473	281

Henry Schein, Inc. (a)	204	15

Hologic, Inc. (a)	452	32

Johnson & Johnson	8,077	1,266

Laboratory Corp. of America Holdings	223	51

McKesson Corp.	299	138

Merck & Co., Inc.	6,240	680

Organon & Co.	960	14

Pfizer, Inc.	23,930	689

Quest Diagnostics, Inc.	477	66

Stryker Corp.	369	110

UnitedHealth Group, Inc.	1,678	883

Universal Health Services, Inc. ‘B’	113	17

Viatris, Inc.	5,545	60

Waters Corp. (a)	117	39

Zoetis, Inc.	75	15

		8,383

INDUSTRIALS 4.7%

3M Co.	3,455	378

AGCO Corp.	90	11

Automatic Data Processing, Inc.	557	130

Carrier Global Corp.	2,057	118

Cummins, Inc.	785	188

Deere & Co.	400	160

Dover Corp.	285	44

Fastenal Co.	78	5

FedEx Corp.	775	196

Fortune Brands Innovations, Inc.	140	11

Illinois Tool Works, Inc.	534	140

Johnson Controls International PLC	2,317	134

ManpowerGroup, Inc.	449	36

Otis Worldwide Corp.	171	15

Owens Corning	558	83

Paychex, Inc.	168	20

Republic Services, Inc.	215	35

United Parcel Service, Inc. ‘B’	1,179	185

United Rentals, Inc.	53	30

Waste Management, Inc.	728	130

WW Grainger, Inc.	90	75

		2,124

INFORMATION TECHNOLOGY 30.2%

Adobe, Inc. (a)	509	304

Advanced Micro Devices, Inc. (a)	900	133

Akamai Technologies, Inc. (a)	314	37

Amdocs Ltd.	388	34

Apple, Inc.	12,022	2,315

Applied Materials, Inc.	2,110	342

Arrow Electronics, Inc. (a)	450	55

Avnet, Inc.	897	45

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	53

Schedule of Investments	PIMCO RAFI ESG U.S. ETF	(Cont.)	December 31, 2023	(Unaudited)

	SHARES	MARKET VALUE (000S)

Broadcom, Inc.	408	$455

Cadence Design Systems, Inc. (a)	203	55

CDW Corp.	229	52

Cisco Systems, Inc.	19,599	990

Cognizant Technology Solutions Corp. ‘A’	1,937	146

Corning, Inc.	1,199	37

DXC Technology Co. (a)	517	12

Flex Ltd. (a)	1,745	53

Gen Digital, Inc.	2,358	54

Hewlett Packard Enterprise Co.	15,018	255

HP, Inc.	6,787	204

Intel Corp.	42,426	2,132

International Business Machines Corp.	4,384	717

Juniper Networks, Inc.	2,010	59

KLA Corp.	78	45

Lam Research Corp.	311	244

Microchip Technology, Inc.	72	7

Micron Technology, Inc.	4,979	425

Microsoft Corp.	6,611	2,486

Motorola Solutions, Inc.	200	63

NetApp, Inc.	1,090	96

ON Semiconductor Corp. (a)	559	47

Oracle Corp.	4,163	439

QUALCOMM, Inc.	4,400	636

Seagate Technology Holdings PLC	1,606	137

Synopsys, Inc. (a)	59	30

TE Connectivity Ltd.	757	106

Teradyne, Inc.	254	28

Texas Instruments, Inc.	1,772	302

Western Digital Corp. (a)	3,020	158

Xerox Holdings Corp.	2,163	40

		13,775

	SHARES	MARKET VALUE (000S)
MATERIALS 3.8%

Air Products & Chemicals, Inc.	358	$98

Ball Corp.	1,015	58

CF Industries Holdings, Inc.	388	31

Dow, Inc.	3,847	211

DuPont de Nemours, Inc.	2,998	231

Eastman Chemical Co.	341	31

Ecolab, Inc.	580	115

International Paper Co.	2,688	97

Linde PLC	1,067	438

Mosaic Co.	1,205	43

Newmont Corp.	3,411	141

Packaging Corp. of America	255	41

PPG Industries, Inc.	681	102

Sherwin-Williams Co.	195	61

WestRock Co.	508	21

		1,719

REAL ESTATE 0.3%

CBRE Group, Inc. ‘A’ (a)	834	77

Jones Lang LaSalle, Inc. (a)	316	60

		137

UTILITIES 0.3%

American Water Works Co., Inc.	336	44

Edison International	1,125	81

		125

Total United States		44,151

Total Common Stocks (Cost $40,192)		44,601

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 2.0%

UNITED STATES 2.0%

REAL ESTATE 2.0%

American Tower Corp.	343	$74

AvalonBay Communities, Inc.	202	38

Crown Castle, Inc.	908	105

Equinix, Inc.	66	53

Equity Residential	637	39

Essex Property Trust, Inc.	94	23

Healthpeak Properties, Inc.	1,290	26

Host Hotels & Resorts, Inc.	3,045	59

Iron Mountain, Inc.	1,009	71

Mid-America Apartment Communities, Inc.	110	15

Prologis, Inc.	830	111

Ventas, Inc.	1,466	73

Vornado Realty Trust	430	12

Welltower, Inc.	1,222	110

Weyerhaeuser Co.	3,030	105

		914

Total Real Estate Investment Trusts (Cost $892)		914

Total Investments in Securities (Cost $41,084)		45,515

Total Investments 99.9% (Cost $41,084)		$45,515

Other Assets and Liabilities, net 0.1%		33

Net Assets 100.0%		$45,548

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Common Stocks
Bermuda
Communication Services	$68	$0	$0	$68
Ireland
Information Technology	336	0	0	336
United Kingdom
Materials	46	0	0	46
United States
Communication Services	3,872	0	0	3,872
Consumer Discretionary	3,453	0	0	3,453
Consumer Staples	3,076	0	0	3,076
Financials	7,487	0	0	7,487

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Health Care	$8,383	$0	$0	$8,383
Industrials	2,124	0	0	2,124
Information Technology	13,775	0	0	13,775
Materials	1,719	0	0	1,719
Real Estate	137	0	0	137
Utilities	125	0	0	125
Real Estate Investment Trusts
United States
Real Estate	914	0	0	914

Total Investments	$45,515	$0	$0	$45,515

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

54	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements	December 31, 2023	(Unaudited)

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds. Prior to August 12, 2022, Parametric Portfolio Associates LLC (“Parametric” or “Sub-Adviser”) served as the sub-adviser to each Fund.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. Each Fund offers and issues shares only in aggregations of a specified number of shares (“Creation Units”).

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Taxes A Fund may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by a Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of December 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

(c) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	55

Notes to Financial Statements	(Cont.)

on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(d) Distributions to Shareholders The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	Quarterly	Quarterly

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	Quarterly	Quarterly

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	Quarterly	Quarterly

PIMCO RAFI ESG U.S. ETF	Quarterly	Quarterly

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The Trust does not provide an automatic dividend and/or distributions reinvestment service. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting.

As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04,

56	PIMCO EQUITY SERIES

December 31, 2023	(Unaudited)

Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the U.S. Securities and Exchange Commission (“SEC”) adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Funds must comply with certain new requirements which include, but are not limited to, making significant updates to the content of their shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5,

2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments are effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Funds or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Funds’ shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that a Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	57

Notes to Financial Statements	(Cont.)

for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), a Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in a Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to

58	PIMCO EQUITY SERIES

December 31, 2023	(Unaudited)

valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds, and short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	59

Notes to Financial Statements	(Cont.)

hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund eligible to participate in securities lending may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Fund under the Securities Lending Agreement. All or a portion of Dividend Income as shown in the table below represents the income earned on the cash collateral invested in PIMCO Government Money Market Fund and is included on the Statements of Operations as a component of Securities Lending Income. PIMCO Government Money Market Fund is considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended December 31, 2023 (amounts in thousands†):

Investments in PIMCO Government Money Market Fund

Fund Name	Market Value 06/30/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$8	$2,998	$(2,999)	$0	$0	$7	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

60	PIMCO EQUITY SERIES

December 31, 2023	(Unaudited)

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Real Estate Investment Trusts (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Warrants are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, a Fund has used bilateral repurchase agreements wherein the underlying securities will be held by a Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Securities Lending The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent.

Fund Name

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

PIMCO RAFI Dynamic Multi-Factor International Equity ETF

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

PIMCO RAFI ESG U.S. ETF

Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Funds will then invest the cash collateral received in the PIMCO Government Money Market Fund and record a liability for the return of the collateral during the period the securities are on loan. Each Fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	61

Notes to Financial Statements	(Cont.)

The loans are subject to termination at the option of the borrower or a Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, a Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments, if applicable. The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income, if applicable.

(c) Interfund Lending In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2023, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

62	PIMCO EQUITY SERIES

December 31, 2023	(Unaudited)

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	PIMCO RAFI ESG U.S. ETF

Small Fund	X	—	—	X

Market Trading	X	X	X	X

Equity	X	X	X	X

Credit	X	X	X	X

Market	X	X	X	X

Liquidity	X	X	X	X

Issuer	X	X	X	X

Derivatives	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	—	—

Emerging Markets	X	—	—	—

China	X	—	—	—

Currency	X	X	—	—

Model	X	X	X	X

Leveraging	X	X	X	X

Management and Tracking Error	X	X	X	X

Indexing	X	X	X	X

Environmental, Social and Governance Investing	—	—	—	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Small Fund Risk is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Market Trading Risk is the risk that an active secondary trading market for Fund shares does not continue once developed, that a Fund may not continue to meet a listing exchange’s trading or listing requirements, that trading in Fund shares may be halted or become less liquid or that Fund shares trade at prices other than a Fund’s net asset value, and are subject to trading costs, which may be exacerbated if the creation/redemption process becomes less effective, particularly during times of market stress.

Equity Risk is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights.

Credit Risk is the risk that a Fund could lose money if the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. The liquidity of a Fund’s shares may be constrained by the liquidity of a Fund’s portfolio holdings.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	63

Notes to Financial Statements	(Cont.)

more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested.

Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for a Fund. A Fund’s use of derivatives or other similar investments may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Model Risk is the risk that a Fund’s investment models used in making investment allocation decisions, including the indexation methodologies used in constructing the Underlying Index, may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in a Fund.

Leveraging Risk is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management and Tracking Error Risk is the risk that a portfolio manager’s investment decisions may not produce the desired results or that a Fund’s portfolio may not closely track the Underlying Index for a number of reasons. A Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing a Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of a Fund and the Underlying Index may vary due to asset valuation differences and differences between a Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints.

The risk that performance of a Fund and the Underlying Index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause a Fund to be less correlated to the return of the Underlying Index than if a Fund held all of the securities in the Underlying Index.

Indexing Risk is the risk that a Fund is negatively affected by general declines in the asset classes represented by the Underlying Index.

Environmental, Social and Governance Investing Risk is the risk that, because the Underlying Index may select or exclude securities of certain issuers for reasons other than performance, a Fund’s performance will differ from funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by the Index Provider or any judgment exercised by the Index Provider in constructing the Underlying Index will reflect the opinions of any particular investor.

China Risk is the risk of investing in securities and instruments economically tied to the People’s Republic of China (excluding Hong Kong, Macau and Taiwan for the purpose of this disclosure) (“PRC”). These investments subject the Fund to the risks of investing in foreign (non-U.S.) securities and emerging market securities, as well as additional risks including, without limitation, inefficiencies resulting from erratic growth, the unavailability of consistently-reliable economic data, dependence on exports and international trade, asset price volatility, potential shortage of liquidity and limited accessibility by foreign (non-U.S.) investors, fluctuations in currency exchange rates, currency devaluation, the relatively small size and absence of operating

64	PIMCO EQUITY SERIES

December 31, 2023	(Unaudited)

history of many PRC companies, and the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks.

Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. Additionally, to the extent a Fund invests in securities and instruments economically tied to Russia, the Russian invasion of Ukraine may adversely affect the Fund’s investments. Please see the Important Information section for additional discussion of the Russian invasion of Ukraine.

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/ or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to the Funds, their service providers, trading counterparties or the issuers in which a Fund invests.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	65

Notes to Financial Statements	(Cont.)

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments,

66	PIMCO EQUITY SERIES

December 31, 2023	(Unaudited)

collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee PIMCO, a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”), serves as the Manager to the Trust, pursuant to an investment management agreement. Each Fund pays PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. Each Fund will pay monthly management fees to PIMCO at an annual rate based on average daily net assets (the “Management Fee”), at an annual rate as noted in the table below.

Fund Name	Management Fee

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	0.49%

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0.39%

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0.29%

PIMCO RAFI ESG U.S. ETF	0.29%

(b) Distribution and Servicing Fees PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of each Fund’s Creation Units. The Distributor does not maintain a secondary market in shares of the Funds. During the period ended December 31, 2023, each Fund was permitted to compensate the Distributor at an annual rate of up to 0.25% of a Fund’s average daily net assets (the “12b-1 Plan Fee”). However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan Fee at this time. The 12b-1 Plan Fee may only be imposed or increased when the Board determines that it is in the best interests of shareholders to do so. Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time it will increase the cost of an investment in the Fund. The 12b-1 Plan Fee may cost an investor more than other types of sales charges.

(c) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) securities lending fees and expenses; (vi) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vii) extraordinary expenses, including costs of litigation and indemnification expenses; and (viii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the prospectus.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

(d) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through October 31, 2024, to waive a portion of the Funds’ Management Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049%, (the “Expense Limit”) (calculated as a percentage of the Fund’s average daily net assets). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waivers, if any, are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2023, the amounts were (in thousands†):

Fund Name	Waived Fees

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$3

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	5

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	4

PIMCO RAFI ESG U.S. ETF	1

†	A zero balance may reflect actual amounts rounding to less than one thousand.

In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the Management Fee and/or other expenses waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	67

Notes to Financial Statements	(Cont.)

Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO as of December 31, 2023, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$38	$9	$6	$53

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0	3	9	12

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	2	6	9	17

PIMCO RAFI ESG U.S. ETF	0	1	2	3

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Manager and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2023, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$0	$0	$20,035	$21,206

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0	0	30,596	22,431

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0	0	22,996	22,877

PIMCO RAFI ESG U.S. ETF	0	0	3,906	3,393

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by a Fund only in Creation Units. Except when aggregated in Creation Units, shares of a Fund are not redeemable. Transactions in capital shares for a Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of a basket of cash and/or securities that a Fund specifies each business day. Authorized Participants may be charged transaction fees as set forth below. To offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, Authorized Participants are subject to standard creation and redemption transaction fees payable directly to State Street Bank and Trust Company, the sub-administrator of the Funds. PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for

68	PIMCO EQUITY SERIES

December 31, 2023	(Unaudited)

administrative or marketing services. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge up to the maximum amount shown in the table below.

Fund Name	Standard Creation/ Redemption Transaction Fee*	Maximum Variable Charge for Cash Creations**	Maximum Variable Charge for Cash Redemptions**

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$2,250	3.00%	2.00%

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	$5,000	3.00%	2.00%

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	$2,250	3.00%	2.00%

PIMCO RAFI ESG U.S. ETF	$500	3.00%	2.00%

*	Applicable to in-kind contributions or redemptions only.
**	As a percentage of the net asset value per Creation Unit purchased or redeemed, inclusive of the standard creation transaction fee (if imposed).

14. INVESTMENT TRANSACTIONS

For the period ended December 31, 2023, certain Funds had in-kind contributions and in-kind redemptions as follows (amounts in thousands†):

Fund Name	Contributions	Redemptions

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$71,901	$72,299

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	44,416	0

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	11,746	15,857

PIMCO RAFI ESG U.S. ETF	8,497	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The in-kind contributions and in-kind redemptions in this table may not agree with the Fund Share Transactions on the Statements of Changes in Net Assets. The table represents the accumulation of each Fund’s daily net shareholder transactions which were executed in kind while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2023, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	69

Notes to Financial Statements	(Cont.)	December 31, 2023	(Unaudited)

As of their last fiscal year ended June 30, 2023, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$3,115	$226

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	10,111	4,286

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	16,556	4,910

PIMCO RAFI ESG U.S. ETF	1,558	688

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$88,469	$17,211	$(11,064)	$6,147

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	185,710	29,078	(4,869)	24,209

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	111,477	21,959	(2,138)	19,821

PIMCO RAFI ESG U.S. ETF	41,084	5,712	(1,281)	4,431

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

70	PIMCO EQUITY SERIES

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

FICC	Fixed Income Clearing Corporation	UBS	UBS Securities LLC

Currency Abbreviations:

USD (or $)	United States Dollar

Other Abbreviations:

ADR	American Depositary Receipt	REIT	Real Estate Investment Trust	TBA	To-Be-Announced

JSC	Joint Stock Company	SP - ADR	Sponsored American Depositary Receipt

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	71

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended December 31, 2023 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.2600	$0.0000	$0.0000	$0.2600

October 2023	$0.2400	$0.0000	$0.0000	$0.2400

December 2023	$0.1600	$0.0000	$0.0000	$0.1600

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.3500	$0.0000	$0.0000	$0.3500

October 2023	$0.2000	$0.0000	$0.0000	$0.2000

December 2023	$0.1800	$0.0000	$0.0000	$0.1800

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.2000	$0.0000	$0.0000	$0.2000

October 2023	$0.2100	$0.0000	$0.0000	$0.2100

December 2023	$0.2000	$0.0000	$0.0000	$0.2000

PIMCO RAFI ESG U.S. ETF	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.1400	$0.0000	$0.0000	$0.1400

October 2023	$0.1400	$0.0000	$0.0000	$0.1400

December 2023	$0.1600	$0.0000	$0.0000	$0.1600

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

72	PIMCO EQUITY SERIES

Approval of Investment Advisory Contract and Other Agreements	(Unaudited)

Approval of Renewal of the Investment Management Agreement for PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF, PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF and PIMCO RAFI ESG U.S. ETF

At a meeting held on August 22-23, 2023, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Management Agreement (the “Investment Management Agreement”) between the Trust, on behalf of PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF, PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF and PIMCO RAFI ESG U.S. ETF (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2024.

The information, material factors and conclusions that formed the basis for the Board’s approval are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed: During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust and each of the Funds. In considering whether to approve the renewal of the Investment Management Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; management fees; financial information for PIMCO; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Investment Management Agreement.

(b) Review Process: In connection with considering the renewal of the Investment Management Agreement, the Board reviewed written materials prepared by PIMCO in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Investment Management Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 22-23, 2023 meeting. The Independent Trustees also met via video conference with Counsel on July 25, 2023, and conducted a video conference meeting on August 11, 2023 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Investment Management Agreement. In connection with its review of the Investment Management Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds where appropriate.The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, the expense structure of certain Funds, outflows for certain Funds, Fund performance and profitability.

The approval determination was made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Investment Management Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Investment Management Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel and Resources: The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Management Agreement. The Board noted that PIMCO makes available to its

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	73

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed for the competitive investment management industry and to strengthen its ability to deliver advisory services under the Investment Management Agreement. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in its disciplines and personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time and other investment options that have the potential to benefit shareholders.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including the ongoing development of its own proprietary software and applications to support the Funds.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Investment Management Agreement are likely to continue to benefit the Funds and their shareholders.

(b) Other Services: The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Investment Management Agreement. The Board considered the terms of the Investment Management Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Agreement is expected to continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and longer-term periods ended March 31, 2023 and other performance data, as available, over short- and longer-term periods ended June 30, 2023 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and longer-term periods ended March 31, 2023 (the “Broadridge Report”). The Board also noted that while historically the Broadridge Report included peer classifications from only Lipper, as part of this approval process the Broadridge Report incorporated peer classifications from Morningstar for Funds for which it was believed that Morningstar provided a materially improved comparison.

The Board considered information regarding both the short- and longer-term relative and absolute investment performance of each Fund relative to its peer group, and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report.

The Board reviewed materials indicating that certain Funds outperformed their peer groups during the one-year period-ended March 31, 2023. The Board reviewed materials indicating that the Funds, had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over short- and longer-term periods ended March 31, 2023. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the longer-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and longer-term periods. With respect to Funds that underperformed to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Funds. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance. Depending on the circumstances, the Independent Trustees may be satisfied with a Fund’s performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Board ultimately concluded, within the context of all of its considerations in connection with the Investment Management Agreement, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders and merits the approval of the renewal of the Investment Management Agreement.

4. MANAGEMENT FEE AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the

74	PIMCO EQUITY SERIES

(Unaudited)

respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for management services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate due to competitive positioning considerations, observed long-term notable underperformance and significant misalignments with the level or quality of services being provided or a change in the overall strategic positioning of the Funds.

The Board reviewed the management fee and total expense ratios of each Fund (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to the management fee, the Board reviewed data from the Broadridge Report that compared the average and median management fees of other funds in a “Peer Group” of comparable funds, where appropriate, as well as the universe of other similar funds. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate. In addition, the Board considered the expense limitation agreement in place for all of the Funds.

The Board also reviewed data comparing certain Funds’ management fees to the fee rates PIMCO charges to clients (both advised and sub-advised) with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds and the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ unified fee structure, under which each Fund pays for the advisory and supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures such services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency and printing costs. The Board also considered that the unified fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board concluded that each Fund’s fees were reasonable in relation to the value of the services provided, and that the unified fee represents, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the Funds’ total expense ratios continued to be generally in line with those of competitor funds. Upon comparing the Funds’ total expense ratios to other funds in the “Peer Groups” provided by the Broadridge Report, where appropriate, the Board found total expense ratios of each Fund to be reasonable.

Based on the information presented by PIMCO and Broadridge, members of the Board determined, in the exercise of their business judgment, that the management fees charged by PIMCO under the Investment Management Agreement and that the total expenses of each Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits attributable to the Funds. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the recruitment and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce existing services, offer new services, and accommodate changing regulatory requirements.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	75

Approval of Investment Advisory Contract and Other Agreements	(Cont.)	(Unaudited)

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of such economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Board also considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the management fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in administrative and operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. In addition, the Board considered that PIMCO may benefit indirectly from its use of the HUB technology platform, a joint venture between PIMCO, Man Group, S&P Global, Microsoft and State Street. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO supported the renewal of the Funds’ Investment Management Agreement. The Independent Trustees and the Board as a whole concluded that the Funds’ Investment Management Agreement continued to be fair and reasonable to the Funds and their shareholders, that the fees charged under the Investment Management Agreement on behalf of the Funds were fair and reasonable in light of the services provided, and that the renewal of the Investment Management Agreement was in the best interests of the Funds and their shareholders.

76	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Co.

State Street Financial Center

One Congress Street, Suite 1

Boston, MA 02114-2016

Transfer Agent

State Street Bank and Trust Company

1776 Heritage Drive

North Quincy, MA 02171

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES4004SAR_123123

b)	Not applicable to the Registrant.

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series

By:	/s/ Joshua D. Ratner

Joshua D. Ratner
President (Principal Executive Officer)

Date: March 1, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joshua D. Ratner

Joshua D. Ratner
President (Principal Executive Officer)

Date: March 1, 2024

By:	/s/ Bijal Y. Parikh

Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: March 1, 2024